UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:             811-07852

USAA Mutual Funds Trust

(Exact name of registrant as specified in charter)

15935 La Cantera Pkwy, San Antonio, Texas	78256
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-235-8396

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

DECEMBER 31, 2022

Annual Report

USAA Target Retirement Income Fund

USAA Target Retirement 2030 Fund

USAA Target Retirement 2040 Fund

USAA Target Retirement 2050 Fund

USAA Target Retirement 2060 Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	11
Schedules of Portfolio Investments	16
Financial Statements
Statements of Assets and Liabilities	23
Statements of Operations	25
Statements of Changes in Net Assets	27
Financial Highlights	29
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	51
Supplemental Information (Unaudited)	52
Trustee and Officer Information	52
Proxy Voting and Portfolio Holdings Information	58
Expense Examples	58
Additional Federal Income Tax Information	59
Advisory Contract Approval	60
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Our most recent annual reporting period ending December 31, 2022, was filled with epic challenges. Even the most seasoned investors who have been through more than one economic cycle have not witnessed financial markets like this in a long time, if ever.

Consider what transpired and how the investing backdrop changed so abruptly. The year began well enough with ample liquidity and an encouraging outlook for corporate profits. But that optimism faded early and was punctuated by the start of a terrible war in Eastern Europe. This fueled rising energy prices and intensified an inflation problem that was proving to be more than "transitory."

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") pivoted to a far more restrictive monetary policy than anyone anticipated. Over the course of 2022, the Fed boosted the Fed funds interest rate on seven different occasions by a total of 4.5 percentage points. And if that wasn't enough, zero-Covid policies in China further exacerbated supply chain issues and dampened the outlook for global growth.

As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world. The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of more than 18% for our annual reporting period.

Perhaps what made 2022 even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not this past year. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 13%, its worst annual performance since the 1970s. That's not exactly the offset to equity performance that many investors were expecting from bonds.

It was a tough year, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets; and even when markets snap back sharply (as happened this past July and October), investors often wonder if they have missed an opportunity.

Through all of the challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Target Retirement Series

Managers' Commentary

(Unaudited)

•  What were the market conditions over the reporting period?

At the beginning of the reporting period, the Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish U.S. Federal Reserve (the "Fed"), and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg US Aggregate Bond Index in 40 years. Equity markets did not fare any better as the bellwether S&P 500® Index also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

The second quarter of 2022 saw continued pressure on stocks and bonds. The Fed's hawkish pivot, which started in the fourth quarter of 2021 continued to put pressure on equity multiples, especially for long-duration growth stocks. With inflation readings hitting four-decade highs, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession. This risk contributed to the heightened stock market volatility, in addition to mounting COVID-19 related lockdowns in China, rising oil prices, and the ongoing conflict between Russia and the Ukraine.

In the third quarter, global equities declined, continuing the downward trend from the first half of 2022. The quarter began with a rally that continued into mid-August, on hopes that the Fed would pivot toward a more accommodative policy. However, messaging from the Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding a recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global Equities rebounded in the fourth quarter, trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from the Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 bps in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

4

USAA Target Retirement Series

Managers' Commentary (continued)

•  How did the USAA Target Retirement Funds (the "Funds") perform during the reporting period?

Each Fund's investment objective is to provide capital appreciation and current income consistent with its current investment allocation. For the year ended December 31, 2022, the total return for each of the Funds is shown below, along with the return(s) of the relevant benchmark index(es):

	USAA Target Retirement Funds	S&P Target Date Indices	MSCI All Country World Index
USAA Target Retirement Income Fund	–10.64%	–11.17%	—
USAA Target Retirement 2030 Fund	–13.53%	–13.96%	—
USAA Target Retirement 2040 Fund	–15.15%	–15.56%	—
USAA Target Retirement 2050 Fund	–16.00%	–15.97%	–18.36%
USAA Target Retirement 2060 Fund	–16.12%	–16.01%	–18.36%

•  What strategies did you employ during the reporting period?

In an unprecedented year, all five of the USAA Target Retirement Funds performed as expected, with returns in between those of stocks and bonds. The larger losses for the longer-dated portfolios reflect the progressively higher weighting in equities as the target dates of the five funds increase.

The results of the Funds' underlying drivers mirrored the overall investment backdrop. The equity portfolio experienced losses across all equity regions. In aggregate, the fixed income portfolio experienced losses, with shorter duration investment grade credit and high yield credit performing better than longer duration fixed income.

We maintained a steady approach through the past year. As always, we sought to provide broad exposure to the global financial markets, but we also overweighted (took larger relative positions) or underweighted (took smaller relative positions) in certain asset classes based on valuations and fundamentals. In this vein, we continued to tilt the portfolios toward the international markets — both developed and emerging — versus the United States. We believe this positioning is warranted from a longer-term standpoint due to what we view as more attractive valuations and greater latitude for better-than-expected economic growth outside of the United States. Our equity investments, with an emphasis on improving fundamentals and strong balance sheets, performed well over the time period. The Funds' overweight to shorter duration fixed income contributed positively over the time period. Exposure within alternatives to commodities, such as oil, added value to the Funds' overall performance.

We will continue to remain true to our longstanding strategy of using fundamentals and valuations to construct portfolios designed to deliver favorable results over a full market cycle.

Thank you for allowing us to assist you with your investment needs.

5

USAA Target Retirement Income Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Fund Shares
INCEPTION DATE	7/31/08
	Net Asset Value	S&P Target Date Retirement Income Index[1]
One Year	–10.64%	–11.17%
Five Year	2.31%	2.33%
Ten Year	3.32%	3.59%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Target Retirement Income Fund — Growth of $10,000

1The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Target Retirement 2030 Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Fund Shares
INCEPTION DATE	7/31/08
	Net Asset Value	S&P Target Date 2030 Index[1]
One Year	–13.53%	–13.96%
Five Year	2.93%	4.17%
Ten Year	5.24%	6.84%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Target Retirement 2030 Fund — Growth of $10,000

1The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

7

USAA Target Retirement 2040 Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Fund Shares
INCEPTION DATE	7/31/08
	Net Asset Value	S&P Target Date 2040 Index[1]
One Year	–15.15%	–15.56%
Five Year	3.27%	4.97%
Ten Year	5.97%	7.84%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Target Retirement 2040 Fund — Growth of $10,000

1The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

8

USAA Target Retirement 2050 Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Fund Shares
INCEPTION DATE	7/31/08
	Net Asset Value	S&P Target Date 2050 Index[1]	MSCI All Country World Index[2]
One Year	–16.00%	–15.97%	–18.36%
Five Year	3.62%	5.26%	5.23%
Ten Year	6.38%	8.33%	7.98%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Target Retirement 2050 Fund — Growth of $10,000

1The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

9

USAA Target Retirement 2060 Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Fund Shares
INCEPTION DATE	7/12/13
	Net Asset Value	S&P Target Date 2060 Index[1]	MSCI All Country World Index[2]
One Year	–16.12%	–16.01%	–18.36%
Five Year	3.48%	5.35%	5.23%
Since Inception	5.75%	N/A	7.31%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Target Retirement 2060 Fund — Growth of $10,000

1The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

10

USAA Mutual Funds Trust USAA Target Retirement Income Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides capital appreciation and current income consistent with its current investment allocation.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

USAA Government Securities Fund Institutional Shares	23.1%
USAA Short-Term Bond Fund Institutional Shares	16.6%
USAA Global Managed Volatility Fund Institutional Shares	5.9%
VictoryShares ESG Corporate Bond ETF	5.8%
USAA Intermediate-Term Bond Fund Institutional Shares	5.4%
USAA High Income Fund Institutional Shares	5.2%
USAA Target Managed Allocation Fund	4.9%
Victory Market Neutral Income Fund Class I	4.9%
Victory RS International Fund Class R6	3.4%
VictoryShares USAA Core Short-Term Bond ETF	3.3%

Asset Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

11

USAA Mutual Funds Trust USAA Target Retirement 2030 Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides capital appreciation and current income consistent with its current investment allocation.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

USAA Government Securities Fund Institutional Shares	15.9%
USAA Global Managed Volatility Fund Institutional Shares	10.2%
USAA Target Managed Allocation Fund	8.9%
USAA 500 Index Fund Reward Shares	5.5%
USAA Short-Term Bond Fund Institutional Shares	5.2%
USAA Intermediate-Term Bond Fund Institutional Shares	4.7%
Victory RS International Fund Class R6	4.7%
VictoryShares International Value Momentum ETF	4.4%
USAA High Income Fund Institutional Shares	3.9%
Victory Trivalent International Core Equity Fund Class R6	3.6%

Asset Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

12

USAA Mutual Funds Trust USAA Target Retirement 2040 Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides capital appreciation and current income consistent with its current investment allocation.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

USAA Global Managed Volatility Fund Institutional Shares	13.3%
USAA Target Managed Allocation Fund	11.6%
USAA 500 Index Fund Reward Shares	7.4%
USAA Government Securities Fund Institutional Shares	7.0%
Victory RS International Fund Class R6	6.5%
VictoryShares International Value Momentum ETF	5.6%
VictoryShares US Value Momentum ETF	4.8%
Victory Trivalent International Core Equity Fund Class R6	4.7%
VictoryShares Westend U.S. Sector ETF	3.8%
USAA High Income Fund Institutional Shares	3.5%

Asset Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

13

USAA Mutual Funds Trust USAA Target Retirement 2050 Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides capital appreciation and current income consistent with its current investment allocation.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

USAA Global Managed Volatility Fund Institutional Shares	15.1%
USAA Target Managed Allocation Fund	13.0%
USAA 500 Index Fund Reward Shares	8.7%
Victory RS International Fund Class R6	7.1%
VictoryShares International Value Momentum ETF	6.3%
VictoryShares US Value Momentum ETF	5.4%
Victory Trivalent International Core Equity Fund Class R6	5.3%
VictoryShares Westend US Sector ETF	4.5%
VictoryShares Emerging Markets Value Momentum ETF	3.7%
Victory Integrity Mid-Cap Value Fund Class R6	3.5%

Asset Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

14

USAA Mutual Funds Trust USAA Target Retirement 2060 Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides capital appreciation and current income consistent with its current investment allocation.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

USAA Global Managed Volatility Fund Institutional Shares	15.1%
USAA Target Managed Allocation Fund	13.0%
USAA 500 Index Fund Reward Shares	8.8%
Victory RS International Fund Class R6	7.4%
VictoryShares International Value Momentum ETF	6.3%
Victory Trivalent International Core Equity Fund Class R6	5.4%
VictoryShares US Value Momentum ETF	5.2%
VictoryShares Westend U.S. Sector ETF	4.7%
USAA Government Securities Fund Institutional Shares	3.8%
VictoryShares Emerging Markets Value Momentum ETF	3.7%

Asset Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

15

USAA Mutual Funds Trust USAA Target Retirement Income Fund	Schedule of Portfolio Investments December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (19.9%)
VictoryShares Emerging Markets Value Momentum ETF	288,452	$11,506
VictoryShares ESG Corporate Bond ETF	1,899,203	38,297
VictoryShares International Value Momentum ETF	440,876	18,266
VictoryShares International Volatility Wtd ETF	179,768	6,645
VictoryShares NASDAQ Next 50 ETF	149,092	3,583
VictoryShares US Multi-Factor Minimum Volatility ETF	141,668	5,406
VictoryShares US Small Mid Cap Value Momentum ETF	86,772	5,467
VictoryShares US Value Momentum ETF	189,914	12,014
VictoryShares USAA Core Short-Term Bond ETF	443,598	21,576
VictoryShares WestEnd U.S. Sector ETF	302,776	8,051
Total Affiliated Exchange-Traded Funds (Cost $135,996)		130,811
Affiliated Mutual Funds (79.6%)
USAA 500 Index Fund Reward Shares	344,734	16,851
USAA Global Managed Volatility Fund Institutional Shares	4,572,691	39,051
USAA Government Securities Fund Institutional Shares	17,329,892	151,983
USAA Growth Fund Institutional Shares	309,412	7,092
USAA High Income Fund Institutional Shares	5,233,251	34,487
USAA Income Stock Fund Institutional Shares	233,759	4,056
USAA Intermediate-Term Bond Fund Institutional Shares	3,968,434	35,597
USAA Nasdaq-100 Index Fund R6 Shares	33,509	937
USAA Precious Metals and Minerals Fund Institutional Shares	140,247	2,336
USAA Short-Term Bond Fund Institutional Shares	12,494,481	108,827
USAA Small Cap Stock Fund Institutional Shares	712,259	8,234
USAA Target Managed Allocation Fund	3,846,587	32,504
Victory Integrity Mid-Cap Value Fund Class R6	317,024	6,810
Victory Market Neutral Income Fund Class I	3,836,961	32,000
Victory RS International Fund Class R6	2,252,632	22,323
Victory Sophus Emerging Markets Fund Class R6	243,826	4,242
Victory Trivalent International Core Equity Fund Class R6	2,328,144	15,436
Total Affiliated Mutual Funds (Cost $553,377)		522,766
Total Investments (Cost $689,373) — 99.5%		653,577
Other assets in excess of liabilities — 0.5%		3,421
NET ASSETS — 100.00%		$656,998

At December 31, 2022, the Fund's investments in foreign securities were 11.9% of net assets.

ETF — Exchange-Traded Fund

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Target Retirement 2030 Fund	Schedule of Portfolio Investments December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (25.6%)
VictoryShares Emerging Markets Value Momentum ETF	657,114	$26,212
VictoryShares ESG Corporate Bond ETF	1,767,524	35,642
VictoryShares International Value Momentum ETF	1,206,751	49,997
VictoryShares International Volatility Wtd ETF	493,863	18,255
VictoryShares NASDAQ Next 50 ETF	696,279	16,732
VictoryShares US Multi-Factor Minimum Volatility ETF	264,132	10,079
VictoryShares US Small Mid Cap Value Momentum ETF	343,892	21,666
VictoryShares US Value Momentum ETF	636,526	40,266
VictoryShares USAA Core Short-Term Bond ETF	834,703	40,600
VictoryShares WestEnd U.S. Sector ETF	1,154,053	30,688
Total Affiliated Exchange-Traded Funds (Cost $293,575)		290,137
Affiliated Mutual Funds (73.9%)
USAA 500 Index Fund Reward Shares	1,265,796	61,872
USAA Global Managed Volatility Fund Institutional Shares	13,502,381	115,310
USAA Government Securities Fund Institutional Shares	20,622,006	180,855
USAA Growth Fund Institutional Shares	1,074,458	24,626
USAA High Income Fund Institutional Shares	6,697,879	44,139
USAA Income Stock Fund Institutional Shares	841,385	14,598
USAA Intermediate-Term Bond Fund Institutional Shares	5,972,981	53,578
USAA Nasdaq-100 Index Fund R6 Shares	208,996	5,846
USAA Precious Metals and Minerals Fund Institutional Shares	255,335	4,254
USAA Short-Term Bond Fund Institutional Shares	6,739,575	58,702
USAA Small Cap Stock Fund Institutional Shares	1,925,695	22,261
USAA Target Managed Allocation Fund	11,982,361	101,251
Victory Integrity Mid-Cap Value Fund Class R6	1,214,125	26,079
Victory Market Neutral Income Fund Class I	2,636,470	21,988
Victory RS International Fund Class R6	5,398,823	53,502
Victory Sophus Emerging Markets Fund Class R6	515,437	8,969
Victory Trivalent International Core Equity Fund Class R6	6,237,553	41,355
Total Affiliated Mutual Funds (Cost $894,802)		839,185
Total Investments (Cost $1,188,377) — 99.5%		1,129,322
Other assets in excess of liabilities — 0.5%		5,335
NET ASSETS — 100.00%		$1,134,657

At December 31, 2022, the Fund's investments in foreign securities were 17.5% of net assets.

ETF — Exchange-Traded Fund

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Target Retirement 2040 Fund	Schedule of Portfolio Investments December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (28.0%)
VictoryShares Emerging Markets Value Momentum ETF	1,095,183	$43,687
VictoryShares ESG Corporate Bond ETF	873,088	17,606
VictoryShares International Value Momentum ETF	1,808,903	74,945
VictoryShares International Volatility Wtd ETF	704,196	26,030
VictoryShares NASDAQ Next 50 ETF	1,164,047	27,972
VictoryShares US Multi-Factor Minimum Volatility ETF	428,496	16,350
VictoryShares US Small Mid Cap Value Momentum ETF	453,628	28,579
VictoryShares US Value Momentum ETF	1,004,216	63,526
VictoryShares USAA Core Short-Term Bond ETF	493,169	23,988
VictoryShares WestEnd U.S. Sector ETF (a)	1,928,537	51,283
Total Affiliated Exchange-Traded Funds (Cost $373,102)		373,966
Affiliated Mutual Funds (71.3%)
USAA 500 Index Fund Reward Shares	2,024,853	98,975
USAA Global Managed Volatility Fund Institutional Shares	20,780,440	177,465
USAA Government Securities Fund Institutional Shares	10,701,180	93,849
USAA Growth Fund Institutional Shares	1,758,788	40,311
USAA High Income Fund Institutional Shares	7,057,079	46,506
USAA Income Stock Fund Institutional Shares	1,368,357	23,741
USAA Intermediate-Term Bond Fund Institutional Shares	3,679,567	33,006
USAA Nasdaq-100 Index Fund R6 Shares	379,064	10,603
USAA Precious Metals and Minerals Fund Institutional Shares	283,976	4,731
USAA Short-Term Bond Fund Institutional Shares	2,473,354	21,543
USAA Small Cap Stock Fund Institutional Shares	2,673,699	30,908
USAA Target Managed Allocation Fund	18,322,621	154,826
Victory Integrity Mid-Cap Value Fund Class R6	1,942,825	41,732
Victory Market Neutral Income Fund Class I	1,629,361	13,589
Victory RS International Fund Class R6	8,730,578	86,520
Victory Sophus Emerging Markets Fund Class R6	732,649	12,748
Victory Trivalent International Core Equity Fund Class R6	9,507,279	63,033
Total Affiliated Mutual Funds (Cost $1,011,562)		954,086
Collateral for Securities Loaned (0.0%)^(b)
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.14% (c)	34,806	35
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.13% (c)	34,806	34
Invesco Government & Agency Portfolio, Institutional Shares, 4.22% (c)	34,806	35
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.08% (c)	34,806	35
Total Collateral for Securities Loaned (Cost $139)		139
Total Investments (Cost $1,384,803) — 99.3%		1,328,191
Other assets in excess of liabilities — 0.7%		9,088
NET ASSETS — 100.00%		$1,337,279

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Target Retirement 2040 Fund	Schedule of Portfolio Investments — continued December 31, 2022

At December 31, 2022, the Fund's investments in foreign securities were 23.0% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Amount represents less than 0.05% of net assets.

(c)  Rate disclosed is the daily yield on December 31, 2022.

ETF — Exchange-Traded Fund

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Target Retirement 2050 Fund	Schedule of Portfolio Investments December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (29.1%)
VictoryShares Emerging Markets Value Momentum ETF	746,226	$29,767
VictoryShares ESG Corporate Bond ETF	418,613	8,441
VictoryShares International Value Momentum ETF	1,233,843	51,119
VictoryShares International Volatility Wtd ETF	467,748	17,290
VictoryShares NASDAQ Next 50 ETF	793,323	19,064
VictoryShares US Multi-Factor Minimum Volatility ETF	310,087	11,832
VictoryShares US Small Mid Cap Value Momentum ETF (a)	279,194	17,590
VictoryShares US Value Momentum ETF	685,383	43,357
VictoryShares WestEnd U.S. Sector ETF	1,380,725	36,716
Total Affiliated Exchange-Traded Funds (Cost $232,878)		235,176
Affiliated Mutual Funds (69.8%)
USAA 500 Index Fund Reward Shares	1,447,720	70,765
USAA Global Managed Volatility Fund Institutional Shares	14,302,491	122,143
USAA Government Securities Fund Institutional Shares	2,507,047	21,987
USAA Growth Fund Institutional Shares	1,093,432	25,061
USAA High Income Fund Institutional Shares	1,438,671	9,481
USAA Income Stock Fund Institutional Shares	953,631	16,546
USAA Intermediate-Term Bond Fund Institutional Shares	1,598,612	14,339
USAA Nasdaq-100 Index Fund R6 Shares	240,369	6,723
USAA Precious Metals and Minerals Fund Institutional Shares	159,541	2,658
USAA Short-Term Bond Fund Institutional Shares	320,580	2,792
USAA Small Cap Stock Fund Institutional Shares	1,858,841	21,488
USAA Target Managed Allocation Fund	12,462,948	105,312
Victory Integrity Mid-Cap Value Fund Class R6	1,317,001	28,289
Victory Market Neutral Income Fund, Class I	765,489	6,384
Victory RS International Fund Class R6	5,808,312	57,560
Victory Sophus Emerging Markets Fund Class R6	611,293	10,636
Victory Trivalent International Core Equity Fund Class R6	6,483,327	42,984
Total Affiliated Mutual Funds (Cost $603,971)		565,148
Collateral for Securities Loaned (0.0%)^(b)
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.14% (c)	29,138	29
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.13% (c)	29,138	30
Invesco Government & Agency Portfolio, Institutional Shares, 4.22% (c)	29,138	29
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.08% (c)	29,138	29
Total Collateral for Securities Loaned (Cost $117)		117
Total Investments (Cost $836,966) — 98.9%		800,441
Other assets in excess of liabilities — 1.1%		8,497
NET ASSETS — 100.00%		$808,938

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Target Retirement 2050 Fund	Schedule of Portfolio Investments — continued December 31, 2022

At December 31, 2022, the Fund's investments in foreign securities were 25.9% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Amount represents less than 0.05% of net assets.

(c)  Rate disclosed is the daily yield on December 31, 2022.

ETF — Exchange-Traded Fund

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Target Retirement 2060 Fund	Schedule of Portfolio Investments December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (29.1%)
VictoryShares Emerging Markets Value Momentum ETF	108,347	$4,322
VictoryShares ESG Corporate Bond ETF	43,422	876
VictoryShares International Value Momentum ETF	177,196	7,341
VictoryShares International Volatility Wtd ETF	75,768	2,801
VictoryShares NASDAQ Next 50 ETF	112,009	2,692
VictoryShares US Multi-Factor Minimum Volatility ETF	43,625	1,665
VictoryShares US Small Mid Cap Value Momentum ETF	42,403	2,671
VictoryShares US Value Momentum ETF	96,343	6,095
VictoryShares WestEnd U.S. Sector ETF	207,979	5,530
Total Affiliated Exchange-Traded Funds (Cost $33,457)		33,993
Affiliated Mutual Funds (70.2%)
USAA 500 Index Fund Reward Shares	211,035	10,316
USAA Global Managed Volatility Fund Institutional Shares	2,061,566	17,606
USAA Government Securities Fund Institutional Shares	505,058	4,429
USAA Growth Fund Institutional Shares	165,095	3,784
USAA Income Stock Fund Institutional Shares	131,968	2,290
USAA Intermediate-Term Bond Fund Institutional Shares	341,619	3,064
USAA Nasdaq-100 Index Fund R6 Shares	41,821	1,170
USAA Precious Metals and Minerals Fund Institutional Shares	19,828	330
USAA Short-Term Bond Fund Institutional Shares	118	1
USAA Small Cap Stock Fund Institutional Shares	277,788	3,211
USAA Target Managed Allocation Fund	1,793,301	15,153
Victory Integrity Mid-Cap Value Fund Class R6	191,841	4,121
Victory RS International Fund Class R6	871,199	8,634
Victory Sophus Emerging Markets Fund Class R6	88,932	1,547
Victory Trivalent International Core Equity Fund Class R6	943,173	6,253
Total Affiliated Mutual Funds (Cost $90,942)		81,909
Total Investments (Cost $124,399) — 99.3%		115,902
Other assets in excess of liabilities — 0.7%		796
NET ASSETS — 100.00%		$116,698

At December 31, 2022, the Fund's investments in foreign securities were 26.5% of net assets.

ETF — Exchange-Traded Fund

See notes to financial statements.

22

USAA Mutual Funds Trust	Statements of Assets and Liabilities December 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Target Retirement Income Fund		USAA Target Retirement 2030 Fund	USAA Target Retirement 2040 Fund
Assets:
Affiliated investments, at value (Cost $689,373, $1,188,377 and $1,384,664)	$653,577		$1,129,322	$1,328,052	(a)
Unaffiliated investments, at value (Cost $—, $— and $139)	—		—	139
Cash	3,701		5,614	9,085
Receivables:
Interest	—		1	—	(b)
Capital shares issued	122		554	368
From Adviser	—		—	14
Prepaid expenses	9		14	14
Total Assets	657,409		1,135,505	1,337,672
Liabilities:
Payables:
Collateral received on loaned securities	—		—	139
Capital shares redeemed	383		811	211
Accrued expenses and other payables:
Custodian fees	2		2	3
Compliance fees	1		1	1
Trustees' fees	—	(b)	—	—
Other accrued expenses	25		34	39
Total Liabilities	411		848	393
Net Assets:
Capital	692,177		1,182,132	1,379,595
Total accumulated earnings/(loss)	(35,179)		(47,475)	(42,316)
Net Assets	$656,998		$1,134,657	$1,337,279
Shares (unlimited number of shares authorized with no par value):	67,088		105,923	124,896
Net asset value, offering and redemption price per share: (c)	$9.79		$10.71	$10.71

(a)  Includes $136 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

23

USAA Mutual Funds Trust	Statements of Assets and Liabilities December 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Target Retirement 2050 Fund		USAA Target Retirement 2060 Fund
Assets:
Affiliated investments, at value (Cost $836,849 and $124,399)	$800,324	(a)	$115,902
Unaffiliated investments, at value (Cost $117 and $—)	117		—
Cash	8,737		837
Receivables:
Interest	1		—
Capital shares issued	279		31
From Adviser	—		9
Prepaid expenses	14		7
Total Assets	809,472		116,786
Liabilities:
Payables:
Collateral received on loaned securities	117		—
Capital shares redeemed	384		65
Accrued expenses and other payables:
Custodian fees	2		1
Compliance fees	1		—	(b)
Trustees' fees	—	(b)	—	(b)
Other accrued expenses	30		22
Total Liabilities	534		88
Net Assets:
Capital	834,838		123,773
Total accumulated earnings/(loss)	(25,900)		(7,075)
Net Assets	$808,938		$116,698
Shares (unlimited number of shares authorized with no par value):	73,986		10,683
Net asset value, offering and redemption price per share: (c)	$10.93		$10.92

(a)  Includes $113 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

24

USAA Mutual Funds Trust	Statements of Operations For the Year Ended December 31, 2022

(Amounts in Thousands)

	USAA Target Retirement Income Fund	USAA Target Retirement 2030 Fund	USAA Target Retirement 2040 Fund
Investment Income:
Income distributions from affiliated funds	$19,771	$31,144	$35,493
Interest from unaffiliated investments	7	27	49
Securities lending (net of fees)	5	2	10
Total Income	19,783	31,173	35,552
Expenses:
Sub-Administration fees	19	19	19
Custodian fees	12	19	21
Transfer agent fees	32	55	64
Trustees' fees	47	47	47
Compliance fees	6	10	12
Printing fees	23	36	41
Legal and audit fees	64	54	54
State registration and filing fees	36	38	37
Other expenses	29	40	49
Recoupment of prior expenses waived/reimbursed by Adviser	—	1	—
Total Expenses	268	319	344
Expenses waived/reimbursed by Adviser	(2)	—	(61)
Net Expenses	266	319	283
Net Investment Income (Loss)	19,517	30,854	35,269
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from sales of affiliated funds	(104)	11,347	11,855
Capital gain distributions received from affiliated funds	4,830	12,807	19,193
Net change in unrealized appreciation/ depreciation on affiliated funds	(108,209)	(240,236)	(312,180)
Net realized/unrealized gains (losses) on investments	(103,483)	(216,082)	(281,132)
Change in net assets resulting from operations	$(83,966)	$(185,228)	$(245,863)

See notes to financial statements.

25

USAA Mutual Funds Trust	Statements of Operations For the Year Ended December 31, 2022

(Amounts in Thousands)

	USAA Target Retirement 2050 Fund	USAA Target Retirement 2060 Fund
Investment Income:
Income distributions from affiliated funds	$20,756	$2,867
Interest from unaffiliated investments	47	9
Securities lending (net of fees)	4	1
Total Income	20,807	2,877
Expenses:
Sub-Administration fees	19	19
Custodian fees	14	5
Transfer agent fees	39	6
Trustees' fees	47	47
Compliance fees	7	1
Printing fees	29	9
Legal and audit fees	53	52
State registration and filing fees	33	23
Other expenses	34	13
Total Expenses	275	175
Expenses waived/reimbursed by Adviser	(1)	(53)
Net Expenses	274	122
Net Investment Income (Loss)	20,533	2,755
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from sales of affiliated funds	8,379	489
Capital gain distributions received from affiliated funds	12,913	1,843
Net change in unrealized appreciation/depreciation on affiliated funds	(198,859)	(27,539)
Net realized/unrealized gains (losses) on investments	(177,567)	(25,207)
Change in net assets resulting from operations	$(157,034)	$(22,452)

See notes to financial statements.

26

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Target Retirement Income Fund		USAA Target Retirement 2030 Fund		USAA Target Retirement 2040 Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$19,517	$25,732	$30,854	$51,944	$35,269	$67,012
Net realized gains (losses)	4,726	42,645	24,154	94,192	31,048	120,413
Net change in unrealized appreciation/depreciation	(108,209)	(16,329)	(240,236)	11,103	(312,180)	46,214
Change in net assets resulting from operations	(83,966)	52,048	(185,228)	157,239	(245,863)	233,639
Change in net assets resulting from distributions to shareholders	(42,353)	(52,029)	(101,184)	(100,538)	(132,290)	(120,954)
Change in net assets resulting from capital transactions	(24,319)	(19,630)	33,547	120	71,180	247
Change in net assets	(150,638)	(19,611)	(252,865)	56,821	(306,973)	112,932
Net Assets:
Beginning of period	807,636	827,247	1,387,522	1,330,701	1,644,252	1,531,320
End of period	$656,998	$807,636	$1,134,657	$1,387,522	$1,337,279	$1,644,252
Capital Transactions:
Proceeds from shares issued	$42,001	$82,627	$81,144	$133,480	$102,220	$163,473
Distributions reinvested	42,091	51,747	100,969	100,394	132,158	120,782
Cost of shares redeemed	(108,411)	(154,004)	(148,566)	(233,754)	(163,198)	(284,008)
Change in net assets resulting from capital transactions	$(24,319)	$(19,630)	$33,547	$120	$71,180	$247
Share Transactions:
Issued	3,901	6,852	6,606	9,600	8,216	11,582
Reinvested	4,192	4,396	9,250	7,376	12,143	8,638
Redeemed	(10,144)	(12,778)	(12,204)	(16,842)	(13,106)	(20,168)
Change in Shares	(2,051)	(1,530)	3,652	134	7,253	52

See notes to financial statements.

27

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Target Retirement 2050 Fund		USAA Target Retirement 2060 Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$20,533	$41,965	$2,755	$5,766
Net realized gains (losses)	21,292	78,287	2,332	10,443
Net change in unrealized appreciation/depreciation	(198,859)	33,126	(27,539)	4,736
Change in net assets resulting from operations	(157,034)	153,378	(22,452)	20,945
Change in net assets resulting from distributions to shareholders	(84,813)	(75,540)	(11,801)	(9,243)
Change in net assets resulting from capital transactions	64,708	14,305	12,901	5,341
Change in net assets	(177,139)	92,143	(21,352)	17,043
Net Assets:
Beginning of period	986,077	893,934	138,050	121,007
End of period	$808,938	$986,077	$116,698	$138,050
Capital Transactions:
Proceeds from shares issued	$76,507	$117,938	$16,023	$22,008
Distributions reinvested	84,765	75,478	11,782	9,235
Cost of shares redeemed	(96,564)	(179,111)	(14,904)	(25,902)
Change in net assets resulting from capital transactions	$64,708	$14,305	$12,901	$5,341
Share Transactions:
Issued	5,943	8,090	1,246	1,531
Reinvested	7,639	5,206	1,064	640
Redeemed	(7,538)	(12,331)	(1,173)	(1,814)
Change in Shares	6,044	965	1,137	357

See notes to financial statements.

28

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Target Retirement Income Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$11.68	$11.71	$11.22		$10.69	$11.69
Investment Activities:
Net investment income (loss)	0.29 (a)	0.38 (a)	0.38	(a)	0.31 (a)	0.29
Net realized and unrealized gains (losses)	(1.53)	0.37	0.58		0.93	(0.64)
Total from Investment Activities	(1.24)	0.75	0.96		1.24	(0.35)
Distributions to Shareholders From:
Net investment income	(0.29)	(0.38)	(0.30)		(0.31)	(0.29)
Net realized gains from investments	(0.36)	(0.40)	(0.17)		(0.40)	(0.36)
Total Distributions	(0.65)	(0.78)	(0.47)		(0.71)	(0.65)
Net Asset Value, End of Period	$9.79	$11.68	$11.71		$11.22	$10.69
Total Return (b)	(10.64)%	6.48%	8.73%		11.72%	(3.01)%
Ratios to Average Net Assets:
Net Expenses (c) (d)	0.04%	0.03%	0.06%		0.07%	0.07%
Net Investment Income (Loss)	2.75%	3.13%	3.40%		2.75%	2.53%
Gross Expenses (d)	0.04%	0.03%	0.06%		0.07%	0.07%
Supplemental Data:
Net Assets at end of period (000's)	$656,998	$807,636	$827,247		$337,633	$318,796
Portfolio Turnover	13%	16%	15	%(e)	16%	29%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported returns.

(c)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in the Note 4 of the accompanying Notes to the Financial statements.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $78,972, and sold of $170,937 thousand, respectively, in connection with the Fund's acquisition of USAA Target Retirement 2020 Fund.

See notes to financial statements.

29

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Target Retirement 2030 Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$13.57	$13.03	$12.47	$11.87	$13.84
Investment Activities:
Net investment income (loss)	0.31 (a)	0.53 (a)	0.29 (a)	0.33 (a)	0.30
Net realized and unrealized gains (losses)	(2.15)	1.05	0.86	1.70	(1.25)
Total from Investment Activities	(1.84)	1.58	1.15	2.03	(0.95)
Distributions to Shareholders From:
Net investment income	(0.29)	(0.59)	(0.25)	(0.31)	(0.30)
Net realized gains from investments	(0.73)	(0.45)	(0.34)	(1.12)	(0.72)
Total Distributions	(1.02)	(1.04)	(0.59)	(1.43)	(1.02)
Net Asset Value, End of Period	$10.71	$13.57	$13.03	$12.47	$11.87
Total Return (b)	(13.53)%	12.24%	9.25%	17.13%	(6.99)%
Ratios to Average Net Assets:
Net Expenses (c) (d)	0.03%	0.02%	0.02%	0.03%	0.03%
Net Investment Income (Loss)	2.55%	3.79%	2.41%	2.53%	2.25%
Gross Expenses (d)	0.03%	0.02%	0.02%	0.03%	0.03%
Supplemental Data:
Net Assets at end of period (000's)	$1,134,657	$1,387,522	$1,330,701	$1,368,343	$1,183,564
Portfolio Turnover	13%	18%	19%	24%	36%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported returns.

(c)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in the Note 4 of the accompanying Notes to the Financial statements.

(d)  Does not include acquired fund fees and expenses, if any.

See notes to financial statements.

30

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Target Retirement 2040 Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$13.98	$13.02	$12.58	$11.87	$14.25
Investment Activities:
Net investment income (loss)	0.31 (a)	0.60 (a)	0.28 (a)	0.32 (a)	0.27
Net realized and unrealized gains (losses)	(2.43)	1.45	0.88	1.99	(1.46)
Total from Investment Activities	(2.12)	2.05	1.16	2.31	(1.19)
Distributions to Shareholders From:
Net investment income	(0.29)	(0.67)	(0.22)	(0.29)	(0.28)
Net realized gains from investments	(0.86)	(0.42)	(0.50)	(1.31)	(0.91)
Total Distributions	(1.15)	(1.09)	(0.72)	(1.60)	(1.19)
Net Asset Value, End of Period	$10.71	$13.98	$13.02	$12.58	$11.87
Total Return (b)	(15.15)%	15.88%	9.22%	19.57%	(8.53)%
Ratios to Average Net Assets:
Net Expenses (c) (d)	0.02%	0.02%	0.02%	0.02%	0.02%
Net Investment Income (Loss)	2.49%	4.18%	2.30%	2.41%	2.08%
Gross Expenses (d)	0.02%	0.02%	0.02%	0.02%	0.02%
Supplemental Data:
Net Assets at end of period (000's)	$1,337,279	$1,644,252	$1,531,320	$1,551,552	$1,310,328
Portfolio Turnover	14%	16%	20%	29%	35%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported returns.

(c)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in the Note 4 of the accompanying Notes to the Financial statements.

(d)  Does not include acquired fund fees and expenses, if any.

See notes to financial statements.

31

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Target Retirement 2050 Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$14.51	$13.35	$12.84	$11.95	$14.45
Investment Activities:
Net investment income (loss)	0.30 (a)	0.65 (a)	0.28 (a)	0.31 (a)	0.26
Net realized and unrealized gains (losses)	(2.63)	1.69	1.07	2.09	(1.54)
Total from Investment Activities	(2.33)	2.34	1.35	2.40	(1.28)
Distributions to Shareholders From:
Net investment income	(0.28)	(0.69)	(0.24)	(0.28)	(0.26)
Net realized gains from investments	(0.97)	(0.49)	(0.60)	(1.23)	(0.96)
Total Distributions	(1.25)	(1.18)	(0.84)	(1.51)	(1.22)
Net Asset Value, End of Period	$10.93	$14.51	$13.35	$12.84	$11.95
Total Return (b)	(16.00)%	17.71%	10.52%	20.16%	(9.02)%
Ratios to Average Net Assets:
Net Expenses (c) (d)	0.03%	0.03%	0.03%	0.04%	0.04%
Net Investment Income (Loss)	2.41%	4.43%	2.26%	2.32%	1.96%
Gross Expenses (d)	0.03%	0.03%	0.03%	0.04%	0.04%
Supplemental Data:
Net Assets at end of period (000's)	$808,938	$986,077	$893,934	$893,030	$741,449
Portfolio Turnover	13%	17%	21%	30%	36%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported returns.

(c)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in the Note 4 of the accompanying Notes to the Financial statements.

(d)  Does not include acquired fund fees and expenses, if any.

See notes to financial statements.

32

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Target Retirement 2060 Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$14.46	$13.17	$12.53	$11.05	$12.74
Investment Activities:
Net investment income (loss)	0.29 (a)	0.64 (a)	0.26 (a)	0.28 (a)	0.23
Net realized and unrealized gains (losses)	(2.63)	1.67	1.01	1.94	(1.39)
Total from Investment Activities	(2.34)	2.31	1.27	2.22	(1.16)
Distributions to Shareholders From:
Net investment income	(0.26)	(0.69)	(0.20)	(0.27)	(0.23)
Net realized gains from investments	(0.94)	(0.33)	(0.43)	(0.47)	(0.30)
Total Distributions	(1.20)	(1.02)	(0.63)	(0.74)	(0.53)
Net Asset Value, End of Period	$10.92	$14.46	$13.17	$12.53	$11.05
Total Return (b)	(16.12)%	17.69%	10.17%	20.09%	(9.18)%
Ratios to Average Net Assets:
Net Expenses (c) (d)	0.10%	0.10%	0.10%	0.10%	0.10%
Net Investment Income (Loss)	2.27%	4.41%	2.17%	2.30%	2.00%
Gross Expenses (d)	0.14%	0.13%	0.16%	0.22%	0.23%
Supplemental Data:
Net Assets at end of period (000's)	$116,698	$138,050	$121,007	$116,493	$87,403
Portfolio Turnover	9%	18%	28%	29%	36%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported returns.

(c)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in the Note 4 of the accompanying Notes to the Financial statements.

(d)  Does not include acquired fund fees and expenses, if any.
See notes to financial statements.

33

USAA Mutual Funds Trust	Notes to Financial Statements December 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the following five Funds (collectively, the "Funds" and individually, a "Fund"). Each Fund is classified as diversified under the 1940 Act.

Funds (Legal Name)	Funds (Short Name)
USAA Target Retirement Income Fund	Target Income Fund
USAA Target Retirement 2030 Fund	Target 2030 Fund
USAA Target Retirement 2040 Fund	Target 2040 Fund
USAA Target Retirement 2050 Fund	Target 2050 Fund
USAA Target Retirement 2060 Fund	Target 2060 Fund

Each Fund is a "fund of funds" in that it invests in a selection of affiliated mutual funds and exchange-traded funds managed by the Funds' Adviser, Victory Capital Management Inc. ("VCM" or the "Adviser"), an affiliate of the Funds. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Each Fund may rely on various exemptions contained in the 1940 Act and in exemptive rules or orders thereunder issued by the Securities and Exchange Commission ("SEC") that permit funds, subject to certain conditions, to invest in one or more Exchange-Traded Funds ("ETFs") and certain other types of investment companies in amounts that exceed limits set forth in the 1940 Act that would otherwise be applicable.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Trust's Board of Trustees' (the "Board"), has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including ETFs, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in the underlying affiliated funds and other open-end investment companies, other than ETFs, are valued at their net asset value ("NAV") at the end of each business day and are typically categorized as Level 1 in the fair value hierarchy.

The underlying affiliated funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
USAA Target Retirement Income Fund
Affiliated Exchange-Traded Funds	$130,811	$—	$—	$130,811
Affiliated Mutual Funds	522,766	—	—	522,766
Total	$653,577	$—	$—	$653,577
USAA Target Retirement 2030 Fund
Affiliated Exchange-Traded Funds	$290,137	$—	$—	$290,137
Affiliated Mutual Funds	839,185	—	—	839,185
Total	$1,129,322	$—	$—	$1,129,322
USAA Target Retirement 2040 Fund
Affiliated Exchange-Traded Funds	$373,966	$—	$—	$373,966
Affiliated Mutual Funds	954,086	—	—	954,086
Collateral for Securities Loaned	139	—	—	139
Total	$1,328,191	$—	$—	$1,328,191
USAA Target Retirement 2050 Fund
Affiliated Exchange-Traded Funds	$235,176	$—	$—	$235,176
Affiliated Mutual Funds	565,148	—	—	565,148
Collateral for Securities Loaned	117	—	—	117
Total	$800,441	$—	$—	$800,441

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022
	Level 1	Level 2	Level 3	Total
USAA Target Retirement 2060 Fund
Affiliated Exchange-Traded Funds	$33,993	$—	$—	$33,993
Affiliated Mutual Funds	81,909	—	—	81,909
Total	$115,902	$—	$—	$115,902

As of December 31, 2022, there were no transfers into/out of Level 3.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Funds, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend their securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by SEC guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Funds effectively do not have control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. Collateral requirements are determined daily based on the value of the Funds' securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, a Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Funds' agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Funds may not be sold or repledged, except to satisfy borrower default.

The following table is a summary of the Funds' securities lending transactions as of December 31, 2022 (amounts in thousands).

	Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
Target 2040 Fund	$136	$—	$139
Target 2050 Fund	113	—	117

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

For the year ended December 31, 2022, the Funds did not incur any income tax, interest, or penalties, and have recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2022, were as follows for the Funds (amounts in thousands):

	Excluding U.S. Government Securities
	Purchases	Sales
Target Income Fund	$90,372	$132,665
Target 2030 Fund	161,306	171,106
Target 2040 Fund	205,125	190,332
Target 2050 Fund	135,971	111,379
Target 2060 Fund	18,861	11,075

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Funds by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser does not receive any fees from the Funds for these services.

Administration and Servicing Fees:

VCM also serves as the Funds' administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM does not receive any fees from the Funds for these services.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Funds reimburse VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Funds (as part of the Trust) have entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Funds. VCTA does not receive any fees from the Funds for these services.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Funds pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Funds' custodian. Funds pay Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Funds. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limits for the Funds. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Funds' business are excluded

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

from the expense limits. As of December 31, 2022, the expense limits (excluding voluntary waivers) were as follows:

In Effect Until June 30. 2023
Target Income Fund	0.07%
Target 2030 Fund	0.03%
Target 2040 Fund	0.02%
Target 2050 Fund	0.04%
Target 2060 Fund	0.10%

Under the terms of the expense limitation agreement, the Adviser has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of December 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Funds have not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at December 31, 2022.

	Expires 2023	Expires 2024	Expires 2025	Total
Target 2040 Fund	$—	$—	$61	$61
Target 2060 Fund	69	43	53	165

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. For the year ended December 31, 2022, the Adviser voluntarily waived fees of $2 thousand, $1 thousand, and less than $1 thousand for the Target Retirement Income Fund, Target 2050 Fund, and Target 2060 Fund, respectively.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Funds may be subject to other risks in addition to these identified risks.

Affiliated Funds Risk — The risks of the Funds directly correspond to the risks of the underlying affiliated funds in which the Funds invest. By investing in the underlying affiliated funds, the Funds have exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Funds varies according to each Fund's asset allocation. For instance, the more a Fund is allocated to stock funds, the greater the risk associated with equity securities. The Funds also are subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

High-Yield/Junk Bond Risk — The Funds may invest in underlying affiliated funds that invest in fixed income securities that are rated below investment grade. Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time.

Market Risk — Overall market risks may affect the value of the Funds. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The Funds may invest in underlying affiliated funds that invest in equity securities. The value of the equity securities in which the Funds invest may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Debt Securities Risk — The Funds may invest in underlying affiliated funds that invest in debt securities or other income-producing securities. The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from January 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through December 31, 2022, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Funds did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to each Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Funds had no borrowings under the Line of Credit agreement during the year ended December 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

and the current bank loan rate. As a Borrower, interest charged to each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The Funds did not utilize or participate in the Facility during the year ended December 31, 2022.

7. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid as noted in the table below. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

	Declared	Paid
Target Income Fund	Quarterly	Quarterly
Target 2030 Fund	Annually	Annually
Target 2040 Fund	Annually	Annually
Target 2050 Fund	Annually	Annually
Target 2060 Fund	Annually	Annually

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Funds may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of December 31, 2022, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

	Total Accumulated Earnings/(Loss)	Capital
Target Income Fund	$(395)	$395
Target 2030 Fund	(1,109)	1,109
Target 2040 Fund	(1,031)	1,031
Target 2050 Fund	(541)	541
Target 2060 Fund	(59)	59

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Year Ended December 31, 2022			Year Ended December 31, 2021
	Distributions Paid From:			Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Target Income Fund	$19,510	$22,843	$42,353	$26,171	$25,858	$52,029
Target 2030 Fund	30,908	70,276	101,184	58,650	41,888	100,538
Target 2040 Fund	35,204	97,086	132,290	75,571	45,383	120,954
Target 2050 Fund	20,383	64,430	84,813	45,588	29,952	75,540
Target 2060 Fund	2,802	8,999	11,801	6,415	2,828	9,243

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

As of December 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
Target Income Fund	$147	$4,710	$4,857	$(40,036)	$(35,179)
Target 2030 Fund	186	14,286	14,472	(61,947)	(47,475)
Target 2040 Fund	226	17,010	17,236	(59,552)	(42,316)
Target 2050 Fund	150	12,568	12,718	(38,618)	(25,900)
Target 2060 Fund	23	1,597	1,620	(8,695)	(7,075)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of December 31, 2022, the Funds had no capital loss carryforwards for federal income tax purposes.

As of December 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Net Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Target Income Fund	$693,613	$14,788	$(54,824)	$(40,036)
Target 2030 Fund	1,191,269	40,086	(102,033)	(61,947)
Target 2040 Fund	1,387,743	58,180	(117,732)	(59,552)
Target 2050 Fund	839,059	38,167	(76,785)	(38,618)
Target 2060 Fund	124,597	3,499	(12,194)	(8,695)

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on the Fund's Schedule of Portfolio Investments. The financial statements of the underlying funds can be found in shareholder reports filed with the SEC by each such underlying fund semi-annually on Form N-CSR and are available for download from both the SEC's as well as each respective underlying fund's website. Transactions in affiliated securities during the year ended December 31, 2022, were as follows (amounts in thousands):

	Fair Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2022	Dividend Income
Target Income Fund
USAA 500 Index Fund Reward Shares	$3,002	$16,692	$—	$—	$222	$(2,843)	$16,851	$231
USAA NASDAQ-100 Index Fund R6 Shares	—	1,039	—	—	33	(102)	937	6
USAA Global Managed Volatility Fund Institutional Shares	48,853	3,150	(2,251)	(267)	1,769	(10,434)	39,051	1,381
USAA Government Securities Fund Institutional Shares	229,062	3,902	(59,956)	(5,425)	—	(15,600)	151,983	3,902
USAA Growth Fund Institutional Shares	15,236	466	(3,893)	2,022	465	(6,739)	7,092	—

42

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022
	Fair Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2022	Dividend Income
USAA High Income Fund Institutional Shares	$34,674	$5,753	$—	$—	$—	$(5,940)	$34,487	$1,990
USAA Income Fund Institutional Shares	20,833	79	(19,769)	2,286	—	(3,429)	—	79
USAA Income Stock Fund Institutional Shares	9,506	382	(5,150)	758	266	(1,440)	4,056	116
USAA Intermediate-Term Bond Fund Institutional Shares	14,271	25,104	—	—	—	(3,778)	35,597	831
USAA Precious Metals and Minerals Fund Institutional Shares	2,645	26	—	—	—	(335)	2,336	26
USAA Short-Term Bond Fund Institutional Shares	123,244	2,767	(11,056)	(305)	—	(5,823)	108,827	2,766
USAA Small Cap Stock Fund Institutional Shares	6,303	3,665	—	—	471	(1,734)	8,234	—
USAA Target Managed Allocation Fund	43,496	2,825	(3,951)	(385)	207	(9,481)	32,504	1,243
Victory Integrity Mid-Cap Value Fund Class R6	6,053	1,564	—	—	286	(807)	6,810	112
Victory Market Neutral Income Fund Class I	32,841	3,553	—	—	1,058	(4,394)	32,000	2,497
Victory RS International Fund Class R6	27,363	3,057	(3,357)	(530)	53	(4,210)	22,323	568
Victory Sophus Emerging Markets Fund Class R6	3,533	2,826	(652)	(381)	—	(1,084)	4,242	140
Victory Trivalent International Fund — Core Equity Class R6	16,222	2,757	—	—	—	(3,543)	15,436	414
VictoryShares Dividend Accelerator ETF		11,350	(10,008)	2,573	—	(3,915)	—	96
VictoryShares ESG Corporate Bond ETF	44,104	2,996	—	—	—	(8,803)	38,297	1,040
VictoryShares WestEnd US Sector ETF	—	7,769	—	—	—	282	8,051	32
VictoryShares International Volatility Wtd ETF	8,097	—	—	—	—	(1,452)	6,645	160
VictoryShares Nasdaq Next 50 ETF	5,077	—	—	—	—	(1,494)	3,583	32
VictoryShares US Multi-Factor Minimum Volatility ETF	6,705	—	(742)	182	—	(739)	5,406	110
VictoryShares USAA Core Short-Term Bond ETF	22,770	—	—	—	—	(1,194)	21,576	549
VictoryShares Emerging Markets Value Momentum ETF	21,864	—	(6,613)	(1,609)	—	(2,136)	11,506	573
VictoryShares International Value Momentum ETF	22,487	—	(788)	(37)	—	(3,396)	18,266	553

43

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022
	Fair Value 12/31/2021		Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2022	Dividend Income
VictoryShares US Small Mid Cap Value Momentum ETF	$6,388		$—	$—	$—	$—	$(921)	$5,467	$78
VictoryShares US Value Momentum ETF	18,204		—	(4,479)	1,014	—	(2,725)	12,014	246
	$804,183		$90,372	$(132,665)	$(104)	$4,830	$(108,209)	$653,577	$19,771
Target 2030 Fund
USAA 500 Index Fund Reward Shares	$19,595		$55,142	$—	$—	$816	$(12,865)	$61,872	$894
USAA Global Managed Volatility Fund Institutional Shares	150,749		9,332	(12,790)	(1,142)	5,248	(30,839)	115,310	4,084
USAA Government Securities Fund Institutional Shares	202,603		6,479	(7,618)	(1,007)	—	(19,602)	180,855	3,998
USAA Growth Fund Institutional Shares	61,543		1,874	(19,926)	3,820	1,875	(22,685)	24,626	—
USAA High Income Fund Institutional Shares	55,362		6,561	(9,213)	(265)	—	(8,306)	44,139	2,740
USAA Income Fund Institutional Shares	19,232		150	(18,088)	2,013	—	(3,307)	—	150
USAA Income Stock Fund Institutional Shares	31,911	*	1,399	(16,287)	1,101	957	(3,526)	14,598	442
USAA Intermediate-Term Bond Fund Institutional Shares	48,542		13,296	—	—	—	(8,260)	53,578	1,563
USAA Precious Metals and Minerals Fund Institutional Shares	4,816		47	—	—	—	(609)	4,254	47
USAA Short-Term Bond Fund Institutional Shares	60,433		1,441	—	—	—	(3,172)	58,702	1,440
USAA Small Cap Stock Fund Institutional Shares	24,732		4,728	(1,113)	(231)	1,275	(5,855)	22,261	—
USAA Target Managed Allocation Fund	133,282		4,343	(5,905)	(38)	619	(30,431)	101,251	3,724
Victory Integrity Mid-Cap Value Fund Class R6	35,801		1,522	(7,674)	1,457	1,095	(5,027)	26,079	428
Victory Market Neutral Income Fund Class I	22,566		2,441	—	—	727	(3,019)	21,988	1,715
Victory RS International Fund Class R6	67,849		2,683	(5,010)	(979)	130	(11,041)	53,502	1,362
Victory Sophus Emerging Markets Fund Class R6	8,400		3,470	—	—	—	(2,901)	8,969	295
Victory Trivalent International Fund — Core Equity Class R6	52,648		1,109	(2,141)	(505)	—	(9,756)	41,355	1,109
VictoryShares Dividend Accelerator ETF	35,538		—	(31,458)	6,648	—	(10,728)	—	344

44

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022
	Fair Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2022	Dividend Income
VictoryShares ESG Corporate Bond ETF	$36,753	$6,946	$—	$—	$—	$(8,057)	$35,642	$968
USAA NASDAQ-100 Index Fund R6 Shares	—	6,088	—	—	65	(242)	5,846	22
VictoryShares International Volatility Wtd ETF	23,623	—	(1,373)	156	—	(4,151)	18,255	439
VictoryShares Nasdaq Next 50 ETF	23,708	—	—	—	—	(6,976)	16,732	151
VictoryShares WestEnd U.S. Sector ETF	—	29,964	—	—	—	724	30,688	121
VictoryShares US Multi-Factor Minimum Volatility ETF	13,705	—	(2,434)	488	—	(1,680)	10,079	215
VictoryShares USAA Core Short-Term Bond ETF	42,845	—	—	—	—	(2,245)	40,600	1,033
VictoryShares Emerging Markets Value Momentum ETF	43,138	—	(9,486)	(3,047)	—	(4,393)	26,212	1,161
VictoryShares International Value Momentum ETF	64,472	—	(4,705)	(826)	—	(8,944)	49,997	1,576
VictoryShares US Small Mid Cap Value Momentum ETF	22,453	2,291	—	—	—	(3,078)	21,666	294
VictoryShares US Value Momentum ETF	61,712	—	(15,885)	3,704	—	(9,265)	40,266	829
	$1,368,011	$161,306	$(171,106)	$11,347	$12,807	$(240,236)	$1,129,322	$31,144
Target 2040 Fund
USAA 500 Index Fund Reward Shares	$48,446	$73,655	$(1,015)	$(215)	$1,306	$(21,896)	$98,975	$1,455
USAA Global Managed Volatility Fund Institutional Shares	224,953	14,313	(12,665)	(1,703)	8,038	(47,433)	177,465	6,275
USAA Government Securities Fund Institutional Shares	101,182	4,086	(997)	(158)	—	(10,264)	93,849	2,038
USAA Growth Fund Institutional Shares	95,737	2,971	(28,286)	(916)	2,971	(29,195)	40,311	—
USAA High Income Fund Institutional Shares	50,434	6,582	(2,373)	82	—	(8,219)	46,506	2,704
USAA Income Fund Institutional Shares	8,743	23	(8,418)	1,164	—	(1,512)	—	24
USAA Income Stock Fund Institutional Shares	46,170	2,269	(20,845)	1,258	1,556	(5,111)	23,741	713
USAA Intermediate-Term Bond Fund Institutional Shares	38,930	1,083	(997)	(245)	—	(5,765)	33,006	1,083
USAA NASDAQ-100 Index Fund R6 Shares	—	11,244	—	—	196	(641)	10,603	48
USAA Precious Metals and Minerals Fund Institutional Shares	5,355	53	—	—	—	(677)	4,731	52

45

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022
	Fair Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2022	Dividend Income
USAA Short-Term Bond Fund Institutional Shares	$22,178	$529	$—	$—	$—	$(1,164)	$21,543	$529
USAA Small Cap Stock Fund Institutional Shares	33,348	5,880	—	—	1,769	(8,320)	30,908	—
USAA Target Managed Allocation Fund	204,213	6,640	(9,378)	(108)	947	(46,541)	154,826	5,694
Victory Integrity Mid-Cap Value Fund Class R6	50,790	2,438	(5,837)	625	1,752	(6,284)	41,732	686
Victory Market Neutral Income Fund Class I	13,946	1,509	—	—	449	(1,866)	13,589	1,060
Victory RS International Fund Class R6	103,448	5,302	(4,088)	(612)	209	(17,530)	86,520	2,202
Victory Sophus Emerging Markets Fund Class R6	13,829	5,598	(1,966)	(1,325)	—	(3,388)	12,748	419
Victory Trivalent International Fund — Core Equity Class R6	76,159	1,690	—	—	—	(14,816)	63,033	1,691
VictoryShares Dividend Accelerator ETF	53,451	—	(47,456)	9,830	—	(15,825)	—	537
VictoryShares ESG Corporate Bond ETF	16,649	4,901	—	—	—	(3,944)	17,606	478
VictoryShares WestEnd U.S. Sector ETF	—	50,114	—	—	—	1,169	51,283	202
VictoryShares International Volatility Wtd ETF	33,348	—	(1,624)	184	—	(5,878)	26,030	626
VictoryShares Nasdaq Next 50 ETF	37,822	1,593	—	—	—	(11,443)	27,972	253
VictoryShares US Multi-Factor Minimum Volatility ETF	22,618	—	(4,398)	951	—	(2,821)	16,350	347
VictoryShares USAA Core Short-Term Bond ETF	25,314	—	—	—	—	(1,326)	23,988	610
VictoryShares Emerging Markets Value Momentum ETF	61,291	—	(6,815)	(2,468)	—	(8,321)	43,687	1,721
VictoryShares International Value Momentum ETF	94,603	—	(5,193)	(893)	—	(13,572)	74,945	2,331
VictoryShares US Small Mid Cap Value Momentum ETF	30,080	2,652	—	—	—	(4,153)	28,579	391
VictoryShares US Value Momentum ETF	100,547	—	(27,981)	6,404	—	(15,444)	63,526	1,324
	$1,613,584	$205,125	$(190,332)	$11,855	$19,193	$(312,180)	$1,328,052	$35,493
Target 2050 Fund
USAA 500 Index Fund Reward Shares	$41,487	$46,608	$(1,015)	$(215)	$934	$(16,100)	$70,765	$1,051
USAA Global Managed Volatility Fund Institutional Shares	148,680	9,851	(3,185)	(590)	5,532	(32,613)	122,143	4,319

46

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022
	Fair Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2022	Dividend Income
USAA Government Securities Fund Institutional Shares	$21,845	$2,453	$—	$—	$—	$(2,311)	$21,987	$453
USAA Growth Fund Institutional Shares	61,420	1,773	(18,978)	(123)	1,773	(19,031)	25,061	—
USAA High Income Fund Institutional Shares	10,632	557	—	—	—	(1,708)	9,481	556
USAA Income Fund Institutional Shares	3,560	16	(3,366)	(6)	—	(204)	—	15
USAA Income Stock Fund Institutional Shares	31,299	1,578	(13,685)	949	1,085	(3,595)	16,546	494
USAA Intermediate-Term Bond Fund Institutional Shares	16,408	461	—	—	—	(2,530)	14,339	461
USAA NASDAQ-100 Index Fund R6 Shares	—	7,308	—	—	166	(585)	6,723	42
USAA Precious Metals and Minerals Fund Institutional Shares	3,009	30	—	—	—	(381)	2,658	30
USAA Short-Term Bond Fund Institutional Shares	2,875	68	—	—	—	(151)	2,792	69
USAA Small Cap Stock Fund Institutional Shares	23,821	3,693	—	—	1,230	(6,026)	21,488	—
USAA Target Managed Allocation Fund	137,247	6,292	(6,540)	(630)	655	(31,057)	105,312	3,937
Victory Integrity Mid-Cap Value Fund Class R6	34,873	1,652	(4,433)	569	1,187	(4,372)	28,289	465
Victory Market Neutral Income Fund Class I	6,552	709	—	—	211	(877)	6,384	498
Victory RS International Fund Class R6	71,191	5,280	(6,512)	(1,126)	140	(11,273)	57,560	1,465
Victory Sophus Emerging Markets Fund Class R6	10,871	3,181	—	—	—	(3,416)	10,636	350
Victory Trivalent International Fund — Core Equity Class R6	51,935	1,153	—	—	—	(10,104)	42,984	1,153
VictoryShares Dividend Accelerator ETF	35,850	—	(31,602)	6,568	—	(10,816)	—	376
VictoryShares ESG Corporate Bond ETF	7,093	3,062	—	—	—	(1,714)	8,441	222
VictoryShares International Volatility Wtd ETF	21,068	—	—	—	—	(3,778)	17,290	416
VictoryShares Nasdaq Next 50 ETF	23,743	2,888	—	—	—	(7,567)	19,064	172
VictoryShares WestEnd U.S. Sector ETF	—	35,769	—	—	—	947	36,716	144
VictoryShares US Multi-Factor Minimum Volatility ETF	14,902	—	(1,847)	453	—	(1,676)	11,832	242

47

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022
	Fair Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2022	Dividend Income
VictoryShares Emerging Markets Value Momentum ETF	$40,331	$—	$(3,558)	$(1,179)	$—	$(5,827)	$29,767	$1,130
VictoryShares International Value Momentum ETF	60,755	—	—	—	—	(9,636)	51,119	1,548
VictoryShares US Small Mid Cap Value Momentum ETF	18,568	1,589	—	—	—	(2,567)	17,590	241
VictoryShares US Value Momentum ETF	66,197	—	(16,658)	3,709	—	(9,891)	43,357	907
	$966,212	$135,971	$(111,379)	$8,379	$12,913	$(198,859)	$800,324	$20,756
Target 2060 Fund
USAA 500 Index Fund Reward Shares	$9,517	$3,540	$(254)	$(54)	$136	$(2,433)	$10,316	$153
USAA NASDAQ-100 Index Fund R6 Shares	—	1,299	—	—	41	(129)	1,170	8
USAA Global Managed Volatility Fund Institutional Shares	20,884	1,420	—	—	797	(4,698)	17,606	623
USAA Government Securities Fund Institutional Shares	4,822	95	—	—	—	(488)	4,429	95
USAA Growth Fund Institutional Shares	6,822	687	(1,216)	(173)	248	(2,336)	3,784	—
USAA Income Fund Institutional Shares	448	2	(423)	(1)	—	(26)	—	2
USAA Income Stock Fund Institutional Shares	3,372	219	(947)	74	150	(428)	2,290	69
USAA Intermediate-Term Bond Fund Institutional Shares	2,341	1,074	—	—	—	(351)	3,064	76
VictoryShares WestEnd U.S. Sector ETF	—	5,379	—	—	—	151	5,530	22
USAA Precious Metals and Minerals Fund Institutional Shares	374	3	—	—	—	(47)	330	4
USAA Short-Term Bond Fund Institutional Shares	1	—	—	—	—	— *	1	—
USAA Small Cap Stock Fund Institutional Shares	3,341	757	—	—	184	(887)	3,211	—
USAA Target Managed Allocation Fund	19,308	779	(377)	(43)	93	(4,514)	15,153	561
Victory Integrity Mid-Cap Value Fund Class R6	4,804	241	(365)	(24)	173	(535)	4,121	68
Victory RS International Fund Class R6	10,146	1,062	(769)	(133)	21	(1,672)	8,634	220
Victory Sophus Emerging Markets Fund Class R6	1,753	848	(476)	(231)	—	(347)	1,547	51

48

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022
	Fair Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2022	Dividend Income
Victory Trivalent International Fund — Core Equity Class R6	$7,272	$438	$—	$—	$—	$(1,457)	$6,253	$168
VictoryShares Dividend Accelerator ETF	5,000	—	(4,380)	943	—	(1,563)	—	52
VictoryShares ESG Corporate Bond ETF	665	384	—	—	—	(173)	876	23
VictoryShares International Volatility Wtd ETF	3,413	—	—	—	—	(612)	2,801	67
VictoryShares Nasdaq Next 50 ETF	3,354	407	—	—	—	(1,069)	2,692	24
VictoryShares US Multi-Factor Minimum Volatility ETF	1,966	—	(130)	32	—	(203)	1,665	34
VictoryShares Emerging Markets Value Momentum ETF	5,819	—	(490)	(155)	—	(852)	4,322	162
VictoryShares International Value Momentum ETF	8,725	—	—	—	—	(1,384)	7,341	221
VictoryShares US Small Mid Cap Value Momentum ETF	2,837	227	—	—	—	(393)	2,671	37
VictoryShares US Value Momentum ETF	8,182	—	(1,248)	254	—	(1,093)	6,095	127
	$135,166	$18,861	$(11,075)	$489	$1,843	$(27,539)	$115,902	$2,867

*  Rounds to less than $1 thousand.

9. Subsequent Event

On June 29, 2022, the Board approved a change to the Funds' fiscal year-end from December 31 to April 30, with an effective date of April 30, 2023

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust will change from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectuses, statutory prospectuses, and SAIs will be replaced by the new name.

Also on the Effective Date, references to the current names of the Funds in the summary prospectuses, statutory prospectuses, and SAIs will be replaced with the new names as follows:

Old Name	New Name
USAA Target Retirement Income Fund	Victory Target Retirement Income Fund
USAA Target Retirement 2030 Fund	Victory Target Retirement 2030 Fund
USAA Target Retirement 2040 Fund	Victory Target Retirement 2040 Fund
USAA Target Retirement 2050 Fund	Victory Target Retirement 2050 Fund
USAA Target Retirement 2060 Fund	Victory Target Retirement 2060 Fund

49

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. Investment Franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectuses, statutory prospectuses, and SAIs, will be replaced.

Please note that there will be no changes in the management of the Funds or to the Funds' ticker symbols.

50

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of USAA Target Retirement Income Fund, USAA Target Retirement 2030 Fund, USAA Target Retirement 2040 Fund, USAA Target Retirement 2050 Fund and USAA Target Retirement 2060 Fund and the Board of Trustees of USAA Mutual Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of USAA Target Retirement Income Fund, USAA Target Retirement 2030 Fund, USAA Target Retirement 2040 Fund, USAA Target Retirement 2050 Fund and USAA Target Retirement 2060 Fund (collectively referred to as the "Funds") (five of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedules of portfolio investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the funds constituting USAA Mutual Funds Trust) at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
February 28, 2023

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

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Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

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USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

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Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

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USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

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Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

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USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

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Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

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USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022, through December 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value 12/31/22	Actual Expenses Paid During Period 7/1/22- 12/31/22*	Hypothetical Expenses Paid During Period 7/1/22- 12/31/22*	Annualized Expense Ratio During Period 7/1/22- 12/31/22
Target Income Fund	$1,000.00	$1,001.90	$1,025.00	$0.20	$0.20	0.04%
Target 2030 Fund	1,000.00	1,012.50	1,025.05	0.15	0.15	0.03%
Target 2040 Fund	1,000.00	1,021.80	1,025.10	0.10	0.10	0.02%
Target 2050 Fund	1,000.00	1,024.20	1,025.05	0.15	0.15	0.03%
Target 2060 Fund	1,000.00	1,023.50	1,024.70	0.51	0.51	0.10%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended December 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2022 (amounts in thousands):

For the year ended December 31, 2022, the following Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Percent
Target Income Fund	26%
Target 2030 Fund	39%
Target 2040 Fund	50%
Target 2050 Fund	58%
Target 2060 Fund	59%

For the year ended December 31, 2022, dividends qualified for corporate dividends received deductions of:

Percent
Target Income Fund	9%
Target 2030 Fund	16%
Target 2040 Fund	21%
Target 2050 Fund	24%
Target 2060 Fund	23%

For the year ended December 31, 2022, the following Funds designated short-term capital gain distributions (in thousands):

Amount
Target Income Fund	$33
Target 2030 Fund	190
Target 2040 Fund	148
Target 2060 Fund	69

For the year ended December 31, 2022, the following Funds designated long-term capital gain distributions (in thousands):

Amount
Target Income Fund	$23,237
Target 2030 Fund	71,384
Target 2040 Fund	98,117
Target 2050 Fund	64,971
Target 2060 Fund	9,058

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2022, were as follows:

	Foreign Source Income	Foreign Tax Expense
Target Income Fund	0.04	0.01
Target 2030 Fund	0.06	0.01
Target 2040 Fund	0.07	0.01
Target 2050 Fund	0.08	0.01
Target 2060 Fund	0.08	0.01

59

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

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Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Target Retirement Funds

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to each of the Target Retirement Income Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund and Target Retirement 2060 Fund (each, a "Fund" and together, the "Funds"). Prior to the December 8-9, 2022 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Funds' investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Funds, as well as information regarding the Adviser's revenues and costs of providing services to the Funds and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to each Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to each Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Funds' performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Funds. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for each Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement with respect to each Fund. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Funds by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its

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USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

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affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Funds, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Funds' compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Funds, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Adviser's role in coordinating the activities of the Funds' other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Funds, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Funds by the Adviser and its affiliates, including the Adviser's oversight of the Funds' day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated each Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Funds as determined by the independent third party in its report. Each Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). The Board noted that the Adviser does not receive a management fee from the Funds. The data indicated that each Fund's total expenses, which included underlying fund expenses, and after fee waivers and reimbursements, if applicable, were below the median of its respective expense group and its respective expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for each Fund. The Board took into account the various other services provided to the Funds by the Adviser and its affiliates, and noted the high quality of services received by the Funds.

In considering the Funds' performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds' performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Funds' average annual total returns relative to their Lipper indexes and other mutual funds deemed to be in their peer groups by the independent third party in its report (the "performance universe"). Each Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the performance of the Target Retirement Income Fund was above the average of its performance universe for the one-, three-, five- and ten-year periods ended June 30, 2022, and was above its Lipper index for the one-, three- and ten-year periods ended June 30, 2022, and was below its Lipper index for the five-year period ended June 30, 2022; the performance of each of the Target Retirement 2030 Fund, Target Retirement 2040 Fund and Target Retirement 2050 Fund was above the average of its respective performance universe and its respective Lipper index for the one-year period ended June 30, 2022, and was below the average of its respective performance universe and

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USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

its respective Lipper index for the three-, five- and ten-year periods ended June 30, 2022; and the performance of the Target Retirement 2060 Fund was above the average of its performance universe and its Lipper index for the one-year period ended June 30, 2022, and was below the average of its performance universe and its Lipper index for the three- and five-year periods ended June 30, 2022. The Board took into account management's discussion of the Funds' performance, including the more recent improved performance for each of the Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund and Target Retirement 2060 Fund, as well as the reasons for the Funds' underperformance for certain periods.

Compensation and Profitability — The Board took into consideration that the Adviser does not receive a management fee from the Funds. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the revenues from the Funds. This information included a review of the methodology used in the allocation of certain costs to the Funds. In considering the profitability data with respect to the Funds, the Trustees noted that the Adviser reimbursed or waived a portion of its management fees to certain Fund(s). The Trustees reviewed the profitability of the Adviser's relationship with the Funds before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of each Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also took into account the Adviser's receipt of management fees from the underlying funds in which the Funds invest. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Funds. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Funds and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — With respect to the consideration of any economies of scale to be realized by the Funds, the Board took into account that the Adviser does not receive any management fees under the Advisory Agreement. The Board took into account management's discussion of the Funds' current management fee structure. The Board also considered the expense reimbursement arrangement by the Adviser. The Board also considered the effect of each Fund's change in size, if any, on its performance and fees, noting that each Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Advisory Agreement with the Adviser with respect to each Fund: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of each Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and the Adviser is appropriately monitoring the Fund's performance; (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with each Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of funds. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of each Fund and its shareholders.

62

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

15935 La Cantera Pkwy
Building Two
San Antonio, Texas 78256

Visit our website at:	Call
vcm.com	(800) 235-8396

88214-0223

DECEMBER 31, 2022

Annual Report

USAA 500 Index Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	23
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	35
Supplemental Information (Unaudited)	36
Trustee and Officer Information	36
Proxy Voting and Portfolio Holdings Information	42
Expense Examples	42
Additional Federal Income Tax Information	43
Advisory Contract Approval	44
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Our most recent annual reporting period ending December 31, 2022, was filled with epic challenges. Even the most seasoned investors who have been through more than one economic cycle have not witnessed financial markets like this in a long time, if ever.

Consider what transpired and how the investing backdrop changed so abruptly. The year began well enough with ample liquidity and an encouraging outlook for corporate profits. But that optimism faded early and was punctuated by the start of a terrible war in Eastern Europe. This fueled rising energy prices and intensified an inflation problem that was proving to be more than "transitory."

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") pivoted to a far more restrictive monetary policy than anyone anticipated. Over the course of 2022, the Fed boosted the Fed funds interest rate on seven different occasions by a total of 4.5 percentage points. And if that wasn't enough, zero-Covid policies in China further exacerbated supply chain issues and dampened the outlook for global growth.

As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world. The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of more than 18% for our annual reporting period.

Perhaps what made 2022 even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not this past year. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 13%, its worst annual performance since the 1970s. That's not exactly the offset to equity performance that many investors were expecting from bonds.

It was a tough year, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets; and even when markets snap back sharply (as happened this past July and October), investors often wonder if they have missed an opportunity.

Through all of the challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA 500 Index Fund

Manager's Commentary

(Unaudited)

•  What were the market conditions over the reporting period?

At the beginning of the reporting period, the Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish U.S. Federal Reserve (the "Fed"), and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg US Aggregate Bond Index in 40 years. Equity markets did not fare any better as the bellwether S&P 500® Index also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

The second quarter of 2022 saw continued pressure on stocks and bonds. The Fed's hawkish pivot, which started in the fourth quarter of 2021 continued to put pressure on equity multiples, especially for long-duration growth stocks. With inflation readings hitting four-decade highs, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession. This risk contributed to the heightened stock market volatility, in addition to mounting COVID-19 related lockdowns in China, rising oil prices, and the ongoing conflict between Russia and the Ukraine.

In the third quarter, global equities declined, continuing the downward trend from the first half of 2022. The quarter began with a rally that continued into mid-August, on hopes that the Fed would pivot toward a more accommodative policy. However, messaging from the Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding a recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global Equities rebounded in the fourth quarter, trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from the Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 bps in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

4

USAA 500 Index Fund

Manager's Commentary (continued)

•  How did the USAA 500 Index Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Member Shares and Reward Shares. For the reporting period ended December 31, 2022, the Fund closely tracked its benchmark, the Victory US Large Cap 500 Index (the "Index"), with the Member Shares and Reward Shares returning -19.38% and -19.31%, respectively, versus the Index, which returned -19.15%. The Index emphasizes large U.S. company stocks and is not available for direct investment.

•  Please describe sector performance during the reporting period.

During the year, the Fund's positive absolute returns in the energy and utilities sectors were not enough to offset the negative performance in the other 9 sectors. The Fund had a small allocation to derivatives during the period that did not have a material impact on performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA 500 Index Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Member Shares	Reward Shares
INCEPTION DATE	5/1/96	5/1/02
	Net Asset Value	Net Asset Value	Victory US Large Cap 500 Index[1]	S&P 500® Index[2]
One Year	–19.38%	–19.31%	–19.15%	–18.10%
Five Year	9.28%	9.39%	9.63%	9.42%
Ten Year	12.35%	12.46%	12.69%	12.55%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA 500 Index Fund — Growth of $10,000

1The Victory US Large Cap 500 Index emphasizes stocks of large U.S. companies. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA 500 Index Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to match, before fees and expenses, the performance of the stocks composing the Victory US Large Cap 500 Index (the "Index"). The Index emphasizes stocks of large U.S. companies.

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.6%)
Communication Services (7.4%):
Activision Blizzard, Inc.	202,052	$15,467
Alphabet, Inc. Class A (a)	1,647,480	145,357
Alphabet, Inc. Class C (a)	1,473,228	130,720
AT&T, Inc.	1,957,962	36,046
Charter Communications, Inc. Class A (a)	30,458	10,328
Comcast Corp. Class A	1,197,900	41,891
Electronic Arts, Inc.	71,813	8,774
Endeavor Group Holdings, Inc. Class A (a)	49,479	1,115
Fox Corp. Class A	82,524	2,506
Fox Corp. Class B	38,001	1,081
Liberty Media Corp.-Liberty SiriusXM Class A (a)	25,875	1,017
Liberty Media Corp.-Liberty SiriusXM Class C (a)	54,108	2,117
Live Nation Entertainment, Inc. (a)	39,176	2,732
Match Group, Inc. (a)	77,754	3,226
Meta Platforms, Inc. Class A (a)	620,378	74,656
Netflix, Inc. (a)	119,745	35,310
Omnicom Group, Inc.	55,720	4,545
Paramount Global Class A	2,572	50
Paramount Global Class B (b)	158,813	2,681
Pinterest, Inc. Class A (a)	158,552	3,850
ROBLOX Corp. Class A (a)	114,651	3,263
Sirius XM Holdings, Inc. (b)	181,898	1,062
Snap, Inc. Class A (a)	283,577	2,538
Take-Two Interactive Software, Inc. (a)	42,136	4,388
The Trade Desk, Inc. Class A (a)	120,780	5,415
The Walt Disney Co. (a)	500,909	43,519
T-Mobile U.S., Inc. (a)	151,608	21,225
Verizon Communications, Inc.	1,153,927	45,465
Warner Bros Discovery, Inc. (a)	606,982	5,754
Warner Music Group Corp. Class A	31,666	1,109
ZoomInfo Technologies, Inc. (a)	80,921	2,437
		659,644
Communications Equipment (0.8%):
Arista Networks, Inc. (a)	64,376	7,812
Cisco Systems, Inc.	1,137,784	54,204
Motorola Solutions, Inc.	45,854	11,817
Ubiquiti, Inc.	1,162	318
		74,151
Consumer Discretionary (9.4%):
Airbnb, Inc. Class A (a)	104,193	8,908
Amazon.com, Inc. (a)	2,435,273	204,563
AutoZone, Inc. (a)	5,354	13,204
Best Buy Co., Inc.	55,062	4,416
Booking Holdings, Inc. (a)	11,050	22,269
CarMax, Inc. (a)	43,733	2,663
Chewy, Inc. Class A (a)	25,434	943

See notes to financial statements.

8

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Chipotle Mexican Grill, Inc. (a)	7,552	$10,478
D.R. Horton, Inc.	84,973	7,574
Darden Restaurants, Inc.	34,272	4,741
Dollar General Corp.	61,979	15,262
Dollar Tree, Inc. (a)	60,914	8,616
Domino's Pizza, Inc.	9,761	3,381
DoorDash, Inc. Class A (a)	69,831	3,409
DraftKings, Inc. (a) (b)	104,757	1,193
eBay, Inc.	150,946	6,260
Etsy, Inc. (a)	34,440	4,125
Expedia Group, Inc. (a)	41,356	3,623
Ford Motor Co.	1,085,146	12,620
General Motors Co.	400,618	13,477
Genuine Parts Co.	38,083	6,608
Hilton Worldwide Holdings, Inc.	73,857	9,333
Las Vegas Sands Corp. (a)	90,284	4,340
Lennar Corp. Class A	68,660	6,214
Lennar Corp. Class B	4,000	299
LKQ Corp.	74,638	3,986
Lowe's Cos., Inc.	170,546	33,980
Lucid Group, Inc. (a) (b)	147,080	1,005
Marriott International, Inc. Class A	76,690	11,418
McDonald's Corp.	202,148	53,272
MGM Resorts International	89,648	3,006
NIKE, Inc. Class B	343,733	40,220
NVR, Inc. (a)	848	3,911
O'Reilly Automotive, Inc. (a)	17,224	14,538
Pool Corp.	10,552	3,190
Rivian Automotive, Inc. Class A (a)	139,768	2,576
Ross Stores, Inc.	92,499	10,736
Starbucks Corp.	305,805	30,336
Target Corp.	126,463	18,848
Tesla, Inc. (a)	714,598	88,024
The Home Depot, Inc.	281,282	88,846
The TJX Cos., Inc.	319,015	25,394
Tractor Supply Co.	30,194	6,793
Ulta Beauty, Inc. (a)	13,933	6,536
VF Corp.	101,407	2,800
Yum! Brands, Inc.	78,182	10,014
		837,948
Consumer Staples (7.3%):
Albertsons Cos., Inc. Class A	47,008	975
Altria Group, Inc.	494,800	22,617
Archer-Daniels-Midland Co.	152,481	14,158
Brown-Forman Corp. Class B	83,453	5,481
Bunge Ltd.	41,319	4,122
Campbell Soup Co.	54,507	3,093
Church & Dwight Co., Inc.	66,743	5,380
Colgate-Palmolive Co.	230,236	18,140
Conagra Brands, Inc.	130,738	5,060

See notes to financial statements.

9

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Constellation Brands, Inc. Class A	46,593	$10,798
Costco Wholesale Corp.	121,710	55,561
General Mills, Inc.	164,077	13,758
Hormel Foods Corp.	79,540	3,623
Kellogg Co.	92,516	6,591
Keurig Dr Pepper, Inc.	233,457	8,325
Kimberly-Clark Corp.	92,766	12,593
McCormick & Co., Inc.	68,820	5,705
Mondelez International, Inc. Class A	376,581	25,099
Monster Beverage Corp. (a)	101,338	10,289
PepsiCo, Inc.	379,196	68,506
Philip Morris International, Inc.	425,928	43,108
Sysco Corp.	139,060	10,631
The Clorox Co.	33,841	4,749
The Coca-Cola Co.	1,176,366	74,829
The Estee Lauder Cos., Inc.	63,570	15,772
The Hershey Co.	40,354	9,345
The J.M. Smucker Co.	28,400	4,500
The Kraft Heinz Co.	303,035	12,337
The Kroger Co.	194,644	8,677
The Procter & Gamble Co.	656,561	99,508
Tyson Foods, Inc. Class A	77,189	4,805
Walgreens Boots Alliance, Inc.	197,097	7,364
Walmart, Inc.	387,802	54,986
		650,485
Electronic Equipment, Instruments & Components (0.5%):
Amphenol Corp. Class A	161,802	12,320
CDW Corp.	37,160	6,636
Corning, Inc.	209,036	6,677
Keysight Technologies, Inc. (a)	48,635	8,320
Teledyne Technologies, Inc. (a)	12,748	5,098
Trimble, Inc. (a)	68,047	3,440
Zebra Technologies Corp. (a)	14,088	3,612
		46,103
Energy (5.6%):
APA Corp.	89,718	4,188
Baker Hughes Co.	275,213	8,127
Cheniere Energy, Inc.	67,945	10,189
Chesapeake Energy Corp.	30,891	2,915
Chevron Corp.	537,831	96,535
ConocoPhillips	349,783	41,274
Coterra Energy, Inc.	214,228	5,264
Devon Energy Corp.	178,116	10,956
Diamondback Energy, Inc.	46,421	6,349
EOG Resources, Inc.	161,023	20,856
EQT Corp.	96,568	3,267
Exxon Mobil Corp.	1,145,113	126,306
Halliburton Co.	249,195	9,806
Hess Corp.	76,564	10,858

See notes to financial statements.

10

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Kinder Morgan, Inc.	538,566	$9,737
Marathon Oil Corp.	186,175	5,040
Marathon Petroleum Corp.	137,004	15,946
Occidental Petroleum Corp.	255,940	16,122
ONEOK, Inc.	121,553	7,986
Ovintiv, Inc.	69,173	3,508
Phillips 66	132,175	13,757
Pioneer Natural Resources Co.	63,610	14,528
Schlumberger Ltd.	388,622	20,776
Targa Resources Corp.	61,005	4,484
Texas Pacific Land Corp.	2,122	4,974
The Williams Cos., Inc.	334,807	11,015
Valero Energy Corp.	108,249	13,732
		498,495
Financials (11.5%):
Aflac, Inc.	158,001	11,367
American Express Co.	206,003	30,437
American International Group, Inc.	208,934	13,213
Ameriprise Financial, Inc.	29,720	9,254
Apollo Global Management, Inc.	117,665	7,506
Arch Capital Group Ltd. (a)	98,383	6,176
Ares Management Corp. Class A	37,330	2,555
Arthur J. Gallagher & Co.	57,215	10,787
Bank of America Corp.	2,207,787	73,122
Berkshire Hathaway, Inc. Class A (a)	98	45,934
Berkshire Hathaway, Inc. Class B (a)	357,502	110,432
BlackRock, Inc.	40,795	28,909
Blackstone, Inc.	190,866	14,160
Brown & Brown, Inc.	64,415	3,670
Capital One Financial Corp.	104,404	9,705
Cincinnati Financial Corp.	42,867	4,389
Citigroup, Inc.	533,568	24,133
Citizens Financial Group, Inc.	134,823	5,308
CME Group, Inc.	98,759	16,607
Coinbase Global, Inc. Class A (a) (b)	41,785	1,479
Discover Financial Services	75,057	7,343
FactSet Research Systems, Inc.	10,435	4,187
Fifth Third Bancorp	186,654	6,124
First Citizens BancShares, Inc. Class A	2,745	2,082
First Republic Bank	49,348	6,015
Franklin Resources, Inc. (b)	78,050	2,059
Huntington Bancshares, Inc.	392,299	5,531
Intercontinental Exchange, Inc.	151,909	15,584
JPMorgan Chase & Co.	797,705	106,972
KeyCorp	256,260	4,464
Loews Corp.	54,949	3,205
LPL Financial Holdings, Inc.	21,699	4,691
M&T Bank Corp.	47,770	6,930
Markel Corp. (a)	3,653	4,813
Marsh & McLennan Cos., Inc.	137,112	22,689

See notes to financial statements.

11

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
MetLife, Inc.	184,090	$13,323
Moody's Corp.	50,419	14,048
Morgan Stanley	367,942	31,282
MSCI, Inc.	21,456	9,981
Nasdaq, Inc.	93,130	5,714
Northern Trust Corp.	56,112	4,965
Principal Financial Group, Inc.	67,796	5,689
Prudential Financial, Inc.	102,212	10,166
Raymond James Financial, Inc.	53,371	5,703
Regions Financial Corp.	256,738	5,535
Rocket Cos., Inc. Class A (b)	28,239	198
S&P Global, Inc.	91,634	30,692
State Street Corp.	101,008	7,835
SVB Financial Group (a)	16,071	3,699
Synchrony Financial	131,046	4,306
T. Rowe Price Group, Inc.	61,204	6,675
The Allstate Corp.	73,525	9,970
The Bank of New York Mellon Corp.	222,037	10,107
The Charles Schwab Corp.	464,500	38,674
The Goldman Sachs Group, Inc.	93,423	32,080
The Hartford Financial Services Group, Inc.	88,788	6,733
The PNC Financial Services Group, Inc.	112,687	17,798
The Progressive Corp.	160,713	20,846
The Travelers Cos., Inc.	65,205	12,225
Tradeweb Markets, Inc. Class A	29,238	1,898
Truist Financial Corp.	364,444	15,682
U.S. Bancorp	408,239	17,803
W.R. Berkley Corp.	57,581	4,179
Wells Fargo & Co.	1,042,190	43,032
		1,022,670
Health Care (15.7%):
Abbott Laboratories	476,359	52,300
AbbVie, Inc.	485,808	78,511
Agilent Technologies, Inc.	81,341	12,173
Align Technology, Inc. (a)	20,174	4,255
Alnylam Pharmaceuticals, Inc. (a)	32,649	7,759
AmerisourceBergen Corp.	42,141	6,983
Amgen, Inc.	146,979	38,603
Avantor, Inc. (a)	179,644	3,789
Baxter International, Inc.	138,374	7,053
Becton Dickinson and Co.	78,361	19,927
Biogen, Inc. (a)	39,872	11,041
BioMarin Pharmaceutical, Inc. (a)	49,942	5,169
Bio-Rad Laboratories, Inc. Class A (a)	5,875	2,470
Bio-Techne Corp.	42,665	3,536
Boston Scientific Corp. (a)	389,421	18,019
Bristol-Myers Squibb Co.	586,689	42,212
Cardinal Health, Inc.	74,128	5,698
Catalent, Inc. (a)	46,463	2,091
Centene Corp. (a)	153,908	12,622

See notes to financial statements.

12

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Cigna Corp.	82,158	$27,222
CVS Health Corp.	360,717	33,615
Danaher Corp.	179,888	47,746
Dexcom, Inc. (a)	106,788	12,093
Edwards Lifesciences Corp. (a)	168,634	12,582
Elevance Health, Inc.	65,943	33,827
Eli Lilly & Co.	241,192	88,238
Gilead Sciences, Inc.	344,379	29,565
HCA Healthcare, Inc.	59,148	14,193
Hologic, Inc. (a)	67,910	5,080
Horizon Therapeutics PLC (a)	62,035	7,060
Humana, Inc.	34,425	17,632
IDEXX Laboratories, Inc. (a)	22,646	9,239
Illumina, Inc. (a)	43,220	8,739
Incyte Corp. (a)	60,505	4,860
Insulet Corp. (a)	18,879	5,558
Intuitive Surgical, Inc. (a)	97,140	25,776
IQVIA Holdings, Inc. (a)	50,733	10,395
Johnson & Johnson	722,402	127,612
Laboratory Corp. of America Holdings	24,839	5,849
McKesson Corp.	39,492	14,814
Merck & Co., Inc.	696,052	77,227
Mettler-Toledo International, Inc. (a)	6,122	8,849
Moderna, Inc. (a)	92,439	16,604
Molina Healthcare, Inc. (a)	15,804	5,219
PerkinElmer, Inc.	34,682	4,863
Pfizer, Inc.	1,542,067	79,016
Quest Diagnostics, Inc.	31,719	4,962
Regeneron Pharmaceuticals, Inc. (a)	28,274	20,399
ResMed, Inc.	39,830	8,290
Royalty Pharma PLC Class A	98,079	3,876
Seagen, Inc. (a)	50,169	6,447
Stryker Corp.	96,672	23,635
The Cooper Cos., Inc.	13,423	4,439
Thermo Fisher Scientific, Inc.	107,649	59,281
UnitedHealth Group, Inc.	257,009	136,261
Veeva Systems, Inc. Class A (a)	38,223	6,168
Vertex Pharmaceuticals, Inc. (a)	70,466	20,349
Waters Corp. (a)	16,452	5,636
West Pharmaceutical Services, Inc.	20,142	4,740
Zimmer Biomet Holdings, Inc.	57,651	7,351
Zoetis, Inc.	128,627	18,850
		1,398,368
Industrials (8.7%):
3M Co.	156,506	18,768
AMETEK, Inc.	62,449	8,725
Booz Allen Hamilton Holding Corp.	35,632	3,724
C.H. Robinson Worldwide, Inc.	33,698	3,085
Carlisle Cos., Inc.	14,070	3,316
Carrier Global Corp.	231,236	9,538

See notes to financial statements.

13

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Caterpillar, Inc.	145,050	$34,748
Cintas Corp.	23,632	10,673
Copart, Inc. (a)	117,547	7,157
CoStar Group, Inc. (a)	107,704	8,323
CSX Corp.	588,334	18,227
Cummins, Inc.	37,965	9,199
Deere & Co.	77,124	33,068
Delta Air Lines, Inc. (a)	176,178	5,789
Dover Corp.	39,048	5,287
Eaton Corp. PLC	109,438	17,176
Emerson Electric Co.	160,843	15,451
Equifax, Inc.	33,631	6,537
Expeditors International of Washington, Inc.	44,501	4,625
Fastenal Co.	157,901	7,472
FedEx Corp.	65,684	11,376
Fortive Corp.	96,755	6,217
Generac Holdings, Inc. (a)	17,188	1,730
General Dynamics Corp.	74,599	18,509
General Electric Co.	298,279	24,993
HEICO Corp.	11,521	1,770
HEICO Corp. Class A	20,297	2,433
Honeywell International, Inc.	185,106	39,668
Howmet Aerospace, Inc.	112,996	4,453
IDEX Corp.	20,738	4,735
Illinois Tool Works, Inc.	85,073	18,742
Ingersoll Rand, Inc.	110,779	5,788
J.B. Hunt Transport Services, Inc.	22,534	3,929
Jacobs Solutions, Inc.	34,711	4,168
Johnson Controls International PLC	187,367	11,991
L3Harris Technologies, Inc.	52,577	10,947
Leidos Holdings, Inc.	35,265	3,710
Lockheed Martin Corp.	72,854	35,443
Nordson Corp.	14,462	3,438
Norfolk Southern Corp.	64,535	15,903
Northrop Grumman Corp.	42,509	23,193
Old Dominion Freight Line, Inc.	26,412	7,495
Otis Worldwide Corp.	116,168	9,097
PACCAR, Inc.	93,629	9,266
Parker-Hannifin Corp.	34,928	10,164
Plug Power, Inc. (a) (b)	141,514	1,751
Quanta Services, Inc.	38,904	5,544
Raytheon Technologies Corp.	405,692	40,942
Republic Services, Inc.	56,424	7,278
Rockwell Automation, Inc.	31,717	8,169
Rollins, Inc.	64,943	2,373
Southwest Airlines Co. (a)	163,031	5,489
Stanley Black & Decker, Inc.	40,208	3,020
Textron, Inc.	57,540	4,074
The Boeing Co. (a)	163,157	31,080
TransDigm Group, Inc.	14,455	9,102

See notes to financial statements.

14

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
TransUnion	52,892	$3,002
Uber Technologies, Inc. (a)	516,808	12,781
Union Pacific Corp.	171,584	35,530
United Parcel Service, Inc. Class B	201,087	34,957
United Rentals, Inc. (a)	19,037	6,766
Verisk Analytics, Inc.	42,696	7,532
W.W. Grainger, Inc.	12,440	6,920
Waste Management, Inc.	109,027	17,104
Westinghouse Air Brake Technologies Corp.	48,177	4,809
Xylem, Inc.	49,507	5,474
		773,743
IT Services (4.3%):
Akamai Technologies, Inc. (a)	42,802	3,608
Automatic Data Processing, Inc.	113,027	26,998
Block, Inc. (a)	144,042	9,052
Broadridge Financial Solutions, Inc.	31,908	4,280
Cloudflare, Inc. Class A (a)	76,208	3,445
Cognizant Technology Solutions Corp. Class A	142,268	8,136
EPAM Systems, Inc. (a)	15,290	5,011
Fidelity National Information Services, Inc.	165,380	11,221
Fiserv, Inc. (a)	165,190	16,696
FleetCor Technologies, Inc. (a)	19,993	3,672
Gartner, Inc. (a)	19,559	6,575
Global Payments, Inc.	76,583	7,606
International Business Machines Corp.	248,161	34,963
Jack Henry & Associates, Inc.	19,831	3,482
Mastercard, Inc. Class A	234,434	81,520
MongoDB, Inc. (a)	18,123	3,567
Okta, Inc. (a)	40,472	2,765
Paychex, Inc.	88,011	10,171
PayPal Holdings, Inc. (a)	314,579	22,404
Snowflake, Inc. Class A (a)	75,615	10,854
SS&C Technologies Holdings, Inc.	60,962	3,174
VeriSign, Inc. (a)	29,183	5,995
Visa, Inc. Class A	449,242	93,335
		378,530
Materials (2.0%):
Air Products and Chemicals, Inc.	59,723	18,410
Albemarle Corp.	32,183	6,979
Avery Dennison Corp.	21,880	3,960
Ball Corp.	85,496	4,372
CF Industries Holdings, Inc.	54,202	4,618
Corteva, Inc.	197,445	11,606
Dow, Inc.	197,326	9,943
DuPont de Nemours, Inc.	137,629	9,446
Ecolab, Inc.	69,691	10,144
FMC Corp.	34,263	4,276
Freeport-McMoRan, Inc.	388,784	14,774
International Flavors & Fragrances, Inc.	70,050	7,344

See notes to financial statements.

15

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
International Paper Co.	98,474	$3,410
Martin Marietta Materials, Inc.	16,967	5,735
Newmont Corp.	218,074	10,293
Nucor Corp.	71,210	9,386
Packaging Corp. of America	25,241	3,229
PPG Industries, Inc.	64,569	8,119
Southern Copper Corp.	23,366	1,411
Steel Dynamics, Inc.	47,164	4,608
The Mosaic Co.	94,867	4,162
The Sherwin-Williams Co.	65,517	15,549
Vulcan Materials Co.	36,516	6,394
Westlake Corp.	9,141	937
		179,105
Real Estate (2.7%):
Alexandria Real Estate Equities, Inc.	44,384	6,465
American Tower Corp.	126,647	26,831
AvalonBay Communities, Inc.	38,420	6,206
Camden Property Trust	28,685	3,209
CBRE Group, Inc. Class A (a)	87,364	6,723
Crown Castle, Inc.	117,793	15,977
Digital Realty Trust, Inc.	78,969	7,918
Equinix, Inc.	25,024	16,391
Equity LifeStyle Properties, Inc.	48,571	3,138
Equity Residential	101,277	5,975
Essex Property Trust, Inc.	17,715	3,754
Extra Space Storage, Inc.	36,058	5,307
Healthpeak Properties, Inc.	148,257	3,717
Host Hotels & Resorts, Inc.	194,462	3,121
Invitation Homes, Inc.	167,704	4,971
Iron Mountain, Inc.	79,071	3,942
Kimco Realty Corp.	166,537	3,527
Mid-America Apartment Communities, Inc.	31,401	4,930
Prologis, Inc.	251,138	28,311
Public Storage	42,445	11,893
Realty Income Corp.	169,688	10,763
SBA Communications Corp.	29,345	8,226
Simon Property Group, Inc.	89,045	10,461
Sun Communities, Inc.	33,207	4,749
UDR, Inc.	88,384	3,423
Ventas, Inc.	108,728	4,898
VICI Properties, Inc.	264,623	8,574
Welltower, Inc.	127,317	8,346
Weyerhaeuser Co.	203,411	6,306
WP Carey, Inc.	52,474	4,101
		242,153
Semiconductors & Semiconductor Equipment (5.0%):
Advanced Micro Devices, Inc. (a)	439,120	28,442
Analog Devices, Inc.	141,322	23,181
Applied Materials, Inc.	236,381	23,019
Broadcom, Inc.	109,054	60,975

See notes to financial statements.

16

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Enphase Energy, Inc. (a)	36,102	$9,566
Entegris, Inc.	40,521	2,658
First Solar, Inc. (a)	27,531	4,124
GlobalFoundries, Inc. (a) (b)	19,279	1,039
Intel Corp.	1,128,177	29,818
KLA Corp.	38,962	14,690
Lam Research Corp.	37,263	15,662
Marvell Technology, Inc.	231,920	8,590
Microchip Technology, Inc.	148,766	10,451
Micron Technology, Inc.	303,104	15,149
Monolithic Power Systems, Inc.	12,085	4,273
NVIDIA Corp.	656,794	95,984
ON Semiconductor Corp. (a)	117,847	7,350
QUALCOMM, Inc.	308,559	33,923
Skyworks Solutions, Inc.	44,085	4,017
Teradyne, Inc.	43,078	3,763
Texas Instruments, Inc.	251,053	41,479
Wolfspeed, Inc. (a)	33,757	2,330
		440,483
Software (8.9%):
Adobe, Inc. (a)	127,303	42,841
ANSYS, Inc. (a)	23,923	5,780
Aspen Technology, Inc. (a)	7,625	1,566
Autodesk, Inc. (a)	59,310	11,083
Bill.com Holdings, Inc. (a)	27,078	2,950
Cadence Design Systems, Inc. (a)	74,497	11,967
Crowdstrike Holdings, Inc. Class A (a)	57,848	6,091
Datadog, Inc. Class A (a)	70,317	5,168
Fortinet, Inc. (a)	179,825	8,792
Gen Digital, Inc.	162,862	3,490
HubSpot, Inc. (a)	12,534	3,624
Intuit, Inc.	75,124	29,240
Microsoft Corp.	2,008,171	481,600
Oracle Corp.	422,180	34,509
Palantir Technologies, Inc. Class A (a)	469,438	3,014
Palo Alto Networks, Inc. (a)	80,569	11,243
Paycom Software, Inc. (a)	14,019	4,350
Paylocity Holding Corp. (a)	11,087	2,154
PTC, Inc. (a)	29,371	3,526
Roper Technologies, Inc.	29,128	12,586
Salesforce, Inc. (a)	266,520	35,338
ServiceNow, Inc. (a)	54,947	21,334
Splunk, Inc. (a)	40,681	3,502
Synopsys, Inc. (a)	41,594	13,281
Tyler Technologies, Inc. (a)	11,311	3,647
Unity Software, Inc. (a) (b)	71,365	2,040
VMware, Inc. Class A (a)	61,603	7,562
Workday, Inc. Class A (a)	54,675	9,149
Zoom Video Communications, Inc. Class A (a)	57,236	3,877
Zscaler, Inc. (a)	22,997	2,573
		787,877

See notes to financial statements.

17

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Technology Hardware, Storage & Peripherals (6.7%):
Apple, Inc.	4,415,650	$573,725
Dell Technologies, Inc. Class C	69,063	2,778
Hewlett Packard Enterprise Co.	353,538	5,642
HP, Inc.	276,395	7,427
NetApp, Inc.	59,724	3,587
Western Digital Corp. (a)	84,683	2,672
		595,831
Utilities (3.1%):
Alliant Energy Corp.	68,945	3,806
Ameren Corp.	70,281	6,249
American Electric Power Co., Inc.	141,155	13,403
American Water Works Co., Inc.	49,948	7,613
Atmos Energy Corp.	38,053	4,265
Avangrid, Inc.	19,121	822
CenterPoint Energy, Inc.	172,964	5,187
CMS Energy Corp.	79,735	5,050
Consolidated Edison, Inc.	97,426	9,286
Constellation Energy Corp.	88,907	7,665
Dominion Energy, Inc.	228,232	13,995
DTE Energy Co.	52,700	6,194
Duke Energy Corp.	211,540	21,786
Edison International	104,803	6,668
Entergy Corp.	55,892	6,288
Essential Utilities, Inc.	72,035	3,438
Evergy, Inc.	62,434	3,929
Eversource Energy	95,190	7,981
Exelon Corp.	272,498	11,780
FirstEnergy Corp.	156,998	6,584
NextEra Energy, Inc.	545,794	45,628
PG&E Corp. (a)	425,988	6,927
PPL Corp.	202,276	5,911
Public Service Enterprise Group, Inc.	137,068	8,398
Sempra Energy	86,361	13,346
The AES Corp.	183,524	5,278
The Southern Co.	299,011	21,352
WEC Energy Group, Inc.	86,670	8,126
Xcel Energy, Inc.	150,293	10,537
		277,492
Total Common Stocks (Cost $3,285,909)		8,863,078
Collateral for Securities Loaned (0.1%)^
Goldman Sachs Financial Square Government Fund Institutional Shares, 4.14% (c)	2,823,109	2,823
HSBC U.S. Government Money Market Fund Institutional Shares, 4.13% (c)	2,823,109	2,823
Invesco Government & Agency Portfolio Institutional Shares, 4.22% (c)	2,823,109	2,823

See notes to financial statements.

18

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Morgan Stanley Institutional Liquidity Government Portfolio Institutional Shares, 4.08% (c)	2,823,109	$2,823
Total Collateral for Securities Loaned (Cost $11,292)		11,292
Total Investments (Cost $3,297,201) — 99.7%		8,874,370
Other assets in excess of liabilities — 0.3%		29,763
NET ASSETS — 100.00%		$8,904,133

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2022.

PLC — Public Limited Company

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures	168	3/17/23	$32,695,361	$32,432,400	$(262,961)
Total unrealized appreciation					$—
Total unrealized depreciation					(262,961)
Total net unrealized appreciation (depreciation)					$(262,961)

See notes to financial statements.

19

USAA Mutual Funds Trust	Statement of Assets and Liabilities December 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA 500 Index Fund
Assets:
Investments, at value (Cost $3,297,201)	$8,874,370	(a)
Cash	26,189
Deposit with broker for futures contracts	5,969
Receivables:
Interest and dividends	7,532
Capital shares issued	5,502
Variation margin on open futures contracts	7
From Adviser	387
Prepaid expenses	91
Total Assets	8,920,047
Liabilities:
Payables:
Collateral received on loaned securities	11,292
Capital shares redeemed	2,877
Variation margin on open futures contracts	87
Accrued expenses and other payables:
Investment advisory fees	774
Administration fees	464
Custodian fees	59
Transfer agent fees	230
Compliance fees	8
Other accrued expenses	123
Total Liabilities	15,914
Net Assets:
Capital	3,353,006
Total accumulated earnings/(loss)	5,551,127
Net Assets	$8,904,133
Net Assets
Member Shares	$3,423,615
Reward Shares	5,480,518
Total	$8,904,133
Shares (unlimited number of shares authorized with no par value):
Member Shares	70,085
Reward Shares	112,116
Total	182,201
Net asset value, offering and redemption price per share: (b)
Member Shares	$48.85
Reward Shares	48.88

(a)  Includes $10,952 thousand of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

20

USAA Mutual Funds Trust	Statement of Operations For the Year Ended December 31, 2022

(Amounts in Thousands)

USAA 500 Index Fund
Investment Income:
Dividends	$146,422
Interest	263
Securities lending (net of fees)	493
Total Income	147,178
Expenses:
Investment advisory fees	9,513
Administration fees — Member Shares	2,231
Administration fees — Reward Shares	3,476
Sub-Administration fees	25
Custodian fees	391
Transfer agent fees — Member Shares	2,392
Transfer agent fees — Reward Shares	479
Trustees' fees	56
Compliance fees	82
Legal and audit fees	79
State registration and filing fees	171
Other expenses	847
Total Expenses	19,742
Expenses waived/reimbursed by Adviser	(2,034)
Net Expenses	17,708
Net Investment Income (Loss)	129,470
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	47,500
Net realized gains (losses) from futures contracts	(7,833)
Net change in unrealized appreciation/depreciation on investment securities	(2,311,427)
Net change in unrealized appreciation/depreciation on futures contracts	(1,292)
Net realized/unrealized gains (losses) on investments	(2,273,052)
Change in net assets resulting from operations	$(2,143,582)

See notes to financial statements.

21

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA 500 Index Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$129,470	$113,874
Net realized gains (losses)	39,667	466,012
Net change in unrealized appreciation/depreciation	(2,312,719)	1,845,265
Change in net assets resulting from operations	(2,143,582)	2,425,151
Distributions to Shareholders:
Member Shares	(95,207)	(214,272)
Reward Shares	(155,895)	(320,176)
Change in net assets resulting from distributions to shareholders	(251,102)	(534,448)
Change in net assets resulting from capital transactions	250,500	149,584
Change in net assets	(2,144,184)	2,040,287
Net Assets:
Beginning of period	11,048,317	9,008,030
End of period	$8,904,133	$11,048,317
Capital Transactions:
Member Shares
Proceeds from shares issued	$381,036	$613,301
Distributions reinvested	94,556	212,842
Cost of shares redeemed	(520,566)	(1,218,360)
Total Member Shares	$(44,974)	$(392,217)
Reward Shares
Proceeds from shares issued	$606,186	$835,906
Distributions reinvested	149,076	306,440
Cost of shares redeemed	(459,788)	(600,545)
Total Reward Shares	$295,474	$541,801
Change in net assets resulting from capital transactions	$250,500	$149,584
Share Transactions:
Member Shares
Issued	7,031	10,815
Reinvested	1,848	3,522
Redeemed	(9,664)	(21,347)
Total Member Shares	(785)	(7,010)
Reward Shares
Issued	11,230	14,458
Reinvested	2,912	5,064
Redeemed	(8,628)	(10,476)
Total Reward Shares	5,514	9,046
Change in Shares	4,729	2,036

See notes to financial statements.

22

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA 500 Index Fund
	Member Shares
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$62.23	$51.33	$43.93	$35.22	$38.00
Investment Activities:
Net investment income (loss)	0.69 (a)	0.63 (a)	0.65 (a)	0.71 (a)	0.68
Net realized and unrealized gains (losses)	(12.70)	13.37	8.48	10.19	(2.40)
Total from Investment Activities	(12.01)	14.00	9.13	10.90	(1.72)
Distributions to Shareholders From:
Net investment income	(0.70)	(0.63)	(0.66)	(0.72)	(0.66)
Net realized gains from investments	(0.67)	(2.47)	(1.07)	(1.47)	(0.40)
Total Distributions	(1.37)	(3.10)	(1.73)	(2.19)	(1.06)
Net Asset Value, End of Period	$48.85	$62.23	$51.33	$43.93	$35.22
Total Return (b)	(19.38)%	27.50%	21.22%	31.19%	(4.65)%
Ratios to Average Net Assets:
Net Expenses (c) (d)	0.24%	0.24%	0.25%	0.25%	0.25%
Net Investment Income (Loss)	1.30%	1.09%	1.47%	1.73%	1.75%
Gross Expenses (d)	0.24%	0.24%	0.25%	0.26%	0.26%
Supplemental Data:
Net Assets at end of period (000's)	$3,423,615	$4,410,258	$3,997,663	$3,603,465	$2,957,995
Portfolio Turnover (e)	7%	8%	5%	13%	4%

(continues on next page)
See notes to financial statements.

23

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA 500 Index Fund
	Reward Shares
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$62.27	$51.36	$43.95	$35.24	$38.01
Investment Activities:
Net investment income (loss)	0.74 (a)	0.68 (a)	0.70 (a)	0.75 (a)	0.71
Net realized and unrealized gains (losses)	(12.71)	13.38	8.49	10.19	(2.38)
Total from Investment Activities	(11.97)	14.06	9.19	10.94	(1.67)
Distributions to Shareholders From:
Net investment income	(0.75)	(0.68)	(0.71)	(0.76)	(0.70)
Net realized gains from investments	(0.67)	(2.47)	(1.07)	(1.47)	(0.40)
Total Distributions	(1.42)	(3.15)	(1.78)	(2.23)	(1.10)
Net Asset Value, End of Period	$48.88	$62.27	$51.36	$43.95	$35.24
Total Return (b)	(19.31)%	27.62%	21.35%	31.29%	(4.53)%
Ratios to Average Net Assets:
Net Expenses (c) (d)	0.15%	0.15%	0.15%	0.15%	0.15%
Net Investment Income (Loss)	1.40%	1.17%	1.58%	1.83%	1.85%
Gross Expenses (d)	0.19%	0.18%	0.18%	0.18%	0.18%
Supplemental Data:
Net Assets at end of period (000's)	$5,480,518	$6,638,059	$5,010,367	$4,546,094	$3,606,745
Portfolio Turnover (e)	7%	8%	5%	13%	4%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(c)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

24

USAA Mutual Funds Trust	Notes to Financial Statements December 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA 500 Index Fund (the "Fund"). The Fund offers two classes of shares: Member Shares and Reward Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

The Adviser, appointed as the valuation designee by the Trust's Board of Trustees' (the "Board"), has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs") are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$8,863,078	$—	$—	$8,863,078
Collateral for Securities Loaned	11,292	—	—	11,292
Total	$8,874,370	$—	$—	$8,874,370
Other Financial Investments*
Liabilities:
Futures Contracts	$(263)	$—	$—	$(263)
Total	$(263)	$—	$—	$(263)

*  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

As of December 31, 2022, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the year ended December 31, 2022, the Fund entered into futures contracts primarily for the strategy of gaining exposure to a particular asset class or securities market.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022 (amounts in thousands):

Liabilities
Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$263

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$(7,833)	$(1,292)

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of December 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$10,952	$—	$11,292

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$829,204	$698,389

4. Affiliated Fund Ownership:

The Fund offers shares for investment by other funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at vcm.com. As of December 31, 2022, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.1
USAA Cornerstone Equity Fund	0.4
USAA Target Retirement Income Fund	0.2
USAA Target Retirement 2030 Fund	0.7
USAA Target Retirement 2040 Fund	1.1
USAA Target Retirement 2050 Fund	0.8
USAA Target Retirement 2060 Fund	0.1

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended December 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.06% and 0.06%, which is based on the Fund's average daily net assets of the Member Shares and Reward Shares, respectively. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Member Shares and Reward Shares based on an annual charge of $20 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the year ended December 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Custodian fees.

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of December 31, 2022, the expense limits (excluding voluntary waivers) were 0.25% and 0.15% for Member Shares and Reward Shares, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of December 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at December 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$1,427	$1,849	$2,034	$5,310

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Large-Capitalization Stock Risk — The Fund invests in large-capitalization companies. Such investments may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.

Derivatives Risk — The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, proposed and current regulations may limit the Fund's ability to invest in derivatives.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from January 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through December 31, 2022, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2022.

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2022, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(828)	$828

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended December 31, 2022				Year Ended December 31, 2021
Distributions paid from				Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$133,177	$117,925	$251,102	$251,102	$129,496	$404,952	$534,448	$534,448

As of December 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Long-Term Capital Gains	Accumulated Earnings	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
$1,666	$1,666	$(88)	$5,549,549	$5,551,127

*  Qualified late-year losses are comprised of certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, REIT adjustments and derivatives.

As of December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.

As of December 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$3,324,821	$5,808,144	$(258,595)	$5,549,549

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

9. Subsequent Event

On June 29, 2022, the Board approved a change to the Fund's fiscal year-end from December 31 to April 30, with an effective date of April 30, 2023.

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust will change from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectuses, statutory prospectuses, and SAIs will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectuses, statutory prospectuses, and SAIs will be replaced with the new names as follows:

Old Name	New Name
USAA 500 Index Fund	Victory 500 Index Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. Investment Franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectuses, statutory prospectuses, and SAIs, will be replaced.

Please note that there will be no changes in the management of the Funds or to the Funds' ticker symbols.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA 500 Index Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
February 28, 2023

35

USAA Mutual Funds Trust	Supplemental Information December 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

36

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

37

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

38

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

39

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

40

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

41

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including account maintenance fees, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022, through December 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Actual expenses in the table below do not reflect the effect of the annual $10.00 account maintenance fee that is assessed on Member Share accounts with balances of less than $10,000, at a rate of $2.50 per quarter. To include the effect of this fee on the expenses that you paid, add $5.00 ($2.50 for two quarters) to your calculated estimated expenses. If you are currently assessed this fee, your ending account value reflects the quarterly deduction from your account.)

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value 12/31/22	Actual Expenses Paid During Period 7/1/22- 12/31/22*	Hypothetical Expenses Paid During Period 7/1/22- 12/31/22*	Annualized Expense Ratio During Period 7/1/22- 12/31/22
Member Shares	$1,000.00	$1,019.40	$1,023.95	$1.27	$1.28	0.25%
Reward Shares	1,000.00	1,019.90	1,024.45	0.76	0.77	0.15%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

42

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended December 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2022 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
100%	100%	$2,915	$118,799

43

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA 500 Index Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

44

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services as well as any fee waivers and reimbursements — was above the medians of its expense group and expense universe for Member Shares and below the medians of its expense group and expense universe for Reward Shares. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and its expense universe for Member Shares and Reward Shares. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund. The Board also noted the high level of correlation between the Fund and the S&P 500 Index and the relatively low tracking error between the Fund and the S&P 500 Index, and noted that it reviews such information on a periodic basis.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the performance of the Fund's Member Shares and Reward Shares was below the average of its performance universe and its Lipper index for the one-year period ended June 30, 2022, and was above the average of its performance universe and its Lipper index for the three-, five- and ten-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's recent underperformance.

45

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and in view of the Fund's investment objective of seeking to track its designated index; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

46

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

29237-0223

DECEMBER 31, 2022

Annual Report

USAA Global Managed Volatility Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	39
Supplemental Information (Unaudited)	40
Trustee and Officer Information	40
Proxy Voting and Portfolio Holdings Information	46
Expense Examples	46
Additional Federal Income Tax Information	47
Advisory Contract Approval	48
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Our most recent annual reporting period ending December 31, 2022, was filled with epic challenges. Even the most seasoned investors who have been through more than one economic cycle have not witnessed financial markets like this in a long time, if ever.

Consider what transpired and how the investing backdrop changed so abruptly. The year began well enough with ample liquidity and an encouraging outlook for corporate profits. But that optimism faded early and was punctuated by the start of a terrible war in Eastern Europe. This fueled rising energy prices and intensified an inflation problem that was proving to be more than "transitory."

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") pivoted to a far more restrictive monetary policy than anyone anticipated. Over the course of 2022, the Fed boosted the Fed funds interest rate on seven different occasions by a total of 4.5 percentage points. And if that wasn't enough, zero-Covid policies in China further exacerbated supply chain issues and dampened the outlook for global growth.

As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world. The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of more than 18% for our annual reporting period.

Perhaps what made 2022 even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not this past year. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 13%, its worst annual performance since the 1970s. That's not exactly the offset to equity performance that many investors were expecting from bonds.

It was a tough year, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets; and even when markets snap back sharply (as happened this past July and October), investors often wonder if they have missed an opportunity.

Through all of the challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Global Managed Volatility Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions over the reporting period?

At the beginning of the reporting period, the Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish U.S. Federal Reserve (the "Fed"), and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg US Aggregate Bond Index in 40 years. Equity markets did not fare any better as the bellwether S&P 500® Index also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

The second quarter of 2022 saw continued pressure on stocks and bonds. The Fed's hawkish pivot, which started in the fourth quarter of 2021 continued to put pressure on equity multiples, especially for long-duration growth stocks. With inflation readings hitting four-decade highs, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession. This risk contributed to the heightened stock market volatility, in addition to mounting COVID-19 related lockdowns in China, rising oil prices, and the ongoing conflict between Russia and the Ukraine.

In the third quarter, global equities declined, continuing the downward trend from the first half of 2022. The quarter began with a rally that continued into mid-August, on hopes that the Fed would pivot toward a more accommodative policy. However, messaging from the Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding a recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global Equities rebounded in the fourth quarter, trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from the Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 bps in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

4

USAA Global Managed Volatility Fund

Manager's Commentary (continued)

•  How did the USAA Global Managed Volatility Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended December 31, 2022, the Fund Shares and Institutional Shares had total returns of -15.78% and -15.70%, respectively. This compares to total returns of -18.36% for the MSCI All Country World Index, the Fund's benchmark index, and -12.29% for the Global Managed Volatility Composite Index.

•  What strategies did you employ during the reporting period?

The Fund seeks to provide diversified exposure to global equities. We strive to construct a portfolio that can participate in equities' longer-term performance while also managing the risk of large market downturns.

The Fund performed as expected in 2022, outperforming the Fund's benchmark when global markets were down. The Fund's emphasis on constructing a portfolio with lower volatility than the benchmark was a tailwind as global markets experienced heightened volatility over 2022. Our focus on companies with high levels of profitability and stable balance sheets also contributed positively over the year. The Fund had a small allocation to Russian securities that negatively impacted performance over the period.

Thank you for allowing us to assist you with your investment needs.

5

USAA Global Managed Volatility Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Fund Shares	Institutional Shares
INCEPTION DATE	7/12/13	7/31/08
	Net Asset Value	Net Asset Value	MSCI All Country World Index1+	Global Managed Volatility Composite Index2+
One Year	–15.78%	–15.70%	–18.36%	–12.29%
Five Year	3.75%	3.95%	5.23%	4.38%
Ten Year	N/A	5.30%	N/A	N/A
Since Inception	4.83%	N/A	7.31%	5.72%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

+The since inception performance of the MSCI All Country World Index and Global Managed Volatility Composite Index are calculated from July 12, 2013 through December 31, 2022.

USAA Global Managed Volatility Fund — Growth of $10,000

1The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Global Managed Volatility Composite Index is a combination of indexes representing the Fund's model allocation, and consists of the MSCI All Country World Index (70%) and the Bloomberg U.S. Treasury — Bills (1-3M) (30%). This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

*The performance of the MSCI All Country World Index and the Global Managed Volatility Composite Index are calculated from the end of the month, July 31, 2013, while the inception date of the USAA Global Managed Volatility Fund Shares is July 12, 2013. There may be slight variation of performance numbers because of this difference.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to attain long-term capital appreciation while attempting to reduce volatility during unfavorable market conditions.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

Apple, Inc.	4.2%
Microsoft Corp.	3.1%
Alphabet, Inc.	2.2%
Johnson & Johnson	1.9%
Lockheed Martin Corp.	1.7%
The Progressive Corp.	1.5%
UnitedHealth Group, Inc.	1.4%
Philip Morris International, Inc.	1.4%
Yum! Brands, Inc.	1.3%
Amgen, Inc.	1.3%

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.8%)
Australia (3.0%):
Consumer Discretionary (0.5%):
Wesfarmers Ltd.	78,544	$2,449
Consumer Staples (0.7%):
Coles Group Ltd.	108,537	1,230
Woolworths Group Ltd.	83,361	1,903
		3,133
Financials (0.3%):
Medibank Pvt. Ltd.	662,482	1,321
Materials (1.5%):
BHP Group Ltd.	132,877	4,115
Fortescue Metals Group Ltd.	81,622	1,141
Rio Tinto Ltd.	27,475	2,168
		7,424
		14,327
Belgium (0.3%):
Financials (0.3%):
KBC Group NV	21,171	1,363
Brazil (1.3%):
Energy (0.4%):
Petroleo Brasileiro SA Preference Shares	295,400	1,371
Petroleo Brasileiro SA	50,700	269
		1,640
Financials (0.4%):
Banco Bradesco SA Preference Shares	61,400	175
BB Seguridade Participacoes SA	264,800	1,686
Itau Unibanco Holding SA Preference Shares	35,445	168
		2,029
Materials (0.5%):
Vale SA	152,497	2,584
		6,253
Canada (3.4%):
Consumer Discretionary (0.9%):
Dollarama, Inc.	41,067	2,402
Lululemon Athletica, Inc. (a)	5,321	1,705
Magna International, Inc.	2,600	146
		4,253
Consumer Staples (0.5%):
Alimentation Couche-Tard, Inc.	47,858	2,103
Loblaw Cos. Ltd.	2,870	254
		2,357

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (1.3%):
iA Financial Corp., Inc.	4,632	$271
Power Corp. (b)	16,734	394
Sun Life Financial, Inc.	49,786	2,311
The Toronto-Dominion Bank	47,618	3,084
		6,060
Information Technology (0.7%):
CGI, Inc. (a)	16,304	1,405
Constellation Software, Inc.	1,403	2,191
		3,596
Materials (0.0%): (c)
Nutrien Ltd.	1,356	99
		16,365
China (1.6%):
Communication Services (0.1%):
NetEase, Inc., ADR	8,040	584
Consumer Discretionary (0.5%):
ANTA Sports Products Ltd.	86,028	1,119
BYD Co. Ltd. Class H	3,500	86
China Meidong Auto Holdings Ltd.	268,000	547
Topsports International Holdings Ltd. (d)	518,000	408
Vipshop Holdings Ltd., ADR (a)	8,117	111
		2,271
Consumer Staples (0.2%):
Nongfu Spring Co., Ltd. Class H (d)	135,400	763
Energy (0.0%): (c)
China Shenhua Energy Co. Ltd. Class H	64,500	186
Financials (0.4%):
360 DigiTech, Inc., ADR	4,803	98
Bank of China Ltd. Class H	779,000	282
China Life Insurance Co. Ltd. Class H	461,000	787
China Merchants Bank Co. Ltd. Class H	23,261	129
China Pacific Insurance Group Co. Ltd. Class H	193,800	428
Industrial & Commercial Bank of China Ltd. Class H	434,000	222
		1,946
Health Care (0.1%):
CSPC Pharmaceutical Group Ltd.	658,000	685
Information Technology (0.1%):
Sunny Optical Technology Group Co. Ltd.	49,600	585
Utilities (0.2%):
ENN Energy Holdings Ltd.	57,301	800
		7,820

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Denmark (1.5%):
Consumer Discretionary (0.3%):
Pandora A/S	21,023	$1,486
Consumer Staples (0.0%): (c)
Carlsberg AS Class B	927	123
Health Care (1.0%):
Coloplast A/S Class B	9,117	1,068
Novo Nordisk A/S Class B	26,759	3,635
		4,703
Industrials (0.0%): (c)
AP Moller — Maersk A/S Class B	41	92
Materials (0.2%):
Novozymes A/S B Shares	15,639	794
		7,198
Finland (0.9%):
Energy (0.1%):
Neste Oyj	14,780	681
Health Care (0.2%):
Orion Oyj Class B	13,334	731
Industrials (0.6%):
Kone Oyj Class B	53,377	2,763
		4,175
France (1.5%):
Consumer Discretionary (0.6%):
Hermes International	757	1,172
La Francaise des Jeux SAEM (d)	7,936	319
LVMH Moet Hennessy Louis Vuitton SE	2,110	1,535
		3,026
Consumer Staples (0.5%):
L'Oreal SA	7,301	2,614
Energy (0.1%):
TotalEnergies SE (b)	3,665	230
Financials (0.1%):
Wendel Se	2,283	213
Industrials (0.1%):
Cie de Saint-Gobain	3,641	178
Schneider Electric SE	1,048	147
Thales SA	1,468	188
		513
Information Technology (0.1%):
Capgemini SE	1,544	258

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (0.0%): (c)
Veolia Environnement SA	4,542	$117
		6,971
Germany (0.7%):
Consumer Discretionary (0.2%):
adidas AG	6,468	876
Mercedes-Benz Group AG	3,290	215
		1,091
Industrials (0.5%):
Deutsche Post AG Registered Shares	57,340	2,146
Utilities (0.0%): (c)
RWE AG	2,122	94
		3,331
Hong Kong (1.0%):
Consumer Discretionary (0.1%):
Chow Tai Fook Jewellery Group Ltd.	293,400	596
Consumer Staples (0.0%): (c)
WH Group Ltd. (d)	278,000	162
Financials (0.2%):
Futu Holdings Ltd., ADR (a)	1,910	78
Hong Kong Exchanges & Clearing Ltd.	23,200	997
		1,075
Health Care (0.1%):
Sino Biopharmaceutical Ltd.	788,000	459
Industrials (0.3%):
Orient Overseas International Ltd.	11,500	207
SITC International Holdings Co. Ltd.	432,000	958
		1,165
Information Technology (0.3%):
Lenovo Group Ltd.	1,462,000	1,191
		4,648
India (1.1%):
Financials (0.5%):
ICICI Bank Ltd.	194,277	2,090
SBI Life Insurance Co. Ltd. (d)	29,704	441
		2,531
Industrials (0.0%): (c)
Bharat Electronics Ltd.	55,034	66

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (0.6%):
HCL Technologies Ltd.	16,887	$212
Infosys Ltd.	93,989	1,714
Tata Consultancy Services Ltd.	21,312	838
Wipro Ltd.	11,811	56
		2,820
		5,417
Indonesia (0.7%):
Communication Services (0.2%):
PT Telkom Indonesia Persero Tbk	3,587,700	864
Financials (0.5%):
PT Bank Central Asia Tbk	4,205,500	2,307
		3,171
Ireland (0.4%):
Information Technology (0.4%):
Accenture PLC Class A	8,083	2,157
Israel (0.5%):
Communication Services (0.1%):
Bezeq The Israeli Telecommunication Corp. Ltd.	233,036	400
Industrials (0.0%): (c)
ZIM Integrated Shipping Services Ltd. (b)	6,205	107
Information Technology (0.4%):
Check Point Software Technologies Ltd. (a)	14,003	1,767
		2,274
Japan (5.4%):
Communication Services (1.8%):
KDDI Corp.	102,300	3,103
Nintendo Co. Ltd.	22,500	946
Nippon Telegraph & Telephone Corp.	73,000	2,082
Softbank Corp.	214,100	2,423
		8,554
Consumer Discretionary (0.8%):
Fast Retailing Co. Ltd.	3,300	2,008
Honda Motor Co. Ltd.	14,600	333
Sony Group Corp.	1,100	84
Yamaha Motor Co. Ltd.	8,300	188
ZOZO, Inc.	44,900	1,109
		3,722
Financials (0.7%):
Tokio Marine Holdings, Inc.	154,800	3,307

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (1.0%):
Astellas Pharma, Inc.	139,927	$2,128
Hoya Corp.	13,700	1,313
Olympus Corp.	93,200	1,644
		5,085
Industrials (0.5%):
Hitachi Ltd.	4,573	230
ITOCHU Corp.	12,622	396
Recruit Holdings Co. Ltd.	51,600	1,616
Taisei Corp.	10,800	348
		2,590
Information Technology (0.6%):
FUJIFILM Holdings Corp.	2,300	115
Fujitsu Ltd.	11,300	1,507
Nomura Research Institute Ltd.	23,400	556
Oracle Corp.	7,000	455
Tokyo Electron Ltd.	200	59
		2,692
		25,950
Korea, Republic Of (0.4%):
Consumer Discretionary (0.3%):
F&F Co. Ltd.	10,578	1,216
Kia Corp.	2,268	106
		1,322
Financials (0.0%): (c)
KB Financial Group, Inc.	2,140	82
Shinhan Financial Group Co. Ltd.	5,854	163
		245
Information Technology (0.1%):
LG Innotek Co. Ltd.	482	97
Samsung Electronics Co. Ltd.	7,438	327
		424
		1,991
Mexico (0.8%):
Communication Services (0.5%):
America Movil SAB de CV Class L	2,719,797	2,468
Sitios Latinoamerica SAB de CV	14,356	7
		2,475
Consumer Staples (0.3%):
Wal-Mart de Mexico SAB de CV	407,936	1,436
Financials (0.0%): (c)
Grupo Financiero Banorte SAB de CV Class O	16,246	117
		4,028

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Netherlands (1.5%):
Communication Services (0.2%):
Koninklijke KPN NV	239,868	$742
Consumer Staples (0.5%):
Koninklijke Ahold Delhaize NV	85,605	2,461
Industrials (0.4%):
Wolters Kluwer NV	19,663	2,057
Information Technology (0.4%):
ASML Holding NV	2,886	1,574
STMicroelectronics NV	5,919	210
		1,784
Materials (0.0%): (c)
LyondellBasell Industries NV Class A	2,410	200
		7,244
Norway (0.6%):
Energy (0.6%):
Aker BP ASA	4,244	132
Equinor ASA	77,501	2,789
		2,921
Materials (0.0%): (c)
Norsk Hydro ASA	24,127	180
		3,101
Russian Federation (0.0%): (c)
Communication Services (0.0%): (c)
Mobile TeleSystems PJSC (e) (f) (g) (h)	480,728	16
Consumer Staples (0.0%): (c)
X5 Retail Group NV, GDR (e) (f) (g) (h)	18,705	2
Energy (0.0%): (c)
LUKOIL PJSC (e) (f) (g) (h)	34,009	5
Tatneft PJSC (e) (f) (g) (h)	90,761	5
		10
Financials (0.0%): (c)
Sberbank of Russia PJSC (a) (e) (f) (g) (h)	409,312	1
Materials (0.0%): (c)
MMC Norilsk Nickel PJSC (e) (f) (g) (h)	5,249	14
		43
Singapore (0.1%):
Financials (0.1%):
DBS Group Holdings Ltd.	11,722	297

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
South Africa (1.2%):
Communication Services (0.3%):
MTN Group Ltd.	98,821	$738
MultiChoice Group	109,118	753
		1,491
Financials (0.5%):
Capitec Bank Holdings Ltd.	18,418	2,006
FirstRand Ltd.	48,643	177
Standard Bank Group Ltd.	17,591	174
		2,357
Materials (0.4%):
Anglo American Platinum Ltd.	10,378	867
Kumba Iron Ore Ltd.	23,425	677
Sibanye Stillwater Ltd.	160,145	425
		1,969
		5,817
Spain (0.9%):
Communication Services (0.0%): (c)
Telefonica SA	45,392	164
Consumer Discretionary (0.4%):
Industria de Diseno Textil SA	78,615	2,088
Financials (0.5%):
Banco Bilbao Vizcaya Argentaria SA	370,830	2,233
		4,485
Sweden (0.4%):
Consumer Discretionary (0.1%):
H & M Hennes & Mauritz AB Class B (b)	53,798	580
Industrials (0.1%):
Atlas Copco AB Class A	17,077	202
Volvo AB Class B	9,051	164
		366
Information Technology (0.2%):
Telefonaktiebolaget LM Ericsson Class B	164,278	963
		1,909
Switzerland (3.9%):
Communication Services (0.1%):
Swisscom AG Registered Shares	530	290
Consumer Staples (1.0%):
Nestle SA Registered Shares	40,472	4,676
Financials (0.0%): (c)
Partners Group Holding AG	301	267

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (2.0%):
Novartis AG Registered Shares	50,031	$4,529
Roche Holding AG	13,731	4,316
Roche Holding AG Class BR	1,646	638
		9,483
Industrials (0.7%):
Geberit AG Registered Shares	2,803	1,324
Kuehne + Nagel International AG Class R	4,124	959
SGS SA Registered Shares	440	1,025
		3,308
Information Technology (0.0%): (c)
TE Connectivity Ltd.	1,052	121
Materials (0.1%):
Sika AG Registered Shares	1,917	461
		18,606
Taiwan (2.2%):
Consumer Discretionary (0.1%):
Feng TAY Enterprise Co. Ltd.	47,000	315
Consumer Staples (0.2%):
Uni-President Enterprises Corp.	491,730	1,065
Financials (0.0%): (c)
Cathay Financial Holding Co. Ltd.	68,000	88
CTBC Financial Holding Co. Ltd.	302,000	217
		305
Industrials (0.1%):
Voltronic Power Technology Corp.	7,000	351
Information Technology (1.8%):
Delta Electronics, Inc.	142,000	1,317
eMemory Technology, Inc.	17,000	734
Novatek Microelectronics Corp.	72,000	736
Realtek Semiconductor Corp.	131,000	1,191
Taiwan Semiconductor Manufacturing Co. Ltd.	25,000	363
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	55,897	4,164
		8,505
		10,541
United Kingdom (2.9%):
Communication Services (0.0%): (c)
WPP PLC	5,234	52
Consumer Discretionary (0.2%):
Burberry Group PLC	9,799	238
Next PLC	9,760	684
Persimmon PLC	6,801	100
		1,022

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Staples (1.0%):
Imperial Brands PLC	79,108	$1,970
Unilever PLC	56,174	2,836
		4,806
Energy (0.1%):
Shell PLC	13,284	374
Health Care (0.5%):
GSK PLC	134,043	2,316
Industrials (0.7%):
Ferguson PLC	1,796	225
Intertek Group PLC	11,935	581
RELX PLC	91,967	2,542
		3,348
Materials (0.4%):
Anglo American PLC	3,649	143
Rio Tinto PLC	26,901	1,893
		2,036
		13,954
United States (61.6%):
Communication Services (4.6%):
Alphabet, Inc. Class C (a)	118,114	10,480
AT&T, Inc.	11,499	212
Comcast Corp. Class A	7,896	276
Electronic Arts, Inc.	1,202	147
Lumen Technologies, Inc.	13,614	71
Match Group, Inc. (a)	19,854	824
Meta Platforms, Inc. Class A (a)	28,698	3,454
Omnicom Group, Inc.	26,149	2,133
Sirius XM Holdings, Inc. (b)	585,555	3,420
The Interpublic Group of Cos., Inc.	29,586	985
Verizon Communications, Inc.	5,945	234
		22,236
Consumer Discretionary (5.5%):
AutoZone, Inc. (a)	489	1,206
Bath & Body Works, Inc.	2,695	114
Best Buy Co., Inc.	15,351	1,231
Booking Holdings, Inc. (a)	466	939
Chipotle Mexican Grill, Inc. (a)	472	655
Domino's Pizza, Inc.	5,843	2,024
eBay, Inc.	28,405	1,178
Lowe's Cos., Inc.	1,790	357
NVR, Inc. (a)	47	217
O'Reilly Automotive, Inc. (a)	1,818	1,534
Starbucks Corp.	33,482	3,321
Target Corp.	13,655	2,035
Tesla, Inc. (a)	14,145	1,742

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
The Home Depot, Inc.	6,483	$2,048
Tractor Supply Co.	635	143
Ulta Beauty, Inc. (a)	2,948	1,383
Yum! Brands, Inc.	49,684	6,363
		26,490
Consumer Staples (6.3%):
Altria Group, Inc.	113,986	5,210
Colgate-Palmolive Co.	66,941	5,274
Costco Wholesale Corp.	2,298	1,049
General Mills, Inc.	3,401	285
Kimberly-Clark Corp.	13,131	1,783
Philip Morris International, Inc.	65,933	6,673
The Hershey Co.	12,494	2,893
The Kroger Co.	16,738	746
The Procter & Gamble Co.	34,791	5,273
Walmart, Inc.	8,818	1,251
		30,437
Energy (2.4%):
ConocoPhillips	3,169	374
Devon Energy Corp.	18,581	1,143
EOG Resources, Inc.	37,261	4,826
Exxon Mobil Corp.	5,069	559
Pioneer Natural Resources Co.	13,673	3,123
Targa Resources Corp.	17,002	1,250
Valero Energy Corp.	1,132	143
		11,418
Financials (5.8%):
Aflac, Inc.	4,033	290
Ameriprise Financial, Inc.	1,065	332
Aon PLC Class A	5,585	1,676
Capital One Financial Corp.	1,589	148
Discover Financial Services	27,076	2,649
Erie Indemnity Co. Class A	4,554	1,133
FactSet Research Systems, Inc.	4,868	1,953
LPL Financial Holdings, Inc.	1,036	224
MarketAxess Holdings, Inc.	3,274	913
MSCI, Inc.	4,025	1,872
Raymond James Financial, Inc.	2,158	231
Regions Financial Corp.	111,159	2,397
SEI Investments Co.	86,733	5,056
Signature Bank	965	111
Synchrony Financial	44,288	1,455
The Progressive Corp.	55,892	7,250
		27,690
Health Care (12.0%):
AbbVie, Inc.	19,480	3,148
AmerisourceBergen Corp.	1,568	260
Amgen, Inc.	23,723	6,231

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Biogen, Inc. (a)	7,561	$2,094
Cigna Corp.	862	286
CVS Health Corp.	2,769	258
Elevance Health, Inc.	663	340
Eli Lilly & Co.	11,667	4,268
Gilead Sciences, Inc.	16,028	1,376
HCA Healthcare, Inc.	3,440	825
Hologic, Inc. (a)	20,002	1,496
Humana, Inc.	299	153
IDEXX Laboratories, Inc. (a)	3,339	1,362
Johnson & Johnson	50,791	8,972
McKesson Corp.	5,291	1,985
Merck & Co., Inc.	41,910	4,650
Mettler-Toledo International, Inc. (a)	1,719	2,485
Moderna, Inc. (a)	4,725	849
Molina Healthcare, Inc. (a)	4,256	1,405
Pfizer, Inc.	9,316	477
Quest Diagnostics, Inc.	1,335	209
Regeneron Pharmaceuticals, Inc. (a)	1,772	1,279
UnitedHealth Group, Inc.	12,671	6,718
Veeva Systems, Inc. Class A (a)	15,935	2,572
Vertex Pharmaceuticals, Inc. (a)	472	136
Waters Corp. (a)	5,258	1,801
Zoetis, Inc.	13,619	1,996
		57,631
Industrials (8.0%):
3M Co.	31,557	3,784
Booz Allen Hamilton Holding Corp.	13,818	1,444
Cintas Corp.	5,789	2,614
Cummins, Inc.	9,971	2,416
Dover Corp.	928	126
Emerson Electric Co.	911	88
Fastenal Co.	46,882	2,219
Illinois Tool Works, Inc.	13,625	3,002
Leidos Holdings, Inc.	1,221	128
Lockheed Martin Corp.	16,669	8,109
Masco Corp.	2,534	118
Northrop Grumman Corp.	483	264
Old Dominion Freight Line, Inc.	9,592	2,722
Otis Worldwide Corp.	34,727	2,720
Owens Corning	1,353	115
Robert Half International, Inc.	15,555	1,148
Rockwell Automation, Inc.	6,266	1,614
Union Pacific Corp.	8,337	1,726
United Parcel Service, Inc. Class B	15,095	2,624
United Rentals, Inc. (a)	450	160
W.W. Grainger, Inc.	1,938	1,078
		38,219

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (15.6%):
Adobe, Inc. (a)	7,619	$2,564
Apple, Inc.	155,488	20,203
Applied Materials, Inc.	2,454	239
Autodesk, Inc. (a)	9,047	1,691
Automatic Data Processing, Inc.	1,290	308
Broadcom, Inc.	1,049	587
Cadence Design Systems, Inc. (a)	17,163	2,757
CDW Corp.	9,464	1,690
Cisco Systems, Inc.	62,422	2,974
Enphase Energy, Inc. (a)	654	173
Fair Isaac Corp. (a)	6,478	3,878
FleetCor Technologies, Inc. (a)	879	161
Fortinet, Inc. (a)	24,245	1,185
Gartner, Inc. (a)	408	137
HP, Inc.	28,235	759
International Business Machines Corp.	2,629	370
Jack Henry & Associates, Inc.	897	158
KLA Corp.	2,085	786
Lam Research Corp.	1,053	443
Mastercard, Inc. Class A	7,060	2,455
Microsoft Corp.	61,142	14,663
Motorola Solutions, Inc.	978	252
NetApp, Inc.	11,087	666
ON Semiconductor Corp. (a)	1,722	107
Oracle Corp.	14,121	1,154
Parade Technologies Ltd.	31,000	777
Qorvo, Inc. (a)	9,117	826
QUALCOMM, Inc.	17,054	1,875
Teradyne, Inc.	11,498	1,004
Texas Instruments, Inc.	24,826	4,102
The Western Union Co.	119,583	1,647
VeriSign, Inc. (a)	9,129	1,875
Visa, Inc. Class A	6,771	1,407
Zebra Technologies Corp. (a)	4,322	1,108
		74,981
Materials (1.0%):
CF Industries Holdings, Inc.	1,439	123
Dow, Inc.	13,436	677
Nucor Corp.	7,694	1,014
Steel Dynamics, Inc.	1,155	113
The Mosaic Co.	2,412	106
The Sherwin-Williams Co.	12,035	2,856
		4,889
Real Estate (0.3%):
American Tower Corp.	2,695	571
Crown Castle, Inc.	1,395	189

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Equinix, Inc.	317	$207
Prologis, Inc.	4,193	473
		1,440
Utilities (0.1%):
Evergy, Inc.	2,544	160
FirstEnergy Corp.	2,931	123
Vistra Corp.	8,128	189
		472
		295,903
Total Common Stocks (Cost $478,439)		479,339
Collateral for Securities Loaned (0.8%)^
United States (0.8%):
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.14% (i)	1,103,078	1,103
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.13% (i)	1,103,078	1,103
Invesco Government & Agency Portfolio, Institutional Shares, 4.22% (i)	1,103,078	1,103
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.08% (i)	1,103,078	1,103
Total Collateral for Securities Loaned (Cost $4,412)		4,412
Total Investments (Cost $482,851) — 100.6%		483,751
Liabilities in excess of other assets — (0.6)%		(3,118)
NET ASSETS — 100.00%		$480,633

At December 31, 2022, the Fund's investments in foreign securities were 38.2% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Amount represents less than 0.05% of net assets.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2022, the fair value of these securities was $2,093 thousands and amounted to 0.4% of net assets.

(e)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. At December 31, 2022, illiquid securities were 0.01% of the Fund's net assets.

(f)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.01% of net assets as of December 31, 2022. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2022

(g)  The following table details the earliest acquisition date and cost of the Fund's Russian sanctioned restricted securities at December 31, 2022 (amount in thousands):

Security Name	Acquisition Date	Cost
LUKOIL PJSC	4/22/2020	$2,312
MMC Norilsk Nickel PJSC	09/30/2019	1,604
Mobile TeleSystems PJSC	11/11/2021	2,034
Sberbank of Russia PJSC	4/22/2020	1,393
Tatneft PJSC	12/21/2020	608
X5 Retail Group NV, GDR	11/11/2021	637

(h)  Restricted security due to trading restrictions. Russian sanctioned entity by the United States Government.

(i)  Rate disclosed is the daily yield on December 31, 2022.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

22

USAA Mutual Funds Trust	Statement of Assets and Liabilities December 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Global Managed Volatility Fund
Assets:
Investments, at value (Cost $482,851)	$483,751	(a)
Foreign currency, at value (Cost $73)	74
Cash	503
Deposit with broker for futures contracts	5
Receivables:
Interest and dividends	614
Reclaims	452
From Adviser	68
Prepaid expenses	12
Total Assets	485,479
Liabilities:
Payables:
Collateral received on loaned securities	4,412
Capital shares redeemed	5
Accrued foreign capital gains taxes	69
Accrued expenses and other payables:
Investment advisory fees	249
Administration fees	22
Custodian fees	13
Transfer agent fees	21
Compliance fees	—	(b)
Trustees' fees	—	(b)
Other accrued expenses	55
Total Liabilities	4,846
Net Assets:
Capital	489,869
Total accumulated earnings/(loss)	(9,236)
Net Assets	$480,633
Net Assets
Fund Shares	$9,065
Institutional Shares	471,568
Total	$480,633
Shares (unlimited number of shares authorized with no par value):
Fund Shares	1,082
Institutional Shares	55,220
Total	56,302
Net asset value, offering and redemption price per share: (c)
Fund Shares	$8.38
Institutional Shares	$8.54

(a)  Includes $4,269 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.
See notes to financial statements.

23

USAA Mutual Funds Trust	Statement of Operations For the Year Ended December 31, 2022

(Amounts in Thousands)

USAA Global Managed Volatility Fund
Investment Income:
Interest	$4
Dividends	13,736
Non-cash dividends	691
Securities lending (net of fees)	210
Foreign tax withholding	(1,103)
Total Income	13,538
Expenses:
Investment advisory fees	3,052
Administration fees — Fund Shares	15
Administration fees — Institutional Shares	249
Sub-Administration fees	56
Custodian fees	82
Transfer agent fees — Fund Shares	13
Transfer agent fees — Institutional Shares	249
Trustees' fees	47
Compliance fees	4
Legal and audit fees	90
State registration and filing fees	36
Other expenses	89
Total Expenses	3,982
Expenses waived/reimbursed by Adviser	(405)
Net Expenses	3,577
Net Investment Income (Loss)	9,961
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	(2,754)
Foreign taxes on realized gains	(8)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(100,860)
Net change in accrued foreign taxes on unrealized gains	54
Net realized/unrealized gains (losses) on investments	(103,568)
Change in net assets resulting from operations	$(93,607)

See notes to financial statements.

24

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Global Managed Volatility Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$9,961	$8,944
Net realized gains (losses)	(2,762)	94,962
Net change in unrealized appreciation/depreciation	(100,806)	16,818
Change in net assets resulting from operations	(93,607)	120,724
Distributions to Shareholders:
Fund Shares	(732)	(2,473)
Institutional Shares	(38,065)	(119,748)
Change in net assets resulting from distributions to shareholders	(38,797)	(122,221)
Change in net assets resulting from capital transactions	6,690	(127,774)
Change in net assets	(125,714)	(129,271)
Net Assets:
Beginning of period	606,347	735,618
End of period	$480,633	$606,347
Capital Transactions:
Fund Shares
Proceeds from shares issued	$1,403	$1,421
Distributions reinvested	727	2,461
Cost of shares redeemed	(2,582)	(1,783)
Total Fund Shares	$(452)	$2,099
Institutional Shares
Proceeds from shares issued	$—	$172
Distributions reinvested	38,066	119,748
Cost of shares redeemed	(30,924)	(249,793)
Total Institutional Shares	$7,142	$(129,873)
Change in net assets resulting from capital transactions	$6,690	$(127,774)
Share Transactions:
Fund Shares
Issued	146	117
Reinvested	83	230
Redeemed	(277)	(147)
Total Fund Shares	(48)	200
Institutional Shares
Issued	—	13
Reinvested	4,278	10,972
Redeemed	(3,170)	(20,743)
Total Institutional Shares	1,108	(9,758)
Change in Shares	1,060	(9,558)

See notes to financial statements.

25

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Global Managed Volatility Fund
	Fund Shares
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$10.78	$11.20	$10.97	$9.39	$10.73
Investment Activities:
Net investment income (loss)	0.17 (a)	0.15 (a)	0.12 (a)	0.19 (a)	0.25
Net realized and unrealized gains (losses)	(1.85)	2.15	0.56	1.85	(1.18)
Total from Investment Activities	(1.68)	2.30	0.68	2.04	(0.93)
Distributions to Shareholders From:
Net investment income	(0.20)	(0.11)	(0.15)	(0.22)	(0.15)
Net realized gains from investments	(0.52)	(2.61)	(0.30)	(0.24)	(0.26)
Total Distributions	(0.72)	(2.72)	(0.45)	(0.46)	(0.41)
Net Asset Value, End of Period	$8.38	$10.78	$11.20	$10.97	$9.39
Total Return (b)	(15.78)%	21.00%	6.25%	21.69%	(8.78)%
Ratios to Average Net Assets:
Net Expenses (c) (d)	0.90%	0.90%	0.90%	0.90%	0.90%
Net Investment Income (Loss)	1.77%	1.26%	1.14%	1.81%	1.57%
Gross Expenses (d)	1.13%	1.05%	1.15%	1.09%	1.18%
Supplemental Data:
Net Assets at end of period (000's)	$9,065	$12,183	$10,414	$11,921	$10,229
Portfolio Turnover (e)	26%	40%	86%	53%	35%

(continues on next page)

See notes to financial statements.

26

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Global Managed Volatility Fund
	Institutional Shares
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$10.98	$11.35	$11.11	$9.49	$10.84
Investment Activities:
Net investment income (loss)	0.19 (a)	0.18 (a)	0.14 (a)	0.21 (a)	0.16
Net realized and unrealized gains (losses)	(1.90)	2.19	0.57	1.88	(1.08)
Total from Investment Activities	(1.71)	2.37	0.71	2.09	(0.92)
Distributions to Shareholders From:
Net investment income	(0.21)	(0.13)	(0.17)	(0.23)	(0.17)
Net realized gains from investments	(0.52)	(2.61)	(0.30)	(0.24)	(0.26)
Total Distributions	(0.73)	(2.74)	(0.47)	(0.47)	(0.43)
Net Asset Value, End of Period	$8.54	$10.98	$11.35	$11.11	$9.49
Total Return (b)	(15.70)%	21.34%	6.44%	21.97%	(8.61)%
Ratios to Average Net Assets:
Net Expenses (c) (d)	0.70%	0.70%	0.70%	0.70%	0.70%
Net Investment Income (Loss)	1.96%	1.45%	1.34%	1.97%	1.87%
Gross Expenses (d)	0.78%	0.77%	0.74%	0.75%	0.74%
Supplemental Data:
Net Assets at end of period (000's)	$471,568	$594,164	$725,204	$1,005,270	$922,210
Portfolio Turnover (e)	26%	40%	86%	53%	35%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(c)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

27

USAA Mutual Funds Trust	Notes to Financial Statements December 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Global Managed Volatility Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

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USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

The Adviser, appointed as the valuation designee by the Trust's Board of Trustees' (the "Board"), has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are categorized as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$324,905	$154,391	$43	$479,339
Collateral for Securities Loaned	4,412	—	—	4,412
Total	$329,317	$154,391	$43	$483,751

As of December 31, 2022, there were no significant transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

Derivative Instruments:

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of December 31, 2022, the Fund had no open forward foreign exchange currency contracts.

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

The Fund did not hold futures contracts as of December 31, 2022.

Options:

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

Premiums paid for purchased options are included on the Fund's Statement of Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

Premiums received from writing options are included on the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

As of December 31, 2022, the Fund had no open options.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of December 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$4,269	$—	$4,412

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

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USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$132,002	$153,606

4. Affiliated Fund Ownership:

The Fund offers shares for investment by other funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at vcm.com. As of December 31, 2022, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Target Retirement Income Fund	8.1
USAA Target Retirement 2030 Fund	24.0
USAA Target Retirement 2040 Fund	36.9
USAA Target Retirement 2050 Fund	25.4
USAA Target Retirement 2060 Fund	3.7

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended December 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15% and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares and Institutional Shares, respectively. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Administration fees.

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USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for the Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended December 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of December 31, 2022, the expense limits (excluding voluntary waivers) were 0.90% and 0.70% for Fund Shares and Institutional Shares, respectively..

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of December 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at December 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$356	$424	$405	$1,185

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.

Derivatives Risk — The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, proposed and current regulations may limit the Fund's ability to invest in derivatives.

Emerging Markets Risk — Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from January 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through December 31, 2022, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2022.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2022, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(8,674)	$8,674

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended December 31, 2022				Year Ended December 31, 2021
Distributions paid from				Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$16,737	$22,060	$38,797	$38,797	$35,478	$86,743	$122,221	$122,221

As of December 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
$(9,172)	$(64)	$(9,236)

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, and passive foreign investment companies.

As of December 31, 2022, the Fund had no loss carryforwards for federal income tax purposes.

As of December 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$483,744	$53,554	$(53,547)	$7

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

9. Subsequent Event

On June 29, 2022, the Board approved a change to the Fund's fiscal year-end from December 31 to April 30, with an effective date of April 30, 2023.

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust will change from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectuses, statutory prospectuses, and SAIs will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectuses, statutory prospectuses, and SAIs will be replaced with the new names as follows:

Old Name	New Name
USAA Global Managed Volatility Fund	Victory Global Managed Volatility Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. Investment Franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectuses, statutory prospectuses, and SAIs, will be replaced.

Please note that there will be no changes in the management of the Funds or to the Funds' ticker symbols.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Global Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Global Managed Volatility Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
February 28, 2023

39

USAA Mutual Funds Trust	Supplemental Information December 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

40

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

41

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

42

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

43

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

44

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

45

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022, through December 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value 12/31/22	Actual Expenses Paid During Period 7/1/22- 12/31/22*	Hypothetical Expenses Paid During Period 7/1/22- 12/31/22*	Annualized Expense Ratio During Period 7/1/22- 12/31/22
Fund Shares	$1,000.00	$1,034.00	$1,020.67	$4.61	$4.58	0.90%
Institutional Shares	1,000.00	1,034.30	1,021.68	3.59	3.57	0.70%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

46

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended December 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2022 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
40%	73%	$5,488	$22,060

47

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Global Managed Volatility Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

48

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services as well as any fee waivers and reimbursements — was below the medians of its expense group and its expense universe. The data indicated that the Fund's total expenses, including underlying fund expenses and after any reimbursements, were above the median of its expense group and equal to the median of its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and above its Lipper index for the one-year period ended June 30, 2022, and was above the average of its performance universe and below its Lipper index for the three- and five-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance for certain periods.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the

49

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

50

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

88394-0223

DECEMBER 31, 2022

Annual Report

USAA Extended Market Index Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	72
Statement of Operations	73
Statements of Changes in Net Assets	74
Financial Highlights	75
Notes to Financial Statements	76
Report of Independent Registered Public Accounting Firm	86
Supplemental Information (Unaudited)	87
Trustee and Officer Information	87
Proxy Voting and Portfolio Holdings Information	93
Expense Example	93
Additional Federal Income Tax Information	94
Advisory Contract Approval	95
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

(Unaudited)

Dear Shareholder,

Our most recent annual reporting period ending December 31, 2022, was filled with epic challenges. Even the most seasoned investors who have been through more than one economic cycle have not witnessed financial markets like this in a long time, if ever.

Consider what transpired and how the investing backdrop changed so abruptly. The year began well enough with ample liquidity and an encouraging outlook for corporate profits. But that optimism faded early and was punctuated by the start of a terrible war in Eastern Europe. This fueled rising energy prices and intensified an inflation problem that was proving to be more than "transitory."

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") pivoted to a far more restrictive monetary policy than anyone anticipated. Over the course of 2022, the Fed boosted the Fed funds interest rate on seven different occasions by a total of 4.5 percentage points. And if that wasn't enough, zero-Covid policies in China further exacerbated supply chain issues and dampened the outlook for global growth.

As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world. The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of more than 18% for our annual reporting period.

Perhaps what made 2022 even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not this past year. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 13%, its worst annual performance since the 1970s. That's not exactly the offset to equity performance that many investors were expecting from bonds.

It was a tough year, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets; and even when markets snap back sharply (as happened this past July and October), investors often wonder if they have missed an opportunity.

Through all of the challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

USAA Extended Market Index Fund

Manager's Commentary

(Unaudited)

•  What were the market conditions over the reporting period?

At the beginning of the reporting period, the Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish U.S. Federal Reserve (the "Fed"), and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg US Aggregate Bond Index in 40 years. Equity markets did not fare any better as the bellwether S&P 500® Index also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

The second quarter of 2022 saw continued pressure on stocks and bonds. The Fed's hawkish pivot, which started in the fourth quarter of 2021 continued to put pressure on equity multiples, especially for long-duration growth stocks. With inflation readings hitting four-decade highs, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession. This risk contributed to the heightened stock market volatility, in addition to mounting COVID-19 related lockdowns in China, rising oil prices, and the ongoing conflict between Russia and the Ukraine.

In the third quarter, global equities declined, continuing the downward trend from the first half of 2022. The quarter began with a rally that continued into mid-August, on hopes that the Fed would pivot toward a more accommodative policy. However, messaging from the Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding a recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global Equities rebounded in the fourth quarter, trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from the Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 bps in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

USAA Extended Market Index Fund

Manager's Commentary (continued)

•  How did the USAA Extended Market Index Fund (the "Fund") perform during the reporting period?

The Fund posted a total return of -24.03% for the reporting period ended December 31, 2022, while its benchmark index, the Wilshire 4500 Completion Index, posted a return of -23.86%.

•  Please describe sector performance during the reporting period.

During the year, the Fund had a negative absolute return. Only the energy and utilities sectors were positive. The Fund had a small allocation to derivatives during the period that did not have a material impact on performance.

Thank you for allowing us to assist you with your investment needs.

USAA Extended Market Index Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Fund Shares
INCEPTION DATE	10/27/00
	Net Asset Value	Wilshire 4500 Completion Index[1]
One Year	–24.03%	–23.86%
Five Year	5.89%	6.20%
Ten Year	9.86%	10.62%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Extended Market Index Fund — Growth of $10,000

1The Wilshire 4500 Completion Index is a market cap-weighted index consisting of the small and mid-cap companies in the U.S. equity market. The index consists of securities within the Wilshire 5000 Total Market Index (Parent Index) after eliminating the companies included in the S&P 500 Index. The Parent Index measures performance of all U.S. equity securities with readily available price data. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

USAA Mutual Funds Trust USAA Extended Market Index Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to match, before fees and expenses, the performance of all small- and mid-cap stocks as measured by the Wilshire 4500 Completion IndexSM (the "Index").

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.4%)
Communication Services (3.5%):
AdTheorent Holding Co., Inc. (a)	2,650	$4
Advantage Solutions, Inc. (a)	9,037	19
Altice USA, Inc. Class A (a)	23,317	107
AMC Entertainment Holdings, Inc. (a) (b)	58,655	239
AMC Networks, Inc. Class A (a)	3,139	49
Angi, Inc. Class A (a)	8,670	20
Anterix, Inc. (a)	2,086	67
Arena Group Holdings, Inc. The (a)	1,620	17
Atn International, Inc.	1,217	55
Bandwidth, Inc. Class A (a)	2,386	55
Boston Omaha Corp. Class A (a)	3,153	84
Bumble, Inc. Class A (a)	9,265	195
BuzzFeed, Inc. (a)	2,705	2
Cable One, Inc.	527	375
Cardlytics, Inc. (a)	3,621	21
Cargurus, Inc. (a)	10,023	140
Cars.com, Inc. (a)	7,009	97
Cinedigm Corp. Class A (a)	17,300	7
Cinemark Holdings, Inc. (a)	12,314	107
Clear Channel Outdoor Holdings, Inc. (a)	52,959	56
Cogent Communications Holdings, Inc.	4,850	277
comScore, Inc. (a)	8,143	9
Consolidated Communications Holdings, Inc. (a)	8,251	30
CuriosityStream, Inc. (a)	3,175	4
DallasNews Corp.	511	2
DHI Group, Inc. (a)	4,734	25
Dolphin Entertainment, Inc. (a)	924	2
EchoStar Corp. Class A (a)	3,745	62
Emerald Holding, Inc. (a)	2,432	9
Endeavor Group Holdings, Inc. Class A (a)	20,437	461
Entercom Communications Corp. (a)	13,149	3
Entravision Communications Corp. Class A	6,557	31
Eventbrite, Inc. Class A (a)	8,782	51
EverQuote, Inc. Class A (a)	2,174	32
FaZe Holdings, Inc. (a) (b)	2,962	5
FG Group Holdings, Inc. (a)	1,853	5
Frontier Communications Parent, Inc. (a)	25,023	638
Gaia, Inc. (a)	1,469	4
Gannett Co., Inc. (a)	15,648	32
Getty Images Holdings, Inc. (a) (b)	22,850	127
Globalstar, Inc. (a)	83,804	111
Gogo, Inc. (a)	7,449	110
Gray Television, Inc.	8,444	95
Harte-Hanks, Inc. (a)	639	7
IAC, Inc. (a)	8,897	395
IDT Corp. Class B (a)	1,960	55
iHeartMedia, Inc. Class A (a)	13,381	82
Innovid Corp. (a) (b)	7,065	12

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Integral Ad Science Holding Corp. (a)	4,015	$35
Iridium Communications, Inc. (a)	12,825	659
IZEA Worldwide, Inc. (a)	6,714	4
John Wiley & Sons, Inc. Class A	4,873	195
KORE Group Holdings, Inc. (a) (b)	4,586	6
Leafly Holdings, Inc. (a)	2,988	2
Lee Enterprises, Inc. (a)	509	9
Liberty Broadband Corp. Class A (a)	2,049	155
Liberty Broadband Corp. Class C (a)	13,914	1,061
Liberty Media Corp.-Liberty Braves Class A (a)	1,112	36
Liberty Media Corp.-Liberty Braves Class C (a)	4,246	137
Liberty Media Corp.-Liberty Formula One Class A (a)	2,530	135
Liberty Media Corp.-Liberty Formula One Class C (a)	22,494	1,345
Liberty Media Corp.-Liberty SiriusXM Class A (a)	10,688	420
Liberty Media Corp.-Liberty SiriusXM Class C (a)	22,350	875
Liberty TripAdvisor Holdings, Inc. Class A (a)	8,144	5
Lions Gate Entertainment Corp. Class A (a)	6,240	36
Lions Gate Entertainment Corp. Class B (a)	13,513	73
LiveOne, Inc. (a)	8,514	5
Loyalty Ventures, Inc. (a)	2,207	5
Madison Square Garden Entertainment Corp. (a)	2,890	130
Madison Square Garden Sports Corp.	1,744	320
Magnite, Inc. (a)	12,975	137
MediaAlpha, Inc. Class A (a)	2,582	26
National CineMedia, Inc.	8,364	2
Nexstar Media Group, Inc.	4,183	732
Nextdoor Holdings, Inc. (a)	11,847	24
Ooma, Inc. (a)	2,482	34
Outbrain, Inc. (a)	2,803	10
Paramount Global Class A	1,063	21
Pinterest, Inc. Class A (a)	65,491	1,590
PubMatic, Inc. Class A (a)	4,359	56
QuinStreet, Inc. (a)	5,029	72
Reading International, Inc. Class A (a)	1,895	5
Reservoir Media, Inc. (a)	3,580	21
ROBLOX Corp. Class A (a)	47,395	1,349
Roku, Inc. (a)	13,702	558
Saga Communications, Inc. Class A	563	13
Salem Media Group, Inc. (a)	1,328	1
Scholastic Corp.	3,209	127
Sciplay Corp. Class A (a)	2,601	42
Shenandoah Telecommunications Co.	5,456	87
Shutterstock, Inc.	2,694	142
Sinclair Broadcast Group, Inc. Class A	4,811	75
Sirius XM Holdings, Inc. (b)	75,134	439
Skillz, Inc. (a) (b)	28,240	14
Snap, Inc. Class A (a)	117,133	1,048
Society Pass, Inc. (a)	1,958	2
Spok Holdings, Inc.	2,012	16
Stagwell, Inc. (a)	11,547	72

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Super League Gaming, Inc. (a)	3,907	$1
System1, Inc. (a)	1,972	9
TechTarget, Inc. (a)	3,047	134
TEGNA, Inc.	25,068	531
Telephone and Data Systems, Inc.	11,244	118
The E.W. Scripps Co. Class A (a)	7,553	100
The Marcus Corp.	2,464	35
The New York Times Co. Class A	18,404	597
The Trade Desk, Inc. Class A (a)	49,889	2,237
Townsquare Media, Inc. Class A (a)	1,111	8
Travelzoo (a)	851	4
TripAdvisor, Inc. (a)	11,102	200
TrueCar, Inc. (a)	7,300	18
United States Cellular Corp. (a)	1,670	35
Urban One, Inc. (a)	1,013	5
Urban One, Inc. (a)	1,755	7
Vimeo, Inc. (a)	16,035	55
Vinco Ventures, Inc. (a) (b)	25,137	12
Warner Music Group Corp. Class A	13,080	458
WideOpenWest, Inc. (a)	5,974	54
World Wrestling Entertainment, Inc. Class A	4,816	330
Yelp, Inc. (a)	7,417	203
Zedge, Inc. Class B (a)	1,432	3
Ziff Davis, Inc. (a)	5,195	411
ZipRecruiter, Inc. (a)	4,550	75
ZoomInfo Technologies, Inc. (a)	33,425	1,006
		23,401
Consumer Discretionary (10.2%):
1-800-Flowers.com, Inc. Class A (a)	3,217	31
1stdibs.com, Inc. (a)	1,752	9
2U, Inc. (a)	8,354	52
Abercrombie & Fitch Co. (a)	5,276	121
Academy Sports & Outdoors, Inc.	8,959	471
Accel Entertainment, Inc. (a)	6,853	53
Acushnet Holdings Corp.	3,634	154
ADT, Inc.	36,060	327
Adtalem Global Education, Inc. (a)	4,976	177
Airbnb, Inc. Class A (a)	43,037	3,680
aka Brands Holding Corp. (a)	1,608	2
Allbirds, Inc. Class A (a)	10,519	25
American Axle & Manufacturing Holdings, Inc. (a)	12,351	97
American Eagle Outfitters, Inc.	19,135	267
American Outdoor Brands, Inc. (a)	1,435	14
American Public Education, Inc. (a)	2,014	25
America's Car-Mart, Inc. (a)	658	48
Aramark	28,956	1,197
Arhaus, Inc. (a)	2,283	22
Ark Restaurants Corp.	181	3
Arko Corp.	7,495	65
Asbury Automotive Group, Inc. (a)	2,487	446

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Aterian, Inc. (a) (b)	8,536	$7
Autoliv, Inc.	9,884	757
AutoNation, Inc. (a)	3,432	368
AYRO, Inc. (a)	3,613	1
Bally's Corp. (a)	4,295	83
BARK, Inc. (a)	10,203	15
Barnes & Noble Education, Inc. (a)	3,446	6
Bassett Furniture Industries, Inc.	976	17
Beazer Homes USA, Inc. (a)	3,301	42
Bed Bath & Beyond, Inc. (a) (b)	8,621	22
Big 5 Sporting Goods Corp.	2,341	21
Big Lots, Inc. (b)	3,022	44
Biglari Holdings, Inc. Class B (a)	235	33
BJ's Restaurants, Inc. (a)	2,582	68
Bloomin' Brands, Inc.	9,729	196
Bluegreen Vacations Holding Corp. (b)	1,260	31
Boot Barn Holdings, Inc. (a)	3,349	209
Bowlero Corp. (a) (b)	10,978	148
Boxed, Inc. (a)	5,430	1
Boyd Gaming Corp.	9,094	496
Bright Horizons Family Solutions, Inc. (a)	6,495	410
Brilliant Earth Group, Inc. (a)	1,205	5
Brinker International, Inc. (a)	4,882	156
Brunswick Corp.	8,356	602
Build-A-Bear Workshop, Inc. (a)	1,459	35
BurgerFi International, Inc. (a)	1,263	2
Burlington Stores, Inc. (a)	7,439	1,508
Caleres, Inc.	3,931	88
Camping World Holdings, Inc. Class A (b)	4,275	95
Canoo, Inc. (a) (b)	24,048	30
CarParts.com, Inc. (a)	5,439	34
Carriage Services, Inc.	1,451	40
Carrols Restaurant Group, Inc. (a)	3,870	5
Carter's, Inc.	4,293	320
Carvana Co. (a) (b)	10,807	51
Cavco Industries, Inc. (a)	939	212
Cedar Fair, LP	5,826	241
Century Casinos, Inc. (a)	3,017	21
Century Communities, Inc.	3,223	161
Charles & Colvard Ltd. (a)	2,875	2
Chegg, Inc. (a)	13,915	352
Chewy, Inc. Class A (a) (b)	10,506	390
Chico's FAS, Inc. (a)	13,629	67
Choice Hotels International, Inc.	4,052	456
Churchill Downs, Inc.	3,765	796
Chuy's Holdings, Inc. (a)	2,117	60
Citi Trends, Inc. (a)	913	24
Clarus Corp.	2,842	22
Columbia Sportswear Co.	3,664	321
Conn's, Inc. (a)	1,438	10

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Contextlogic, Inc. Class A (a)	62,236	$30
Coursera, Inc. (a)	10,422	123
Cracker Barrel Old Country Store, Inc.	2,535	240
Cricut, Inc. Class A (a) (b)	4,314	40
Crocs, Inc. (a)	6,717	728
Crown Crafts, Inc.	1,017	5
Culp, Inc.	1,240	6
Dana, Inc.	16,107	244
Dave & Buster's Entertainment, Inc. (a)	5,310	188
Deckers Outdoor Corp. (a)	2,981	1,190
Delta Apparel, Inc. (a)	659	7
Denny's Corp. (a)	6,246	58
Designer Brands, Inc. Class A	5,771	56
Destination XL Group, Inc. (a)	6,588	45
Dick's Sporting Goods, Inc.	5,995	721
Dillard's, Inc. Class A	1,045	338
Dine Brands Global, Inc.	1,655	107
DoorDash, Inc. Class A (a)	28,844	1,408
Dorman Products, Inc.	2,960	239
DraftKings, Inc. (a)	43,270	493
Dream Finders Homes, Inc. Class A (a) (b)	2,352	20
Drive Shack, Inc. (a)	9,017	2
Duluth Holdings, Inc. Class B (a)	1,433	9
Duolingo, Inc. (a)	2,918	208
Dutch Bros, Inc. Class A (a) (b)	4,600	130
Educational Development Corp.	721	2
El Pollo Loco Holdings, Inc.	2,226	22
Envela Corp. (a)	825	4
Envirotech Vehicles, Inc. (a)	1,685	4
Escalade, Inc.	1,002	10
Ethan Allen Interiors, Inc.	2,588	68
European Wax Center, Inc. Class A	3,596	45
Everi Holdings, Inc. (a)	9,891	142
EVgo, Inc. (a) (b)	7,683	34
Express, Inc. (a) (b)	7,358	8
F45 Training Holdings, Inc. (a) (b)	5,256	15
Faraday Future Intelligent Electric, Inc. (a) (b)	27,179	8
FAT Brands, Inc. (b)	412	2
Fiesta Restaurant Group, Inc. (a)	2,714	20
First Watch Restaurant Group, Inc. (a)	1,881	25
Fisker, Inc. (a) (b)	18,502	135
Five Below, Inc. (a)	6,174	1,092
Flexsteel Industries, Inc.	445	7
Floor & Decor Holdings, Inc. Class A (a)	11,553	804
Foot Locker, Inc.	9,001	340
Fossil Group, Inc. (a)	5,294	23
Fox Factory Holding Corp. (a)	4,749	433
Franchise Group, Inc. (b)	3,115	74
Frontdoor, Inc. (a)	9,248	192
Full House Resorts, Inc. (a)	3,707	28

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Funko, Inc. Class A (a)	3,534	$39
GameStop Corp. Class A (a) (b)	29,032	536
Genesco, Inc. (a)	1,394	64
Gentex Corp.	26,685	728
Gentherm, Inc. (a)	3,726	243
G-III Apparel Group Ltd. (a)	4,689	64
Global Business Travel Group I (a) (b)	3,383	23
Golden Entertainment, Inc. (a)	2,200	82
GoPro, Inc. Class A (a)	14,401	72
Graham Holdings Co. Class B	422	255
Grand Canyon Education, Inc. (a)	3,555	376
Green Brick Partners, Inc. (a)	4,912	119
Group 1 Automotive, Inc.	1,702	307
Groupon, Inc. (a) (b)	2,199	19
Grove Collaborative Holdings (a) (b)	6,077	2
GrowGeneration Corp. (a)	6,555	26
Guess?, Inc. (b)	3,460	72
H&R Block, Inc.	17,971	656
Hall of Fame Resort & Entertainment Co. (a)	400	3
Hamilton Beach Brands Holding Co. Class A	726	9
Hanesbrands, Inc.	39,206	249
Harley-Davidson, Inc.	16,422	683
Haverty Furniture Cos., Inc.	1,520	45
Helen of Troy Ltd. (a)	2,693	299
Hibbett, Inc.	1,337	91
Hilton Grand Vacations, Inc. (a)	9,484	366
Holley, Inc. (a)	6,698	14
Hooker Furniture Corp.	1,287	24
Hovnanian Enterprises, Inc. Class A (a)	562	24
Hyatt Hotels Corp. Class A (a)	5,574	504
Inspired Entertainment, Inc. (a)	2,765	35
Installed Building Products, Inc.	2,643	226
iRobot Corp. (a) (b)	2,998	144
J. Jill, Inc. (a)	495	12
Jack in the Box, Inc.	2,366	161
JAKKS Pacific, Inc. (a)	806	14
Jerash Holdings US, Inc.	602	2
JOANN, Inc. (b)	1,296	4
Johnson Outdoors, Inc. Class A	936	62
KB Home	9,596	306
Kirkland's, Inc. (a) (b)	1,259	4
Kohl's Corp.	12,973	328
Kontoor Brands, Inc.	6,160	246
Koss Corp. (a)	457	2
Krispy Kreme, Inc.	7,411	77
Kura Sushi USA, Inc. Class A (a)	466	22
Lakeland Industries, Inc. (a)	819	11
Lands' End, Inc. (a)	1,503	11
Landsea Homes Corp. (a)	1,068	6
Latham Group, Inc. (a)	4,519	15

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Laureate Education, Inc. Class A	11,213	$108
La-Z-Boy, Inc.	4,835	110
Lazydays Holdings, Inc. (a) (b)	1,082	13
LCI Industries	2,771	256
Lear Corp.	6,738	836
Legacy Housing Corp. (a)	1,053	20
Leggett & Platt, Inc.	14,901	480
Lennar Corp. Class B	1,652	124
Leslie's, Inc. (a)	18,072	221
Levi Strauss & Co. Class A	10,557	164
LGI Homes, Inc. (a)	2,298	213
Life Time Group Holdings, Inc. (a)	5,061	61
Lifetime Brands, Inc.	1,352	10
Light & Wonder, Inc. (a)	10,599	621
Lincoln Educational Services Corp. (a)	2,587	15
Liquidity Services, Inc. (a)	3,069	43
Lithia Motors, Inc.	3,062	627
Lordstown Motors Corp. Class A (a) (b)	18,925	22
Lucid Group, Inc. (a) (b)	60,752	415
Lumber Liquidators Holdings, Inc. (a)	3,196	18
Luminar Technologies, Inc. (a) (b)	23,974	119
M/I Homes, Inc. (a)	3,056	141
Macy's, Inc.	30,755	635
Malibu Boats, Inc. Class A (a)	2,280	122
Marine Products Corp.	1,204	14
MarineMax, Inc. (a)	2,395	75
Marriott Vacations Worldwide Corp.	4,102	552
MasterCraft Boat Holdings, Inc. (a)	2,007	52
Mattel, Inc. (a)	39,691	708
MDC Holdings, Inc.	6,461	204
Membership Collective Group, Inc. (a) (b)	4,044	15
Meritage Homes Corp. (a)	4,067	375
Mister Car Wash, Inc. (a) (b)	8,634	80
Modine Manufacturing Co. (a)	5,608	111
Monarch Casino & Resort, Inc. (a)	1,501	115
Monro, Inc.	3,545	160
Motorcar Parts of America, Inc. (a)	2,117	25
Movado Group, Inc.	1,749	56
Mullen Automotive, Inc. (a) (b)	44,507	13
Murphy USA, Inc.	2,051	573
Nathan's Famous, Inc.	315	21
National Vision Holdings, Inc. (a)	8,864	344
Nautilus, Inc. (a)	3,444	5
Nerdy, Inc. (a)	5,710	13
Noodles & Co. (a)	3,994	22
Nordstrom, Inc.	10,901	176
Ollie's Bargain Outlet Holdings, Inc. (a)	6,109	286
OneWater Marine, Inc. (a)	1,219	35
Overstock.com, Inc. (a)	5,134	99
Oxford Industries, Inc.	1,752	163

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Papa John's International, Inc.	3,931	$324
Party City Holdco, Inc. (a)	12,055	4
Patrick Industries, Inc.	2,465	149
Peloton Interactive, Inc. Class A (a)	32,551	258
Penn Entertainment, Inc. (a)	17,636	524
Penske Automotive Group, Inc.	2,590	298
Perdoceo Education Corp. (a)	7,382	103
Petco Health & Wellness Co., Inc. (a)	17,072	162
PetMed Express, Inc.	2,242	40
Planet Fitness, Inc. Class A (a)	9,274	731
PlayAGS, Inc. (a)	3,206	16
PLBY Group, Inc. (a) (b)	3,366	9
Polaris, Inc.	6,354	642
Polished.com, Inc. (a)	11,478	7
Porch Group, Inc. (a) (b)	9,284	17
Portillo's, Inc. Class A (a)	3,393	55
Poshmark, Inc. Class A (a)	4,832	86
Potbelly Corp. (a)	2,085	12
PowerSchool Holdings, Inc. (a)	9,506	219
Purple Innovation, Inc. (a) (b)	10,267	49
PVH Corp.	7,523	531
QuantumScape Corp. (a) (b)	26,989	153
Quotient Technology, Inc. (a)	9,736	33
Qurate Retail, Inc. Class A (a)	38,598	63
RCI Hospitality Holdings, Inc.	913	85
Red Robin Gourmet Burgers, Inc. (a) (b)	1,750	10
Red Rock Resorts, Inc. Class A	5,572	223
Regis Corp. (a) (b)	3,977	5
Remark Holdings, Inc. (a)	1,062	1
Rent the Runway, Inc. Class A (a) (b)	4,225	13
Rent-A-Center, Inc.	5,980	135
Revolve Group, Inc. (a) (b)	4,576	102
RH (a)	2,343	626
Rivian Automotive, Inc. Class A (a)	57,732	1,064
Rocky Brands, Inc.	772	18
Rover Group, Inc. (a) (b)	10,427	38
RumbleON, Inc. Class B (a)	1,123	7
Rush Street Interactive, Inc. (a)	6,252	22
Ruth's Hospitality Group, Inc.	3,567	55
Sally Beauty Holdings, Inc. (a)	12,024	151
SeaWorld Entertainment, Inc. (a)	7,521	402
Service Corp. International	17,358	1,200
Shake Shack, Inc. Class A (a)	4,235	176
Shift Technologies, Inc. (a) (b)	14,003	2
Shoe Carnival, Inc.	1,880	45
Signet Jewelers Ltd.	4,934	336
Six Flags Entertainment Corp. (a)	9,149	213
Skechers USA, Inc. Class A (a)	14,998	629
Skyline Champion Corp. (a)	6,327	326
Sleep Number Corp. (a)	2,368	62
See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Smith & Wesson Brands, Inc.	5,039	$44
Snap One Holdings Corp. (a) (b)	1,980	15
Solid Power, Inc. (a) (b)	11,291	29
Solo Brands, Inc. Class A (a)	2,449	9
Sonder Holdings, Inc. (a) (b)	15,839	20
Sonic Automotive, Inc. Class A	1,755	87
Sonos, Inc. (a)	14,298	242
Sportsman's Warehouse Holdings, Inc. (a)	4,279	40
Spruce Power Holding Corp. (a)	11,159	10
Standard Motor Products, Inc.	2,155	75
Steven Madden Ltd.	8,428	269
Stitch Fix, Inc. Class A (a)	8,642	27
Stoneridge, Inc. (a)	2,946	64
Strategic Education, Inc.	2,712	212
Strattec Strategy Corp. (a)	418	9
Stride, Inc. (a)	4,563	143
Sturm Ruger & Co., Inc.	1,965	99
Superior Group of Cos., Inc.	1,278	13
Superior Industries International, Inc. (a)	2,392	10
Sweetgreen, Inc. Class A (a) (b)	9,107	78
Sypris Solutions, Inc. (a)	1,331	3
Target Hospitality Corp. (a)	3,090	47
Taylor Morrison Home Corp. (a)	12,125	368
Tempur Sealy International, Inc.	18,956	651
Texas Roadhouse, Inc.	7,511	683
The Aaron's Co., Inc.	3,388	41
The Beachbody Co., Inc. (a) (b)	16,039	8
The Buckle, Inc.	3,411	155
The Cato Corp. Class A	1,983	19
The Cheesecake Factory, Inc. (b)	5,513	175
The Children's Place, Inc. (a)	1,390	51
The Container Store Group, Inc. (a)	3,802	16
The Gap, Inc.	22,702	256
The Goodyear Tire & Rubber Co. (a)	32,096	326
The Lovesac Co. (a)	1,482	33
The ODP Corp. (a)	5,354	244
The RealReal, Inc. (a)	9,108	11
The Wendy's Co.	22,219	503
Thor Industries, Inc.	5,879	444
ThredUp, Inc. Class A (a) (b)	7,147	9
Tilly's, Inc. Class A (a)	2,536	23
Toll Brothers, Inc.	11,962	597
TopBuild Corp. (a)	3,638	569
Topgolf Callaway Brands Corp. (a)	15,727	311
Torrid Holdings, Inc. (a) (b)	588	2
Traeger, Inc. (a) (b)	5,770	16
Travel + Leisure Co.	9,228	336
TravelCenters of America, Inc. (a)	1,484	66
Tri Pointe Homes, Inc. (a)	11,304	210
Tupperware Brands Corp. (a)	4,592	19

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Udemy, Inc. (a)	6,072	$64
Under Armour, Inc. Class A (a)	21,415	218
Under Armour, Inc. Class C (a)	22,127	197
Unifi, Inc. (a)	1,777	15
Universal Electronics, Inc. (a)	1,364	28
Universal Technical Institute, Inc. (a)	3,679	25
Urban Outfitters, Inc. (a)	5,858	140
Vacasa, Inc. Class A (a) (b)	10,910	14
Vail Resorts, Inc.	4,522	1,078
Vera Bradley, Inc. (a)	2,541	12
Victoria's Secret & Co. (a)	8,391	300
Vince Holding Corp. (a)	377	3
Vista Outdoor, Inc. (a)	6,287	153
Visteon Corp. (a)	3,160	413
Vivid Seats, Inc. Class A (a) (b)	8,581	63
Vivint Smart Home, Inc. (a)	3,381	40
Vizio Holding Corp. Class A (a)	7,209	53
Volcon, Inc. (a)	1,962	2
Volta, Inc. (a) (b)	11,472	4
VOXX International Corp. (a)	1,525	13
Vroom, Inc. (a) (b)	14,577	15
Wag! Group Co. (a)	2,195	7
Warby Parker, Inc. Class A (a)	9,348	126
Wayfair, Inc. Class A (a)	8,041	264
Weber, Inc. Class A (b)	1,928	16
Weyco Group, Inc.	577	12
Williams-Sonoma, Inc.	7,496	861
Wingstop, Inc.	3,361	463
Winmark Corp.	312	74
Winnebago Industries, Inc.	3,460	182
Wolverine World Wide, Inc.	8,668	95
WW International, Inc. (a)	7,748	30
Wyndham Hotels & Resorts, Inc.	10,046	716
Xometry, Inc. Class A (a)	3,963	128
Xponential Fitness, Inc. Class A (a)	1,808	41
XWELL, Inc. (a) (b)	9,257	3
YETI Holdings, Inc. (a)	9,585	396
Zumiez, Inc. (a)	1,768	38
		68,327
Consumer Staples (2.9%):
22nd Century Group, Inc. (a) (b)	23,645	22
Albertsons Cos., Inc. Class A	19,432	403
Alico, Inc.	517	12
AppHarvest, Inc. (a) (b)	9,013	5
B&G Foods, Inc. (b)	7,971	89
BellRing Brands, Inc. (a)	14,844	381
Benson Hill, Inc. (a) (b)	17,739	45
Beyond Meat, Inc. (a) (b)	6,431	79
BJ's Wholesale Club Holdings, Inc. (a)	15,176	1,004
BRC, Inc. Class A (a) (b)	5,912	36

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Bunge Ltd.	17,067	$1,703
Calavo Growers, Inc.	1,932	57
Cal-Maine Foods, Inc.	4,258	232
Casey's General Stores, Inc.	4,228	949
Celsius Holdings, Inc. (a)	4,464	464
Central Garden & Pet Co. (a)	1,053	39
Central Garden & Pet Co. Class A (a)	4,516	162
Coca-Cola Consolidated, Inc.	532	273
Coty, Inc. Class A (a)	37,141	318
Darling Ingredients, Inc. (a)	18,019	1,128
e.l.f. Beauty, Inc. (a)	5,533	306
Edgewell Personal Care Co.	5,823	224
Energizer Holdings, Inc.	7,521	252
Farmer Brothers Co. (a)	1,581	7
Flowers Foods, Inc.	22,358	643
Fresh Del Monte Produce, Inc.	4,234	111
Freshpet, Inc. (a)	5,264	278
Grocery Outlet Holding Corp. (a)	10,121	295
Herbalife Nutrition Ltd. (a)	11,997	179
HF Foods Group, Inc. Class A (a)	5,120	21
Honest Co., Inc. (a)	5,349	16
Hostess Brands, Inc. (a)	15,027	337
Ingles Markets, Inc. Class A	1,631	157
Ingredion, Inc.	7,215	707
Inter Parfums, Inc.	2,025	196
J & J Snack Foods Corp.	1,677	251
John B Sanfilippo & Son, Inc.	993	81
Lancaster Colony Corp.	2,093	413
Lifecore Biomedical, Inc. (a)	3,279	21
Lifevantage Corp.	1,268	5
Lifeway Foods, Inc. (a)	528	3
Limoneira Co.	1,649	20
Local Bounti Corp. (a) (b)	3,883	5
Mannatech, Inc.	122	2
Medifast, Inc.	1,225	141
MGP Ingredients, Inc.	1,498	159
Mission Produce, Inc. (a)	4,652	54
National Beverage Corp. (a)	2,648	123
Natural Alternatives International, Inc. (a)	524	4
Natural Grocers by Vitamin Cottage, Inc.	1,082	10
Nature's Sunshine Products, Inc. (a)	1,724	14
Nu Skin Enterprises, Inc. Class A	5,603	236
Oil-Dri Corp. of America	549	18
Olaplex Holdings, Inc. (a)	13,997	73
Performance Food Group Co. (a)	17,094	998
Pilgrim's Pride Corp. (a)	4,883	116
Post Holdings, Inc. (a)	6,104	551
PriceSmart, Inc.	2,843	173
Reynolds Consumer Products, Inc.	6,193	186
Rite Aid Corp. (a) (b)	6,061	20

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Seaboard Corp.	29	$110
Seneca Foods Corp. Class A (a)	622	38
Sovos Brands, Inc. (a)	3,779	54
SpartanNash Co.	3,935	119
Spectrum Brands Holdings, Inc.	4,535	276
Sprouts Farmers Market, Inc. (a)	12,073	391
Tattooed Chef, Inc. (a) (b)	5,428	7
The Andersons, Inc.	3,612	126
The Beauty Health Co. (a) (b)	11,473	104
The Boston Beer Co., Inc. Class A (a)	1,079	356
The Chefs' Warehouse, Inc. (a)	3,821	127
The Duckhorn Portfolio, Inc. (a)	4,837	80
The Hain Celestial Group, Inc. (a)	10,033	162
The Real Good Food Co., Inc. (a)	567	4
The Simply Good Foods Co. (a)	11,010	419
The Vita Coco Co., Inc. (a) (b)	2,716	38
Thorne HealthTech, Inc. (a)	1,197	4
Tootsie Roll Industries, Inc.	1,696	72
TreeHouse Foods, Inc. (a)	6,297	311
Turning Point Brands, Inc.	1,943	42
U.S. Foods Holding Corp. (a)	24,464	832
United Natural Foods, Inc. (a)	6,550	254
United-Guardian, Inc.	328	3
Universal Corp.	2,708	143
Upexi, Inc. (a)	1,040	3
USANA Health Sciences, Inc. (a)	1,264	67
Vector Group Ltd.	14,933	177
Veru, Inc. (a) (b)	7,368	39
Village Super Market, Inc. Class A	928	22
Vintage Wine Estates, Inc. (a)	3,458	11
Vital Farms, Inc. (a)	2,816	42
WD-40 Co.	1,531	247
Weis Markets, Inc.	1,710	141
Willamette Valley Vineyards, Inc. (a)	434	3
Zevia PBC Class A (a) (b)	4,051	17
		19,648
Energy (6.6%):
Adams Resources & Energy, Inc.	86	3
Aemetis, Inc. (a) (b)	3,336	13
Alliance Resource Partners, LP	8,806	179
Alto Ingredients, Inc. (a)	7,998	23
Amplify Energy Corp. (a)	4,275	38
Antero Midstream Corp.	36,382	393
Antero Resources Corp. (a)	30,573	947
Arch Resources, Inc.	2,000	286
Archrock, Inc.	15,366	138
Battalion Oil Corp. (a)	1,576	15
Black Stone Minerals, LP	19,250	325
BP Prudhoe Bay Royalty Trust (b)	2,429	28
Bristow Group, Inc. (a)	3,075	83

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Cactus, Inc. Class A	6,811	$342
California Resources Corp.	7,528	328
Callon Petroleum Co. (a)	5,603	208
Calumet Specialty Products Partners, LP (a)	6,737	114
Camber Energy, Inc. (a)	1,536	3
Centrus Energy Corp. Class A (a)	1,313	43
ChampionX Corp.	22,801	661
Cheniere Energy, Inc.	28,065	4,209
Chesapeake Energy Corp.	12,772	1,205
Chord Energy Corp.	4,422	605
Civitas Resources, Inc.	8,203	475
Clean Energy Fuels Corp. (a)	18,915	98
CNX Resources Corp. (a)	21,071	355
Comstock Resources, Inc.	8,997	123
CONSOL Energy, Inc.	3,838	249
Crescent Energy, Inc. Class A (b)	4,329	52
Crestwood Equity Partners, LP	9,264	243
Cross Timbers Royalty Trust (b)	681	17
CrossAmerica Partners, LP	2,497	50
CVR Energy, Inc.	11,409	358
DCP Midstream, LP	9,933	385
Delek Logistics Partners, LP	987	45
Delek U.S. Holdings, Inc.	7,901	213
Denbury, Inc. (a)	5,361	466
DMC Global, Inc. (a)	1,773	34
Dorchester Minerals, LP	3,879	116
Dorian LPG Ltd.	3,826	72
Dril-Quip, Inc. (a)	3,823	104
DT Midstream, Inc.	10,979	607
Energy Transfer, LP	276,645	3,284
ENGlobal Corp. (a)	2,885	2
EnLink Midstream LLC	28,265	348
Enterprise Products Partners LP	158,290	3,818
Enviva, Inc.	4,094	217
Equitrans Midstream Corp.	49,117	329
Evolution Petroleum Corp.	3,485	26
Excelerate Energy, Inc. Class A	2,980	75
Forum Energy Technologies, Inc. (a)	565	17
Genesis Energy, LP	10,152	104
Geospace Technologies Corp. (a)	1,389	6
Gevo, Inc. (a) (b)	25,889	49
Global Partners, LP	3,241	113
Green Plains Partners, LP	2,533	33
Green Plains, Inc. (a)	6,329	193
Gulf Island Fabrication, Inc. (a)	1,645	8
Gulfport Energy Corp. (a)	2,190	161
Hallador Energy Co. (a)	2,508	25
Helix Energy Solutions Group, Inc. (a)	16,187	119
Helmerich & Payne, Inc.	11,591	575
Hess Midstream, LP Class A (b)	4,844	145

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
HF Sinclair Corp.	18,458	$958
HighPeak Energy, Inc. (b)	1,541	35
Holly Energy Partners, LP	5,022	91
International Seaways, Inc.	3,843	142
Kimbell Royalty Partners, LP	6,038	101
KLX Energy Services Holdings, Inc. (a)	1,237	21
Kosmos Energy Ltd. (a)	50,700	322
Laredo Petroleum, Inc. (a)	1,805	93
Liberty Oilfield Services, Inc. Class A	17,178	275
Magellan Midstream Partners, LP	23,099	1,160
Magnolia Oil & Gas Corp. Class A	19,076	447
Mammoth Energy Services, Inc. (a)	4,016	35
Martin Midstream Partners, LP	3,263	10
Matador Resources Co.	12,333	706
MPLX, LP	36,761	1,207
Murphy Oil Corp.	16,761	721
Nabors Industries Ltd. (a)	1,015	157
NACCO Industries, Inc. Class A	399	15
National Energy Services Reunited Corp. (a)	8,764	61
Natural Gas Services Group, Inc. (a)	1,204	14
Natural Resource Partners, LP	894	49
NCS Multistage Holdings, Inc. (a)	68	2
New Fortress Energy, Inc.	8,480	360
Newpark Resources, Inc. (a)	9,281	39
Nextdecade Corp. (a) (b)	12,999	64
NexTier Oilfield Solutions, Inc. (a)	21,335	197
Nine Energy Service, Inc. (a)	2,839	41
Northern Oil and Gas, Inc.	7,613	235
NOV, Inc.	44,134	922
NuStar Energy, LP	10,892	174
Oceaneering International, Inc. (a)	11,151	195
Oil States International, Inc. (a)	6,890	51
OPAL Fuels, Inc. (a)	1,369	10
Overseas Shipholding Group, Inc. Class A (a)	7,704	22
Ovintiv, Inc.	28,572	1,449
Patterson-UTI Energy, Inc.	24,115	406
PBF Energy, Inc. Class A	14,026	572
PDC Energy, Inc.	10,711	680
Peabody Energy Corp. (a)	16,168	427
Permian Resources Corp.	23,902	225
Permianville Royalty Trust (b)	2,547	9
PHX Minerals, Inc.	3,101	12
Plains All American Pipeline, LP	49,903	587
Plains GP Holdings, LP Class A	21,382	266
ProFrac Holding Corp. Class A (a)	2,572	65
ProPetro Holding Corp. (a)	9,237	96
Range Resources Corp.	28,940	724
Ranger Energy Services, Inc. (a)	1,355	15
Ranger Oil Corp.	2,378	96
REX American Resources Corp. (a)	1,762	56

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Riley Exploration Permian, Inc.	709	$21
RPC, Inc.	10,326	92
SandRidge Energy, Inc. (a)	4,087	70
SEACOR Marine Holdings, Inc. (a)	2,394	22
Select Energy Services, Inc. Class A	8,685	80
SFL Corp. Ltd.	11,951	110
SilverBow Resources, Inc. (a) (b)	911	26
Sitio Royalties Corp. Class A (b)	8,054	232
SM Energy Co.	13,635	475
Smart Sand, Inc. (a)	2,930	5
Solaris Oilfield Infrastructure, Inc. Class A	3,211	32
Southwestern Energy Co. (a)	111,289	651
Stabilis Solutions, Inc. (a)	290	1
Summit Midstream Partners, LP (a)	1,108	18
Sunoco, LP	6,084	262
Talos Energy, Inc. (a)	7,684	145
Teekay Corp. (a)	7,978	36
Tellurian, Inc. (a)	57,697	97
TETRA Technologies, Inc. (a)	12,955	45
Texas Pacific Land Corp.	876	2,054
Tidewater, Inc. (a)	4,876	180
Uranium Energy Corp. (a) (b)	37,238	144
USA Compression Partners, LP	10,893	213
USD Partners, LP	1,553	5
VAALCO Energy, Inc.	11,760	54
Vertex Energy, Inc. (a) (b)	6,693	41
Viper Energy Partners, LP	6,914	220
Voc Energy Trust	1,235	13
W&T Offshore, Inc. (a)	10,560	59
Western Midstream Partners, LP	21,930	589
World Fuel Services Corp.	6,816	186
Zion Oil & Gas, Inc. (a)	49,081	3
		44,696
Financials (18.7%):
1st Source Corp.	2,015	107
Acacia Research Corp. (a)	4,744	20
Acres Commercial Realty Corp. (a)	902	7
AFC Gamma, Inc.	1,826	29
Affiliated Managers Group, Inc.	4,295	680
AG Mortgage Investment Trust, Inc.	2,444	13
AGNC Investment Corp. (b)	58,732	608
Alerus Financial Corp.	1,996	47
AllianceBernstein Holding, LP	10,966	377
Ally Financial, Inc.	34,666	848
Amalgamated Financial Corp.	1,881	43
Amerant Bancorp, Inc.	2,607	70
American Equity Investment Life Holding Co.	9,747	445
American Financial Group, Inc.	8,989	1,234
American National Bankshares, Inc.	1,162	43
Ameris Bancorp	7,400	349

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
AMERISAFE, Inc.	2,145	$111
Ames National Corp.	1,000	24
Angel Oak Mortgage, Inc. (b)	2,745	13
Annaly Capital Management, Inc.	48,924	1,031
Apollo Commercial Real Estate Finance, Inc.	15,797	170
Apollo Global Management, Inc.	48,602	3,100
Arbor Realty Trust, Inc.	18,555	245
Ares Capital Corp. (b)	56,790	1,049
Ares Commercial Real Estate Corp.	5,808	60
Ares Management Corp. Class A	15,419	1,055
Argo Group International Holdings Ltd.	3,696	96
Arlington Asset Investment Corp. Class A (a)	2,918	9
ARMOUR Residential REIT, Inc. (b)	14,847	84
Arrow Financial Corp.	1,799	61
Artisan Partners Asset Management, Inc. Class A	7,421	220
Ashford, Inc. (a)	198	3
AssetMark Financial Holdings, Inc. (a)	2,430	56
Associated Banc-Corp.	16,547	382
Associated Capital Group, Inc. Class A	339	14
Assured Guaranty Ltd.	6,608	411
Atlantic Union Bankshares Corp.	8,393	295
Atlanticus Holdings Corp. (a)	493	13
Axis Capital Holdings Ltd.	8,647	468
Axos Financial, Inc. (a)	6,058	232
Bain Capital Specialty Finance, Inc.	7,254	86
Banc of California, Inc.	6,213	99
BancFirst Corp.	2,009	177
Bank of Hawaii Corp.	4,469	347
Bank of Marin Bancorp	1,618	53
Bank OZK	12,970	520
Bank7 Corp.	423	11
Bankfinancial Corp.	1,329	14
BankUnited, Inc.	8,755	297
Bankwell Financial Group, Inc.	634	19
Banner Corp.	3,803	240
Bar Harbor Bankshares	1,673	54
Barings BDC, Inc. (b)	12,396	101
BayCom Corp.	1,438	27
Bayfirst Financial Corp.	393	7
BCB Bancorp, Inc.	1,735	31
Berkshire Hathaway, Inc. Class A (a)	40	18,748
Berkshire Hills Bancorp, Inc.	5,028	150
BGC Partners, Inc. Class A	33,069	125
BlackRock Capital Investment Corp.	8,224	30
BlackRock TCP Capital Corp.	6,491	84
Blackstone Mortgage Trust, Inc. Class A	18,361	389
Blackstone, Inc.	78,838	5,849
Blucora, Inc. (a)	5,202	133
Blue Foundry Bancorp (a)	2,870	37
Blue Owl Capital, Inc.	45,344	481

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Blue Ridge Bankshares, Inc.	1,749	$22
BOK Financial Corp.	3,309	343
Bread Financial Holdings, Inc.	5,601	211
Bridge Investment Group Holdings, Inc. Class A	3,075	37
Bridgewater Bancshares, Inc. (a)	2,254	40
Bright Health Group, Inc. (a)	7,866	5
Brighthouse Financial, Inc. (a)	8,069	414
Brightsphere Investment Group, Inc.	4,655	96
BrightSpire Capital, Inc.	10,392	65
Broadmark Realty Capital, Inc.	14,476	52
Broadway Financial Corp. (a)	4,146	4
Brookline Bancorp, Inc.	8,442	119
BRP Group, Inc. Class A (a)	6,701	168
Business First Bancshares, Inc.	2,678	59
Byline Bancorp, Inc.	2,511	58
C&F Financial Corp.	375	22
Cadence Bank	20,925	516
Cambridge Bancorp Class A	858	71
Camden National Corp.	1,610	67
Cannae Holdings, Inc. (a)	8,459	175
Capital Bancorp, Inc.	988	23
Capital City Bank Group, Inc.	1,463	48
Capital Southwest Corp.	3,415	58
Capitol Federal Financial, Inc.	14,656	127
Capstar Financial Holdings, Inc.	2,092	37
Carter Bankshares, Inc. (a)	2,678	44
Catalyst Bancorp, Inc. (a)	534	7
Cathay General Bancorp	8,029	327
Central Pacific Financial Corp.	3,014	61
Central Valley Community Bancorp	1,117	24
CFSB Bancorp, Inc. (a)	318	3
Cherry Hill Mortgage Investment Corp. (b)	2,208	13
Chicago Atlantic Real Estate Finance, Inc. (b)	1,303	20
Chimera Investment Corp. (b)	25,776	142
CION Investment Corp. (b)	6,464	63
Citizens & Northern Corp.	1,670	38
Citizens, Inc. (a) (b)	5,123	11
City Holding Co.	1,619	151
Civista Bancshares, Inc.	1,662	37
Claros Mortgage Trust, Inc. (b)	14,721	217
CNA Financial Corp.	3,079	130
CNB Financial Corp. Class A	2,325	55
CNO Financial Group, Inc.	12,724	291
Coastal Financial Corp. (a)	1,176	56
Codorus Valley Bancorp, Inc.	964	23
Cohen & Steers, Inc.	2,819	182
Coinbase Global, Inc. Class A (a) (b)	17,260	611
Colony Bankcorp, Inc.	1,783	23
Columbia Banking System, Inc.	8,834	266
Columbia Financial, Inc. (a)	3,606	78

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Commerce Bancshares, Inc.	13,857	$943
Community Bank System, Inc.	6,037	380
Community Trust Bancorp, Inc.	1,971	90
ConnectOne Bancorp, Inc.	3,964	96
Consumer Portfolio Services, Inc. (a) (b)	1,042	9
Corebridge Financial, Inc.	8,784	176
Cowen, Inc. Class A	2,887	111
Crawford & Co. Class A	1,588	9
Crawford & Co. Class B	766	4
Credit Acceptance Corp. (a) (b)	865	410
Crescent Capital BDC, Inc. (b)	3,120	40
Crossfirst Bankshares, Inc. (a)	5,149	64
Cullen/Frost Bankers, Inc.	6,769	905
Curo Group Holdings Corp.	2,251	8
Customers Bancorp, Inc. (a)	3,352	95
CVB Financial Corp.	14,914	384
Diamond Hill Investment Group, Inc.	338	63
Dime Community Bancshares, Inc.	4,030	128
Donegal Group, Inc. Class A	1,639	23
Donnelley Financial Solutions, Inc. (a)	3,170	122
Dynex Capital, Inc.	4,951	63
Eagle Bancorp Montana, Inc.	830	13
Eagle Bancorp, Inc.	3,568	157
East West Bancorp, Inc.	15,833	1,043
Eastern Bankshares, Inc.	18,217	314
ECB Bancorp, Inc. (a)	1,000	16
eHealth, Inc. (a)	2,877	14
Elevate Credit, Inc. (a)	3,085	5
Ellington Financial, Inc.	6,737	83
Ellington Residential Mortgage REIT (b)	1,455	10
Employers Holdings, Inc.	2,975	128
Enact Holdings, Inc.	3,327	80
Encore Capital Group, Inc. (a)	2,629	126
Enova International, Inc. (a)	3,451	132
Enstar Group Ltd. (a)	1,433	331
Enterprise Bancorp, Inc.	1,045	37
Enterprise Financial Services Corp.	3,971	194
Equitable Holdings, Inc.	42,630	1,223
Equity Bancshares, Inc. Class A	1,589	52
Erie Indemnity Co. Class A	2,831	704
Esquire Financial Holdings, Inc.	761	33
Evans Bancorp, Inc.	594	22
Evercore, Inc.	3,998	436
EZCORP, Inc. Class A (a)	5,910	48
F&G Annuities & Life, Inc. (a)	13,335	267
FB Financial Corp.	3,991	144
Federal Agricultural Mortgage Corp. Class C	1,030	116
Federal Home Loan Mortgage Corp. (a)	73,777	26
Federal National Mortgage Association (a)	131,434	46
Federated Hermes, Inc.	9,509	345

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Fidelity National Financial, Inc.	29,478	$1,109
Fidus Investment Corp.	2,746	52
Financial Institutions, Inc.	1,705	42
Finward Bancorp	468	17
First American Financial Corp.	11,230	588
First Bancorp, Inc.	1,064	32
First Bancorp/Puerto Rico	20,695	263
First Bancorp/Southern Pines NC	3,969	170
First Busey Corp.	5,765	142
First Citizens BancShares, Inc. Class A	1,134	860
First Commonwealth Financial Corp.	10,386	145
First Community Bankshares, Inc.	1,621	55
First Eagle Alternative Capital BDC, Inc.	3,090	13
First Financial Bancorp	10,552	256
First Financial Bankshares, Inc.	14,560	501
First Financial Corp. Class A	1,283	59
First Hawaiian, Inc.	14,348	374
First Horizon Corp.	59,683	1,462
First Internet Bancorp	982	24
First Interstate BancSystem, Inc. Class A	9,820	380
First Merchants Corp.	6,617	272
First United Corp.	710	14
First Western Financial, Inc. (a)	851	24
FirstCash Holdings, Inc.	4,271	371
Five Star Bancorp	1,037	28
Flushing Financial Corp.	3,199	62
FNB Corp.	39,010	509
Focus Financial Partners, Inc. Class A (a)	6,537	244
Forge Global Holdings, Inc. (a) (b)	12,452	22
Franklin BSP Realty Trust, Inc. (b)	9,508	123
FS KKR Capital Corp.	31,911	558
Fulton Financial Corp.	18,804	316
FVCBankcorp, Inc. (a)	1,253	24
GCM Grosvenor, Inc. Class A (b)	4,676	36
Genworth Financial, Inc. (a)	56,024	296
German American Bancorp, Inc.	3,145	117
Glacier Bancorp, Inc.	12,571	621
Gladstone Capital Corp. (b)	3,738	36
Gladstone Investment Corp. (b)	3,655	47
Global Indemnity Group LLC Class A	882	21
GoHealth, Inc. Class A (a) (b)	860	9
Goldman Sachs BDC, Inc.	11,455	157
Golub Capital BDC, Inc.	18,813	248
Goosehead Insurance, Inc. Class A (a)	2,285	78
Granite Point Mortgage Trust, Inc.	5,823	31
Great Ajax Corp.	2,374	17
Great Southern Bancorp, Inc. Class A	1,063	63
Green Dot Corp. Class A (a)	5,856	93
Greenhill & Co., Inc.	1,381	14
Guaranty Bancshares, Inc.	946	33

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Guild Holdings Co. Class A (a)	1,306	$13
Hagerty, Inc. Class A (a) (b)	8,235	69
Hamilton Lane, Inc. Class A	3,936	251
Hancock Whitney Corp.	9,631	466
Hanmi Financial Corp.	3,425	85
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	9,746	282
HarborOne Bancorp, Inc.	5,011	70
HBT Financial, Inc.	1,078	21
HCI Group, Inc. (b)	821	32
Heartland Financial USA, Inc.	4,431	207
Hercules Capital, Inc. (b)	14,296	189
Heritage Commerce Corp.	6,610	86
Heritage Financial Corp.	3,904	120
Heritage Insurance Holdings, Inc.	2,292	4
Hilltop Holdings, Inc.	5,130	154
Hippo Holdings, Inc. (a) (b)	1,309	18
Home Bancorp, Inc.	811	32
Home BancShares, Inc.	21,644	493
HomeStreet, Inc.	2,018	56
Hope Bancorp, Inc.	12,882	165
Horace Mann Educators Corp.	4,595	172
Horizon Bancorp, Inc.	4,154	63
Horizon Technology Finance Corp.	2,823	33
Houlihan Lokey, Inc.	5,636	491
Independent Bank Corp.	5,157	435
Independent Bank Corp.	2,294	55
Independent Bank Group, Inc.	4,018	241
Interactive Brokers Group, Inc.	11,088	802
International Bancshares Corp.	5,934	272
Invesco Mortgage Capital, Inc.	3,748	48
Investar Holding Corp.	1,035	22
Investcorp Credit Management BDC, Inc.	1,355	5
Investors Title Co.	159	23
Jackson Financial, Inc. Class A	7,224	251
Jefferies Financial Group, Inc.	20,841	714
Katapult Holdings, Inc. (a)	4,913	5
Kearny Financial Corp.	6,814	69
Kemper Corp.	6,884	339
Kinsale Capital Group, Inc.	2,443	639
KKR & Co., Inc.	73,297	3,402
KKR Real Estate Finance Trust, Inc.	7,388	103
Ladder Capital Corp.	12,811	129
Lakeland Bancorp, Inc.	6,987	123
Lakeland Financial Corp.	2,762	202
Lazard Ltd. Class A	12,286	426
Lemonade, Inc. (a) (b)	5,321	73
LendingTree, Inc. (a)	1,233	26
Live Oak Bancshares, Inc.	3,685	111
Logan Ridge Finance Corp. (a)	280	6
LPL Financial Holdings, Inc.	8,963	1,938

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Lument Finance Trust, Inc.	4,149	$8
Luther Burbank Corp.	2,782	31
Macatawa Bank Corp.	3,149	35
Magyar Bancorp, Inc.	701	9
Maiden Holdings Ltd. (a)	8,508	18
Main Street Capital Corp. (b)	8,094	299
Markel Corp. (a)	1,509	1,988
MBIA, Inc. (a)	5,421	70
Medallion Financial Corp.	2,036	15
Mercantile Bank Corp.	1,656	55
Merchants Bancorp	1,712	42
Mercury General Corp.	3,016	103
Metropolitan Bank Holding Corp. (a)	1,129	66
MFA Financial, Inc.	10,282	101
MGIC Investment Corp.	34,094	443
MidCap Financial Investment Corp.	6,848	78
Midland States Bancorp, Inc.	2,379	63
Midwest Holding, Inc. (a)	327	4
MidWestOne Financial Group, Inc.	1,613	51
Moelis & Co. Class A	7,199	276
Moneylion, Inc. (a)	10,647	7
Monroe Capital Corp.	2,385	20
Morningstar, Inc.	2,845	616
MVB Financial Corp.	1,235	27
National Bank Holdings Corp. Class A	4,181	176
National Bankshares, Inc.	658	26
National Western Life Group, Inc. Class A	253	71
Navient Corp.	15,458	254
NBT Bancorp, Inc.	4,716	205
Nelnet, Inc. Class A	1,476	134
NerdWallet, Inc. Class A (a) (b)	3,149	30
New Mountain Finance Corp.	9,945	123
New York Community Bancorp, Inc.	74,890	644
New York Mortgage Trust, Inc.	42,440	109
Newtek Business Services Corp.	2,626	43
Nexpoint Real Estate Finance, Inc.	1,629	26
NI Holdings, Inc. (a)	815	11
Nicholas Financial, Inc. (a)	754	5
NMI Holdings, Inc. Class A (a)	9,421	197
Northeast Community Bancorp, Inc.	1,650	25
Northfield Bancorp, Inc.	4,835	76
Northrim Bancorp, Inc.	625	34
Northwest Bancshares, Inc.	13,679	191
Norwood Financial Corp.	825	28
Oaktree Specialty Lending Corp.	19,147	132
OceanFirst Financial Corp.	6,509	138
Ocwen Financial Corp. (a)	749	23
OFG Bancorp	5,289	146
OFS Capital Corp.	1,509	15
Old National Bancorp	32,909	592

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Old Republic International Corp.	32,608	$787
Old Second Bancorp, Inc.	4,653	75
OneMain Holdings, Inc.	13,926	464
OP Bancorp	1,327	15
Open Lending Corp. Class A (a)	11,890	80
Oportun Financial Corp. (a)	2,579	14
Oppenheimer Holdings, Inc. Class A	830	35
OppFi, Inc. (a) (b)	1,427	3
Orchid Island Capital, Inc. (b)	3,921	41
Origin Bancorp, Inc.	3,203	118
Oscar Health, Inc. Class A (a)	12,460	31
Owl Rock Capital Corp. (b)	42,908	496
Oxford Square Capital Corp.	5,083	16
P10, Inc. Class A	4,212	45
Pacific Premier Bancorp, Inc.	10,346	326
PacWest Bancorp	12,965	298
Palomar Holdings, Inc. (a)	2,751	124
Park National Corp.	1,789	252
Parke Bancorp, Inc.	1,149	24
Partners Bancorp	1,121	10
Pathward Financial, Inc.	3,231	139
Patriot National Bancorp, Inc. (a)	377	4
PB Bankshares, Inc. (a)	271	4
PCB Bancorp	1,358	24
PCSB Financial Corp.	1,497	28
Peapack-Gladstone Financial Corp.	1,837	68
PennantPark Floating Rate Capital Ltd.	5,043	55
Pennantpark Investment Corp.	7,201	41
PennyMac Financial Services, Inc.	5,180	293
Pennymac Mortgage Investment Trust (b)	10,176	126
Peoples Bancorp, Inc.	3,147	89
Perella Weinberg Partners	4,209	41
Phenixfin Corp.	182	6
Pinnacle Financial Partners, Inc.	8,413	617
Pioneer Bancorp, Inc. (a)	1,297	15
Piper Sandler Cos.	1,900	247
Plumas Bancorp	551	20
Ponce Financial Group, Inc. (a)	898	8
Popular, Inc.	8,343	553
Portman Ridge Finance Corp.	1,068	25
PRA Group, Inc. (a)	4,291	145
Preferred Bank	1,556	116
Premier Financial Corp.	3,956	107
Primerica, Inc.	4,208	597
Primis Financial Corp.	2,378	28
ProAssurance Corp.	6,063	106
PROG Holdings, Inc. (a)	5,613	95
Prospect Capital Corp. (b)	32,044	224
Prosperity Bancshares, Inc.	9,938	722
Provident Bancorp, Inc.	1,649	12

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Provident Financial Holdings, Inc.	668	$9
Provident Financial Services, Inc.	7,774	166
QCR Holdings, Inc.	1,860	92
Radian Group, Inc.	18,158	346
RBB Bancorp	1,770	37
Ready Capital Corp.	12,854	143
Red River Bancshares, Inc.	538	27
Redwood Trust, Inc.	13,119	89
Regional Management Corp.	1,000	28
Reinsurance Group of America, Inc.	7,605	1,081
RenaissanceRe Holdings Ltd.	4,861	896
Renasant Corp.	6,159	231
Republic Bancorp, Inc. Class A	958	39
Republic First Bancorp, Inc. (a)	4,993	11
Rithm Capital Corp.	52,455	429
RLI Corp.	4,531	595
Robinhood Markets, Inc. Class A (a)	47,818	389
Rocket Cos., Inc. Class A (b)	11,664	82
Root, Inc. Class A (a) (b)	651	3
Runway Growth Finance Corp.	4,302	50
Ryan Specialty Holdings, Inc. (a)	9,509	395
S&T Bancorp, Inc.	4,372	149
Sachem Capital Corp. (b)	4,154	14
Safeguard Scientifics, Inc. (a)	1,618	5
Safety Insurance Group, Inc.	1,589	134
Salisbury Bancorp, Inc.	591	19
Sandy Spring Bancorp, Inc.	4,915	173
Saratoga Investment Corp.	1,007	26
Sculptor Capital Management, Inc.	1,834	16
Seacoast Banking Corp. of Florida	6,831	213
Security National Financial Corp. Class A (a)	1,296	9
SEI Investments Co.	12,609	735
Selective Insurance Group, Inc.	6,710	595
Selectquote, Inc. (a)	14,371	10
ServisFirst Bancshares, Inc.	5,547	382
Seven Hills Realty Trust	1,528	14
Shore Bancshares, Inc.	2,073	36
Siebert Financial Corp. (a)	1,322	2
Sierra Bancorp	1,541	33
Silvercrest Asset Management Group, Inc. Class A	1,114	21
Silvergate Capital Corp. Class A (a) (b)	3,485	61
Simmons First National Corp. Class A	14,532	314
SiriusPoint Ltd. (a)	762	7
Sixth Street Specialty Lending, Inc.	9,192	164
SLM Corp.	27,960	464
SoFi Technologies, Inc. (a) (b)	80,606	372
Solar Capital Ltd.	5,905	82
South Plains Financial, Inc.	1,163	32
Southern First Bancshares, Inc. (a)	853	39
Southern Missouri Bancorp, Inc.	869	40
See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Southern States Bancshares, Inc.	700	$20
Southside Bancshares, Inc.	3,461	125
SouthState Corp.	8,502	649
Starwood Property Trust, Inc.	33,091	607
Stellar Bancorp, Inc.	5,045	149
Stellus Capital Investment Corp.	2,085	28
StepStone Group, Inc. Class A	5,435	137
Sterling Bancorp (a)	1,788	11
Stewart Information Services Corp.	3,015	129
Stifel Financial Corp.	11,685	682
Stock Yards Bancorp, Inc.	3,186	207
StoneX Group, Inc. (a)	1,955	186
Summit Financial Group, Inc.	1,175	29
Sunlight Financial Holdings, Inc. (a) (b)	3,910	5
Suro Capital Corp.	3,270	12
Synovus Financial Corp.	16,333	613
TC Bancshares, Inc.	495	7
TCG BDC, Inc.	5,238	75
Territorial Bancorp, Inc.	869	21
Texas Capital Bancshares, Inc. (a)	5,605	338
TFS Financial Corp.	5,732	83
The Bancorp, Inc. (a)	5,648	160
The Bank of Princeton	648	21
The Carlyle Group, Inc.	21,734	649
The First of Long Island Corp.	2,490	45
The Hanover Insurance Group, Inc.	4,004	541
Third Coast Bancshares, Inc. (a)	1,229	23
Tompkins Financial Corp.	1,431	111
Towne Bank	7,593	234
TPG RE Finance Trust, Inc.	6,852	46
TPG, Inc. (b)	6,928	193
Tradeweb Markets, Inc. Class A	12,077	784
Trean Insurance Group, Inc. (a)	2,034	12
TriCo Bancshares	3,482	178
Trinity Capital, Inc. (b)	3,693	40
TriplePoint Venture Growth BDC Corp.	3,913	41
Triumph Financial, Inc. (a)	2,610	128
Trupanion, Inc. (a) (b)	3,792	180
TrustCo Bank Corp.	2,106	79
Trustmark Corp.	6,321	221
Two Harbors Investment Corp. (b)	9,675	153
U.S. Global Investors, Inc. Class A	1,389	4
UMB Financial Corp.	5,099	426
Umpqua Holdings Corp.	24,387	435
United Bankshares, Inc.	14,970	606
United Community Banks, Inc.	11,917	403
United Fire Group, Inc.	2,744	75
Unity Bancorp, Inc.	835	23
Universal Insurance Holdings, Inc.	3,137	33
Univest Financial Corp.	3,265	85

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Unum Group	22,471	$922
Upstart Holdings, Inc. (a) (b)	7,848	104
USCB Financial Holdings, Inc. (a)	1,248	15
UWM Holdings Corp. (b)	9,351	31
Valley National Bancorp	48,271	546
Value Line, Inc.	97	5
Veritex Holdings, Inc.	5,942	167
Victory Capital Holdings, Inc. Class A (c)	3,343	90
Virtu Financial, Inc. Class A	11,227	229
Virtus Investment Partners, Inc.	768	147
Voya Financial, Inc.	11,002	676
Walker & Dunlop, Inc.	3,486	274
Washington Federal, Inc.	7,266	244
Washington Trust Bancorp, Inc.	1,910	90
Webster Financial Corp.	19,756	935
WesBanco, Inc.	6,573	243
West Bancorp, Inc.	1,681	43
Westamerica Bancorp	2,932	173
Western Alliance Bancorp	11,920	710
Western Asset Mortgage Capital Corp.	672	6
Western New England Bancorp, Inc.	2,203	21
Westwood Holdings Group, Inc.	787	9
White Mountains Insurance Group Ltd.	284	402
WhiteHorse Finance, Inc.	1,952	25
William Penn Bancorp	1,447	18
Wintrust Financial Corp.	6,755	571
WisdomTree, Inc.	12,477	68
World Acceptance Corp. (a)	606	40
WSFS Financial Corp.	7,136	324
		125,425
Health Care (12.8%):
10X Genomics, Inc. Class A (a)	9,708	354
1Life Healthcare, Inc. (a)	19,945	333
2seventy bio, Inc. (a)	3,954	37
4D Molecular Therapeutics, Inc. (a)	3,234	72
89bio, Inc. (a) (b)	4,437	57
9 Meters BioPharma, Inc. (a)	1,441	2
Aadi Bioscience, Inc. (a)	1,910	25
Abeona Therapeutics, Inc. (a)	1,891	6
Absci Corp. (a) (b)	6,638	14
Acadia Healthcare Co., Inc. (a)	10,104	832
ACADIA Pharmaceuticals, Inc. (a)	18,001	287
Accelerate Diagnostics, Inc. (a)	7,982	6
Accolade, Inc. (a)	7,193	56
Accuray, Inc. (a) (b)	10,081	21
AcelRx Pharmaceuticals, Inc. (a) (b)	819	2
Acer Therapeutics, Inc. (a)	1,556	4
Achieve Life Sciences, Inc. (a)	694	2
Aclaris Therapeutics, Inc. (a)	5,902	93
Acrivon Therapeutics, Inc. (a)	1,515	17

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Acumen Pharmaceuticals, Inc. (a) (b)	2,758	$15
Acurx Pharmaceuticals, Inc. (a)	1,037	4
Acutus Medical, Inc. (a)	2,906	3
Adamis Pharmaceuticals Corp. (a)	16,852	3
AdaptHealth Corp. (a)	8,396	161
Adaptive Biotechnologies Corp. (a)	15,891	121
Addus HomeCare Corp. (a)	1,788	178
Adicet Bio, Inc. (a)	3,307	30
Adverum Biotechnologies, Inc. (a)	10,259	6
Aeglea BioTherapeutics, Inc. (a)	5,693	3
Aerovate Therapeutics, Inc. (a) (b)	1,887	55
Agenus, Inc. (a)	28,923	69
Agilon Health, Inc. (a)	23,785	384
Agios Pharmaceuticals, Inc. (a)	6,159	173
AIM ImmunoTech, Inc. (a)	5,399	2
AirSculpt Technologies, Inc.	758	3
Akebia Therapeutics, Inc. (a) (b)	19,822	11
Akero Therapeutics, Inc. (a)	4,087	224
Akili, Inc. (a) (b)	4,421	5
Albireo Pharma, Inc. (a)	2,070	45
Aldeyra Therapeutics, Inc. (a)	6,354	44
Alector, Inc. (a)	6,840	63
Alignment Healthcare, Inc. (a)	10,626	125
Aligos Therapeutics, Inc. (a)	3,066	3
Alimera Sciences, Inc. (a)	603	2
Alkermes PLC (a)	18,455	482
Allakos, Inc. (a)	5,318	45
Allogene Therapeutics, Inc. (a)	8,977	56
Allovir, Inc. (a)	4,124	21
Alnylam Pharmaceuticals, Inc. (a)	13,486	3,205
Alpha Teknova, Inc. (a)	797	5
Alphatec Holdings, Inc. (a)	7,245	89
Alpine Immune Sciences, Inc. (a)	3,074	23
Altimmune, Inc. (a) (b)	5,453	90
ALX Oncology Holdings, Inc. (a)	2,081	23
Alzamend Neuro, Inc. (a)	3,359	2
Amedisys, Inc. (a)	3,608	301
American Well Corp. Class A (a)	22,939	65
Amicus Therapeutics, Inc. (a)	30,879	377
AMN Healthcare Services, Inc. (a)	4,862	500
Amneal Pharmaceuticals, Inc. (a)	10,998	22
Amphastar Pharmaceuticals, Inc. (a)	4,228	118
Amylyx Pharmaceuticals, Inc. (a)	4,662	172
An2 Therapeutics, Inc. (a) (b)	1,299	12
AnaptysBio, Inc. (a)	2,820	87
AngioDynamics, Inc. (a)	4,290	59
Angion Biomedica Corp. (a)	2,256	2
ANI Pharmaceuticals, Inc. (a)	1,424	57
Anika Therapeutics, Inc. (a)	1,624	48
Anixa Biosciences, Inc. (a)	3,306	14

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Annexon, Inc. (a)	4,053	$21
Annovis Bio, Inc. (a) (b)	639	9
Apellis Pharmaceuticals, Inc. (a)	10,349	535
Apexigen, Inc. (a)	2,191	2
Apollo Endosurgery, Inc. (a)	4,111	41
Apollo Medical Holdings, Inc. (a)	4,764	141
Applied Molecular Transport, Inc. (a)	2,870	1
Applied Therapeutics, Inc. (a)	3,814	3
Aprea Therapeutics, Inc. (a)	5,594	2
Apyx Medical Corp. (a)	3,414	8
AquaBounty Technologies, Inc. (a)	7,344	6
Aquestive Therapeutics, Inc. (a)	5,752	5
ARCA biopharma, Inc. (a) (b)	1,619	4
Arcellx, Inc. (a)	2,435	75
Arcus Biosciences, Inc. (a)	5,078	105
Arcutis Biotherapeutics, Inc. (a)	4,713	70
Ardelyx, Inc. (a)	20,424	58
Aridis Pharmaceuticals, Inc. (a)	2,078	2
Arrowhead Pharmaceuticals, Inc. (a)	11,533	468
ARS Pharmaceuticals, Inc. (a)	3,601	31
Artivion, Inc. (a)	4,347	53
Arvinas, Inc. (a)	5,193	178
Asensus Surgical, Inc. (a) (b)	26,328	9
Aspira Women's Health, Inc. (a)	7,759	3
Assembly Biosciences, Inc. (a)	5,167	7
Assertio Holdings, Inc. (a)	5,304	23
Astria Therapeutics, Inc. (a)	1,780	27
Atara Biotherapeutics, Inc. (a)	10,281	34
Atea Pharmaceuticals, Inc. (a)	8,315	40
Athenex, Inc. (a)	16,972	3
Athira Pharma, Inc. (a)	4,077	13
ATI Physical Therapy, Inc. (a)	8,228	3
Atossa Therapeutics, Inc. (a)	14,371	8
Atreca, Inc. Class A (a)	3,220	3
AtriCure, Inc. (a)	5,111	227
Atrion Corp.	154	86
aTyr Pharma, Inc. (a)	2,989	7
Aura Biosciences, Inc. (a)	2,495	26
Avalo Therapeutics, Inc. (a)	972	5
Avanos Medical, Inc. (a)	5,170	140
Avantor, Inc. (a)	74,203	1,565
Aveanna Healthcare Holdings, Inc. (a)	5,486	4
AVEO Pharmaceuticals, Inc. (a)	3,457	52
Avid Bioservices, Inc. (a)	6,985	96
Avidity Biosciences, Inc. (a)	5,324	118
Avrobio, Inc. (a)	4,166	3
Axcella Health, Inc. (a)	3,256	1
Axogen, Inc. (a)	4,559	46
Axonics, Inc. (a)	5,490	343
Axsome Therapeutics, Inc. (a)	3,659	282

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Azenta, Inc. (a)	8,344	$486
Beam Therapeutics, Inc. (a)	6,228	244
Berkeley Lights, Inc. (a)	6,200	17
Beyond Air, Inc. (a) (b)	2,849	19
BioAtla, Inc. (a) (b)	4,242	35
BioCryst Pharmaceuticals, Inc. (a)	20,681	237
Biodesix, Inc. (a)	2,890	7
Biohaven Ltd (a)	6,575	91
BioLife Solutions, Inc. (a)	4,449	81
BioMarin Pharmaceutical, Inc. (a)	20,629	2,135
Biomea Fusion, Inc. (a) (b)	2,626	22
Biomerica, Inc. (a)	1,261	4
BioNano Genomics, Inc. (a) (b)	32,270	47
Biote Corp. (a)	975	4
Bioventus, Inc. Class A (a)	3,289	9
Bioxcel Therapeutics, Inc. (a) (b)	2,163	46
Black Diamond Therapeutics, Inc. (a)	2,598	5
bluebird bio, Inc. (a)	8,578	59
Blueprint Medicines Corp. (a)	6,574	288
Bolt Biotherapeutics, Inc. (a) (b)	2,392	3
Bridgebio Pharma, Inc. (a)	11,946	91
Bright Green Corp. (a)	5,958	3
Brookdale Senior Living, Inc. (a)	20,563	56
Bruker Corp.	11,264	770
Butterfly Network, Inc. (a) (b)	16,111	40
C4 Therapeutics, Inc. (a)	4,330	26
Cabaletta Bio, Inc. (a) (b)	3,062	28
Candel Therapeutics, Inc. (a)	1,115	2
Capital Senior Living Corp. (a)	650	8
Capricor Therapeutics, Inc. (a)	2,680	10
Cara Therapeutics, Inc. (a)	4,756	51
Cardiff Oncology, Inc. (a)	4,574	6
Cardiovascular Systems, Inc. (a)	4,510	61
CareCloud, Inc. (a)	1,095	3
CareDx, Inc. (a)	5,946	68
CareMax, Inc. (a)	4,860	18
Caribou Biosciences, Inc. (a)	5,731	36
CASI Pharmaceuticals, Inc. (a)	1,482	3
Cassava Sciences, Inc. (a) (b)	4,278	126
Castle Biosciences, Inc. (a)	2,686	63
Catalyst Pharmaceuticals, Inc. (a)	10,732	200
Celcuity, Inc. (a)	746	10
Celldex Therapeutics, Inc. (a)	5,096	227
Cellectar Biosciences, Inc. (a)	1,012	2
CEL-SCI Corp. (a) (b)	4,725	11
Celularity, Inc. (a) (b)	6,254	8
Century Therapeutics, Inc. (a) (b)	2,740	14
Cerevel Therapeutics Holdings, Inc. (a)	7,601	240
Certara, Inc. (a)	11,433	184
Cerus Corp. (a)	19,495	71

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Champions Oncology, Inc. (a)	614	$3
Checkpoint Therapeutics, Inc. (a)	834	4
Chemed Corp.	1,665	850
Chimerix, Inc. (a)	8,353	16
Chinook Therapeutics, Inc. (a)	5,068	133
Cidara Therapeutics, Inc. (a)	7,478	6
CinCor Pharma, Inc. (a) (b)	1,987	24
ClearPoint Neuro, Inc. (a)	2,418	20
Clearside Biomedical, Inc. (a)	5,465	6
Clever Leaves Holdings, Inc. (a)	4,020	1
Clover Health Investments Corp. (a)	37,841	35
Cocrystal Pharma, Inc. (a)	878	2
Codexis, Inc. (a)	7,210	34
Co-Diagnostics, Inc. (a) (b)	3,834	10
Codiak Biosciences, Inc. (a)	2,717	1
Cogent Biosciences, Inc. (a)	6,194	72
Cognition Therapeutics, Inc. (a)	2,071	4
Coherus Biosciences, Inc. (a)	8,292	66
Collegium Pharmaceutical, Inc. (a)	3,718	86
Community Health Systems, Inc.	14,219	61
Computer Programs and Systems, Inc. (a)	1,584	43
Concert Pharmaceuticals, Inc. (a)	5,168	30
Conformis, Inc. (a)	819	3
CONMED Corp.	3,423	303
Corcept Therapeutics, Inc. (a)	10,454	212
CorVel Corp. (a)	1,047	152
Corvus Pharmaceuticals, Inc. (a) (b)	3,910	3
Crinetics Pharmaceuticals, Inc. (a)	4,880	89
Cross Country Healthcare, Inc. (a)	4,079	108
CryoPort, Inc. (a)	5,338	93
CTI BioPharma Corp. (a) (b)	13,537	81
Cue BioPharma, Inc. (a)	3,775	11
Cue Health, Inc. (a) (b)	9,915	21
Cullinan Oncology, Inc. (a)	3,261	34
Cumberland Pharmaceuticals, Inc. (a)	915	2
Curis, Inc. (a)	9,899	5
Cutera, Inc. (a)	2,133	94
CVRx, Inc. (a)	1,028	19
Cyclerion Therapeutics, Inc. (a)	4,589	3
Cyteir Therapeutics, Inc. (a)	1,849	3
Cytek Biosciences, Inc. (a)	9,642	98
Cytokinetics, Inc. (a)	10,044	460
CytomX Therapeutics, Inc. (a)	7,111	11
CytoSorbents Corp. (a)	4,352	7
Dare Bioscience, Inc. (a)	9,434	8
Day One Biopharmaceuticals, Inc. (a)	4,508	97
Decibel Therapeutics, Inc. (a) (b)	1,388	3
Deciphera Pharmaceuticals, Inc. (a)	5,309	87
Definitive Healthcare Corp. (a)	3,936	43
Delcath Systems, Inc. (a)	956	3

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Denali Therapeutics, Inc. (a)	13,256	$369
Design Therapeutics, Inc. (a)	3,547	36
DICE Therapeutics, Inc. (a) (b)	4,328	135
Disc Medicine, Inc. (a)	231	5
DocGo, Inc. (a)	8,828	62
Dominari Holdings, Inc. (a) (b)	566	2
Doximity, Inc. Class A (a)	10,532	353
Durect Corp. (a)	2,533	9
Dynavax Technologies Corp. (a)	13,636	145
Dyne Therapeutics, Inc. (a)	3,114	36
Eagle Pharmaceuticals, Inc. (a)	1,312	38
Eargo, Inc. (a)	28,486	16
Edgewise Therapeutics, Inc. (a)	4,592	41
Editas Medicine, Inc. (a)	7,723	69
Eiger Biopharmaceuticals, Inc. (a)	4,641	5
Elanco Animal Health, Inc. (a)	53,808	658
Electrocore, Inc. (a)	6,861	2
Electromed, Inc. (a)	693	7
Eledon Pharmaceuticals, Inc. (a)	1,561	4
Embecta Corp.	6,498	164
Emergent BioSolutions, Inc. (a)	4,640	55
Enanta Pharmaceuticals, Inc. (a)	2,187	102
Encompass Health Corp.	11,097	664
Enhabit, Inc. (a)	5,575	73
Enovis Corp. (a)	5,406	289
Entrada Therapeutics, Inc. (a) (b)	1,887	26
Envista Holdings Corp. (a)	18,358	618
enVVeno Medical Corp. (a)	1,032	5
Enzo Biochem, Inc. (a)	4,202	6
EQRx, Inc. (a) (b)	26,054	64
Equillium, Inc. (a)	1,988	2
Erasca, Inc. (a)	7,347	32
Esperion Therapeutics, Inc. (a)	8,279	52
Establishment Labs Holdings, Inc. (a)	2,369	156
Eton Pharmaceuticals, Inc. (a)	2,498	7
Evelo Biosciences, Inc. (a) (b)	6,128	10
Evolent Health, Inc. Class A (a)	10,910	306
Evolus, Inc. (a)	4,138	31
Exact Sciences Corp. (a)	19,883	984
Exagen, Inc. (a)	1,052	3
Exelixis, Inc. (a)	35,795	574
Eyenovia, Inc. (a)	2,951	5
EyePoint Pharmaceuticals, Inc. (a) (b)	2,939	10
Fate Therapeutics, Inc. (a)	10,348	104
Fennec Pharmaceuticals, Inc. (a)	2,426	23
FibroGen, Inc. (a)	9,788	157
Figs, Inc. Class A (a)	14,239	96
Five Star Senior Living, Inc. (a)	3,590	2
Fluidigm Corp. (a)	8,748	10
Foghorn Therapeutics, Inc. (a)	2,032	13

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
FONAR Corp. (a)	714	$12
Forian, Inc. (a)	2,254	6
Forte Biosciences, Inc. (a)	1,962	2
Fortress Biotech, Inc. (a)	9,122	6
Frequency Therapeutics, Inc. (a)	3,682	14
F-Star Therapeutics, Inc. (a)	2,058	13
Fulcrum Therapeutics, Inc. (a)	4,709	34
Fulgent Genetics, Inc. (a)	2,336	70
G1 Therapeutics, Inc. (a) (b)	4,882	27
Gain Therapeutics, Inc. (a)	1,227	4
Galectin Therapeutics, Inc. (a)	4,853	6
Galera Therapeutics, Inc. (a)	2,070	3
Generation Bio Co. (a)	5,425	21
Genprex, Inc. (a) (b)	5,123	7
Geron Corp. (a)	37,734	91
Glaukos Corp. (a)	5,186	227
Globus Medical, Inc. (a)	8,697	646
GlycoMimetics, Inc. (a)	4,760	14
GoodRx Holdings, Inc. Class A (a)	7,663	36
Gossamer Bio, Inc. (a) (b)	8,211	18
Graphite Bio, Inc. (a)	3,039	10
Great Elm Group, Inc. (a)	2,815	6
Greenlight Biosciences Holdings PBC (a) (b)	9,460	11
Greenwich Lifesciences, Inc. (a)	408	6
Gritstone bio, Inc. (a)	8,137	28
Guardant Health, Inc. (a)	10,905	297
Haemonetics Corp. (a)	5,766	454
Halozyme Therapeutics, Inc. (a)	15,481	881
Harmony Biosciences Holdings, Inc. (a)	3,559	196
Harrow Health, Inc. (a)	2,765	41
Harvard Bioscience, Inc. (a)	4,111	11
HCW Biologics, Inc. (a)	1,708	3
Health Catalyst, Inc. (a)	6,024	64
HealthEquity, Inc. (a)	9,306	574
HealthStream, Inc. (a)	2,741	68
Heat Biologics, Inc. (a)	2,767	2
Heron Therapeutics, Inc. (a) (b)	13,358	33
Heska Corp. (a)	1,154	72
HilleVax, Inc. (a) (b)	1,631	27
Homology Medicines, Inc. (a)	4,625	6
Hookipa Pharma, Inc. (a)	4,807	4
Horizon Therapeutics PLC (a)	25,624	2,916
Humacyte, Inc. (a) (b)	5,728	12
Hyperfine, Inc. (a) (b)	5,030	4
iCAD, Inc. (a)	2,674	5
Icosavax, Inc. (a)	2,852	23
ICU Medical, Inc. (a)	2,278	359
Ideaya Biosciences, Inc. (a)	4,587	83
IGM Biosciences, Inc. (a) (b)	1,973	34
Ikena Oncology, Inc. (a)	2,222	6

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Imago Biosciences, Inc. (a)	2,259	$81
IMARA, Inc. (a) (b)	1,789	7
ImmuCell Corp. (a)	624	4
Immuneering Corp. Class A (a) (b)	2,187	11
Immunic, Inc. (a) (b)	3,565	5
ImmunityBio, Inc. (a) (b)	9,541	48
ImmunoGen, Inc. (a)	24,799	123
Immunome, Inc. (a)	1,087	2
Immunovant, Inc. (a)	5,864	104
Impel Neuropharma, Inc. (a)	1,158	4
IN8bio, Inc. (a)	1,001	2
Inari Medical, Inc. (a)	5,150	327
Infinity Pharmaceuticals, Inc. (a)	9,930	6
Infusystem Holdings, Inc. (a)	2,067	18
Inhibrx, Inc. (a)	3,410	84
Inmune Bio, Inc. (a)	1,324	8
Innovage Holding Corp. (a)	2,000	14
Innoviva, Inc. (a)	7,832	104
Inogen, Inc. (a)	2,465	49
Inotiv, Inc. (a)	2,178	11
Inovio Pharmaceuticals, Inc. (a)	27,739	43
Inozyme Pharma, Inc. (a)	2,643	3
Insmed, Inc. (a)	15,068	301
Inspire Medical Systems, Inc. (a)	3,185	802
Instil Bio, Inc. (a)	7,065	4
Insulet Corp. (a)	7,798	2,296
Integer Holdings Corp. (a)	3,722	255
Integra LifeSciences Holdings Corp. (a)	8,245	462
Intellia Therapeutics, Inc. (a)	8,996	314
Intercept Pharmaceuticals, Inc. (a)	3,995	49
Intra-Cellular Therapies, Inc. (a)	9,750	516
Invitae Corp. (a) (b)	26,167	49
Invivyd, Inc. (a) (b)	4,076	6
Ionis Pharmaceuticals, Inc. (a)	15,787	596
Iovance Biotherapeutics, Inc. (a)	16,297	104
iRadimed Corp.	813	23
iRhythm Technologies, Inc. (a)	3,340	313
IRIDEX Corp. (a)	1,651	3
Ironwood Pharmaceuticals, Inc. (a)	16,869	209
IsoPlexis Corp. (a)	1,476	2
IsoRay, Inc. (a)	15,959	4
iTeos Therapeutics, Inc. (a)	3,270	64
IVERIC bio, Inc. (a)	14,608	313
Janux Therapeutics, Inc. (a) (b)	2,506	33
Jounce Therapeutics, Inc. (a)	4,517	5
KalVista Pharmaceuticals, Inc. (a)	2,373	16
Karuna Therapeutics, Inc. (a)	2,884	567
Keros Therapeutics, Inc. (a)	2,094	101
Kezar Life Sciences, Inc. (a)	6,595	46
Kiniksa Pharmaceuticals Ltd. Class A (a)	3,756	56

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Kinnate Biopharma, Inc. (a) (b)	2,456	$15
Kodiak Sciences, Inc. (a)	5,552	40
Kronos Bio, Inc. (a)	4,446	7
Krystal Biotech, Inc. (a)	2,214	175
Kura Oncology, Inc. (a)	7,212	90
Kymera Therapeutics, Inc. (a)	4,781	119
Lannett Co., Inc. (a)	3,705	2
Lantern Pharma, Inc. (a)	897	5
Lantheus Holdings, Inc. (a)	7,568	386
Larimar Therapeutics, Inc. (a)	4,812	20
Leap Therapeutics, Inc. (a)	9,103	4
LeMaitre Vascular, Inc.	2,193	101
LENSAR, Inc. (a)	1,163	3
Lexicon Pharmaceuticals, Inc. (a)	20,423	39
LHC Group, Inc. (a)	3,345	541
LifeStance Health Group, Inc. (a) (b)	7,685	38
Ligand Pharmaceuticals, Inc. (a)	1,820	122
Lineage Cell Therapeutics, Inc. (a) (b)	19,073	22
Liquidia Technologies, Inc. (a) (b)	6,428	41
Lisata Therapeutics, Inc. (a)	874	2
Longboard Pharmaceuticals, Inc. (a)	1,033	3
Lumos Pharma, Inc. (a)	562	2
Lyell Immunopharma, Inc. (a) (b)	9,000	31
Lyra Therapeutics, Inc. (a) (b)	2,565	8
MacroGenics, Inc. (a)	6,766	45
Madrigal Pharmaceuticals, Inc. (a)	1,398	406
Magenta Therapeutics, Inc. (a)	4,211	2
MannKind Corp. (a) (b)	27,454	145
Maravai LifeSciences Holdings, Inc. Class A (a)	12,391	177
Marinus Pharmaceuticals, Inc. (a)	4,875	19
Marker Therapeutics, Inc. (a)	6,452	2
Masimo Corp. (a)	5,485	812
Matinas BioPharma Holdings, Inc. (a)	23,628	12
Medpace Holdings, Inc. (a)	2,779	590
MEI Pharma, Inc. (a)	13,763	3
MeiraGTx Holdings PLC (a)	3,907	25
Meridian Bioscience, Inc. (a)	4,866	162
Merit Medical Systems, Inc. (a)	6,313	446
Merrimack Pharmaceuticals, Inc. (a)	1,476	17
Mersana Therapeutics, Inc. (a)	8,822	52
Mesa Laboratories, Inc.	579	96
Microbot Medical, Inc. (a)	797	2
Minerva Neurosciences, Inc. (a)	515	1
Mirati Therapeutics, Inc. (a)	5,869	266
Miromatrix Medical, Inc. (a)	1,589	5
Mirum Pharmaceuticals, Inc. (a)	2,549	50
ModivCare, Inc. (a)	1,563	140
Molecular Templates, Inc. (a)	4,733	2
Moleculin Biotech, Inc. (a)	3,182	3
Monte Rosa Therapeutics, Inc. (a) (b)	3,393	26

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Morphic Holding, Inc. (a)	3,188	$85
Multiplan Corp. (a)	29,737	34
Mustang Bio, Inc. (a)	9,912	4
MyMD Pharmaceuticals, Inc. (a)	3,673	4
Myriad Genetics, Inc. (a)	8,785	127
NanoString Technologies, Inc. (a)	5,224	42
Natera, Inc. (a)	11,261	452
National HealthCare Corp.	1,424	85
National Research Corp.	2,158	81
Nektar Therapeutics (a)	20,844	47
Neogen Corp. (a)	24,527	374
NeoGenomics, Inc. (a)	13,420	124
Neoleukin Therapeutics, Inc. (a) (b)	3,818	2
Neurocrine Biosciences, Inc. (a)	10,637	1,271
Neuronetics, Inc. (a)	2,760	19
Nevro Corp. (a)	3,775	150
NextCure, Inc. (a)	1,858	3
NextGen Healthcare, Inc. (a)	6,253	117
NGM Biopharmaceuticals, Inc. (a)	4,452	22
Nkarta, Inc. (a) (b)	4,155	25
Northwest Biotherapeutics, Inc. (a) (b)	114,186	90
Novan, Inc. (a)	2,721	4
Novavax, Inc. (a) (b)	8,877	91
Nurix Therapeutics, Inc. (a)	4,431	49
Nutex Health, Inc. (a) (b)	34,660	66
Nuvalent, Inc. Class A (a)	4,978	148
NuVasive, Inc. (a)	5,849	241
Nuvation Bio, Inc. (a) (b)	15,533	30
Oak Street Health, Inc. (a)	12,876	277
Ocugen, Inc. (a) (b)	24,087	31
Ocular Therapeutix, Inc. (a)	8,648	24
Ocuphire Pharma, Inc. (a)	2,102	7
Olema Pharmaceuticals, Inc. (a)	3,899	10
Omega Therapeutics, Inc. (a)	2,009	11
Omeros Corp. (a) (b)	6,835	15
Omniab, Inc. (a) (d) (e)	697	—
Omniab, Inc. (a)	10,686	38
Omniab, Inc. (a) (d) (e)	697	—
Omnicell, Inc. (a)	4,926	248
Oncocyte Corp. (a)	12,519	4
Onconova Therapeutics, Inc. (a)	2,348	2
Oncternal Therapeutics, Inc. (a)	5,435	5
Opiant Pharmaceuticals, Inc. (a)	533	11
OPKO Health, Inc. (a)	47,310	59
Optinose, Inc. (a)	7,978	15
Option Care Health, Inc. (a)	17,544	528
Oragenics, Inc. (a)	12,814	1
Oramed Pharmaceuticals, Inc. (a) (b)	4,186	50
OraSure Technologies, Inc. (a)	7,912	38
Organogenesis Holdings, Inc. (a)	7,279	20

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Orgenesis, Inc. (a)	2,580	$5
ORIC Pharmaceuticals, Inc. (a)	3,459	20
Orthofix Medical, Inc. (a)	2,157	44
OrthoPediatrics Corp. (a)	1,611	64
Osmotica Pharmaceuticals PLC (a)	5,289	6
Outlook Therapeutics, Inc. (a) (b)	15,143	16
Outset Medical, Inc. (a)	5,231	135
Ovid Therapeutics, Inc. (a)	6,314	12
Owens & Minor, Inc. (a)	8,307	162
Owlet, Inc. (a)	7,399	4
Oyster Point Pharma, Inc. (a)	1,431	16
P3 Health Partners, Inc. (a) (b)	2,831	5
Pacific Biosciences of California, Inc. (a)	22,966	188
Pacira BioSciences, Inc. (a)	5,045	195
Palatin Technologies, Inc. (a)	1,177	3
Paragon 28, Inc. (a)	2,788	53
Paratek Pharmaceuticals, Inc. (a)	4,670	9
Pardes Biosciences, Inc. (a)	3,324	6
Passage Bio, Inc. (a)	3,152	4
Patterson Cos., Inc.	9,788	274
PAVmed, Inc. (a)	9,398	5
PDL BioPharma, Inc. (a) (b) (d) (e)	17,605	22
PDS Biotechnology Corp. (a) (b)	2,648	35
Pear Therapeutics, Inc. (a) (b)	6,930	8
Pediatrix Medical Group, Inc. (a)	9,286	138
Penumbra, Inc. (a)	4,085	909
PepGen, Inc. (a) (b)	2,172	29
Personalis, Inc. (a)	4,117	8
PetIQ, Inc. (a)	2,794	26
Phathom Pharmaceuticals, Inc. (a)	2,179	24
Phibro Animal Health Corp. Class A	2,285	31
Phreesia, Inc. (a)	5,604	181
Pieris Pharmaceuticals, Inc. (a)	7,178	7
Pliant Therapeutics, Inc. (a)	4,254	82
PMV Pharmaceuticals, Inc. (a)	3,469	30
Point Biopharma Global, Inc. (a) (b)	9,592	70
Poseida Therapeutics, Inc. (a)	6,230	33
Praxis Precision Medicines, Inc. (a)	4,241	10
Precigen, Inc. (a)	11,339	17
Precipio, Inc. (a)	2,477	1
Precision BioSciences, Inc. (a)	9,810	12
Predictive Oncology, Inc. (a)	8,540	3
Prelude Therapeutics, Inc. (a) (b)	1,944	12
Premier, Inc. Class A	13,266	464
Prestige Consumer Healthcare, Inc. (a)	5,591	350
Prime Medicine, Inc. (a) (b)	3,089	57
Privia Health Group, Inc. (a)	9,245	210
PROCEPT BioRobotics Corp. (a) (b)	4,656	193
Pro-Dex, Inc. (a)	279	4
Progenity, Inc. (a) (b)	18,850	3

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Progyny, Inc. (a)	9,171	$286
ProKidney Corp. (a) (b)	5,168	35
Prometheus Biosciences, Inc. (a)	3,522	387
ProPhase Labs, Inc. (b)	1,453	14
Protagonist Therapeutics, Inc. (a)	4,958	54
Protalix BioTherapeutics, Inc. (a) (b)	4,630	6
Protara Therapeutics, Inc. (a)	946	3
Provention Bio, Inc. (a) (b)	8,422	89
Psychemedics Corp.	479	2
PTC Therapeutics, Inc. (a)	7,876	301
Pulmonx Corp. (a)	3,553	30
Pulse Biosciences, Inc. (a)	1,770	5
Puma Biotechnology, Inc. (a)	4,395	19
Pyxis Oncology, Inc. (a)	2,571	3
Quanterix Corp. (a)	3,778	52
Quantum-Si, Inc. (a) (b)	10,437	19
QuidelOrtho Corp. (a)	5,623	482
Quince Therapeutics, Inc. (a) (b)	3,155	2
R1 RCM, Inc. (a)	17,490	192
RadNet, Inc. (a)	5,594	105
Rain Oncology, Inc. (a) (b)	1,886	15
Rallybio Corp. (a)	1,975	13
Rani Therapeutics Holdings, Inc. (a)	1,890	11
Rapid Micro Biosystems, Inc. Class A (a)	1,611	2
RAPT Therapeutics, Inc. (a)	3,005	60
Reata Pharmaceuticals, Inc. Class A (a)	3,262	124
Recro Pharma, Inc. (a)	5,273	8
Recursion Pharmaceuticals, Inc. Class A (a)	13,197	102
REGENXBIO, Inc. (a)	4,416	100
Regulus Therapeutics, Inc. (a)	1,682	2
Relay Therapeutics, Inc. (a)	9,604	144
Relmada Therapeutics, Inc. (a)	3,002	10
Reneo Pharmaceuticals, Inc. (a)	1,222	3
Repligen Corp. (a)	5,857	992
Replimune Group, Inc. (a)	3,525	96
Retractable Technologies, Inc. (a)	1,794	3
Revance Therapeutics, Inc. (a)	8,777	162
REVOLUTION Medicines, Inc. (a)	7,465	178
Rhythm Pharmaceuticals, Inc. (a)	5,500	160
Rigel Pharmaceuticals, Inc. (a)	19,419	29
Rocket Pharmaceuticals, Inc. (a)	8,301	162
Royalty Pharma PLC Class A	40,512	1,601
RxSight, Inc. (a)	1,725	22
SAB Biotherapeutics, Inc. (a)	3,223	2
Sage Therapeutics, Inc. (a)	5,800	221
Sana Biotechnology, Inc. (a) (b)	9,068	36
Sangamo Therapeutics, Inc. (a)	14,925	47
Sarepta Therapeutics, Inc. (a)	9,441	1,223
Satsuma Pharmaceuticals, Inc. (a)	2,509	2
Savara, Inc. (a)	8,025	12

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Scholar Rock Holding Corp. (a)	4,337	$39
Schrodinger, Inc. (a)	6,547	122
Science 37 Holdings, Inc. (a)	8,847	4
scPharmaceuticals, Inc. (a)	2,396	17
SCYNEXIS, Inc. (a)	3,595	6
Seagen, Inc. (a)	20,723	2,663
Seaspine Holdings Corp. (a)	3,714	31
Seelos Therapeutics, Inc. (a)	11,745	8
Seer, Inc. (a)	4,653	27
Select Medical Holdings Corp.	11,575	287
Selecta Biosciences, Inc. (a) (b)	11,959	14
Sellas Life Sciences Group, Inc. (a) (b)	2,309	5
Sema4 Holdings Corp. (a)	18,576	5
Sensei Biotherapeutics, Inc. (a)	1,952	3
Senseonics Holdings, Inc. (a) (b)	49,936	51
Sensus Healthcare, Inc. (a)	1,353	10
Senti Biosciences, Inc. (a)	3,841	5
Seres Therapeutics, Inc. (a)	10,561	59
Sesen Bio, Inc. (a)	22,411	14
Sharecare, Inc. (a)	31,995	51
Shattuck Labs, Inc. (a)	3,608	8
Shockwave Medical, Inc. (a)	3,996	822
SI-BONE, Inc. (a)	3,309	45
Sientra, Inc. (a)	10,087	2
SIGA Technologies, Inc. (b)	4,641	34
Sight Sciences, Inc. (a)	3,202	39
Signify Health, Inc. Class A (a)	8,027	230
Silk Road Medical, Inc. (a)	3,839	203
Simulations Plus, Inc.	1,814	66
Singular Genomics Systems, Inc. (a) (b)	4,619	9
SmileDirectClub, Inc. (a) (b)	13,204	5
Solid Biosciences, Inc. (a)	718	4
SomaLogic, Inc. (a)	14,685	37
Sonendo, Inc. (a) (b)	4,461	13
Sorrento Therapeutics, Inc. (a)	50,555	45
Sotera Health Co. (a)	11,206	93
Spectrum Pharmaceuticals, Inc. (a) (b)	19,006	7
Spero Therapeutics, Inc. (a)	4,290	7
SpringWorks Therapeutics, Inc. (a)	5,027	131
SQZ Biotechnologies Co. (a)	2,456	2
STAAR Surgical Co. (a)	5,397	262
Stereotaxis, Inc. (a)	7,130	15
Stoke Therapeutics, Inc. (a)	2,506	23
Strata Skin Sciences, Inc. (a)	3,626	3
Supernus Pharmaceuticals, Inc. (a)	5,828	208
Surface Oncology, Inc. (a)	5,533	5
Surgery Partners, Inc. (a)	5,840	163
Surmodics, Inc. (a)	1,542	53
Sutro Biopharma, Inc. (a)	5,740	46
Syndax Pharmaceuticals, Inc. (a)	5,393	137

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Syneos Health, Inc. (a)	11,650	$427
Synlogic, Inc. (a)	6,403	5
Syros Pharmaceuticals, Inc. (a) (b)	1,813	7
Tabula Rasa Healthcare, Inc. (a) (b)	2,711	13
Tactile Systems Technology, Inc. (a)	2,148	25
Talaris Therapeutics, Inc. (a)	2,272	2
Talkspace, Inc. (a)	10,771	7
Tandem Diabetes Care, Inc. (a)	7,216	324
Tango Therapeutics, Inc. (a) (b)	5,096	37
Tarsus Pharmaceuticals, Inc. (a)	1,906	28
Taysha Gene Therapies, Inc. (a)	4,039	9
TCR2 Therapeutics, Inc. (a)	3,505	4
Tela Bio, Inc. (a)	1,305	15
Teladoc Health, Inc. (a)	17,613	417
Tenaya Therapeutics, Inc. (a)	5,664	11
Tenet Healthcare Corp. (a)	12,000	585
Terns Pharmaceuticals, Inc. (a)	1,665	17
TFF Pharmaceuticals, Inc. (a)	2,027	2
TG Therapeutics, Inc. (a)	15,168	179
The Ensign Group, Inc.	5,961	564
The Joint Corp. (a)	1,596	22
The Oncology Institute, Inc. (a)	2,784	5
The Pennant Group, Inc. (a)	3,085	34
TherapeuticsMD, Inc. (a)	952	5
Theseus Pharmaceuticals, Inc. (a) (b)	1,318	7
Third Harmonic Bio, Inc. (a) (b)	1,337	6
Tilray, Inc. Class 2 (a) (b)	63,193	170
Tonix Pharmaceuticals Holding Corp. (a)	6,530	3
Tracon Pharmaceuticals, Inc. (a)	2,269	3
TransMedics Group, Inc. (a)	3,308	204
Travere Therapeutics, Inc. (a)	6,823	144
Treace Medical Concepts, Inc. (a)	3,584	82
Trevena, Inc. (a)	849	1
TScan Therapeutics, Inc. (a)	1,031	2
Twist Bioscience Corp. (a)	6,141	146
Tyra Biosciences, Inc. (a) (b)	2,191	17
U.S. Physical Therapy, Inc.	1,446	117
UFP Technologies, Inc. (a)	773	91
Ultragenyx Pharmaceutical, Inc. (a)	7,392	342
United Therapeutics Corp. (a)	5,062	1,408
UNITY Biotechnology, Inc. (a) (b)	1,400	4
UpHealth, Inc. (a)	718	1
UroGen Pharma Ltd. (a)	2,194	19
Utah Medical Products, Inc.	389	39
Vanda Pharmaceuticals, Inc. (a)	6,155	46
Vapotherm, Inc. (a)	2,575	7
Varex Imaging Corp. (a)	4,483	91
Vaxart, Inc. (a) (b)	14,214	14
Vaxcyte, Inc. (a)	6,812	327
Vaxxinity, Inc. Class A (a)	4,073	6
See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Veeva Systems, Inc. Class A (a)	15,788	$2,548
Ventyx Biosciences, Inc. (a)	3,278	108
Vera Therapeutics, Inc. (a) (b)	1,381	27
Veracyte, Inc. (a)	7,961	189
Veradigm, Inc. (a)	12,197	215
Verastem, Inc. (a)	20,675	8
Vericel Corp. (a)	5,301	140
Verrica Pharmaceuticals, Inc. (a)	2,752	8
Verve Therapeutics, Inc. (a)	4,082	79
Vicarious Surgical, Inc. (a) (b)	4,052	8
Viemed Healthcare, Inc. (a)	3,817	29
Vigil Neuroscience, Inc. (a) (b)	1,493	19
Viking Therapeutics, Inc. (a)	7,746	73
Vir Biotechnology, Inc. (a)	8,731	221
Viracta Therapeutics, Inc. (a)	2,899	4
Viridian Therapeutics, Inc. (a) (b)	3,812	111
Vivani Medical, Inc. (a)	5,182	4
Vor BioPharma, Inc. (a)	2,937	20
Voyager Therapeutics, Inc. (a)	3,114	19
Werewolf Therapeutics, Inc. (a)	2,198	5
X4 Pharmaceuticals, Inc. (a)	5,422	5
XBiotech, Inc. (a)	1,831	6
Xencor, Inc. (a)	6,640	173
Xeris Biopharma Holdings, Inc. (a) (b)	14,504	19
Xilio Therapeutics, Inc. (a)	1,122	3
XOMA Corp. (a) (b)	1,287	24
Y-mAbs Therapeutics, Inc. (a)	4,019	20
Zentalis Pharmaceuticals, Inc. (a)	5,756	116
Zimvie, Inc. (a)	2,279	21
ZIOPHARM Oncology, Inc. (a) (b)	24,556	16
Zomedica Corp. (a) (b)	108,992	18
Zynerba Pharmaceuticals, Inc. (a)	5,037	3
		86,113
Industrials (14.9%):
374Water, Inc. (a) (b)	5,895	17
3D Systems Corp. (a)	14,342	106
AAON, Inc.	4,758	358
AAR Corp. (a)	3,819	171
ABM Industries, Inc.	7,433	330
ACCO Brands Corp.	10,270	57
Acme United Corp.	348	8
Acuity Brands, Inc.	3,676	609
ACV Auctions, Inc. Class A (a)	12,551	103
Advanced Drainage Systems, Inc.	8,441	692
Advent Technologies Holdings, Inc. (a) (b)	2,930	5
AECOM	15,849	1,346
Aerojet Rocketdyne Holdings, Inc. (a)	8,581	480
AeroVironment, Inc. (a)	2,666	228
AerSale Corp. (a)	1,702	28
AGCO Corp.	6,942	963

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Air Lease Corp.	11,704	$450
Air T, Inc.	169	4
Air Transport Services Group, Inc. (a)	6,583	171
Alamo Group, Inc.	1,331	188
Albany International Corp.	3,494	344
Alight, Inc. Class A (a)	25,901	217
Allegiant Travel Co. (a)	1,775	121
Allied Motion Technologies, Inc.	1,505	52
Allison Transmission Holdings, Inc.	10,814	450
Alta Equipment Group, Inc.	2,650	35
Altra Industrial Motion Corp.	7,311	437
Ameresco, Inc. Class A (a)	3,571	204
American Superconductor Corp. (a)	3,112	11
American Woodmark Corp. (a)	1,849	90
Amprius Technologies, Inc. (a) (b)	1,055	8
API Group Corp. (a)	24,674	464
Apogee Enterprises, Inc.	2,414	107
Applied Industrial Technologies, Inc.	4,281	540
Aqua Metals, Inc. (a)	8,209	10
ARC Document Solutions, Inc.	4,099	12
ArcBest Corp.	2,700	189
Archer Aviation, Inc. Class A (a)	13,854	26
Arcosa, Inc.	5,378	292
Argan, Inc.	1,497	55
Aris Water Solution, Inc. Class A	2,750	40
Armstrong World Industries, Inc.	5,212	357
Array Technologies, Inc. (a)	15,867	307
ASGN, Inc. (a)	5,526	450
Astec Industries, Inc.	2,543	103
Astra Space, Inc. (a) (b)	18,976	8
Astronics Corp. (a)	2,854	29
Atkore, Inc. (a)	4,643	527
Atlas Air Worldwide Holdings, Inc. (a)	2,989	301
Atlas Technical Consultants, Inc. (a)	3,082	16
Atlis Motor Vehicles, Inc. (a)	1,102	4
Ault Alliance, Inc. (a)	32,679	4
Aurora Innovation, Inc. (a) (b)	30,404	37
Avis Budget Group, Inc. (a)	4,612	756
Axon Enterprise, Inc. (a)	7,663	1,272
AZZ, Inc.	2,757	111
Babcock & Wilcox Enterprises, Inc. (a)	9,597	55
Barnes Group, Inc.	5,447	223
Barrett Business Services, Inc.	764	71
Beacon Roofing Supply, Inc. (a)	5,680	300
Berkshire Grey, Inc. (a)	5,295	3
BGSF, Inc.	1,094	17
Bird Global, Inc. Class A (a) (b)	10,239	2
BlackSky Technology, Inc. (a) (b)	6,863	11
Blade Air Mobility, Inc. (a)	5,270	19
Blink Charging Co. (a) (b)	4,674	51

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Bloom Energy Corp. Class A (a)	19,208	$367
BlueLinx Holdings, Inc. (a)	1,022	73
Boise Cascade Co.	4,387	301
Booz Allen Hamilton Holding Corp.	14,718	1,538
Bowman Consulting Group Ltd. (a)	1,011	22
Brady Corp. Class A	5,159	243
BrightView Holdings, Inc. (a)	4,327	30
Broadwind, Inc. (a)	2,114	4
Builders FirstSource, Inc. (a)	17,359	1,126
BWX Technologies, Inc.	10,352	601
CACI International, Inc. Class A (a)	2,631	791
Cadre Holdings, Inc. (b)	1,822	37
Capstone Green Energy Corp. (a)	1,988	3
Carlisle Cos., Inc.	5,812	1,370
Casella Waste Systems, Inc. (a)	5,638	447
CBIZ, Inc. (a)	5,544	260
CECO Environmental Corp. (a)	3,289	38
ChargePoint Holdings, Inc. (a) (b)	20,058	191
Chart Industries, Inc. (a)	4,115	474
Chicago Rivet & Machine Co.	89	3
CIRCOR International, Inc. (a)	2,265	54
Civeo Corp. (a)	1,514	47
Clean Harbors, Inc. (a)	5,710	652
Columbus McKinnon Corp.	3,148	102
Comfort Systems USA, Inc.	3,979	458
Commercial Vehicle Group, Inc. (a)	3,185	22
Concrete Pumping Holdings, Inc. (a)	2,955	17
Construction Partners, Inc. Class A (a)	4,488	120
Core & Main, Inc. Class A (a)	8,211	159
CoreCivic, Inc. (a)	13,082	151
Covenant Logistics Group, Inc. Class A	961	33
CRA International, Inc.	781	96
Crane Holdings Co.	5,412	544
CSW Industrials, Inc.	1,733	201
Curtiss-Wright Corp.	4,314	720
Daseke, Inc. (a)	6,558	37
Deluxe Corp.	4,841	82
Desktop Metal, Inc. Class A (a) (b)	24,712	34
DLH Holdings Corp. (a)	1,250	15
Donaldson Co., Inc.	13,883	817
Douglas Dynamics, Inc.	2,520	91
Driven Brands Holdings, Inc. (a)	7,030	192
DSS, Inc. (a)	8,993	1
Ducommun, Inc. (a)	1,261	63
Dun & Bradstreet Holdings, Inc.	23,632	290
DXP Enterprises, Inc. (a)	1,797	50
Dycom Industries, Inc. (a)	3,220	301
Eagle Bulk Shipping, Inc.	1,445	72
EMCOR Group, Inc.	5,489	813
Encore Wire Corp.	2,084	287

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energous Corp. (a)	8,442	$7
Energy Recovery, Inc. (a)	5,720	117
Energy Vault Holdings, Inc. (a)	7,532	24
Enerpac Tool Group Corp.	6,467	165
EnerSys	4,522	334
Ennis, Inc.	2,783	62
Enovix Corp. (a)	12,128	151
EnPro Industries, Inc.	2,337	254
Eos Energy Enterprises, Inc. (a) (b)	7,905	12
Esab Corp.	6,409	301
ESCO Technologies, Inc.	2,875	252
Espey Manufacturing & Electronics Corp. (a)	175	2
ESS Tech, Inc. (a) (b)	5,392	13
Eve Holding, Inc. (a) (b)	2,400	17
EVI Industries, Inc. (a)	597	14
Evoqua Water Technologies Corp. (a)	13,512	535
Exponent, Inc.	5,743	569
Fathom Digital Manufacturing C (a)	1,859	2
Federal Signal Corp.	6,743	313
First Advantage Corp. (a)	5,739	75
FiscalNote Holdings, Inc. (a) (b)	11,576	73
Flowserve Corp.	14,833	455
Fluence Energy, Inc. (a) (b)	4,151	71
Fluor Corp. (a)	15,803	548
Forrester Research, Inc. (a)	1,271	45
Fortune Brands Innovations, Inc.	14,676	838
Forward Air Corp.	3,017	316
Franklin Covey Co. (a)	1,353	63
Franklin Electric Co., Inc.	4,361	348
FreightCar America, Inc. (a)	1,251	4
Frontier Group Holdings, Inc. (a)	4,200	43
FTAI Infrastructure, Inc.	11,280	33
FTC Solar, Inc. (a)	5,392	14
FTI Consulting, Inc. (a)	3,802	604
Fuel Tech, Inc. (a)	3,129	4
FuelCell Energy, Inc. (a) (b)	46,028	128
Gates Industrial Corp. PLC (a)	11,533	132
GATX Corp.	3,966	422
GEE Group, Inc. (a)	12,173	6
Gencor Industries, Inc. (a)	1,176	12
Gibraltar Industries, Inc. (a)	3,554	163
Global Industrial Co.	818	19
GMS, Inc. (a)	4,765	237
Graco, Inc.	19,001	1,278
GrafTech International Ltd.	21,841	104
Graham Corp. (a)	1,121	11
Granite Construction, Inc.	4,953	174
Great Lakes Dredge & Dock Corp. (a)	7,275	43
Griffon Corp.	5,375	192
GXO Logistics, Inc. (a)	13,193	563

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
H&E Equipment Services, Inc.	3,570	$162
Harsco Corp. (a)	8,835	56
Hawaiian Holdings, Inc. (a)	5,657	58
Hayward Holdings, Inc. (a)	19,361	182
Healthcare Services Group, Inc.	8,320	100
Heartland Express, Inc.	5,286	81
HEICO Corp.	4,764	732
HEICO Corp. Class A	8,384	1,005
Heidrick & Struggles International, Inc.	2,195	61
Heliogen, Inc. (a)	15,555	11
Helios Technologies, Inc.	3,657	199
Herc Holdings, Inc.	3,361	442
Heritage-Crystal Clean, Inc. (a)	1,783	58
Hexcel Corp.	9,450	556
Hillenbrand, Inc.	7,804	333
Hillman Solutions Corp. (a)	15,229	110
HireQuest, Inc.	580	9
HireRight Holdings Corp. (a)	2,254	27
HNI Corp.	4,597	131
Hub Group, Inc. Class A (a)	3,742	297
Hubbell, Inc.	6,031	1,415
Hudson Global, Inc. (a)	259	6
Hudson Technologies, Inc. (a)	4,241	43
Hurco Cos., Inc.	701	18
Huron Consulting Group, Inc. (a)	2,288	166
Hydrofarm Holdings Group, Inc. (a)	4,401	7
Hyliion Holdings Corp. (a) (b)	12,246	29
HyreCar, Inc. (a)	3,210	1
Hyster-Yale Materials Handling, Inc.	641	16
Hyzon Motors, Inc. (a) (b)	9,003	14
IAA, Inc. (a)	15,027	601
Icahn Enterprises, LP	36,630	1,855
ICF International, Inc.	2,048	203
Ideal Power, Inc. (a)	590	6
Ideanomics, Inc. (a) (b)	60,766	10
IES Holdings, Inc. (a)	2,236	80
INNOVATE Corp. (a) (b)	5,519	10
Innovative Solutions & Support, Inc.	1,137	9
Insperity, Inc.	4,057	461
Insteel Industries, Inc.	2,103	58
Interface, Inc.	6,469	64
ITT, Inc.	9,292	754
Janus International Group, Inc. (a)	8,488	81
JELD-WEN Holding, Inc. (a)	8,989	87
JetBlue Airways Corp. (a)	36,755	238
Joby Aviation, Inc. (a) (b)	34,477	116
John Bean Technologies Corp.	3,544	324
Kadant, Inc.	1,310	233
Kaman Corp.	3,147	70
KAR Auction Services, Inc. (a)	12,883	168

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Karat Packaging, Inc.	653	$9
KBR, Inc.	15,623	825
Kelly Services, Inc. Class A	3,808	64
Kennametal, Inc.	8,770	211
Kforce, Inc.	2,259	124
Kimball International, Inc. Class B	4,029	26
Kirby Corp. (a)	6,730	433
Knightscope, Inc. Class A (a) (b)	2,997	6
Knight-Swift Transportation Holdings, Inc.	16,958	889
Korn Ferry	5,937	301
Kratos Defense & Security Solutions, Inc. (a)	14,008	145
KULR Technology Group, Inc. (a) (b)	7,790	9
Landstar System, Inc.	4,093	667
Lawson Products, Inc. (a)	2,163	80
LB Foster Co. Class A (a)	1,116	11
Legalzoom.com, Inc. (a) (b)	8,612	67
Lennox International, Inc.	3,619	866
Lightning eMotors, Inc. (a)	3,963	1
Limbach Holdings, Inc. (a)	1,008	10
Lincoln Electric Holdings, Inc.	6,508	940
Lindsay Corp.	1,234	201
LSI Industries, Inc.	2,685	33
Lyft, Inc. Class A (a)	33,980	374
ManpowerGroup, Inc.	5,814	484
Markforged Holding Corp. (a)	9,644	11
Marten Transport Ltd.	6,528	129
MasTec, Inc. (a)	6,807	581
Mastech Digital, Inc. (a)	369	4
Masterbrand, Inc. (a)	14,676	111
Matrix Service Co. (a)	2,888	18
Matson, Inc.	4,336	271
Matthews International Corp. Class A	3,161	96
Maxar Technologies, Inc.	8,169	423
Mayville Engineering Co., Inc. (a)	1,095	14
McGrath RentCorp	2,711	268
MDU Resources Group, Inc.	22,156	672
Mercury Systems, Inc. (a)	6,349	284
Mesa Air Group, Inc. (a)	3,954	6
Microvast Holdings, Inc. (a)	14,078	22
Miller Industries, Inc.	1,244	33
MillerKnoll, Inc.	8,522	179
Mistras Group, Inc. (a)	2,030	10
Momentus, Inc. (a)	5,954	5
Montrose Environmental Group, Inc. (a)	2,931	130
Moog, Inc. Class A	3,221	283
MRC Global, Inc. (a)	9,014	104
MSA Safety, Inc.	4,130	596
MSC Industrial Direct Co., Inc.	5,210	426
Mueller Industries, Inc.	6,240	368
Mueller Water Products, Inc. Class A	17,423	187

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
MYR Group, Inc. (a)	1,853	$171
National Presto Industries, Inc.	593	41
Nikola Corp. (a) (b)	36,412	79
Nl Industries, Inc.	942	6
NN, Inc. (a) (b)	4,781	7
Northwest Pipe Co. (a)	1,093	37
NOW, Inc. (a)	12,455	158
NuScale Power Corp. (a) (b)	2,363	24
nVent Electric PLC	18,517	712
Ocean Power Technologies, Inc. (a)	6,347	3
Odyssey Marine Exploration, Inc. (a)	1,902	7
Omega Flex, Inc.	378	35
Orbital Infrastructure Group, Inc. (a)	14,199	3
Orion Energy Systems, Inc. (a)	3,121	6
Orion Group Holdings, Inc. (a)	3,228	8
Oshkosh Corp.	7,345	648
Owens Corning	10,813	922
PAM Transportation Services, Inc.	733	19
Park Aerospace Corp.	2,252	30
Park-Ohio Holdings Corp.	975	12
Parsons Corp. (a)	11,636	538
Performant Financial Corp. (a)	6,786	25
Perma-Fix Environmental Services (a)	1,177	4
PGT Innovations, Inc. (a)	6,463	116
Pitney Bowes, Inc.	18,352	70
Planet Labs PBC (a) (b)	20,042	87
Plug Power, Inc. (a) (b)	58,453	723
Polar Power, Inc. (a)	813	1
Powell Industries, Inc.	1,016	36
Preformed Line Products Co.	314	26
Primoris Services Corp.	5,918	130
Proto Labs, Inc. (a)	3,090	79
Quad/Graphics, Inc. (a)	3,597	15
Quanex Building Products Corp.	3,685	87
Quest Resource Holding Corp. (a)	1,671	10
RBC Bearings, Inc. (a)	3,218	674
RCM Technologies, Inc. (a)	880	11
Red Violet, Inc. (a) (b)	965	22
Redwire Corp. (a)	2,082	4
Regal Rexnord Corp.	7,545	905
Resideo Technologies, Inc. (a)	16,369	269
Resources Connection, Inc.	3,569	66
REV Group, Inc.	3,501	44
Rocket Lab USA, Inc. (a)	28,212	106
Rush Enterprises, Inc. Class A	4,818	252
Rush Enterprises, Inc. Class B	467	26
RXO, Inc. (a)	12,795	220
Ryder System, Inc.	5,694	476
Saia, Inc. (a)	2,998	629
Sarcos Technology and Robotics Corp. (a) (b)	7,730	4

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Schneider National, Inc. Class B	6,037	$141
Science Applications International Corp.	6,194	687
SES AI Corp. (a) (b)	20,486	65
Shoals Technologies Group, Inc. Class A (a)	11,892	293
Simpson Manufacturing Co., Inc.	4,850	430
SiteOne Landscape Supply, Inc. (a)	5,009	588
Skillsoft Corp. (a)	9,704	13
SkyWest, Inc. (a)	5,512	91
SP Plus Corp. (a)	2,197	76
Spire Global, Inc. (a) (b)	11,431	11
Spirit AeroSystems Holdings, Inc. Class A	11,813	350
Spirit Airlines, Inc.	12,230	238
SPX Technologies, Inc. (a)	4,926	323
Standex International Corp.	1,331	136
Steelcase, Inc. Class A	9,738	69
Stem, Inc. (a)	14,878	133
Stericycle, Inc. (a)	10,462	522
Sterling Check Corp. (a)	9,405	146
Sterling Infrastructure, Inc. (a)	3,267	107
Sun Country Airlines Holdings, Inc. (a)	3,761	60
SunPower Corp. (a)	9,682	175
Sunrun, Inc. (a)	23,350	561
Sunworks, Inc. (a) (b)	3,664	6
Symbotic, Inc. (a) (b)	1,179	14
Taylor Devices, Inc. (a)	338	5
Tennant Co.	2,089	129
Terex Corp.	7,464	319
Terran Orbital Corp. (a) (b)	9,857	16
Tetra Tech, Inc.	5,991	870
Textainer Group Holdings Ltd.	4,870	151
The AZEK Co., Inc. (a)	16,749	340
The Brink's Co.	5,254	282
The Eastern Co.	663	13
The GEO Group, Inc. (a)	13,379	147
The Gorman-Rupp Co.	2,548	65
The Greenbrier Cos., Inc.	3,551	119
The LS Starrett Co. Class A (a)	646	5
The Manitowoc Co., Inc. (a)	3,873	35
The Middleby Corp. (a)	5,810	778
The Shyft Group, Inc.	3,622	90
The Timken Co.	7,335	518
The Toro Co.	11,868	1,343
Thermon Group Holdings, Inc. (a)	3,723	75
Titan International, Inc. (a)	5,774	88
Titan Machinery, Inc. (a)	2,280	91
TPI Composites, Inc. (a)	4,666	47
TransUnion	21,847	1,240
Trex Co., Inc. (a)	12,389	524
TriNet Group, Inc. (a)	6,557	445
Trinity Industries, Inc.	9,214	272

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Triumph Group, Inc. (a)	7,226	$76
TrueBlue, Inc. (a)	3,598	70
TuSimple Holdings, Inc. Class A (a)	13,425	22
Tutor Perini Corp. (a)	4,721	36
Twin Disc, Inc. (a)	1,189	12
Uber Technologies, Inc. (a)	213,470	5,279
UFP Industries, Inc.	6,784	538
U-Haul Holding Co.	11,416	628
U-Haul Holding Co.	890	54
Ultralife Corp. (a)	1,099	4
UniFirst Corp.	1,696	327
Univar Solutions, Inc. (a)	18,741	596
Universal Logistics Holdings, Inc.	716	24
Upwork, Inc. (a)	12,888	135
V2X, Inc. (a)	1,313	54
Valmont Industries, Inc.	2,375	785
Velo3D, Inc. (a) (b)	9,656	17
Veritiv Corp.	1,474	179
Vertiv Holdings Co.	34,661	473
Viad Corp. (a)	2,270	55
Vicor Corp. (a)	2,524	136
View, Inc. (a) (b)	15,924	15
Virgin Galactic Holdings, Inc. (a) (b)	22,315	78
Virgin Orbit Holdings, Inc. (a)	1,912	4
VirTra, Inc. (a)	1,173	5
VSE Corp.	1,191	56
Wabash National Corp.	5,345	121
Watsco, Inc.	3,731	931
Watts Water Technologies, Inc. Class A	3,068	449
Werner Enterprises, Inc.	6,190	249
WESCO International, Inc. (a)	4,958	621
Westwater Resources, Inc. (a)	5,252	4
Wheels Up Experience, Inc. (a)	18,590	19
Willdan Group, Inc. (a)	1,372	24
Williams Industrial Services Group, Inc. (a)	2,683	3
Willis Lease Finance Corp. (a)	215	13
WillScot Mobile Mini Holdings Corp. (a)	23,768	1,074
Woodward, Inc.	6,401	618
Xos, Inc. (a)	5,655	3
XPO, Inc. (a)	12,795	426
Yellow Corp. (a)	3,633	9
Zurn Elkay Water Solutions Corp.	16,743	354
		99,815
Information Technology (16.9%):
8x8, Inc. (a)	12,934	56
908 Devices, Inc. (a) (b)	2,546	19
A10 Networks, Inc.	6,916	115
ACI Worldwide, Inc. (a)	12,685	292
ACM Research, Inc. Class A (a)	5,042	39
Adeia, Inc.	11,471	109

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
ADTRAN Holdings, Inc.	7,908	$149
Advanced Energy Industries, Inc.	4,155	356
Aehr Test Systems (a) (b)	2,793	56
Aeva Technologies, Inc. (a)	12,112	16
AEye, Inc. (a)	11,752	6
Affirm Holdings, Inc. (a) (b)	22,347	216
Agilysys, Inc. (a)	2,699	214
Airgain, Inc. (a)	1,077	7
Airspan Networks Holdings, Inc. (a)	1,846	2
Akoustis Technologies, Inc. (a)	6,168	17
Alarm.com Holdings, Inc. (a)	5,363	265
Alkami Technology, Inc. (a) (b)	3,926	57
Allegro MicroSystems, Inc. (a)	7,381	222
Alpha & Omega Semiconductor Ltd. (a)	2,485	71
Altair Engineering, Inc. Class A (a)	5,806	264
Alteryx, Inc. Class A (a)	6,620	335
Ambarella, Inc. (a)	4,098	337
American Software, Inc. Class A	3,576	52
American Virtual Cloud Technologies, Inc. (a)	3,390	4
Amkor Technology, Inc.	6,113	147
Amplitude, Inc. Class A (a)	5,036	61
Amtech Systems, Inc. (a)	1,277	10
Appfolio, Inc. Class A (a)	2,038	215
Appian Corp. (a)	4,508	147
Applied Digital Corp. (a) (b)	7,487	14
Applied Optoelectronics, Inc. (a) (b)	2,880	5
AppLovin Corp. Class A (a) (b)	13,303	140
Arlo Technologies, Inc. (a)	9,548	34
Arrow Electronics, Inc. (a)	7,210	754
Arteris, Inc. (a)	1,780	8
Asana, Inc. Class A (a)	7,656	105
Aspen Technology, Inc. (a)	3,150	647
Astrotech Corp. (a) (b)	170	2
Asure Software, Inc. (a)	2,034	19
Atomera, Inc. (a) (b)	2,547	16
Autoscope Technologies Corp.	460	2
Avaya Holdings Corp. (a) (b)	8,086	2
AvePoint, Inc. (a)	12,204	50
Aviat Networks, Inc. (a)	1,204	38
Avid Technology, Inc. (a)	4,661	124
AvidXchange Holdings, Inc. (a)	14,389	143
Avnet, Inc.	10,637	442
Aware, Inc. (a)	1,794	3
Axcelis Technologies, Inc. (a)	3,637	289
AXT, Inc. (a)	4,594	20
Backblaze, Inc. Class A (a)	1,563	10
Badger Meter, Inc.	3,289	359
Bel Fuse, Inc. Class A	197	7
Bel Fuse, Inc. Class B	1,139	37
Belden, Inc.	4,841	348

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Benchmark Electronics, Inc.	3,871	$103
Benefitfocus, Inc. (a)	3,186	33
Bentley Systems, Inc. Class B	22,302	824
BigCommerce Holdings, Inc. Class 1 (a)	6,829	60
Bill.com Holdings, Inc. (a)	11,185	1,219
BK Technologies Corp.	1,635	5
Black Knight, Inc. (a)	17,178	1,061
Blackbaud, Inc. (a)	4,634	273
Blackline, Inc. (a)	5,549	373
Blend Labs, Inc. Class A (a)	16,477	24
Block, Inc. (a)	59,497	3,739
BM Technologies, Inc. (a) (b)	972	5
Box, Inc. Class A (a)	15,506	483
Boxlight Corp. Class A (a)	7,435	2
Braze, Inc. Class A (a)	4,342	118
Brightcove, Inc. (a)	4,517	24
BSQUARE Corp. (a)	2,160	2
C3.ai, Inc. Class A (a)	9,174	103
CalAmp Corp. (a)	3,939	18
Calix, Inc. (a)	6,516	446
Cambium Networks Corp. (a)	1,285	28
Casa Systems, Inc. (a)	3,973	11
Cass Information Systems, Inc.	1,395	64
CCC Intelligent Solutions Holdings, Inc. (a) (b)	14,089	123
Cepton, Inc. (a)	4,592	6
Cerence, Inc. (a)	4,380	81
CEVA, Inc. (a)	2,558	65
Ciena Corp. (a)	16,645	849
Cipher Mining, Inc. (a)	4,495	3
Cirrus Logic, Inc. (a)	6,285	468
Clear Secure, Inc. Class A	6,745	185
Clearfield, Inc. (a)	1,313	124
ClearSign Technologies Corp. (a)	3,446	2
Clearwater Analytics Holdings, Inc. Class A (a)	5,891	110
Climb Global Solutions, Inc.	421	13
Cloudflare, Inc. Class A (a)	31,478	1,423
Coda Octopus Group, Inc. (a)	542	4
Cognex Corp.	19,089	899
Coherent Corp. (a)	14,556	511
Cohu, Inc. (a)	5,364	172
CommScope Holding Co., Inc. (a)	22,919	168
CommVault Systems, Inc. (a)	4,983	313
CompoSecure, Inc. (a)	1,073	5
Computer Task Group, Inc. (a)	1,568	12
Comtech Telecommunications Corp.	2,997	36
Concentrix Corp.	4,903	653
Conduent, Inc. (a)	22,287	90
Confluent, Inc. Class A (a)	15,062	335
Consensus Cloud Solutions, Inc. (a)	1,980	106
Corsair Gaming, Inc. (a)	4,349	59

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Couchbase, Inc. (a)	2,745	$36
Coupa Software, Inc. (a)	8,531	675
CPI Card Group, Inc. (a) (b)	486	18
Crowdstrike Holdings, Inc. Class A (a)	23,894	2,516
CS Disco, Inc. (a)	2,077	13
CSG Systems International, Inc.	3,496	200
CSP, Inc.	383	4
CTS Corp.	3,508	138
CVD Equipment Corp. (a)	557	3
Cvent Holding Corp. (a) (b)	4,383	24
Cyxtera Technologies, Inc. (a) (b)	8,309	16
Daktronics, Inc. (a)	4,191	12
Data I/O Corp. (a)	870	3
Datadog, Inc. Class A (a)	29,045	2,135
Dave, Inc. (a) (b)	19,612	6
Dell Technologies, Inc. Class C	28,527	1,147
Diebold Nixdorf, Inc. (a)	8,255	12
Digi International, Inc. (a)	3,845	141
Digimarc Corp. (a)	1,541	28
Digital Ally, Inc. (a)	5,751	1
Digital Turbine, Inc. (a)	9,647	147
DigitalOcean Holdings, Inc. (a)	6,557	167
Diodes, Inc. (a)	5,007	381
DocuSign, Inc. (a)	22,331	1,238
Dolby Laboratories, Inc. Class A	6,920	488
Domo, Inc. Class B (a)	3,343	48
DoubleVerify Holdings, Inc. (a)	7,447	164
Dropbox, Inc. Class A (a)	29,680	664
Duck Creek Technologies, Inc. (a)	8,576	103
Dynatrace, Inc. (a)	21,849	837
DZS, Inc. (a)	2,420	31
E2open Parent Holdings, Inc. (a)	26,042	153
Eastman Kodak Co. (a) (b)	6,733	21
Ebix, Inc.	2,736	55
eGain Corp. (a)	2,465	22
eMagin Corp. (a)	8,180	7
Embark Technology, Inc. (a)	1,272	4
EMCORE Corp. (a)	3,921	4
Enfusion, Inc. Class A (a)	3,194	31
EngageSmart, Inc. (a)	2,254	40
Entegris, Inc.	16,737	1,098
Envestnet, Inc. (a)	5,951	367
ePlus, Inc. (a)	2,991	132
Euronet Worldwide, Inc. (a)	5,450	514
Everbridge, Inc. (a)	4,308	127
EverCommerce, Inc. (a)	3,092	23
Everspin Technologies, Inc. (a)	1,854	10
Evo Payments, Inc. Class A (a)	5,334	180
Evolv Technologies Holdings, Inc. (a)	6,708	17
Exela Technologies, Inc. (a) (b)	13,730	1

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
ExlService Holdings, Inc. (a)	3,602	$610
Expensify, Inc. Class A (a)	4,260	38
Extreme Networks, Inc. (a)	14,588	267
Fair Isaac Corp. (a)	2,809	1,681
FARO Technologies, Inc. (a)	2,054	60
Fastly, Inc. Class A (a)	12,461	102
Five9, Inc. (a)	7,797	529
Flywire Corp. (a)	9,952	244
ForgeRock, Inc. Class A (a)	4,274	97
FormFactor, Inc. (a)	8,666	193
Frequency Electronics, Inc.	930	7
Freshworks, Inc. Class A (a) (b)	15,510	228
Genasys, Inc. (a)	3,364	12
Genpact Ltd.	19,158	887
Gitlab, Inc. Class A (a)	7,504	341
GlobalFoundries, Inc. (a) (b)	7,963	429
GoDaddy, Inc. Class A (a)	17,746	1,328
Grid Dynamics Holdings, Inc. (a)	5,220	59
Guidewire Software, Inc. (a)	9,512	595
Harmonic, Inc. (a)	11,566	152
HashiCorp., Inc. Class A (a)	7,950	217
HubSpot, Inc. (a)	5,177	1,497
I3 Verticals, Inc. Class A (a)	2,476	60
IBEX Ltd. (a)	439	11
Ichor Holdings Ltd. (a)	3,196	86
Identiv, Inc. (a)	2,447	18
Immersion Corp. (a)	3,613	25
Impinj, Inc. (a)	2,760	301
Infinera Corp. (a)	24,128	163
Informatica, Inc. Class A (a) (b)	12,375	202
Information Services Group, Inc.	3,631	17
Innodata, Inc. (a)	2,820	8
Inseego Corp. (a)	12,097	10
Insight Enterprises, Inc. (a)	3,903	391
Instructure Holdings, Inc. (a) (b)	1,611	38
Intapp, Inc. (a)	4,216	105
Intellicheck, Inc. (a)	2,041	4
Intelligent Systems Corp. (a)	651	19
InterDigital, Inc.	3,265	162
International Money Express, Inc. (a)	3,826	93
inTEST Corp. (a)	1,176	12
Intevac, Inc. (a)	2,391	15
Inuvo, Inc. (a)	11,726	3
IonQ, Inc. (a) (b)	14,469	50
IPG Photonics Corp.	3,647	345
IronNet, Inc. (a)	4,936	1
Issuer Direct Corp. (a)	299	7
Iteris, Inc. (a)	4,784	15
Itron, Inc. (a)	5,072	257
Jabil, Inc.	14,987	1,022

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Jamf Holding Corp. (a)	4,794	$102
JFrog Ltd. (a)	6,199	132
Kaleyra, Inc. (a)	3,120	2
Kaltura, Inc. (a) (b)	5,808	10
Key Tronic Corp. (a)	1,136	5
Kimball Electronics, Inc. (a)	2,655	60
KnowBe4, Inc. Class A (a)	9,369	232
Knowles Corp. (a)	10,192	167
Kopin Corp. (a)	9,458	12
Kulicke & Soffa Industries, Inc.	6,393	283
KVH Industries, Inc. (a)	1,429	15
Kyndryl Holdings, Inc. (a)	22,905	255
Lantronix, Inc. (a)	3,190	14
Latch, Inc. (a)	11,505	8
Lattice Semiconductor Corp. (a)	15,429	1,001
LightPath Technologies, Inc. Class A (a)	2,578	3
Limelight Networks, Inc. (a)	14,712	17
Littelfuse, Inc.	2,753	606
LivePerson, Inc. (a)	7,917	80
LiveRamp Holdings, Inc. (a)	7,392	173
LiveVox Holdings, Inc. (a)	1,365	4
Lumentum Holdings, Inc. (a)	7,497	391
Luna Innovations, Inc. (a)	3,537	31
MACOM Technology Solutions Holdings, Inc. (a)	5,879	370
Manhattan Associates, Inc. (a)	7,047	856
Marathon Digital Holdings, Inc. (a) (b)	12,196	42
Marin Software, Inc. (a)	1,721	2
Marqeta, Inc. Class A (a)	44,512	272
Marvell Technology, Inc.	95,796	3,548
Matterport, Inc. (a) (b)	25,443	71
Maximus, Inc.	6,803	499
MaxLinear, Inc. (a)	8,179	278
MeridianLink, Inc. (a)	2,480	34
Meta Materials, Inc. (a) (b)	35,628	42
Methode Electronics, Inc.	3,943	175
MicroStrategy, Inc. (a) (b)	1,060	150
MicroVision, Inc. (a) (b)	18,598	44
MICT, Inc. (a) (b)	12,499	10
Mirion Technologies, Inc. (a) (b)	19,754	131
Mitek Systems, Inc. (a)	4,887	47
MKS Instruments, Inc.	6,565	556
Model N, Inc. (a)	3,994	162
Momentive Global, Inc. (a)	14,408	101
MoneyGram International, Inc. (a)	9,732	106
MongoDB, Inc. (a)	7,486	1,474
N-able, Inc. (a)	6,340	65
Napco Security Technologies, Inc. (a)	3,294	91
National Instruments Corp.	14,867	549
nCino, Inc. (a)	7,548	200
NCR Corp. (a)	14,760	346

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
NETGEAR, Inc. (a)	3,098	$56
Netlist, Inc. (a)	25,494	29
NetScout Systems, Inc. (a)	7,788	253
NetSol Technologies, Inc. (a)	1,047	3
New Relic, Inc. (a)	6,876	388
NextNav, Inc. (a)	3,260	10
nLight, Inc. (a)	4,862	49
Novanta, Inc. (a)	3,924	533
Nutanix, Inc. Class A (a)	25,201	656
NVE Corp.	537	35
Okta, Inc. (a)	16,717	1,142
Olo, Inc. Class A (a)	11,145	70
ON24, Inc. (a)	3,988	34
One Stop Systems, Inc. (a)	1,704	5
OneSpan, Inc. (a)	3,910	44
Onto Innovation, Inc. (a)	5,582	380
OSI Systems, Inc. (a)	1,747	139
PagerDuty, Inc. (a)	9,006	239
Palantir Technologies, Inc. Class A (a)	193,903	1,245
Palo Alto Networks, Inc. (a)	33,279	4,644
PAR Technology Corp. (a)	2,940	77
Paya Holdings, Inc. (a)	9,743	77
Paycor HCM, Inc. (a)	6,187	151
Paylocity Holding Corp. (a)	4,580	890
Paymentus Holdings, Inc. Class A (a)	1,751	14
Payoneer Global, Inc. (a)	23,198	127
Paysign, Inc. (a)	3,610	9
PC Connection, Inc.	477	22
PC-Telephone, Inc.	1,929	8
PDF Solutions, Inc. (a)	3,313	94
Pegasystems, Inc.	4,371	150
Peraso, Inc. (a)	1,533	1
Perficient, Inc. (a)	3,849	269
PFSweb, Inc.	1,902	12
Photronics, Inc. (a)	6,791	114
Pixelworks, Inc. (a)	5,796	10
Plexus Corp. (a)	3,082	317
Power Integrations, Inc.	6,360	456
Powerfleet, Inc. (a)	3,655	10
Priority Technology Holdings, Inc. (a)	1,393	7
Procore Technologies, Inc. (a)	12,732	601
Progress Software Corp.	4,834	244
PROS Holdings, Inc. (a)	4,576	111
Pure Storage, Inc. Class A (a)	31,244	836
Q2 Holdings, Inc. (a)	6,179	166
Qualtrics International, Inc. Class A (a)	10,506	109
Qualys, Inc. (a)	3,875	435
Quicklogic Corp. (a)	1,386	7
Rackspace Technology, Inc. (a)	5,736	17
Rambus, Inc. (a)	12,419	445
See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Rapid7, Inc. (a)	6,462	$220
Rekor Systems, Inc. (a) (b)	5,048	6
Remitly Global, Inc. (a)	9,726	111
Research Frontiers, Inc. (a)	3,273	6
RF Industries Ltd. (a)	911	5
Ribbon Communications, Inc. (a)	15,646	44
Richardson Electronics Ltd.	1,195	25
Rimini Street, Inc. (a)	5,266	20
RingCentral, Inc. Class A (a)	9,427	334
Riot Blockchain, Inc. (a) (b)	17,188	58
Rogers Corp. (a)	2,114	252
Rubicon Technologies, Inc. (a) (b)	3,160	6
Sabre Corp. (a)	34,267	212
Samsara, Inc. Class A (a)	8,546	106
Sanmina Corp. (a)	6,364	365
ScanSource, Inc. (a)	2,801	82
Seachange International, Inc. (a)	4,261	2
SecureWorks Corp. Class A (a)	1,155	7
SEMrush Holdings, Inc. Class A (a)	3,147	26
Semtech Corp. (a)	7,137	205
SentinelOne, Inc. Class A (a)	21,017	307
Shift4 Payments, Inc. Class A (a)	5,683	318
ShotSpotter, Inc. (a)	966	33
SigmaTron International, Inc. (a) (b)	586	2
Silicon Laboratories, Inc. (a)	3,806	516
SiTime Corp. (a)	1,764	179
SkyWater Technology, Inc. (a)	1,474	10
SMART Global Holdings, Inc. (a)	5,333	79
SmartRent, Inc. (a) (b)	15,533	38
Smartsheet, Inc. Class A (a)	14,081	554
Smith Micro Software, Inc. (a)	5,554	12
Snowflake, Inc. Class A (a)	31,233	4,483
SolarWinds Corp. (a)	4,200	39
Splunk, Inc. (a)	16,803	1,447
Sprinklr, Inc. Class A (a)	7,969	65
Sprout Social, Inc. Class A (a)	5,161	291
SPS Commerce, Inc. (a)	4,047	520
Squarespace, Inc. Class A (a)	3,832	85
SRAX, Inc. (a)	2,374	4
SS&C Technologies Holdings, Inc.	25,181	1,311
StarTek, Inc. (a)	1,236	5
Steel Connect, Inc. (a)	4,259	6
Sumo Logic, Inc. (a)	10,225	83
Synaptics, Inc. (a)	4,408	419
Synchronoss Technologies, Inc. (a)	8,382	5
TaskUS, Inc. Class A (a)	3,132	53
TD SYNNEX Corp.	4,786	453
Telos Corp. (a)	5,293	27
Tenable Holdings, Inc. (a)	12,037	459
Teradata Corp. (a)	11,317	381
Terawulf, Inc. (a)	5,390	4

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
TESSCO Technologies, Inc. (a)	580	$3
The Glimpse Group, Inc. (a)	1,018	3
The Hackett Group, Inc.	2,913	59
The Western Union Co.	43,342	597
Thoughtworks Holding, Inc. (a)	9,534	97
Toast, Inc. Class A (a)	33,021	595
TransAct Technologies, Inc. (a)	1,080	7
TTEC Holdings, Inc.	2,143	95
TTM Technologies, Inc. (a)	10,670	161
Turtle Beach Corp. (a)	1,744	12
Twilio, Inc. Class A (a)	19,472	953
Ubiquiti, Inc.	480	131
UiPath, Inc. Class A (a)	41,354	526
Ultra Clean Holdings, Inc. (a)	5,001	166
Unisys Corp. (a)	7,462	38
Unity Software, Inc. (a) (b)	29,544	845
Universal Display Corp.	4,931	533
Upland Software, Inc. (a)	3,052	22
UserTesting, Inc. (a) (b)	4,412	33
Varonis Systems, Inc. (a)	12,098	290
Veeco Instruments, Inc. (a)	5,720	106
Velodyne Lidar, Inc. (a)	20,448	15
Verint Systems, Inc. (a)	7,253	263
Veritone, Inc. (a) (b)	3,568	19
Verra Mobility Corp. (a)	16,690	231
Vertex, Inc. Class A (a)	3,958	57
Viant Technology, Inc. Class A (a)	1,472	6
Viasat, Inc. (a)	8,146	258
Viavi Solutions, Inc. (a)	25,422	267
VirnetX Holding Corp. (a)	7,133	9
Vishay Intertechnology, Inc.	14,683	317
Vishay Precision Group, Inc. (a)	1,348	52
VMware, Inc. Class A (a)	25,445	3,124
Vontier Corp.	17,746	343
Weave Communications, Inc. (a) (b)	3,647	17
WEX, Inc. (a)	4,913	804
WidePoint Corp. (a)	882	2
Wireless Telecom Group, Inc. (a)	2,239	4
Wolfspeed, Inc. (a)	13,944	963
Workday, Inc. Class A (a)	22,584	3,779
Workiva, Inc. (a)	5,224	439
Xerox Holdings Corp.	16,597	242
Xperi, Inc. (a)	4,588	39
Yext, Inc. (a)	11,347	74
ZeroFox Holdings, Inc. (a)	9,791	49
Zeta Global Holdings Corp. Class A (a) (b)	14,195	116
Zoom Video Communications, Inc. Class A (a)	23,641	1,601
Zscaler, Inc. (a)	9,499	1,063
Zuora, Inc. Class A (a)	13,910	88
		113,879

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (4.3%):
5E Advanced Materials, Inc. (a) (b)	4,369	$34
Advanced Emissions Solutions, Inc. (a)	2,124	5
AdvanSix, Inc.	3,051	116
Alcoa Corp.	20,216	919
Alpha Metallurgical Resources, Inc.	1,671	245
American Vanguard Corp.	3,293	71
Amyris, Inc. (a) (b)	25,096	38
AptarGroup, Inc.	7,341	807
Arconic Corp. (a)	11,419	242
Arras Minerals Corp. (a)	4,451	1
Ascent Industries Co. (a)	1,048	9
Ashland, Inc.	6,144	661
ASP Isotopes, Inc. (a)	1,368	2
Aspen Aerogels, Inc. (a)	4,314	51
ATI, Inc. (a)	14,595	436
Avient Corp.	9,701	328
Axalta Coating Systems Ltd. (a)	25,030	638
Balchem Corp.	3,609	441
Berry Global Group, Inc.	14,198	858
Cabot Corp.	6,326	423
Carpenter Technology Corp.	5,373	198
Century Aluminum Co. (a)	5,703	47
Chase Corp.	795	69
Clearwater Paper Corp. (a)	1,824	69
Cleveland-Cliffs, Inc. (a)	57,535	927
Coeur Mining, Inc. (a)	31,239	105
Commercial Metals Co.	13,538	654
Compass Minerals International, Inc.	4,607	189
Core Molding Technologies, Inc. (a)	861	11
Crown Holdings, Inc.	13,476	1,108
Dakota Gold Corp. (a) (b)	5,965	18
Danimer Scientific, Inc. (a) (b)	9,990	18
Diversey Holdings Ltd. (a)	8,832	38
Eagle Materials, Inc.	4,234	562
Ecovyst, Inc. (a)	8,535	76
Element Solutions, Inc.	25,616	466
Flotek Industries, Inc. (a) (b)	7,911	9
Friedman Industries, Inc.	711	7
FutureFuel Corp.	2,881	23
Gatos Silver, Inc. (a)	5,257	21
Ginkgo Bioworks Holdings, Inc. (a) (b)	109,156	184
Glatfelter Corp.	4,929	14
Gold Resource Corp.	9,929	15
Golden Minerals Co. (a)	14,441	4
Graphic Packaging Holding Co.	34,587	770
Greif, Inc. Class A	2,790	187
Greif, Inc. Class B	125	10
H.B. Fuller Co.	5,672	406
Hawkins, Inc.	2,170	84

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Haynes International, Inc.	1,372	$63
Hecla Mining Co.	66,110	368
Huntsman Corp.	21,487	590
Hycroft Mining Holding Corp. (a) (b)	17,906	10
Ingevity Corp. (a)	4,275	301
Innospec, Inc.	2,785	286
Intrepid Potash, Inc. (a)	1,050	30
Kaiser Aluminum Corp.	1,773	135
Koppers Holdings, Inc.	2,277	64
Kronos Worldwide, Inc.	2,490	23
Livent Corp. (a)	20,142	400
Louisiana-Pacific Corp.	8,216	486
LSB Industries, Inc. (a)	6,328	84
Materion Corp.	2,306	202
Mativ Holdings, Inc.	6,108	128
Minerals Technologies, Inc.	3,662	222
MP Materials Corp. (a)	15,313	372
Myers Industries, Inc.	4,097	91
NewMarket Corp.	739	230
Northern Technologies International Corp.	870	12
O-I Glass, Inc. (a)	17,319	287
Olin Corp.	16,308	863
Olympic Steel, Inc.	1,099	37
Origin Materials, Inc. (a)	11,624	54
Pactiv Evergreen, Inc.	4,438	50
Piedmont Lithium, Inc. (a)	1,937	85
PureCycle Technologies, Inc. (a) (b)	12,062	82
Quaker Chemical Corp.	1,567	262
Ramaco Resources, Inc.	2,752	24
Ranpak Holdings Corp. (a)	8,254	48
Rayonier Advanced Materials, Inc. (a)	6,970	67
Reliance Steel & Aluminum Co.	6,774	1,371
Royal Gold, Inc.	7,450	840
RPM International, Inc.	14,495	1,413
Ryerson Holding Corp.	2,271	69
Schnitzer Steel Industries, Inc.	2,907	89
Sensient Technologies Corp.	4,723	344
Silgan Holdings, Inc.	9,507	493
Sisecam Resources, LP	584	12
Solitario Zinc Corp. (a)	6,248	4
Sonoco Products Co.	10,956	665
Southern Copper Corp.	9,651	583
Stepan Co.	2,405	256
Summit Materials, Inc. Class A (a)	13,518	384
SunCoke Energy, Inc.	9,370	81
Sylvamo Corp.	4,257	207
The Chemours Co.	17,255	528
The Scotts Miracle-Gro Co.	4,527	220
TimkenSteel Corp. (a)	4,302	78
Tredegar Corp.	2,777	28

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
TriMas Corp.	4,719	$131
Trinseo PLC	3,890	88
U.S. Antimony Corp. (a)	10,369	5
U.S. Gold Corp. (a)	834	4
United States Lime & Minerals, Inc.	232	33
United States Steel Corp.	26,654	668
Universal Stainless & Alloy Products, Inc. (a)	947	7
Valhi, Inc.	257	6
Valvoline, Inc.	20,090	656
Vista Gold Corp. (a)	12,870	6
Warrior Met Coal, Inc.	5,804	201
Westlake Chemical Partners, LP	2,358	55
Westlake Corp.	3,776	387
Worthington Industries, Inc.	3,429	170
		28,652
Real Estate (6.3%):
Acadia Realty Trust	10,666	153
Agree Realty Corp.	9,851	699
Alexander & Baldwin, Inc.	8,088	152
Alexander's, Inc.	243	53
Alpine Income Property Trust, Inc.	1,239	24
American Assets Trust, Inc.	5,496	146
American Finance Trust, Inc.	14,974	89
American Homes 4 Rent Class A	34,335	1,035
American Realty Investors, Inc. (a)	165	4
Americold Realty Trust, Inc.	30,571	865
AMREP Corp. (a)	322	4
Anywhere Real Estate, Inc. (a)	12,591	80
Apartment Income REIT Corp.	17,499	600
Apartment Investment and Management Co.	16,059	114
Apple Hospitality REIT, Inc.	24,158	381
Armada Hoffler Properties, Inc.	7,533	87
Ashford Hospitality Trust, Inc. (a)	3,876	17
Bluerock Homes Trust, Inc. (a)	339	7
Braemar Hotels & Resorts, Inc.	6,569	27
Brandywine Realty Trust	19,082	117
Brixmor Property Group, Inc.	33,670	763
Broadstone Net Lease, Inc.	19,254	312
BRT Apartments Corp.	1,306	26
CareTrust REIT, Inc.	10,792	201
CBL & Associates Properties, Inc. (b)	3,143	73
Centerspace	1,727	101
Chatham Lodging Trust	5,373	66
CIM Commercial Trust Corp.	1,239	6
Clipper Realty, Inc.	1,495	10
Community Healthcare Trust, Inc.	2,621	94
Compass, Inc. Class A (a)	28,937	67
CorEnergy Infrastructure Trust, Inc. (b)	1,624	3
Corporate Office Properties Trust	12,759	331
Cousins Properties, Inc.	17,015	430

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
CTO Realty Growth, Inc.	2,262	$41
CubeSmart	25,219	1,015
DiamondRock Hospitality Co.	23,459	192
DigitalBridge Group, Inc.	18,229	199
Diversified Healthcare Trust	26,867	17
Doma Holdings, Inc. (a)	7,794	4
Douglas Elliman, Inc.	7,656	31
Douglas Emmett, Inc.	18,953	297
Easterly Government Properties, Inc.	9,895	141
EastGroup Properties, Inc.	4,895	725
Elme Communities	9,820	175
Empire State Realty Trust, Inc.	14,949	101
EPR Properties	8,428	318
Equity Commonwealth	12,246	306
Equity LifeStyle Properties, Inc.	20,062	1,296
Essential Properties Realty Trust, Inc.	15,867	372
eXp World Holdings, Inc. (b)	8,442	94
Farmland Partners, Inc.	5,699	71
Fathom Holdings, Inc. (a) (b)	910	4
First Industrial Realty Trust, Inc.	14,839	716
Five Point Holdings LLC Class A (a)	7,290	17
Forestar Group, Inc. (a)	2,033	31
Four Corners Property Trust, Inc.	9,153	237
Franklin Street Properties Corp.	11,131	30
FRP Holdings, Inc. (a)	676	36
Gaming and Leisure Properties, Inc.	27,669	1,441
Getty Realty Corp.	4,773	162
Gladstone Commercial Corp.	4,397	81
Gladstone Land Corp.	3,611	66
Global Medical REIT, Inc.	6,990	66
Global Net Lease, Inc.	11,768	148
Healthcare Realty Trust, Inc.	42,757	824
Hersha Hospitality Trust	3,775	32
Highwoods Properties, Inc.	11,818	331
Hudson Pacific Properties, Inc.	15,595	152
Independence Realty Trust, Inc.	24,951	421
Indus Realty Trust, Inc.	891	57
Industrial Logistics Properties Trust	7,277	24
Innovative Industrial Properties, Inc.	3,143	319
iStar, Inc.	9,302	71
JBG SMITH Properties	12,853	244
Jones Lang LaSalle, Inc. (a)	5,384	858
Kennedy-Wilson Holdings, Inc.	13,292	209
Kilroy Realty Corp.	12,999	503
Kite Realty Group Trust	24,619	518
Lamar Advertising Co. Class A	9,788	924
Life Storage, Inc.	9,481	934
LTC Properties, Inc.	4,505	160
LXP Industrial Trust	30,813	309
Marcus & Millichap, Inc.	2,812	97

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Medical Properties Trust, Inc.	67,302	$750
National Health Investors, Inc.	4,815	251
National Retail Properties, Inc.	19,900	911
National Storage Affiliates Trust	9,685	350
NETSTREIT Corp.	6,735	123
New York City REIT, Inc. Class A	997	2
Newmark Group, Inc. Class A	16,477	131
NexPoint Residential Trust, Inc.	2,591	113
Offerpad Solutions, Inc. (a)	5,533	3
Office Properties Income Trust	5,279	70
Omega Healthcare Investors, Inc.	26,570	743
One Liberty Properties, Inc.	1,822	41
Opendoor Technologies, Inc. (a)	52,817	61
Orion Office REIT, Inc.	6,106	52
Outfront Media, Inc.	16,011	265
Paramount Group, Inc.	21,228	126
Park Hotels & Resorts, Inc.	25,008	295
Pebblebrook Hotel Trust	14,620	196
Phillips Edison & Co., Inc.	13,245	422
Physicians Realty Trust	25,172	364
Piedmont Office Realty Trust, Inc. Class A	13,864	127
Plymouth Industrial REIT, Inc.	4,509	86
Postal Realty Trust, Inc. Class A	1,983	29
PotlatchDeltic Corp.	8,885	391
Rafael Holdings, Inc. Class B (a) (b) (e)	1,272	2
Rayonier, Inc.	16,452	542
RE/MAX Holdings, Inc.	2,024	38
Redfin Corp. (a)	11,939	51
Retail Opportunity Investments Corp.	13,710	206
Rexford Industrial Realty, Inc.	19,415	1,061
RLJ Lodging Trust	18,101	192
RPT Realty	9,473	95
Ryman Hospitality Properties, Inc.	6,072	497
Sabra Health Care REIT, Inc.	25,689	319
Safehold, Inc.	2,184	63
Saul Centers, Inc.	1,491	61
Seritage Growth Properties Class A (a) (b)	4,070	48
Service Properties Trust	18,367	134
SITE Centers Corp.	20,891	285
SL Green Realty Corp.	7,298	246
Sotherly Hotels, Inc. (a)	1,735	3
Spirit Realty Capital, Inc.	15,319	612
STAG Industrial, Inc.	20,340	657
STORE Capital Corp.	31,762	1,018
Summit Hotel Properties, Inc.	11,768	85
Sun Communities, Inc.	13,716	1,961
Sunstone Hotel Investors, Inc.	23,614	228
Tanger Factory Outlet Centers, Inc.	11,490	206
Tejon Ranch Co. (a)	2,796	53
Terreno Realty Corp.	8,317	473

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
The Howard Hughes Corp. (a)	5,608	$429
The InterGroup Corp. (a)	79	4
The Macerich Co.	24,132	272
The RMR Group, Inc. Class A	1,601	45
The St. Joe Co.	6,485	251
UMH Properties, Inc.	5,624	91
Uniti Group, Inc.	26,118	144
Universal Health Realty Income Trust	1,441	69
Urban Edge Properties	12,929	182
Urstadt Biddle Properties, Inc.	291	5
Urstadt Biddle Properties, Inc. Class A	3,320	63
Veris Residential, Inc. (a)	10,130	161
WeWork, Inc. Class A (a) (b)	24,152	35
Whitestone REIT	5,211	50
WP Carey, Inc.	21,675	1,694
Xenia Hotels & Resorts, Inc.	12,848	169
Zillow Group, Inc. Class A (a)	6,492	203
Zillow Group, Inc. Class C (a)	17,975	579
		42,038
Utilities (2.3%):
ALLETE, Inc.	6,412	414
Altus Power, Inc. (a) (b)	6,673	43
American States Water Co.	4,152	384
Artesian Resources Corp. Class A	935	55
Avangrid, Inc.	7,898	339
Avista Corp.	8,200	364
Black Hills Corp.	7,312	514
Cadiz, Inc. (a)	3,738	9
California Water Service Group	6,107	370
Chesapeake Utilities Corp.	1,953	231
Clearway Energy, Inc. Class A	3,652	109
Clearway Energy, Inc. Class C	9,142	291
Essential Utilities, Inc.	29,754	1,420
Genie Energy Ltd. Class B	1,821	19
Global Water Resources, Inc.	1,029	14
Hawaiian Electric Industries, Inc.	12,295	515
IDACORP, Inc.	5,681	613
MGE Energy, Inc.	4,104	289
Middlesex Water Co.	1,959	154
Montauk Renewables, Inc. (a)	4,889	54
National Fuel Gas Co.	9,967	631
New Jersey Resources Corp.	10,921	542
NextEra Energy Partners, LP	9,332	654
Northwest Natural Holding Co.	3,912	186
NorthWestern Corp.	6,309	374
OGE Energy Corp.	22,721	899
ONE Gas, Inc.	6,021	456
Ormat Technologies, Inc.	6,348	549
Otter Tail Corp.	4,252	250
PNM Resources, Inc.	9,644	471

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Portland General Electric Co.	10,027	$491
Pure Cycle Corp. (a)	2,613	27
RGC Resources, Inc.	879	19
SJW Group	3,021	245
South Jersey Industries, Inc.	13,760	489
Southwest Gas Holdings, Inc.	7,529	466
Spire, Inc.	5,779	398
Star Group, LP	3,546	43
Suburban Propane Partners, LP	6,845	104
Sunnova Energy International, Inc. (a)	11,191	202
The York Water Co.	1,603	72
UGI Corp.	23,526	872
Unitil Corp.	1,783	92
Via Renewables, Inc.	1,368	7
Vistra Corp.	45,362	1,052
		15,792
Total Common Stocks (Cost $478,739)		667,786
Preferred Stocks (0.0%) (f)
Communication Services (0.0%):
SRAX, Inc. (a) (d) (e)	3,374	—	(g)
Total Preferred Stocks (Cost $—) (g)		—	(g)
Rights (0.0%) (f)
Health Care (0.0%):
Achillion Pharmaceuticals (a) (d) (e)	22,837	5
Akouos, Inc. (a) (d) (e)	2,413	2
Applied Genetics (a) (d) (e)	7,439	1
Epizyme, Inc. (a) (d) (e)	15,309	—	(g)
Flexion Therapeutics, Inc. (a) (b) (d) (e)	6,526	—	(g)
F-Star Therapeutics (a) (d) (e)	1,298	—
Gemini Therapeutics (a) (d) (e)	2,307	—
Miragen Therapeutics, Inc. (a) (d) (e)	7,890	—
Ocuphire Pharma (a) (d) (e)	168	—	(g)
Palisade Bio, Inc. (a) (d) (e)	2,758	1
Prevail Therapeutics, Inc. (a) (d) (e)	4,938	2
Progenics Pharmaceuticals, Inc. (a) (d) (e)	10,103	3
Tetraphase Pharmaceutical (a) (d) (e)	1,178	—	(g)
Unum Therapeutics, Inc. (a) (d) (e)	2,673	—
Xeris Biopharma Holdings, Inc. (a) (d) (e)	8,140	1
Zogenix, Inc. (a) (d) (e)	6,844	5
		20
Industrials (0.0%):
Communications Systems I (d) (e)	259	—
Information Technology (0.0%):
Zagg, Inc. (d) (e)	4,570	—	(g)
Total Rights (Cost $7)		20

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Warrants (0.0%) (f)
Health Care (0.0%):
Galectin Therapeutics, Inc. Class B (a) (d) (e)	7,552	$—
Industrials (0.0%):
Triumph Group, Inc. (a)	2,192	1
Total Warrants (Cost $—)		1
Mutual Funds (0.0%) (f)
180 Degree Capital Corp. (a)	1,071	6
OFS Credit Co., Inc.	857	7
Total Mutual Funds (Cost $16)		13
Collateral for Securities Loaned (3.0%)^
Goldman Sachs Financial Square Government Fund Institutional Shares, 4.14% (h)	5,104,720	5,105
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.13% (h)	5,104,720	5,104
Invesco Government & Agency Portfolio, Institutional Shares, 4.22% (h)	5,104,720	5,105
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.08% (h)	5,104,720	5,105
Total Collateral for Securities Loaned (Cost $20,419)		20,419
Total Investments (Cost $499,181) — 102.4%		688,239
Liabilities in excess of other assets — (2.4)%		(16,313)
NET ASSETS — 100.00%		$671,926

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Affiliated security. (See Note 8 in the Notes to Financial Statements)

(d)    Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.01% of net assets as of December 31, 2022. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(e)    The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. At December 31, 2022, illiquid securities were 0.01% of the Fund's net assets.

(f)  Amount represents less than 0.05% of net assets.

(g)  Rounds to less than $1 thousand.

(h)  Rate disclosed is the daily yield on December 31, 2022.

LLC — Limited Liability Company

LP — Limited Partnership

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

PLC — Public Limited Company

REIT — Real Estate Investment Trust

Futures Contracts Purchased
(Amounts not in thousands)
	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini Russell 2000 Index Futures	42	3/17/23	$3,734,859	$3,718,890	$(15,969)
Total unrealized appreciation					$—
Total unrealized depreciation					(15,969)
Total net unrealized appreciation (depreciation)					$(15,969)

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Assets and Liabilities December 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Extended Market Index Fund
Assets:
Affiliated investments, at value (Cost $82)	$90
Unaffiliated investments, at value (Cost $499,099)	688,149	(a)
Cash	2,350
Deposit with broker for futures contracts	1,366
Receivables:
Interest and dividends	936
Capital shares issued	170
Variation margin on open futures contracts	1
Prepaid expenses	12
Total Assets	693,074
Liabilities:
Payables:
Collateral received on loaned securities	20,419
Capital shares redeemed	470
Variation margin on open futures contracts	16
Accrued expenses and other payables:
Investment advisory fees	59
Administration fees	88
Custodian fees	5
Transfer agent fees	42
Compliance fees	1
Trustees' fees	—	(b)
Other accrued expenses	48
Total Liabilities	21,148
Net Assets:
Capital	492,275
Total accumulated earnings/(loss)	179,651
Net Assets	$671,926
Shares (unlimited number of shares authorized with no par value):	38,780
Net asset value, offering and redemption price per share: (c)	$17.33

(a)  Includes $19,136 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Operations For the Year Ended December 31, 2022

(Amounts in Thousands)

USAA Extended Market Index Fund
Investment Income:
Dividends from affiliated investments	$2
Dividends from unaffiliated investments	10,572
Interest from unaffiliated investments	50
Securities lending (net of fees)	1,385
Foreign tax withholding	(4)
Total Income	12,005
Expenses:
Investment advisory fees	770
Administration fees	1,156
Sub-Administration fees	29
Custodian fees	36
Transfer agent fees	517
Trustees' fees	47
Compliance fees	7
Legal and audit fees	66
State registration and filing fees	29
Interfund lending fees	— (a)
Other expenses	134
Total Expenses	2,791
Net Investment Income (Loss)	9,214
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from affiliated investment securities	1
Net realized gains (losses) from unaffiliated investment securities	32,015
Net realized gains (losses) from futures contracts	(520)
Net change in unrealized appreciation/depreciation on affiliated investment securities	(19)
Net change in unrealized appreciation/depreciation on unaffiliated investment securities	(268,439)
Net change in unrealized appreciation/depreciation on futures contracts	(438)
Net realized/unrealized gains (losses) on investments	(237,400)
Change in net assets resulting from operations	$(228,186)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Extended Market Index Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$9,214	$7,676
Net realized gains (losses)	31,496	84,431
Net change in unrealized appreciation/depreciation	(268,896)	47,480
Change in net assets resulting from operations	(228,186)	139,587
Change in net assets resulting from distributions to shareholders	(55,787)	(150,843)
Change in net assets resulting from capital transactions	(14,006)	75,050
Change in net assets	(297,979)	63,794
Net Assets:
Beginning of period	969,905	906,111
End of period	$671,926	$969,905
Capital Transactions:
Proceeds from shares issued	$33,788	$86,369
Distributions reinvested	54,118	146,754
Cost of shares redeemed	(101,912)	(158,073)
Change in net assets resulting from capital transactions	$(14,006)	$75,050
Share Transactions:
Issued	1,626	3,073
Reinvested	2,987	6,095
Redeemed	(5,027)	(5,646)
Change in Shares	(414)	3,522

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Extended Market Index Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$24.75	$25.40	$20.01	$16.14	$18.98
Investment Activities:
Net investment income (loss)	0.24 (a)	0.22 (a)	0.18 (a)	0.20 (a)	0.17
Net realized and unrealized gains (losses)	(6.14)	3.58	6.05	4.31	(1.96)
Total from Investment Activities	(5.90)	3.80	6.23	4.51	(1.79)
Distributions to Shareholders From:
Net investment income	(0.25)	(0.23)	(0.21)	(0.26)	(0.17)
Net realized gains from investments	(1.27)	(4.22)	(0.63)	(0.38)	(0.88)
Total Distributions	(1.52)	(4.45)	(0.84)	(0.64)	(1.05)
Net Asset Value, End of Period	$17.33	$24.75	$25.40	$20.01	$16.14
Total Return (b)	(24.03)%	15.61%	31.20%	27.94%	(9.70)%
Ratios to Average Net Assets:
Net Expenses (c) (d)	0.36%	0.34%	0.38%	0.41%	0.43	%(e)
Net Investment Income (Loss)	1.20%	0.77%	0.91%	1.06%	0.90	%(e)
Gross Expenses (d)	0.36%	0.34%	0.38%	0.41%	0.43	%(e)
Supplemental Data:
Net Assets at end of period (000's)	$671,926	$969,905	$906,111	$788,664	$656,406
Portfolio Turnover	21%	24%	31%	24%	12	%(f)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(c)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in the Note 4 of the accompanying Notes to the Financial statements.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Prior to February 24, 2018, the Fund was a feeder fund in a master-feeder structure investing in Master Extended Market Index Series ("the Series") before converting to a stand-alone fund. Expenses include expenses allocated to the Fund by the Series prior to the conversion.

(f)  Reflects the period of February 24, 2018 to December 31, 2018, after the Fund converted to a stand-alone fund.

See notes to financial statements.

USAA Mutual Funds Trust	Notes to Financial Statements December 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Extended Market Index Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Trust's Board of Trustees' (the "Board"), has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3		Total
Common Stocks	$667,764	$—	$22		$667,786
Preferred Stocks	—	—	—	(a)	—
Rights	—	—	20		20
Warrants	1	—	—		1
Mutual Funds	13	—	—		13
Collateral for Securities Loaned	20,419	—	—		20,419
Total	$688,197	$—	$42		$688,239
Other Financial Investments*
Liabilities:
Futures Contracts	$(16)	$—	$—		$(16)
Total	$(16)	$—	$—		$(16)

*  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

(a)  Amount is less than $1 thousand.

As of December 31, 2022, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the year ended December 31, 2022, the Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022 (amounts in thousands):

Liabilities
Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$16

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$(520)	$(438)

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of December 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$19,136	$—	$20,419

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions.

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$160,127	$214,007

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended December 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

daily and paid monthly at an annualized rate of 0.15%, which is based on the Fund's average daily net assets. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the year ended December 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of December 31, 2022, the expense limit (excluding voluntary waivers) was 0.43%.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months)

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of December 31, 2022, there are no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Small-Capitalization and Mid-Capitalization Stock Risk — The Fund invests in small- and mid-capitalization companies, which may be more vulnerable than larger companies to adverse business or economic conditions. Securities of small- and mid-capitalization companies may be less liquid and more volatile than securities of larger companies or the market in general and, therefore, may involve greater risk than investing in securities of larger companies.

Derivatives Risk — The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, proposed and current regulations may limit the Fund's ability to invest in derivatives.

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from January 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through December 31, 2022, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund that utilized this Facility during the year ended December 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at December 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,449	1	0.58%	$1,449

*  For the year ended December 31, 2022, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2022, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(1,352)	$1,352

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended December 31, 2022				Year Ended December 31, 2021
Distributions paid from				Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$9,315	$46,472	$55,787	$55,787	$13,860	$136,983	$150,843	$150,843

As of December 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
$(23)	$179,674	$179,651

*  Qualified late-year losses are comprised of certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, passive foreign investment companies, REIT adjustments and derivatives.

As of December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.

As of December 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$508,565	$276,772	$(97,098)	$179,674

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

8. Affiliated Securities:

An affiliated security is a security in which a Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM as of the year ended December 31, 2022. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on a Fund's Schedule of Portfolio Investments.

Section 12(d)(3) of the 1940 Act, and Rule 12d3-1(c) under the 1940 Act, generally prohibit a fund from purchasing the securities issued by, among other entities, a fund's investment adviser. When a fund's investment objective is to track the performance of an unaffiliated index by investing in the stocks that comprise that index, the staff of the SEC has taken the position that, subject to certain conditions, the fund may establish and maintain a position in the common stock of an affiliate of the fund's investment adviser in an amount approximately in proportion to the percentage that the stock is represented in the index. In seeking to provide investment results that closely correspond to its respective unaffiliated index, one or more Funds may hold the securities of Victory Capital Holdings, Inc., the parent company of VCM and other Fund service providers.

Transactions in affiliated securities during the year ended December 31, 2022, were as follows (amounts in thousands):

	Fair Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2022	Dividend Income
Victory Capial Holdings Inc.	$65	$45	$(2)	$1	$—	$(19)	$90	$2

9. Subsequent Event

On June 29, 2022, the Board approved a change to the Fund's fiscal year-end from December 31 to April 30, with an effective date of April 30, 2023.

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust will change from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectuses, statutory prospectuses, and SAIs will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectuses, statutory prospectuses, and SAIs will be replaced with the new names as follows:

Old Name	New Name
USAA Extended Market Index Fund	Victory Extended Market Index Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. Investment Franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectuses, statutory prospectuses, and SAIs, will be replaced.

Please note that there will be no changes in the management of the Funds or to the Funds' ticker symbols.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Extended Market Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Extended Market Index Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
February 28, 2023

USAA Mutual Funds Trust	Supplemental Information December 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022, through December 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value 12/31/22	Actual Expenses Paid During Period 7/1/22-12/31/22*	Hypothetical Expenses Paid During Period 7/1/22-12/31/22*	Annualized Expense Ratio During Period 7/1/22-12/31/22
$1,000.00	$1,026.30	$1,023.34	$1.89	$1.89	0.37%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended December 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2022 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Long-Term Capital Gain Distributions
78%	80%	$47,888

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Extended Market Index Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity program, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate, which includes advisory and administrative services, was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund. The Board also noted the high level of correlation between the Fund and its benchmark index and the relatively low tracking error between the Fund and its benchmark index, and noted that it reviews such information on a periodic basis.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one- and three-year periods ended June 30, 2022, was below the average of its performance universe and its Lipper index for the five-year period ended June 30, 2022, and was above the average of its performance universe and below its Lipper index for the ten-year period ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including, the reasons for the Fund's underperformance for certain periods, the Fund's more recent improved performance, and the extent to which the Fund met its investment objective of seeking to track its designated index.

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and in view of the Fund's investment objective of seeking to track its designated index; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

37733-0223

DECEMBER 31, 2022

Annual Report

USAA Nasdaq-100 Index Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	17
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	33
Supplemental Information (Unaudited)	34
Trustee and Officer Information	34
Proxy Voting and Portfolio Holdings Information	40
Expense Examples	40
Additional Federal Income Tax Information	41
Advisory Contract Approval	42
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Our most recent annual reporting period ending December 31, 2022, was filled with epic challenges. Even the most seasoned investors who have been through more than one economic cycle have not witnessed financial markets like this in a long time, if ever.

Consider what transpired and how the investing backdrop changed so abruptly. The year began well enough with ample liquidity and an encouraging outlook for corporate profits. But that optimism faded early and was punctuated by the start of a terrible war in Eastern Europe. This fueled rising energy prices and intensified an inflation problem that was proving to be more than "transitory."

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") pivoted to a far more restrictive monetary policy than anyone anticipated. Over the course of 2022, the Fed boosted the Fed funds interest rate on seven different occasions by a total of 4.5 percentage points. And if that wasn't enough, zero-Covid policies in China further exacerbated supply chain issues and dampened the outlook for global growth.

As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world. The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of more than 18% for our annual reporting period.

Perhaps what made 2022 even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not this past year. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 13%, its worst annual performance since the 1970s. That's not exactly the offset to equity performance that many investors were expecting from bonds.

It was a tough year, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets; and even when markets snap back sharply (as happened this past July and October), investors often wonder if they have missed an opportunity.

Through all of the challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Nasdaq-100 Index Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions over the reporting period?

At the beginning of the reporting period, the Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish U.S. Federal Reserve (the "Fed"), and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg US Aggregate Bond Index in 40 years. Equity markets did not fare any better as the bellwether S&P 500® Index also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

The second quarter of 2022 saw continued pressure on stocks and bonds. The Fed's hawkish pivot, which started in the fourth quarter of 2021 continued to put pressure on equity multiples, especially for long-duration growth stocks. With inflation readings hitting four-decade highs, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession. This risk contributed to the heightened stock market volatility, in addition to mounting COVID-19 related lockdowns in China, rising oil prices, and the ongoing conflict between Russia and the Ukraine.

In the third quarter, global equities declined, continuing the downward trend from the first half of 2022. The quarter began with a rally that continued into mid-August, on hopes that the Fed would pivot toward a more accommodative policy. However, messaging from the Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding a recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global Equities rebounded in the fourth quarter, trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from the Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 bps in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

4

USAA Nasdaq-100 Index Fund

Manager's Commentary (continued)

•  How did the USAA Nasdaq-100 Index Fund (the "Fund") perform during the reporting period?

The Fund has five share classes: Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares. The Fund closely tracked its benchmark, the broad-based Nasdaq-100 Index (the "Index"), during the reporting period ended December 31, 2022. The Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares had total returns of -32.69%, -32.70%, -32.87%, -33.37%, and -32.62%, respectively. This compares to the total return of -32.38% for the Index. The Index represents 100 of the largest nonfinancial companies listed on The Nasdaq Stock Market® and is not available for direct investment.

•  Please describe sector performance during the reporting period.

During the year, the Fund had a negative absolute return. The three largest sectors, information technology, communication services, and consumer discretionary, which account for nearly 80% of the Fund, were negative. The Fund had a small allocation to derivatives during the period that did not have a material impact on performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA Nasdaq-100 Index Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Fund Shares	Institutional Shares	Class A		Class C		R6 Shares
INCEPTION DATE	10/27/00	6/29/20	6/29/20		6/29/20		3/1/17
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Nasdaq-100 Index[1]	Russell 1000® Growth Index[2]
One Year	–32.69%	–32.70%	–32.87%	–34.38%	–33.37%	–34.02%	–32.62%	–32.38%	–29.14%
Five Year	11.87%	N/A	N/A	N/A	N/A	N/A	11.99%	12.36%	10.96%
Ten Year	15.85%	N/A	N/A	N/A	N/A	N/A	N/A	16.45%	14.10%
Since Inception	N/A	4.14%	3.88%	2.95%	3.11%	3.11%	13.57%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Nasdaq-100 Index Fund — Growth of $10,000

1The Nasdaq-100 Index is an unmanaged index composed of 100 of the largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market based on market capitalization. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Nasdaq-100 Index Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index. The Nasdaq-100 Index (the "Index") represents 100 of the largest nonfinancial stocks traded on The Nasdaq Stock Market®.

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Nasdaq-100 Index Fund	Schedule of Portfolio Investments December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.5%)
Communication Services (16.0%):
Activision Blizzard, Inc.	255,423	$19,553
Alphabet, Inc. Class A (a)	1,531,548	135,129
Alphabet, Inc. Class C (a)	1,531,077	135,853
Charter Communications, Inc. Class A (a)	50,806	17,228
Comcast Corp. Class A	1,407,934	49,235
Electronic Arts, Inc.	90,103	11,009
Meta Platforms, Inc. Class A (a)	733,892	88,317
Netflix, Inc. (a)	145,240	42,828
Sirius XM Holdings, Inc. (b)	1,269,415	7,413
T-Mobile U.S., Inc. (a)	406,050	56,847
Warner Bros Discovery, Inc. (a)	792,547	7,513
		570,925
Communications Equipment (1.8%):
Cisco Systems, Inc.	1,340,748	63,873
Consumer Discretionary (14.2%):
Airbnb, Inc. Class A (a)	129,974	11,113
Amazon.com, Inc. (a)	2,566,466	215,583
Booking Holdings, Inc. (a)	12,660	25,513
Dollar Tree, Inc. (a)	72,187	10,210
eBay, Inc.	177,106	7,345
JD.com, Inc., ADR	158,547	8,899
Lucid Group, Inc. (a) (b)	548,437	3,746
Lululemon Athletica, Inc. (a)	39,916	12,788
Marriott International, Inc. Class A	103,308	15,382
MercadoLibre, Inc. (a)	16,415	13,891
O'Reilly Automotive, Inc. (a)	20,423	17,238
Pinduoduo, Inc., ADR (a)	152,765	12,458
Rivian Automotive, Inc. Class A (a)	298,015	5,492
Ross Stores, Inc.	113,270	13,147
Starbucks Corp.	374,604	37,161
Tesla, Inc. (a)	794,407	97,855
		507,821
Consumer Staples (6.6%):
Costco Wholesale Corp.	144,451	65,942
Keurig Dr Pepper, Inc.	462,217	16,483
Mondelez International, Inc. Class A	445,692	29,705
Monster Beverage Corp. (a)	170,280	17,288
PepsiCo, Inc.	449,638	81,232
The Kraft Heinz Co.	399,776	16,275
Walgreens Boots Alliance, Inc.	282,246	10,545
		237,470
Energy (0.5%):
Baker Hughes Co.	326,846	9,652
Diamondback Energy, Inc.	57,440	7,856
		17,508

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Nasdaq-100 Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (7.2%):
Align Technology, Inc. (a)	25,493	$5,376
Amgen, Inc.	174,142	45,737
AstraZeneca PLC, ADR	199,383	13,518
Biogen, Inc. (a)	46,997	13,014
Dexcom, Inc. (a)	126,062	14,275
Gilead Sciences, Inc.	409,343	35,142
IDEXX Laboratories, Inc. (a)	27,029	11,027
Illumina, Inc. (a)	51,337	10,380
Intuitive Surgical, Inc. (a)	115,333	30,604
Moderna, Inc. (a)	125,384	22,522
Regeneron Pharmaceuticals, Inc. (a)	34,949	25,215
Seagen, Inc. (a)	60,595	7,787
Vertex Pharmaceuticals, Inc. (a)	83,776	24,193
		258,790
Industrials (4.0%):
Cintas Corp.	33,141	14,967
Copart, Inc. (a)	155,448	9,465
CoStar Group, Inc. (a)	132,730	10,257
CSX Corp.	686,156	21,257
Fastenal Co.	186,930	8,846
Honeywell International, Inc.	219,424	47,023
Old Dominion Freight Line, Inc.	36,058	10,233
PACCAR, Inc.	113,500	11,233
Verisk Analytics, Inc.	51,040	9,004
		142,285
IT Services (2.9%):
Automatic Data Processing, Inc.	135,386	32,338
Cognizant Technology Solutions Corp. Class A	167,727	9,592
Fiserv, Inc. (a)	207,252	20,947
Paychex, Inc.	117,623	13,593
PayPal Holdings, Inc. (a)	372,067	26,499
		102,969
Semiconductors & Semiconductor Equipment (14.9%):
Advanced Micro Devices, Inc. (a)	526,219	34,083
Analog Devices, Inc.	166,217	27,265
Applied Materials, Inc.	280,776	27,342
ASML Holding NV, NYS	28,833	15,754
Broadcom, Inc.	132,179	73,905
Enphase Energy, Inc. (a)	44,361	11,754
GlobalFoundries, Inc. (a) (b)	177,894	9,587
Intel Corp.	1,346,915	35,599
KLA Corp.	46,252	17,439
Lam Research Corp.	44,510	18,708
Marvell Technology, Inc.	278,260	10,307
Microchip Technology, Inc.	179,505	12,610
Micron Technology, Inc.	354,816	17,734
NVIDIA Corp.	802,862	117,330

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Nasdaq-100 Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
NXP Semiconductors NV	84,573	$13,365
QUALCOMM, Inc.	365,857	40,222
Texas Instruments, Inc.	296,201	48,938
		531,942
Software (18.3%):
Adobe, Inc. (a)	151,728	51,061
ANSYS, Inc. (a)	28,431	6,869
Atlassian Corp. Class A (a)	48,391	6,227
Autodesk, Inc. (a)	70,449	13,165
Cadence Design Systems, Inc. (a)	89,528	14,382
Crowdstrike Holdings, Inc. Class A (a)	71,240	7,501
Datadog, Inc. Class A (a)	95,315	7,006
Fortinet, Inc. (a)	254,969	12,465
Intuit, Inc.	91,685	35,685
Microsoft Corp.	1,867,544	447,874
Palo Alto Networks, Inc. (a)	98,679	13,770
Synopsys, Inc. (a)	49,905	15,934
Workday, Inc. Class A (a)	65,926	11,031
Zoom Video Communications, Inc. Class A (a)	80,173	5,431
Zscaler, Inc. (a)	47,066	5,267
		653,668
Technology Hardware, Storage & Peripherals (11.7%):
Apple, Inc.	3,218,862	418,227
Utilities (1.4%):
American Electric Power Co., Inc.	167,708	15,924
Constellation Energy Corp.	106,728	9,201
Exelon Corp.	324,324	14,020
Xcel Energy, Inc.	178,604	12,522
		51,667
Total Common Stocks (Cost $1,925,574)		3,557,145
Collateral for Securities Loaned (0.6%)^
Goldman Sachs Financial Square Government Fund Institutional Shares, 4.14% (c)	5,234,444	5,234
HSBC U.S. Government Money Market Fund Institutional Shares, 4.13% (c)	5,234,444	5,235
Invesco Government & Agency Portfolio Institutional Shares, 4.22% (c)	5,234,444	5,235
Morgan Stanley Institutional Liquidity Government Portfolio Institutional Shares, 4.08% (c)	5,234,444	5,234
Total Collateral for Securities Loaned (Cost $20,938)		20,938
Total Investments (Cost $1,946,512) — 100.1%		3,578,083
Liabilities in excess of other assets — (0.1)%		(2,250)
NET ASSETS — 100.00%		$3,575,833

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Nasdaq-100 Index Fund	Schedule of Portfolio Investments — continued December 31, 2022

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2022.

ADR — American Depositary Receipt

NYS — New York Registered Shares

PLC — Public Limited Company

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Futures	88	3/17/23	$20,280,238	$19,399,160	$(881,078)
Total unrealized appreciation					$—
Total unrealized depreciation					(881,078)
Total net unrealized appreciation (depreciation)					$(881,078)

See notes to financial statements.

11

USAA Mutual Funds Trust	Statement of Assets and Liabilities December 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Nasdaq-100 Index Fund
Assets:
Investments, at value (Cost $1,946,512)	$3,578,083	(a)
Cash	17,245
Deposit with broker for futures contracts	1,779
Receivables:
Interest and dividends	1,622
Capital shares issued	2,413
Variation margin on open futures contracts	6
From Adviser	7
Prepaid expenses	45
Total Assets	3,601,200
Liabilities:
Payables:
Collateral received on loaned securities	20,938
Capital shares redeemed	2,971
Variation margin on open futures contracts	18
Accrued expenses and other payables:
Investment advisory fees	630
Administration fees	442
Custodian fees	26
Transfer agent fees	232
Compliance fees	3
12b-1 fees	3
Other accrued expenses	104
Total Liabilities	25,367
Net Assets:
Capital	2,046,005
Total accumulated earnings/(loss)	1,529,828
Net Assets	$3,575,833
Net Assets
Fund Shares	$2,904,735
Institutional Shares	579,072
Class A	17,660
Class C	3,134
R6 Shares	71,232
Total	$3,575,833
Shares (unlimited number of shares authorized with no par value):
Fund Shares	103,863
Institutional Shares	20,686
Class A	633
Class C	114
R6 Shares	2,547
Total	127,843
Net asset value, offering and redemption price per share: (b)
Fund Shares	$27.97
Institutional Shares	27.99
Class A	27.91
Class C (c)	27.47
R6 Shares	27.97
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$28.55

(a)  Includes $20,498 thousand of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

12

USAA Mutual Funds Trust	Statement of Operations For the Year Ended December 31, 2022

(Amounts in Thousands)

USAA Nasdaq-100 Index Fund
Investment Income:
Dividends	$33,189
Interest	130
Securities lending (net of fees)	1,266
Foreign tax withholding	(44)
Total Income	34,541
Expenses:
Investment advisory fees	7,531
Administration fees — Fund Shares	5,176
Administration fees — Institutional Shares	250
Administration fees — Class A	25
Administration fees — Class C	4
Administration fees — R6 Shares	22
Sub-Administration fees	24
12b-1 fees — Class A	42
12b-1 fees — Class C	29
Custodian fees	167
Transfer agent fees — Fund Shares	2,090
Transfer agent fees — Institutional Shares	250
Transfer agent fees — Class A	17
Transfer agent fees — Class C	3
Transfer agent fees — R6 Shares	4
Trustees' fees	50
Compliance fees	32
Legal and audit fees	64
State registration and filing fees	134
Interfund lending fees	— (a)
Other expenses	624
Recoupment of prior expenses waived/reimbursed by Adviser	5
Total Expenses	16,543
Expenses waived/reimbursed by Adviser	(32)
Net Expenses	16,511
Net Investment Income (Loss)	18,030
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(90,268)
Net realized gains (losses) from futures contracts	(6,258)
Net change in unrealized appreciation/depreciation on investment securities	(1,510,385)
Net change in unrealized appreciation/depreciation on futures contracts	(1,002)
Net realized/unrealized gains (losses) on investments	(1,607,913)
Change in net assets resulting from operations	$(1,589,883)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

13

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Nasdaq-100 Index Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$18,030	$10,782
Net realized gains (losses)	(96,526)	207,823
Net change in unrealized appreciation/depreciation	(1,511,387)	747,873
Change in net assets resulting from operations	(1,589,883)	966,478
Distributions to Shareholders:
Fund Shares	(116,585)	(190,765)
Institutional Shares	(23,561)	(3,536)
Class A	(684)	(560)
Class C	(108)	(127)
R6 Shares	(2,539)	(1,858)
Change in net assets resulting from distributions to shareholders	(143,477)	(196,846)
Change in net assets resulting from capital transactions	730,324	132,287
Change in net assets	(1,003,036)	901,919
Net Assets:
Beginning of period	4,578,869	3,676,950
End of period	$3,575,833	$4,578,869

(continues on next page)

See notes to financial statements.

14

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Nasdaq-100 Index Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$550,521	$656,112
Distributions reinvested	112,885	186,400
Cost of shares redeemed	(626,996)	(737,132)
Total Fund Shares	$36,410	$105,380
Institutional Shares
Proceeds from shares issued	$633,831	$28,155
Distributions reinvested	23,526	3,479
Cost of shares redeemed	(24,292)	(20,827)
Total Institutional Shares	$633,065	$10,807
Class A
Proceeds from shares issued	$16,708	$14,542
Distributions reinvested	684	560
Cost of shares redeemed	(6,666)	(1,480)
Total Class A	$10,726	$13,622
Class C
Proceeds from shares issued	$2,120	$2,833
Distributions reinvested	108	127
Cost of shares redeemed	(981)	(82)
Total Class C	$1,247	$2,878
R6 Shares
Proceeds from shares issued	$56,485	$23,150
Distributions reinvested	2,524	1,838
Cost of shares redeemed	(10,133)	(25,388)
Total R6 Shares	$48,876	$(400)
Change in net assets resulting from capital transactions	$730,324	$132,287

(continues on next page)

See notes to financial statements.

15

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Nasdaq-100 Index Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
Share Transactions:
Fund Shares
Issued	15,752	16,561
Reinvested	3,763	4,428
Redeemed	(18,436)	(18,985)
Total Fund Shares	1,079	2,004
Institutional Shares
Issued	18,719	737
Reinvested	784	82
Redeemed	(732)	(510)
Total Institutional Shares	18,771	309
Class A
Issued	479	343
Reinvested	23	13
Redeemed	(195)	(35)
Total Class A	307	321
Class C
Issued	65	69
Reinvested	4	3
Redeemed	(30)	(2)
Total Class C	39	70
R6 Shares
Issued	1,785	595
Reinvested	84	44
Redeemed	(304)	(655)
Total R6 Shares	1,565	(16)
Change in Shares	21,761	2,688

See notes to financial statements.

16

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Nasdaq-100 Index Fund
	Fund Shares
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$43.16	$35.56	$24.35	$17.69	$17.89
Investment Activities:
Net investment income (loss)	0.16 (a)	0.11 (a)	0.13 (a)	0.13 (a)	0.11
Net realized and unrealized gains (losses)	(14.19)	9.43	11.62	6.74	(0.18)
Total from Investment Activities	(14.03)	9.54	11.75	6.87	(0.07)
Distributions to Shareholders From:
Net investment income	(0.08)	(0.11)	(0.13)	(0.13)	(0.12)
Net realized gains	(1.08)	(1.83)	(0.41)	(0.08)	(0.01)
Total Distributions	(1.16)	(1.94)	(0.54)	(0.21)	(0.13)
Net Asset Value, End of Period	$27.97	$43.16	$35.56	$24.35	$17.69
Total Return (b)	(32.69)%	26.96%	48.30%	38.86%	(0.44)%
Ratios to Average Net Assets:
Net Expenses (c) (d)	0.44%	0.42%	0.44%	0.48%	0.48%
Net Investment Income (Loss)	0.48%	0.27%	0.46%	0.63%	0.64%
Gross Expenses (d)	0.44%	0.42%	0.44%	0.48%	0.48%
Supplemental Data:
Net Assets at end of period (000's)	$2,904,735	$4,436,357	$3,583,838	$2,442,662	$1,750,674
Portfolio Turnover (e)	12%	10%	17%	9%	5%

(continues on next page)

See notes to financial statements.

17

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Nasdaq-100 Index Fund
	Institutional Shares
	Year Ended December 31, 2022	Year Ended December 31, 2021	June 29, 2020(f) through December 31, 2020
Net Asset Value, Beginning of Period	$43.26	$35.64	$27.86
Investment Activities:
Net investment income (loss)	0.16 (a)	0.10 (a)	0.07 (a)
Net realized and unrealized gains (losses)	(14.23)	9.45	8.17
Total from Investment Activities	(14.07)	9.55	8.24
Distributions to Shareholders From:
Net investment income	(0.12)	(0.10)	(0.05)
Net realized gains	(1.08)	(1.83)	(0.41)
Total Distributions	(1.20)	(1.93)	(0.46)
Net Asset Value, End of Period	$27.99	$43.26	$35.64
Total Return (b) (g)	(32.70)%	26.93%	29.60%
Ratios to Average Net Assets:
Net Expenses (c) (d) (h)	0.43%	0.44%	0.44%
Net Investment Income (Loss) (h)	0.52%	0.25%	0.42%
Gross Expenses (d) (h)	0.43%	0.44%	0.47%
Supplemental Data:
Net Assets at end of period (000's)	$579,072	$82,846	$57,240
Portfolio Turnover (e) (g)	12%	10%	17%

(continues on next page)

See notes to financial statements.

18

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Nasdaq-100 Index Fund
	Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021		June 29, 2020(f) through December 31, 2020
Net Asset Value, Beginning of Period	$43.11	$35.64		$27.86
Investment Activities:
Net investment income (loss)	0.08 (a)	(0.01	)(a)(i)	0.02 (a)
Net realized and unrealized gains (losses)	(14.18)	9.44		8.18
Total from Investment Activities	(14.10)	9.43		8.20
Distributions to Shareholders From:
Net investment income	(0.02)	(0.13)		(0.01)
Net realized gains	(1.08)	(1.83)		(0.41)
Total Distributions	(1.10)	(1.96)		(0.42)
Net Asset Value, End of Period	$27.91	$43.11		$35.64
Total Return (excludes sales charges) (b) (g)	(32.87)%	26.60%		29.46%
Ratios to Average Net Assets:
Net Expenses (c) (d) (h)	0.70%	0.70%		0.70%
Net Investment Income (Loss) (h)	0.23%	(0.02)%		0.11%
Gross Expenses (d) (h)	0.82%	1.03%		46.74%
Supplemental Data:
Net Assets at end of period (000's)	$17,660	$14,070		$167
Portfolio Turnover (e) (g)	12%	10%		17%

(continues on next page)

See notes to financial statements.

19

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Nasdaq-100 Index Fund
	Class C
	Year Ended December 31, 2022		Year Ended December 31, 2021		June 29, 2020(f) through December 31, 2020
Net Asset Value, Beginning of Period	$42.74		$35.51		$27.86
Investment Activities:
Net investment income (loss)	(0.17	)(a)	(0.33	)(a)(i)	(0.10	)(a)
Net realized and unrealized gains (losses)	(14.02)		9.39		8.16
Total from Investment Activities	(14.19)		9.06		8.06
Distributions to Shareholders From:
Net investment income	—	(j)	—		—
Net realized gains	(1.08)		(1.83)		(0.41)
Total Distributions	(1.08)		(1.83)		(0.41)
Net Asset Value, End of Period	$27.47		$42.74		$35.51
Total Return (excludes contingent deferred sales charge) (b) (g)	(33.37)%		25.67%		28.95%
Ratios to Average Net Assets:
Net Expenses (c) (d) (h)	1.45%		1.45%		1.45%
Net Investment Income (Loss) (h)	(0.53)%		(0.79)%		(0.61)%
Gross Expenses (d) (h)	1.86%		2.29%		19.93%
Supplemental Data:
Net Assets at end of period (000's)	$3,134		$3,205		$194
Portfolio Turnover (e) (g)	12%		10%		17%

(continues on next page)

See notes to financial statements.

20

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Nasdaq-100 Index Fund
	R6 Shares
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$43.19	$35.57	$24.35	$17.68	$17.89
Investment Activities:
Net investment income (loss)	0.20 (a)	0.15 (a)	0.17 (a)	0.15 (a)	0.12
Net realized and unrealized gains (losses)	(14.21)	9.45	11.63	6.74	(0.18)
Total from Investment Activities	(14.01)	9.60	11.80	6.89	(0.06)
Distributions to Shareholders From:
Net investment income	(0.13)	(0.15)	(0.17)	(0.14)	(0.14)
Net realized gains	(1.08)	(1.83)	(0.41)	(0.08)	(0.01)
Total Distributions	(1.21)	(1.98)	(0.58)	(0.22)	(0.15)
Net Asset Value, End of Period	$27.97	$43.19	$35.57	$24.35	$17.68
Total Return (b)	(32.62)%	27.14%	48.51%	38.99%	(0.38)%
Ratios to Average Net Assets:
Net Expenses (c) (d)	0.32%	0.30%	0.31%	0.39%	0.40%
Net Investment Income (Loss)	0.61%	0.38%	0.59%	0.71%	0.72%
Gross Expenses (d)	0.32%	0.30%	0.31%	0.42%	0.45%
Supplemental Data:
Net Assets at end of period (000's)	$71,232	$42,391	$35,511	$18,877	$12,667
Portfolio Turnover (e)	12%	10%	17%	9%	5%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(c)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(f)  Commencement of operations.

(g)  Not annualized for periods less than one year.

(h)  Annualized for periods less than one year.

(i)  The amount shown reflects a net realized and unrealized loss per share, whereas the statement of operations reflected a net realized and unrealized gain for the period for the Fund in total. The difference in realized and unrealized gains and losses for the Fund versus the class is due to the timing of sales and repurchases of the class in relation to fluctuating market values during the period.

(j)  Amount is less than $0.005 per share.

See notes to financial statements.

21

USAA Mutual Funds Trust	Notes to Financial Statements December 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Nasdaq-100 Index Fund (the "Fund"). The Fund offers five classes of shares: Fund Shares, Institutional Shares, Class A, Class C and R6 Shares. The Fund is classified as non-diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

The Adviser, appointed as the valuation designee by the Trust's Board of Trustees' (the "Board"), has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$3,557,145	$—	$—	$3,557,145
Collateral for Securities Loaned	20,938	—	—	20,938
Total	$3,578,083	$—	$—	$3,578,083
Other Financial Investments*
Liabilities:
Futures Contracts	$(881)	$—	$—	$(881)
Total	$(881)	$—	$—	$(881)

*  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

As of December 31, 2022, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the year ended December 31, 2022, the Fund entered into futures contracts primarily for the strategy of gaining exposure to a particular asset class or securities market.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022 (amounts in thousands):

Liabilities
Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$881

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$(6,258)	$(1,002)

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of December 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$20,498	$—	$20,938

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$1,058,054	$455,695

4. Affiliated Fund Ownership:

The Fund offers shares for investment by other funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

and semi-annual reports may be viewed at vcm.com. As of December 31, 2022, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.0	(a)
USAA Cornerstone Equity Fund	0.2
USAA Target Retirement Income Fund	0.0	(a)
USAA Target Retirement 2030 Fund	0.2
USAA Target Retirement 2040 Fund	0.3
USAA Target Retirement 2050 Fund	0.2
USAA Target Retirement 2060 Fund	0.0	(a)

(a)  Less than 0.05%

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.20% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended December 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15%, 0.15%, and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares, respectively. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Compliance fees.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares, Class A, Class C, and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10%, 0.10%, and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended December 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A and Class C. Amounts incurred and paid to the Distributor for the year ended December 31, 2022, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the year ended December 31, 2022, the Distributor received $1 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of December 31, 2022, the expense limits (excluding voluntary waivers) were 0.48%, 0.44%, 0.70%, 1.45% and 0.40% for Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

As of December 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at December 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$17	$22	$32	$71

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

Derivatives Risk — The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, proposed and current regulations may limit the Fund's ability to invest in derivatives.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from January 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through December 31, 2022, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund that utilized this Facility during the year ended December 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at December 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$5,192	3	0.74%	$6,013

*  For the year ended December 31, 2022, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

(e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2022, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended December 31, 2022				Year Ended December 31, 2021
Distributions paid from				Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$19,093	$124,384	$143,477	$143,477	$34,020	$162,826	$196,846	$196,846

As of December 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$15,545	$15,545	$(71,685)	$1,585,968	$1,529,828

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, REIT adjustments and derivatives.

As of December 31, 2022, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$38,351	$33,334	$71,685

As of December 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,992,115	$1,740,879	$(154,911)	$1,585,968

9. Subsequent Event

On June 29, 2022, the Board approved a change to the Fund's fiscal year-end from December 31 to April 30, with an effective date of April 30, 2023.

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust will change from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectuses, statutory prospectuses, and SAIs will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectuses, statutory prospectuses, and SAIs will be replaced with the new names as follows:

Old Name	New Name
USAA Nasdaq-100 Index Fund	Victory Nasdaq-100 Index Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. Investment Franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectuses, statutory prospectuses, and SAIs, will be replaced.

Please note that there will be no changes in the management of the Funds or to the Funds' ticker symbols.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Nasdaq-100 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Nasdaq-100 Index Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
February 28, 2023

33

USAA Mutual Funds Trust	Supplemental Information December 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

34

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

35

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

36

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

37

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

38

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

39

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022, through December 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value 12/31/22	Actual Expenses Paid During Period 7/1/22- 12/31/22*	Hypothetical Expenses Paid During Period 7/1/22- 12/31/22*	Annualized Expense Ratio During Period 7/1/22- 12/31/22
Fund Shares	$1,000.00	$953.10	$1,022.94	$2.22	$2.29	0.45%
Institutional Shares	1,000.00	952.70	1,023.04	2.12	2.19	0.43%
Class A	1,000.00	951.60	1,021.68	3.44	3.57	0.70%
Class C	1,000.00	947.90	1,017.90	7.12	7.38	1.45%
R6 Shares	1,000.00	953.50	1,023.59	1.58	1.63	0.32%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

40

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended December 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2022 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
100%	100%	$8,161	$124,384

41

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Nasdaq-100 Index Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

42

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity program, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services as well as any fee waivers and reimbursements — was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the median of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for certain share classes of the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund. The Board also noted the high level of correlation between the Fund and the Nasdaq-100 Index and the relatively low tracking error between the Fund and the Nasdaq-100 Index, and noted that it reviews such information on a periodic basis.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended June 30, 2022.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the

43

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

  (Unaudited)

allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the change in size, if any, of each of the Fund's share classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and in view of the Fund's investment objective of seeking to track its designated index; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

44

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

37732-0223

DECEMBER 31, 2022

Annual Report

USAA Ultra Short-Term Bond Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	27
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	42
Supplemental Information (Unaudited)	43
Trustee and Officer Information	43
Proxy Voting and Portfolio Holdings Information	49
Expense Examples	49
Advisory Contract Approval	50
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Our most recent annual reporting period ending December 31, 2022, was filled with epic challenges. Even the most seasoned investors who have been through more than one economic cycle have not witnessed financial markets like this in a long time, if ever.

Consider what transpired and how the investing backdrop changed so abruptly. The year began well enough with ample liquidity and an encouraging outlook for corporate profits. But that optimism faded early and was punctuated by the start of a terrible war in Eastern Europe. This fueled rising energy prices and intensified an inflation problem that was proving to be more than "transitory."

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") pivoted to a far more restrictive monetary policy than anyone anticipated. Over the course of 2022, the Fed boosted the Fed funds interest rate on seven different occasions by a total of 4.5 percentage points. And if that wasn't enough, zero-Covid policies in China further exacerbated supply chain issues and dampened the outlook for global growth.

As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world. The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of more than 18% for our annual reporting period.

Perhaps what made 2022 even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not this past year. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 13%, its worst annual performance since the 1970s. That's not exactly the offset to equity performance that many investors were expecting from bonds.

It was a tough year, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets; and even when markets snap back sharply (as happened this past July and October), investors often wonder if they have missed an opportunity.

Through all of the challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Ultra Short-Term Bond Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions over the reporting period?

Entering 2022, the world was still wrestling with the aftereffects of COVID-19. Global supply chains that functioned so efficiently pre-COVID continued to be disrupted and did not fully normalize in 2022. Simultaneously, the continued rebound in demand for goods and services generally outpaced supply as consumers drew down excess savings while at the same time decreasing their savings rate, stoking inflation. To make matters worse, apart from the human tragedy itself, Russia's invasion of Ukraine in February 2022 added to the supply chain woes and caused a spike in the price of commodities like oil, natural gas, wheat, and fertilizer, to name but a few. That put additional upward pressure on already high inflation and added uncertainty to the financial markets.

During 2022, inflation progressively increased throughout the first half of the year before moderating in the back half. As measured by the Consumer Price Index, a widely recognized inflation yardstick, inflation peaked in June 2022 at 9.1%. Strong demand that overwhelmed a strained global logistics supply chain, a very tight labor market, and higher commodity prices all contributed to the runup in prices.

Entering 2022, the U.S. Federal Reserve Board (the "Fed") finally acknowledged that inflation was not transitory and announced a tapering of the monthly pace of its net asset purchases. However, the Fed continued to maintain an accommodative stance of monetary policy. In contrast, the bond market had already fully priced in six rate hikes. The degree of inflation and its persistence were severely underestimated by the Fed and led to immense pressure to respond quickly and forcefully. What was originally expected to be gradual 25 basis points ("bps") increases in the Fed Funds rate morphed into the fastest pace of rate hikes since 1994. (A basis point is 1/100th of a percentage point.) The Fed initially hiked rates by 25 bps in March, was forced into a larger increase of 50 bps in May, and extraordinary 75 bps hikes in each of the next four meetings — June, July, September and November. This slowed to 50 bps in December and culminated in the federal funds rate being up a total of 425 bps in 2022 after starting the year in a target range of 0 to 25 bps.

The events of 2022 combined to take their toll on the financial markets, with the S&P 500 down 18.1% for the year. The bond market did not escape the pain and fared even worse by historical standards as it buckled under the weight of rapid and significantly higher interest rates and wider credit spreads. The one-year total return for the period ending December 31, 2022, for the Bloomberg U.S. Aggregate Bond Index was -13.01%, by far the worst since initiation of the index in 1976. This year was historically bad for fixed income. We exit 2022 cautiously with a high degree of macroeconomic uncertainty as leading economic indicators have turned negative, and the Fed has vowed resolve to get inflation under control. The era of accommodative Fed policy, low interest rates, and tame inflation has ended for now.

4

USAA Ultra Short-Term Bond Fund

Manager's Commentary (continued)

•  How did the USAA Ultra Short-Term Bond Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Class A, and R6 Shares. For the reporting period ended December 31, 2022, the Fund Shares, Institutional Shares, Class A, and R6 Shares had total returns of -0.68%, -0.62%, -0.91%, and -0.43%, respectively. This compares to total returns of 1.51% for the Bloomberg U.S. Treasury Bellwethers 3 Month Index and 0.02% for the Lipper Ultra Short Obligations Funds Index.

•  What strategies did you employ during the reporting period?

In keeping with our disciplined investment approach, we sought attractive relative value opportunities among various sectors near the front end of the yield curve while maintaining adequate liquidity and diversification. The Fund also added select high yield bonds throughout the year to replace those that were called or matured. Our credit analysts review all securities considered for purchase and assign their own independent credit rating. We continue to work closely with our in-house team of credit analysts, who use independent credit research to continuously monitor Fund holdings for creditworthiness and relative value, and to identify and evaluate potential investments. We are committed to maintaining a portfolio diversified among multiple asset classes spread across a large number of issuers. To minimize the Fund's exposure to idiosyncratic risk, we limit position sizing in any one issuer.

Anticipating rising rates, the Fund entered 2022 with a high allocation towards non-interest rate sensitive floating rate bonds. However, the Fund generally maintains a longer duration than its benchmark, the Bloomberg U.S. Treasury Bellwethers 3 Month Index. At the end of the reporting period, for example, the option adjusted duration of the Fund was 0.64 versus 0.24 for the benchmark. In 2022, the magnitude of both the rate hikes and credit spread widening far exceeded expectations and detracted from performance. The Fund's allocation to credit, security selection, and longer duration resulted in overall underperformance for the year. A large allocation to cash and floating rate paper helped dampen underperformance. Throughout all types of interest rate and credit spread environments, we intend to seek out what we believe are the most compelling opportunities along the front end of the curve.

Thank you for allowing us to assist you with your investment needs.

5

USAA Ultra Short-Term Bond Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Fund Shares	Institutional Shares	Class A	R6 Shares
INCEPTION DATE	10/18/10	7/12/13	6/29/20	3/1/17
	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Bloomberg U.S. Treasury Bellwethers 3 Month Index[1]	Lipper Ultra Short Obligations Funds Index[2]
One Year	–0.68%	–0.62%	–0.91%	–0.43%	1.51%	0.02%
Five Year	1.73%	1.79%	N/A	1.93%	1.28%	1.33%
Ten Year	1.41%	N/A	N/A	N/A	0.78%	1.08%
Since Inception	N/A	1.48%	1.05%	1.90%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Ultra Short-Term Bond Fund — Growth of $10,000

1The Bloomberg U.S. Treasury Bellwethers 3 Month Index represents the total return received by investors of 3-month U.S. Treasury securities. This index does not include the effect of expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Lipper Ultra Short Obligations Funds Index tracks the total return performance of the 30 largest funds within the Lipper Ultra Short Obligations Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide high current income consistent with preservation of principal.

Asset Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (19.2%)
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.94%, 8/15/46, Callable 8/15/24 @ 100 (a)	$1,500	$1,277
American Credit Acceptance Receivables Trust, Series 2022-1, Class C, 2.12%, 3/13/28, Callable 10/13/24 @ 100 (a)	500	470
American Credit Acceptance Receivables Trust, Series 2022-1, Class B, 1.68%, 9/14/26, Callable 10/13/24 @ 100 (a)	1,000	974
Amur Equipment Finance Receivables X LLC, Series 2022-1A, Class B, 2.20%, 1/20/28, Callable 9/20/25 @ 100 (a)	405	366
Amur Equipment Finance Receivables X LLC, Series 2022-1A, Class A2, 1.64%, 10/20/27, Callable 9/20/25 @ 100 (a)	478	454
Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class A2, 5.30%, 6/21/28, Callable 7/20/26 @ 100 (a)	600	592
ARI Fleet Lease Trust, Series 2022-A, Class A2, 3.12%, 1/15/31, Callable 4/15/25 @ 100 (a)	500	491
Avis Budget Rental Car Funding AESOP LLC, Series 2018-1A, Class B, 4.00%, 9/20/24, Callable 10/20/23 @ 100 (a)	2,000	1,976
Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class B, 4.27%, 3/20/25, Callable 4/20/24 @ 100 (a)	615	602
Avis Budget Rental Car Funding AESOP LLC, Series 2022-5A, Class B, 7.09%, 4/20/27 (a)	750	752
Avis Budget Rental Car Funding AESOP LLC, Series 2017-2A, Class B, 3.33%, 3/20/24, Callable 4/20/23 @ 100 (a)	782	780
Avis Budget Rental Car Funding AESOP LLC, Series 2022-5A, Class A, 6.12%, 4/20/27 (a)	750	756
Bank of The West Auto Trust, Series 2019-1, Class C, 2.90%, 4/15/25, Callable 8/15/23 @ 100 (a)	1,000	982
Canadian Pacer Auto Receivables Trust, Series 2019-1A, Class C, 3.75%, 7/21/25, Callable 2/19/23 @ 100 (a)	550	548
Canadian Pacer Auto Receivables Trust, Series 2019-1A, Class B, 3.16% (SONIO/N+130bps), 10/21/24, Callable 2/19/23 @ 100 (a)	500	499
CARDS II Trust, Series 2021-1A, Class C, 1.20%, 4/15/27 (a)	500	469
Carvana Auto Receivables Trust, Series 2019-2A, Class D, 3.28%, 1/15/25 (a)	586	582
Carvana Auto Receivables Trust, Series 2021-N2, Class C, 1.07%, 3/10/28, Callable 6/10/26 @ 100	181	167
Carvana Auto Receivables Trust, Series 2021-N1, Class C, 1.30%, 1/10/28, Callable 1/10/26 @ 100	284	263
Carvana Auto Receivables Trust, Series 2021-N4, Class A1, 0.83%, 9/11/28, Callable 9/10/26 @ 100	307	297
Chase Auto Credit Linked Notes, Series 2020-1, Class B, 0.99%, 1/25/28, Callable 6/25/24 @ 100 (a)	74	73
Conn's Receivables Funding LLC, Series 2022-A, Class B, 9.52%, 12/15/26, Callable 4/15/24 @ 100 (a)	500	496
Conn's Receivables Funding LLC, Series 2022-A, Class A, 5.87%, 12/15/26, Callable 4/15/24 @ 100 (a)	193	192
CPS Auto Receivables Trust, Series 2022-D, Class A, 6.09%, 1/15/27 (a)	687	689
CPS Auto Receivables Trust, Series 2022-A, Class A, 0.98%, 4/16/29, Callable 2/15/26 @ 100 (a)	403	397
CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88%, 6/15/26 (a)	674	663
See notes to financial statements.

8

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
CPS Auto Receivables Trust, Series 2022-D, Class B, 6.84%, 1/16/29, Callable 12/15/27 @ 100 (a)	$500	$505
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00%, 5/15/30, Callable 11/15/24 @ 100 (a)	218	208
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class A, 0.96%, 2/15/30, Callable 12/15/24 @ 100 (a)	500	480
Credit Acceptance Auto Loan Trust, Series 2020-2A, Class C, 2.73%, 11/15/29, Callable 1/15/24 @ 100 (a)	1,000	956
Credit Acceptance Auto Loan Trust, Series 2019-3A, Class B, 2.86%, 1/16/29, Callable 3/15/23 @ 100 (a)	134	134
Crossroads Asset Trust, Series 2021-A, Class A2, 0.82%, 3/20/24 (a)	36	36
Drive Auto Receivables Trust, Series 2021-3, Class B, 1.11%, 5/15/26, Callable 11/15/24 @ 100	500	485
Drive Auto Receivables Trust, Series 2021-3, Class C, 1.47%, 1/15/27, Callable 11/15/24 @ 100	500	472
DT Auto Owner Trust, Series 2022-1A, Class B, 2.43%, 9/15/26, Callable 11/15/25 @ 100 (a)	750	721
DT Auto Owner Trust, Series 2022-1A, Class C, 2.96%, 11/15/27, Callable 11/15/25 @ 100 (a)	500	475
DT Auto Owner Trust, Series 2021-4A, Class B, 1.02%, 5/15/26, Callable 6/15/25 @ 100 (a)	500	479
DT Auto Owner Trust, Series 2021-4A, Class C, 1.50%, 9/15/27, Callable 6/15/25 @ 100 (a)	250	231
Enterprise Fleet Financing LLC, Series 2022-2, Class A2, 4.65%, 5/21/29, Callable 2/20/26 @ 100 (a)	270	266
Enterprise Fleet Financing LLC, Series 2022-4, Class A2, 5.76%, 10/22/29, Callable 7/20/25 @ 100 (a)	750	753
Evergreen Credit Card Trust, Series 2022-CRT2, Class B, 6.56%, 11/15/26 (a)	1,000	998
Evergreen Credit Card Trust, Series 2022-CRT2, Class C, 7.44%, 11/15/26 (a)	500	495
Evergreen Credit Card Trust, Series 2022-CRT1, Class B, 5.61%, 7/15/26 (a)	500	489
Exeter Automobile Receivables Trust, Series 2021-4, Class C, 1.46%, 10/15/27, Callable 2/15/25 @ 100	500	473
Exeter Automobile Receivables Trust, Series 2022-5A, Class A2, 5.29%, 1/15/25	500	500
Exeter Automobile Receivables Trust, Series 2022-1A, Class A3, 1.54%, 7/15/25	500	497
Exeter Automobile Receivables Trust, Series 2022-5A, Class A3, 5.43%, 4/15/26	500	498
Exeter Automobile Receivables Trust, Series 2022-1A, Class B, 2.18%, 6/15/26, Callable 10/15/25 @ 100	500	487
Exeter Automobile Receivables Trust, Series 2021-2A, Class C, 0.98%, 6/15/26, Callable 12/15/24 @ 100	750	721
Ford Credit Auto Owner Trust, Series 2021-2, Class C, 2.11%, 5/15/34, Callable 11/15/26 @ 100 (a)	250	214
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class A3, 0.64%, 7/15/25, Callable 7/15/24 @ 100 (a)	68	67
Foursight Capital Automobile Receivables Trust, Series 2022-2, Class A2, 4.49%, 3/16/26, Callable 11/15/25 @ 100 (a)	500	496
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class B, 1.31%, 7/15/27, Callable 8/15/24 @ 100 (a)	821	775
Foursight Capital Automobile Receivables Trust, Series 2022-1, Class A2, 1.15%, 9/15/25, Callable 8/15/25 @ 100 (a)	591	583

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class B, 0.87%, 1/15/26, Callable 7/15/24 @ 100 (a)	$469	$457
GLS Auto Receivables Issuer Trust, Series 2020-1A, Class B, 2.43%, 11/15/24, Callable 5/15/24 @ 100 (a)	31	31
GLS Auto Receivables Issuer Trust, Series 2021-3A, Class C, 1.11%, 9/15/26, Callable 6/15/25 @ 100 (a)	722	676
GLS Auto Receivables Trust, Series 2021-2A, Class C, 1.08%, 6/15/26, Callable 6/15/25 @ 100 (a)	457	433
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.21%, 12/26/25 (a)	1,500	1,385
Hertz Vehicle Financing LLC, Series 2021-1A, Class B, 1.56%, 12/26/25 (a)	500	458
Hpefs Equipment Trust, Series 2022-3A, Class A2, 5.26%, 8/20/29, Callable 4/20/26 @ 100 (a)	500	498
HPEFS Equipment Trust, Series 2021-1A, Class D, 1.03%, 3/20/31, Callable 3/20/24 @ 100 (a)	750	706
HPEFS Equipment Trust, Series 2020-2A, Class C, 2.00%, 7/22/30, Callable 5/20/23 @ 100 (a)	795	791
HPEFS Equipment Trust, Series 2021-2A, Class C, 0.88%, 9/20/28, Callable 5/20/24 @ 100 (a)	721	680
JPMorgan Chase Bank NA, Series 2021-2, Class C, 0.97%, 12/26/28, Callable 6/25/25 @ 100 (a)	285	272
JPMorgan Chase Bank NA, Series 2020-2, Class C, 1.14%, 2/25/28, Callable 11/25/24 @ 100 (a)	43	42
JPMorgan Chase Bank NA, Series 2020-2, Class B, 0.84%, 2/25/28, Callable 11/25/24 @ 100 (a)	85	83
JPMorgan Chase Bank NA, Series 2021-1, Class B, 0.88%, 9/25/28, Callable 5/25/25 @ 100 (a)	182	175
JPMorgan Chase Bank NA, Series 2020-2, Class D, 1.49%, 2/25/28, Callable 11/25/24 @ 100 (a)	141	138
JPMorgan Chase Bank NA, Series 2021-1, Class C, 1.02%, 9/25/28, Callable 5/25/25 @ 100 (a)	363	350
JPMorgan Chase Bank NA, Series 2021-3, Class C, 0.86%, 2/26/29, Callable 5/25/25 @ 100 (a)	261	246
JPMorgan Chase Bank NA, Series 2021-1, Class D, 1.17%, 9/25/28, Callable 5/25/25 @ 100 (a)	182	175
JPMorgan Chase Bank NA, Series 2021-2, Class B, 0.89%, 12/26/28, Callable 6/25/25 @ 100 (a)	108	103
LAD Auto Receivables Trust, Series 2022-1A, Class A, 5.21%, 6/15/27, Callable 12/15/25 @ 100 (a)	598	589
Master Credit Card Trust, Series 2018-1A, Class C, 3.74%, 7/21/24 (a)	550	549
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61, Callable 10/20/24 @ 100 (a)	293	241
NMEF Funding LLC, Series 2022-B, Class A2, 6.07%, 6/15/29, Callable 11/15/26 @ 100 (a)	1,000	997
NP SPE II LLC, Series 2017-1A, Class A1, 3.37%, 10/21/47 (a)	154	145
NP SPE II LLC, Series 2019-2A, Class C1, 6.44%, 11/19/49 (a)	603	534
Oscar U.S. Funding XII LLC, Series 1A, Class A3, 0.70%, 4/10/25, Callable 2/10/25 @ 100 (a)	1,000	969
Oscar U.S. Funding XIV LLC, Series 2022-1A, Class A2, 1.60%, 3/10/25 (a)	708	694
Pawnee Equipment Receivables LLC, Series 2020-1, Class A, 1.37%, 11/17/25, Callable 3/15/24 @ 100 (a)	54	53

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Pawnee Equipment Receivables LLC, Series 2021-1, Class A2, 1.10%, 7/15/27, Callable 9/15/25 @ 100 (a)	$207	$198
Prestige Auto Receivables Trust, Series 2018-1A, Class D, 4.14%, 10/15/24, Callable 2/15/23 @ 100 (a)	330	330
Progress Residential Trust, Series 2021-SFR5, Class B, 1.66%, 7/17/38 (a)	600	522
Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class B, 5.28%, 5/15/32, Callable 11/15/25 @ 100 (a)	532	519
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class B, 6.45%, 12/15/32, Callable 9/15/26 @ 100 (a)	1,000	1,000
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class C, 6.99%, 12/15/32, Callable 9/15/26 @ 100 (a)	500	500
Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class D, 6.79%, 8/16/32, Callable 2/15/26 @ 100 (a)	427	425
Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class B, 5.72%, 8/16/32, Callable 2/15/26 @ 100 (a)	641	638
Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class C, 5.92%, 8/16/32, Callable 2/15/26 @ 100 (a)	395	393
Santander Bank NA, Series 2021-1A, Class B, 1.83%, 12/15/31, Callable 7/15/25 @ 100 (a)	252	242
Santander Consumer Auto Receivables Trust, Series 2020-AA, Class D, 5.49%, 4/15/26, Callable 9/15/24 @ 100 (a)	500	493
Santander Consumer Auto Receivables Trust, Series 2022-BA, Class E, 4.13%, 1/15/27, Callable 5/15/25 @ 100 (a)	300	288
Santander Drive Auto Receivables Trust, Series 2021-4, Class C, 1.26%, 2/16/27, Callable 1/15/25 @ 100	500	476
Santander Drive Auto Receivables Trust, Series 2022-1, Class A2, 1.36%, 12/16/24	115	115
Santander Drive Auto Receivables Trust, Series 2022-1, Class A3, 1.94%, 11/17/25, Callable 2/15/25 @ 100	500	492
SCF Equipment Leasing LLC, Series 1A, Class A3, 0.83%, 8/21/28, Callable 9/20/26 @ 100 (a)	920	875
SCF Equipment Leasing LLC, Series 2020-1A, Class A3, 1.19%, 10/20/27, Callable 3/20/25 @ 100 (a)	251	247
SCF Equipment Leasing LLC, Series 2022-1A, Class A2, 2.06%, 2/22/28, Callable 9/20/26 @ 100 (a)	734	710
United Auto Credit Securitization Trust, Series 2022-1, Class C, 2.61%, 6/10/27, Callable 1/10/25 @ 100 (a)	500	481
United Auto Credit Securitization Trust, Series 2022-1, Class B, 2.10%, 3/10/25, Callable 1/10/25 @ 100 (a)	1,000	981
Westlake Automobile Receivables Trust, Series 2021-3A, Class C, 1.58%, 1/15/27, Callable 4/15/25 @ 100 (a)	750	702
Westlake Automobile Receivables Trust, Series 2022-2A, Class B, 4.31%, 9/15/27, Callable 2/15/26 @ 100 (a)	400	389
Westlake Automobile Receivables Trust, Series 2022-2A, Class A3, 3.75%, 4/15/26, Callable 2/15/26 @ 100 (a)	500	487
Total Asset-Backed Securities (Cost $55,057)		53,274

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Collateralized Mortgage Obligations (16.8%)
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class B, 5.57% (LIBOR01M+125bps), 9/15/32 (a) (b)	$1,000	$971
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class C, 5.77% (LIBOR01M+145bps), 9/15/32 (a) (b)	1,000	968
BBCMS Mortgage Trust, Series 2020-BID, Class C, 7.96% (LIBOR01M+364bps), 10/15/37 (a) (b)	1,220	1,195
BBCMS Mortgage Trust, Series 2019-BWAY, Class B, 5.63% (LIBOR01M+131bps), 11/15/34 (a) (b)	1,000	945
BBCMS Mortgage Trust, Series 2020-BID, Class B, 6.86% (LIBOR01M+254bps), 10/15/37 (a) (b)	300	293
BPR Trust, Series 2022-OANA, Class B, 6.78% (TSFR1M+245bps), 4/15/37 (a) (b)	1,000	939
BX Commercial Mortgage Trust, Series 2021-CIP, Class C, 5.79% (LIBOR01M+147bps), 12/15/38 (a) (b)	1,000	952
BX Commercial Mortgage Trust, Series 2021-CIP, Class B, 5.59% (LIBOR01M+127bps), 12/15/38 (a) (b)	500	481
BX Commercial Mortgage Trust, Series 2021-XL2, Class C, 5.52% (LIBOR01M+120bps), 10/15/38 (a) (b)	927	877
BX Commercial Mortgage Trust, Series 2021-VOLT, Class C, 5.42% (LIBOR01M+110bps), 9/15/36 (a) (b)	750	705
BX Commercial Mortgage Trust, Series 2021-VINO, Class B, 5.17% (LIBOR01M+85bps), 5/15/38 (a) (b)	1,000	950
BX Commercial Mortgage Trust, Series 2019-XL, Class C, 5.70% (LIBOR01M+125bps), 10/15/36 (a) (b)	850	828
BX Commercial Mortgage Trust, Series 2019-XL, Class D, 5.90% (LIBOR01M+145bps), 10/15/36 (a) (b)	489	473
BX Mortgage Trust, Series 2021-PAC, Class C, 5.42% (LIBOR01M+110bps), 10/15/36 (a) (b)	1,000	939
BX Trust, Series 2021-SOAR, Class B, 5.19% (LIBOR01M+87bps), 6/15/38 (a) (b)	496	472
BX Trust, Series 2022-LBA6, Class B, 5.64% (SOFR30A+130bps), 1/15/39 (a) (b)	500	478
BX Trust, Series 2022-LBA6, Class C, 5.94% (TSFR1M+160bps), 1/15/39 (a) (b)	1,000	948
BX Trust, Series 2021-SOAR, Class C, 5.42% (LIBOR01M+110bps), 6/15/38 (a) (b)	496	469
BX Trust, Series 2021-RISE, Class B, 5.57% (LIBOR01M+125bps), 11/15/36 (a) (b)	500	478
CEDR Commercial Mortgage Trust, Series 2022-SNAI, Class B, 5.67% (TSFR1M+134bps), 2/15/39 (a) (b)	1,000	925
CIFC Funding Ltd., Series 2017-4A, Class A1R, 5.27% (LIBOR03M+95bps), 10/24/30, Callable 1/24/23 @ 100 (a) (b)	700	691
CIFC Funding Ltd., Series 2012-2RA, Class A1, 5.04% (LIBOR03M+80bps), 1/20/28, Callable 1/20/23 @ 100 (a) (b)	570	565
COMM Mortgage Trust, Series 2014- 277P, Class C, 3.61%, 8/10/49, Callable 8/10/24 @ 100 (a) (c)	334	306
COMM Mortgage Trust, Series 2014-277P, Class A, 3.61%, 8/10/49, Callable 8/10/24 @ 100 (a) (c)	1,000	946
COMM Mortgage Trust, Series 2020-CBM, Class C, 3.40%, 2/10/37, Callable 2/10/25 @ 100 (a)	1,000	900
COMM Mortgage Trust, Series 2019-521F, Class B, 5.42% (LIBOR01M+110bps), 6/15/34 (a) (b)	1,500	1,435
Extended Stay America Trust, Series 2021-ESH, Class B, 5.70% (LIBOR01M+138bps), 7/15/38 (a) (b)	380	364

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
FREMF Mortgage Trust, Series 2017-K724, Class B, 3.50%, 12/25/49, Callable 12/25/23 @ 100 (a) (c)	$1,000	$977
Golub Capital Partners CLO 40A Ltd., Series 2019-40A, Class AR, 5.45% (LIBOR03M+109bps), 1/25/32, Callable 1/25/23 @ 100 (a) (b)	1,000	977
GS Mortgage Securities Corp. Trust, Series 2017-GPTX, Class A, 2.86%, 5/10/34 (a)	1,000	945
GS Mortgage Securities Trust, Series 2011-GC3, Class X, 3/10/44, Callable 1/10/23 @ 100 (a) (c) (d) (e)	823	—	(f)
Hospitality Mortgage Trust, Series 2019-HIT, Class B, 5.67% (LIBOR01M+135bps), 11/15/36 (a) (b)	1,149	1,107
Hospitality Mortgage Trust, Series 2019-HIT, Class A, 5.32% (LIBOR01M+100bps), 11/15/36 (a) (b)	804	783
Houston Galleria Mall Trust, Series 2015-HGLR, Class A1A2, 3.09%, 3/5/37 (a)	750	689
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2021-MHC, Class A, 5.12% (LIBOR01M+80bps), 4/15/38 (a) (b)	945	920
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class B, 3.67%, 12/15/47 (c)	1,500	1,479
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class B, 4.12%, 1/15/46, Callable 7/15/23 @ 100 (c)	2,000	1,965
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class XA, 0.62%, 4/15/47, Callable 1/15/25 @ 100 (c) (d)	4,443	24
KNDL Mortgage Trust, Series 2019-KNSQ, Class B, 5.27% (LIBOR01M+95bps), 5/15/36 (a) (b)	1,000	982
Life Mortgage Trust, Series 2021-BMR, Class B, 5.20% (LIBOR01M+88bps), 3/15/38 (a) (b)	983	939
Med Trust, Series 2021-MDLN, Class B, 5.77% (LIBOR01M+145bps), 11/15/38 (a) (b)	1,000	944
MHC Commercial Mortgage Trust, Series 2021-MHC, Class B, 5.42% (LIBOR01M+110bps), 4/15/38 (a) (b)	1,000	958
Morgan Stanley Capital I Trust, Series 2019-NUGS, Class B, 5.62% (LIBOR01M+130bps), 12/15/36 (a) (b)	1,154	1,054
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class AAR3, 5.65% (LIBOR03M+100bps), 2/14/31, Callable 2/14/23 @ 100 (a) (b)	750	737
ONE Mortgage Trust, Series 2021-PARK, Class B, 5.40% (LIBOR01M+95bps), 3/15/36 (a) (b)	1,000	939
One New York Plaza Trust, Series 2020-1NYP, Class A, 5.27% (LIBOR01M+95bps), 1/15/36 (a) (b)	875	831
Palmer Square Loan Funding Ltd., Series 2021-3A, Class A2, 5.64% (LIBOR03M+140bps), 7/20/29, Callable 1/20/23 @ 100 (a) (b)	1,000	970
Palmer Square Loan Funding Ltd., Series 2021-1A, Class A1, 5.14% (LIBOR03M+90bps), 4/20/29, Callable 1/20/23 @ 100 (a) (b)	284	281
Palmer Square Loan Funding Ltd., Series 2022-5A, Class A1, 4.94% (TSFR3M+156bps), 1/15/31, Callable 10/15/23 @ 100 (a) (b)	750	744
Palmer Square Loan Funding Ltd., Series 2021-2A, Class A2, 5.93% (LIBOR03M+125bps), 5/20/29, Callable 2/20/23 @ 100 (a) (b)	500	486
Palmer Square Loan Funding Ltd., Series 2021-2A, Class A1, 5.48% (LIBOR03M+80bps), 5/20/29, Callable 2/20/23 @ 100 (a) (b)	674	666
Palmer Square Loan Funding Ltd., Series 2022-1A, Class A2, 5.46% (TSFR3M+160bps), 4/15/30, Callable 4/15/23 @ 100 (a) (b)	1,000	967
SMRT, Series 2022-MINI, Class B, 5.69% (TSFR1M+135bps), 1/15/39 (a) (b)	1,000	960

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Sound Point CLO VIII-R Ltd., Series 2015-1RA, Class AR, 5.16% (LIBOR03M+108bps), 4/15/30, Callable 1/15/23 @ 100 (a) (b)	$1,500	$1,475
Stratus CLO Ltd., Series 2021-1A, Class B, 5.64% (LIBOR03M+140bps), 12/29/29, Callable 1/20/23 @ 100 (a) (b)	1,000	962
Stratus CLO Ltd., Series 2021-3A, Class B, 5.79% (LIBOR03M+155bps), 12/29/29, Callable 4/20/27 @ 100 (a) (b)	822	794
TTAN, Series 2021-MHC, Class B, 5.42% (LIBOR01M+115bps), 3/15/38 (a) (b)	367	351
Total Collateralized Mortgage Obligations (Cost $48,260)		46,399
Senior Secured Loans (3.7%)
Berry Global, Inc., Term Z Loans, First Lien, 6.02% (LIBOR01M+175bps), 7/1/26 (b)	1,232	1,221
Calpine Corp., Term Loans, First Lien, 6.08% (LIBOR01M+200bps), 4/1/26 (b)	990	976
Charter Communications Operating LLC, Term B1, First Lien, 5.83% (LIBOR01M+175bps), 4/30/25 (b)	992	985
Chemours Co. LLC, Term Loan, First Lien, 5.83% (LIBOR01M+175bps), 4/3/25 (b)	1,496	1,465
Delos Finance S.A.R.L., Loans, First Lien, 5.42% (LIBOR03M+175bps), 10/6/23 (b)	1,500	1,497
Gray Television, Inc., Term B-2 Loan, First Lien, 6.62% (LIBOR01M+250bps), 2/7/24 (b)	496	495
Quintiles IMS, Inc., Term B-2 Dollar Loans, First Lien, 5.82% (LIBOR01M+175bps), 1/1/25 (b)	1,100	1,096
Vistra Operations Co. LLC, 2018 Incremental Term Loans, First Lien, 6.09% (LIBOR01M+175bps), 12/31/25 (b)	1,479	1,465
XPO Logistics, Inc., Term Loan B, First Lien, 5.93% (LIBOR01M+175bps), 2/23/25 (b)	1,000	995
Total Senior Secured Loans (Cost $10,215)		10,195
Corporate Bonds (25.8%)
Communication Services (1.4%):
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.09% (LIBOR03M+165bps), 2/1/24, Callable 1/1/24 @ 100 (b)	1,000	1,005
Magallanes, Inc. 3.43%, 3/15/24 (a)	500	485
6.10% (SOFRINDX+178bps), 3/15/24 (a) (b)	1,000	997
Verizon Communications, 5.12% (SOFR+79bps), 3/20/26 (b) (g)	1,500	1,465
		3,952
Consumer Discretionary (2.6%):
American Honda Finance Corp., 4.96% (LIBOR03M+37bps), 5/10/23, MTN (b) (g)	360	360
Association of American Medical Colleges, 2.12%, 10/1/24	1,000	936
BMW US Capital LLC, 4.51% (SOFR+38bps), 8/12/24 (a) (b)	500	495
Daimler Finance North America LLC, 5.35% (LIBOR03M+84bps), 5/4/23 (b)	1,150	1,151
General Motors Financial Co., Inc., 5.04% (SOFR+76bps), 3/8/24 (b)	1,500	1,474
Howard University, 2.80%, 10/1/23	250	244
Nissan Motor Acceptance Co. LLC, 5.37% (LIBOR03M+64bps), 3/8/24 (a) (b)	500	491
Nordstrom, Inc., 2.30%, 4/8/24, Callable 1/23/23 @ 100	1,000	937
ZF North America Capital, Inc., 4.75%, 4/29/25 (a)	1,000	951
		7,039

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Energy (3.6%):
Buckeye Partners LP, 4.15%, 7/1/23, Callable 4/1/23 @ 100	$2,000	$1,973
DCP Midstream Operating LP, 3.88%, 3/15/23, Callable 2/6/23 @ 100	1,000	994
EnLink Midstream Partners LP, 4.40%, 4/1/24, Callable 1/1/24 @ 100	948	922
EQM Midstream Partners LP, 4.00%, 8/1/24, Callable 5/1/24 @ 100	875	842
Gray Oak Pipeline LLC, 2.60%, 10/15/25, Callable 9/15/25 @ 100 (a)	1,500	1,362
Midwest Connector Capital Co. LLC, 3.90%, 4/1/24, Callable 3/1/24 @ 100 (a)	1,000	968
Murphy Oil Corp., 5.75%, 8/15/25, Callable 2/6/23 @ 101.44 (g)	554	550
PDC Energy, Inc., 5.75%, 5/15/26, Callable 2/6/23 @ 102.88	1,500	1,427
Western Midstream Operating LP, 5.04% (LIBOR03M+185bps), 1/13/23 (b)	977	977
		10,015
Financials (11.1%):
Antares Holdings LP, 6.00%, 8/15/23, Callable 7/15/23 @ 100 (a)	1,107	1,088
Ares Capital Corp. 3.50%, 2/10/23, Callable 2/6/23 @ 100	500	499
3.25%, 7/15/25, Callable 6/15/25 @ 100	500	460
Athene Global Funding, 4.56% (LIBOR03M+73bps), 1/8/24 (a) (b)	1,500	1,487
Aviation Capital Group LLC, 4.38%, 1/30/24, Callable 12/30/23 @ 100 (a) (g)	1,280	1,249
Bank of America Corp. 5.56% (LIBOR03M+79bps), 3/5/24, Callable 3/5/23 @ 100 (b)	1,000	999
4.64% (SOFR+69bps), 4/22/25, Callable 4/22/24 @ 100 (b)	500	493
Blackstone Private Credit Fund 1.75%, 9/15/24	1,000	920
2.35%, 11/22/24	500	457
Brighthouse Financial Global Funding, 4.50% (SOFR+76bps), 4/12/24 (a) (b)	1,000	989
Citigroup, Inc. 4.74% (SOFR+67bps), 5/1/25, Callable 5/1/24 @ 100 (b)	500	491
4.62% (SOFR+69bps), 1/25/26, Callable 1/25/25 @ 100 (b)	1,000	972
Citizens Bank NA, 6.06% (SOFR+145bps), 10/24/25, Callable 10/24/24 @ 100 (b)	500	505
DAE Funding LLC, 1.55%, 8/1/24, Callable 7/1/24 @ 100 (a)	1,500	1,398
Equitable Financial Life Global Funding, 5.50%, 12/2/25 (a)	750	749
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 5/1/25, Callable 2/1/25 @ 100 (a)	750	740
Fifth Third Bank NA, 5.85% (SOFR+123bps), 10/27/25, Callable 10/27/24 @ 100 (b)	500	505
Ford Motor Credit Co. LLC, 2.30%, 2/10/25, Callable 1/10/25 @ 100	1,000	913
FS KKR Capital Corp. 1.65%, 10/12/24	857	769
4.13%, 2/1/25, Callable 1/1/25 @ 100 (g)	1,000	940
GA Global Funding Trust 4.80% (SOFR+50bps), 9/13/24 (a) (b)	1,000	974
3.85%, 4/11/25 (a)	500	479
Goldman Sachs Group, Inc., 4.79% (SOFR+50bps), 9/10/24, Callable 9/10/23 @ 100 (b)	500	492
JPMorgan Chase & Co. 4.78% (SOFR+54bps), 6/1/25, Callable 6/1/24 @ 100 (b)	500	491
5.10% (SOFR+77bps), 9/22/27, Callable 9/22/26 @ 100 (b) (g)	1,000	965
New York Life Global Funding 4.27% (SOFR+22bps), 2/2/23 (a) (b)	1,000	1,001
4.27% (SOFR+31bps), 4/26/24 (a) (b)	500	496
Owl Rock Capital Corp., 3.75%, 7/22/25, Callable 6/22/25 @ 100	1,000	926
Owl Rock Core Income Corp., 3.13%, 9/23/26, Callable 8/23/26 @ 100	1,500	1,284

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Principal Life Global Funding II, 4.59% (SOFR+38bps), 8/23/24 (a) (b)	$1,000	$988
Santander Holdings USA, Inc., 5.81% (SOFR+233bps), 9/9/26, Callable 9/9/25 @ 100 (b)	1,000	991
Starwood Property Trust, Inc., 3.75%, 12/31/24, Callable 9/30/24 @ 100 (a)	1,550	1,467
The Charles Schwab Corp., 4.65% (SOFR+52bps), 5/13/26, Callable 4/13/26 @ 100 (b)	1,000	968
The Goldman Sachs Group, Inc., 4.38% (SOFR+49bps), 10/21/24, Callable 10/21/23 @ 100 (b)	1,000	983
The Huntington National Bank, 5.70% (SOFR+122bps), 11/18/25, Callable 11/18/24 @ 100 (b)	750	752
United Financial Bancorp, Inc., 5.75%, 10/1/24	1,000	966
		30,846
Health Care (0.7%):
Hikma Finance USA LLC, 3.25%, 7/9/25	500	464
Illumina, Inc., 5.80%, 12/12/25, Callable 11/12/25 @ 100	750	756
Little Co. of Mary Hospital of Indiana, Inc., 1.97%, 11/1/25	670	607
		1,827
Industrials (2.6%):
American Airlines Pass Through Trust 4.95%, 1/15/23	383	381
4.38%, 6/15/24 (a)	690	655
Daimler Trucks Finance North America LLC, 5.33% (SOFR+100bps), 4/5/24 (a) (b)	1,000	996
EnerSys, 5.00%, 4/30/23, Callable 2/6/23 @ 100 (a)	700	698
L3Harris Technologies, Inc., 5.49% (LIBOR03M+75bps), 3/10/23 (b)	500	500
Southern Power Co., 2.75%, 9/20/23, Callable 7/20/23 @ 100	1,500	1,469
Spirit Airlines Pass Through Trust, 4.45%, 4/1/24	1,933	1,827
United Airlines Pass Through Trust, 4.88%, 1/15/26	577	543
		7,069
Materials (0.6%):
Celanese US Holdings LLC 5.90%, 7/5/24	500	500
6.05%, 3/15/25	500	498
Freeport-McMoRan, Inc., 3.88%, 3/15/23, Callable 2/6/23 @ 100	700	699
		1,697
Real Estate (1.2%):
Alexander Funding Trust, 1.84%, 11/15/23 (a)	1,000	945
GLP Capital LP GLP Financing II, Inc., 3.35%, 9/1/24, Callable 8/1/24 @ 100	1,000	958
Retail Opportunity Investments Partnership LP, 5.00%, 12/15/23, Callable 9/15/23 @ 100	500	492
VICI Properties LP/VICI Note Co., Inc., 3.50%, 2/15/25, Callable 2/6/23 @ 101.75 (a)	1,000	946
		3,341
Utilities (2.0%):
Atmos Energy Corp., 5.10% (LIBOR03M+38bps), 3/9/23, Callable 2/6/23 @ 100 (b)	1,500	1,499
CenterPoint Energy, Inc., 4.78% (SOFR+65bps), 5/13/24, Callable 1/23/23 @ 100 (b)	1,500	1,482

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
CentrePoint Energy Resources Corp., 5.28% (LIBOR03M+50bps), 3/2/23, Callable 2/6/23 @ 100 (b)	$718	$718
Metropolitan Edison Co., 4.00%, 4/15/25 (a) (g)	1,500	1,434
NRG Energy, Inc., 3.75%, 6/15/24, Callable 5/15/24 @ 100 (a)	500	481
		5,614
Total Corporate Bonds (Cost $73,728)		71,400
Yankee Dollars (17.3%)
Communication Services (0.4%):
Bharti Airtel International Netherlands BV, 5.35%, 5/20/24 (a)	1,000	994
Consumer Discretionary (0.6%):
International Game Technology PLC, 4.13%, 4/15/26, Callable 4/15/23 @ 102.06 (a)	1,030	964
Nissan Motor Co. Ltd., 3.52%, 9/17/25, Callable 8/17/25 @ 100 (a)	916	852
		1,816
Energy (0.6%):
Harvest Operations Corp., 1.00%, 4/26/24, Callable 2/6/23 @ 100 (a)	714	675
Petroleos Mexicanos, 4.25%, 1/15/25 (g)	1,000	944
		1,619
Financials (13.3%):
Avolon Holdings Funding Ltd. 5.13%, 10/1/23, Callable 9/1/23 @ 100 (a)	500	495
2.88%, 2/15/25, Callable 1/15/25 @ 100 (a)	1,000	924
Banco Santander SA 5.78% (LIBOR03M+109bps), 2/23/23 (b)	1,000	1,000
5.04% (LIBOR03M+112bps), 4/12/23 (b)	400	400
Bank of Montreal, 4.94% (SOFR+62bps), 9/15/26, MTN (b)	1,500	1,450
Barclays PLC 4.34% (LIBOR03M+136bps), 5/16/24, Callable 5/16/23 @ 100 (b)	1,000	993
7.33% (H15T1Y+305bps), 11/2/26, Callable 11/2/25 @ 100 (b)	500	518
BBVA Bancomer SA, 1.88%, 9/18/25 (a)	500	458
Commonwealth Bank of Australia, 4.84% (SOFR+52bps), 6/15/26 (a) (b)	1,500	1,468
Cooperatieve Rabobank UA, 4.39% (LIBOR03M+48bps), 1/10/23 (b)	500	500
Credit Agricole SA, 5.34% (LIBOR03M+102bps), 4/24/23 (a) (b)	2,000	2,002
Credit Suisse AG, 4.44% (SOFR+39bps), 2/2/24 (b)	1,500	1,429
Danske Bank A/S, 0.98%, 9/10/25, Callable 9/10/24 @ 100 (a)	1,000	911
Deutsche Bank AG 5.97% (LIBOR03M+123bps), 2/27/23 (b)	816	816
4.50%, 4/1/25	1,000	952
HSBC Holdings PLC 4.75% (SOFR+58bps), 11/22/24, Callable 11/22/23 @ 100 (b)	1,000	976
5.70% (SOFR+143bps), 3/10/26, Callable 3/10/25 @ 100 (b)	1,000	981
ING Groep NV 5.97% (SOFRINDX+164bps), 3/28/26, Callable 3/28/25 @ 100 (b)	500	498
3.87% (SOFR+164bps), 3/28/26, Callable 3/28/25 @ 100 (b)	750	720

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Lloyds Banking Group PLC 3.87% (H15T1Y+350bps), 7/9/25, Callable 7/9/24 @ 100 (b)	$250	$242
3.51% (H15T1Y+160bps), 3/18/26, Callable 3/18/25 @ 100 (b)	750	713
Macquarie Group Ltd., 4.50% (SOFR+71bps), 10/14/25, Callable 10/14/24 @ 100 (a) (b)	1,000	975
Mizuho Financial Group, Inc., 5.12% (SOFR+96bps), 5/22/26, Callable 5/22/25 @ 100 (b)	1,000	978
National Australia Bank Ltd., 4.39% (SOFR+65bps), 1/12/27 (a) (b)	1,250	1,223
NatWest Markets PLC 5.78% (SOFR+145bps), 3/22/25 (a) (b) (g)	500	495
5.09% (SOFR+76bps), 9/29/26 (a) (b)	1,000	953
Nordea Bank Abp, 5.67% (LIBOR03M+94bps), 8/30/23 (a) (b)	1,000	1,001
Park Aerospace Holdings Ltd., 4.50%, 3/15/23, Callable 2/15/23 @ 100 (a)	750	748
Royal Bank of Canada 4.36% (SOFR+36bps), 7/29/24 (b) (g)	1,000	988
4.64% (SOFR+59bps), 11/2/26, MTN (b)	500	481
Santander UK Group Holdings PLC, 1.09% (SOFR+79bps), 3/15/25, Callable 3/15/24 @ 100 (b)	1,000	936
Societe Generale SA, 4.94% (SOFR+105bps), 1/21/26, Callable 1/21/25 @ 100 (a) (b)	1,700	1,637
Standard Chartered PLC 3.89% (LIBOR03M+108bps), 3/15/24, Callable 3/15/23 @ 100 (a) (b)	156	155
3.79% (LIBOR03M+156bps), 5/21/25, Callable 5/21/24 @ 100 (a) (b)	851	822
7.78% (H15T1Y+310bps), 11/16/25, Callable 11/16/24 @ 100 (a) (b)	750	774
Sumitomo Mitsui Trust Bank Ltd., 4.75% (SOFR+44bps), 9/16/24 (a) (b)	1,000	993
The Bank of Nova Scotia, 4.79% (SOFR+55bps), 3/2/26 (b)	1,250	1,209
The Toronto-Dominion Bank, 4.88% (SOFR+59bps), 9/10/26 (b)	1,500	1,451
UBS AG 4.56% (SOFR+32bps), 6/1/23 (a) (b)	500	499
4.48% (SOFR+36bps), 2/9/24 (a) (b)	500	497
Westpac Banking Corp., 4.77% (SOFR+52bps), 6/3/26 (b)	1,500	1,468
		36,729
Industrials (0.7%):
Aircastle Ltd.
4.40%, 9/25/23, Callable 8/25/23 @ 100	451	446
4.13%, 5/1/24, Callable 2/1/24 @ 100	750	725
The Weir Group PLC, 2.20%, 5/13/26, Callable 4/13/26 @ 100 (a)	900	802
		1,973
Materials (1.5%):
NOVA Chemicals Corp., 4.88%, 6/1/24, Callable 3/3/24 @ 100 (a)	1,312	1,271
OCI NV, 4.63%, 10/15/25, Callable 2/6/23 @ 102.31 (a)	1,504	1,438
POSCO Holdings, Inc., 2.50%, 1/17/25 (a) (g)	510	476
Syngenta Finance NV, 4.89%, 4/24/25, Callable 2/24/25 @ 100 (a)	1,000	970
		4,155
Utilities (0.2%):
Enel Finance International NV, 6.80%, 10/14/25 (a)	500	515
Total Yankee Dollars (Cost $49,156)		47,801

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (5.0%)
Alabama (0.4%):
Wilsonville Industrial Development Board Revenue, 3.13%, 12/1/30 (h)	$1,200	$1,200
California (0.6%):
California Statewide Communities Development Authority Revenue, 1.31%, 4/1/25	500	455
City of El Cajon CA Revenue, 0.93%, 4/1/24	640	607
Golden State Tobacco Securitization Corp. Revenue, Series B, 0.99%, 6/1/24	500	471
		1,533
Florida (0.3%):
City of Gainesville Florida Revenue, 1.00%, 10/1/24	800	744
Guam (0.1%):
Antonio B Won Pat International Airport Authority Revenue, Series A, 2.50%, 10/1/25	300	273
Indiana (0.1%):
Indiana Finance Authority Revenue, 1.72%, 11/15/23	300	288
Kentucky (0.9%):
County of Meade Revenue, Series B, 3.65%, 8/1/61, Continuously Callable @100 (h)	2,500	2,500
Mississippi (0.9%):
Mississippi Business Finance Corp. Revenue, 3.35%, 7/1/25, Continuously Callable @100 (h)	2,500	2,500
New Jersey (0.3%):
New Jersey Economic Development Authority Revenue, Series NNN, 2.88%, 6/15/24	320	310
South Jersey Transportation Authority Revenue, Series B, 2.10%, 11/1/24	500	468
		778
North Carolina (0.3%):
North Carolina Capital Facilities Finance Agency Revenue, Series B, 1.05%, 10/1/23	825	797
Pennsylvania (0.5%):
Allegheny County IDA Revenue (LOC-PNC Financial Services Group), 4.45%, 11/1/27, Callable 2/1/23 @ 100 (h)	1,000	1,000
State Public School Building Authority Revenue, 2.62%, 4/1/23	450	447
		1,447
Texas (0.6%):
Port of Port Arthur Navigation District Revenue, Series B, 3.75%, 4/1/40, Continuously Callable @100 (h)	1,500	1,500
San Antonio Education Facilities Corp. Revenue, 1.74%, 4/1/25	255	233
		1,733
Total Municipal Bonds (Cost $14,090)		13,793

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
U.S. Treasury Obligations (1.3%)
U.S. Treasury Bills 4.44%, 2/14/23 (i)	$1,000	$995
4.51%, 2/23/23 (i)	1,000	994
4.51%, 3/30/23 (i)	750	743
4.56%, 4/11/23 (i)	1,000	988
Total U.S. Treasury Obligations (Cost $3,719)		3,720
Commercial Paper (10.4%) (i)
Arrow Electronics Pvt. Ltd., 5.43%, 1/12/23 (a)	2,000	1,996
Autonation, Inc., 6.46%, 1/3/23 (a)	1,000	999
Aviation Capital Group, 5.91%, 1/3/23 (a)	500	500
Aviation Capital Group, 5.33%, 1/5/23 (a)	1,000	999
Cabot Corp., 6.06%, 1/3/23 (a)	1,200	1,199
CenterPoint Energy, Inc., 6.06%, 1/3/23 (a)	1,000	1,000
ConAgra Brands, Inc., 6.33%, 1/3/23 (a)	1,000	999
Constellation Brands, Inc., 6.46%, 1/3/23 (a)	1,000	999
Crown Castle, Inc. 5.38%, 1/10/23 (a)	1,500	1,498
5.35%, 1/11/23 (a)	1,000	998
Energy Transfer LP 6.46%, 1/3/23	1,000	999
5.84%, 1/5/23	500	500
Enterprise Products Operating LLC, 6.06%, 1/3/23 (a)	2,000	1,999
FMC Corp., 6.46%, 1/3/23 (a)	2,500	2,499
Jabil, Inc. 6.73%, 1/3/23 (a)	1,000	1,000
6.32%, 1/4/23 (a)	1,000	999
6.08%, 1/5/23 (a)	750	749
Newell Brands, Inc., 5.69%, 1/6/23 (a)	2,600	2,598
Ovintiv, Inc. 6.46%, 1/3/23	1,805	1,804
6.07%, 1/4/23	750	750
Targa Resources Corp. 5.66%, 1/3/23 (a)	750	750
5.32%, 1/4/23 (a)	1,000	999
4.99%, 1/6/23 (a)	1,000	999
Tyco Electronics Group SA, 6.06%, 1/3/23 (a)	1,000	1,000
Total Commercial Paper (Cost $28,839)		28,832
Collateral for Securities Loaned (1.4%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.14% (j)	971,421	971
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.13% (j)	971,421	972
Invesco Government & Agency Portfolio, Institutional Shares, 4.22% (j)	971,421	972

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.08% (j)	$971,421	$971
Total Collateral for Securities Loaned (Cost $3,886)		3,886
Total Investments (Cost $286,950) — 100.9%		279,300
Liabilities in excess of other assets — (0.9)%		(2,415)
NET ASSETS — 100.00%		$276,885

At December 31, 2022, the Fund's investments in foreign securities were 23.1% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2022, the fair value of these securities was $166,037 thousands and amounted to 60.0% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2022.

(c)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2022.

(d)  Security is interest only.

(e)  Zero-coupon bond.

(f)  Rounds to less than $1 thousand.

(g)  All or a portion of this security is on loan.

(h)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(i)  Rate represents the effective yield at December 31, 2022.

(j)  Rate disclosed is the daily yield on December 31, 2022.

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

H15T1Y — 1 Year Treasury Constant Maturity Rate

IDA — Industrial Development Authority

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2022, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2022, based on the last reset date of the security

LLC — Limited Liability Company

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022

LOC — Letter of Credit

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

SOFR30A — 30-day average of SOFR, rate disclosed as of December 31, 2022.

SOFRINDX — SOFR Index measures the cumulative impact of compounding the SOFR each business day.

TSFR — Term SOFR

TSFR1M — 1 month Term SOFR, rate disclosed as of December 31, 2022.

TSFR3M — 3 month Term SOFR, rate disclosed as of December 31, 2022.

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

See notes to financial statements.

22

USAA Mutual Funds Trust	Statement of Assets and Liabilities December 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Ultra Short-Term Bond Fund
Assets:
Investments, at value (Cost $286,950)	$279,300	(a)
Cash	2,983
Receivables:
Interest	1,279
Capital shares issued	150
From Adviser	26
Prepaid expenses	52
Total Assets	283,790
Liabilities:
Payables:
Collateral received on loaned securities	3,886
Distributions	17
Investments purchased	2,499
Capital shares redeemed	338
Accrued expenses and other payables:
Investment advisory fees	66
Administration fees	31
Custodian fees	5
Transfer agent fees	22
Compliance fees	—	(b)
Trustees' fees	—	(b)
12b-1 fees	—	(b)
Other accrued expenses	41
Total Liabilities	6,905
Net Assets:
Capital	286,994
Total accumulated earnings/(loss)	(10,109)
Net Assets	$276,885
Net Assets
Fund Shares	$169,400
Institutional Shares	102,043
Class A	133
R6 Shares	5,309
Total	$276,885
Shares (unlimited number of shares authorized with no par value):
Fund Shares	17,197
Institutional Shares	10,356
Class A	14
R6 Shares	539
Total	28,106
Net asset value, offering and redemption price per share: (c)
Fund Shares	$9.85
Institutional Shares	9.85
Class A	9.85
R6 Shares	9.86

(a)  Includes $3,749 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

23

USAA Mutual Funds Trust	Statement of Operations For the Year Ended December 31, 2022

(Amounts in Thousands)

USAA Ultra Short-Term Bond Fund
Investment Income:
Interest	$7,646
Securities lending (net of fees)	20
Total Income	7,666
Expenses:
Investment advisory fees	827
Administration fees — Fund Shares	282
Administration fees — Institutional Shares	103
Administration fees — Class A	1
Administration fees — R6 Shares	2
Sub-Administration fees	24
12b-1 fees — Class A	1
Custodian fees	37
Transfer agent fees — Fund Shares	166
Transfer agent fees — Institutional Shares	103
Transfer agent fees — Class A	1
Transfer agent fees — R6 Shares	— (a)
Trustees' fees	47
Compliance fees	2
Legal and audit fees	62
State registration and filing fees	172
Other expenses	78
Recoupment of prior expenses waived/reimbursed by Adviser	15
Total Expenses	1,923
Expenses waived/reimbursed by Adviser	(127)
Net Expenses	1,796
Net Investment Income (Loss)	5,870
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(200)
Net change in unrealized appreciation/depreciation on investment securities	(7,968)
Net realized/unrealized gains (losses) on investments	(8,168)
Change in net assets resulting from operations	$(2,298)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

24

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Ultra Short-Term Bond Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$5,870	$2,613
Net realized gains (losses)	(200)	615
Net change in unrealized appreciation/depreciation	(7,968)	(1,069)
Change in net assets resulting from operations	(2,298)	2,159
Distributions to Shareholders:
Fund Shares	(3,697)	(1,931)
Institutional Shares	(2,094)	(644)
Class A	(15)	(1)
R6 Shares	(82)	(43)
Change in net assets resulting from distributions to shareholders	(5,888)	(2,619)
Change in net assets resulting from capital transactions	(7,704)	17,023
Change in net assets	(15,890)	16,563
Net Assets:
Beginning of period	292,775	276,212
End of period	$276,885	$292,775

(continues on next page)

See notes to financial statements.

25

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Ultra Short-Term Bond Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$26,263	$59,548
Distributions reinvested	3,566	1,867
Cost of shares redeemed	(66,006)	(62,768)
Total Fund Shares	$(36,177)	$(1,353)
Institutional Shares
Proceeds from shares issued	$88,727	$86,636
Distributions reinvested	2,091	642
Cost of shares redeemed	(65,575)	(63,509)
Total Institutional Shares	$25,243	$23,769
Class A
Proceeds from shares issued	$1,934	$200
Distributions reinvested	1	1
Cost of shares redeemed	(1,854)	(160)
Total Class A	$81	$41
R6 Shares
Proceeds from shares issued	$4,293	$1,581
Distributions reinvested	82	27
Cost of shares redeemed	(1,226)	(7,042)
Total R6 Shares	$3,149	$(5,434)
Change in net assets resulting from capital transactions	$(7,704)	$17,023
Share Transactions:
Fund Shares
Issued	2,644	5,864
Reinvested	361	184
Redeemed	(6,648)	(6,183)
Total Fund Shares	(3,643)	(135)
Institutional Shares
Issued	8,886	8,536
Reinvested	212	63
Redeemed	(6,615)	(6,256)
Total Institutional Shares	2,483	2,343
Class A
Issued	196	20
Reinvested	— (a)	— (a)
Redeemed	(188)	(16)
Total Class A	8	4
R6 Shares
Issued	435	156
Reinvested	8	3
Redeemed	(124)	(694)
Total R6 Shares	319	(535)
Change in Shares	(833)	1,677

(a)  Rounds to less than 1 thousand shares.

See notes to financial statements.

26

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

	USAA Ultra Short-Term Bond Fund
	Fund Shares
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$10.12	$10.13	$10.05	$9.89	$9.97
Investment Activities:
Net investment income (loss)	0.19 (a)	0.09 (a)	0.20 (a)	0.27 (a)	0.22
Net realized and unrealized gains (losses)	(0.26)	(0.01)	0.08	0.16	(0.08)
Total from Investment Activities	(0.07)	0.08	0.28	0.43	0.14
Distributions to Shareholders From:
Net investment income	(0.20)	(0.09)	(0.20)	(0.27)	(0.22)
Total Distributions	(0.20)	(0.09)	(0.20)	(0.27)	(0.22)
Net Asset Value, End of Period	$9.85	$10.12	$10.13	$10.05	$9.89
Total Return (b)	(0.68)%	0.80%	2.81%	4.37%	1.40%
Ratios to Average Net Assets:
Net Expenses (c) (d) (e)	0.63%	0.62%	0.60%	0.61%	0.60%
Net Investment Income (Loss)	1.96%	0.89%	2.01%	2.69%	2.19%
Gross Expenses (e)	0.63%	0.62%	0.60%	0.61%	0.60%
Supplemental Data:
Net Assets at end of period (000's)	$169,400	$210,831	$212,503	$275,168	$283,769
Portfolio Turnover (f)	45%	57%	39%	59%	48%

(continues on next page)

See notes to financial statements.

27

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Ultra Short-Term Bond Fund
	Institutional Shares
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$10.12	$10.13	$10.05	$9.89	$9.97
Investment Activities:
Net investment income (loss)	0.20 (a)	0.10 (a)	0.19 (a)	0.27 (a)	0.22
Net realized and unrealized gains (losses)	(0.26)	(0.01)	0.09 (b)	0.16	(0.08)
Total from Investment Activities	(0.06)	0.09	0.28	0.43	0.14
Distributions to Shareholders From:
Net Investment Income	(0.21)	(0.10)	(0.20)	(0.27)	(0.22)
Total Distributions	(0.21)	(0.10)	(0.20)	(0.27)	(0.22)
Net Asset Value, End of Period	$9.85	$10.12	$10.13	$10.05	$9.89
Total Return (b)	(0.62)%	0.87%	2.87%	4.43%	1.45%
Ratios to Average Net Assets:
Net Expenses (c) (d) (e)	0.57%	0.55%	0.56%	0.55%	0.55%
Net Investment Income (Loss)	2.03%	0.96%	1.86%	2.75%	2.25%
Gross Expenses (e)	0.67%	0.55%	0.63%	0.64%	0.77%
Supplemental Data:
Net Assets at end of period (000's)	$102,043	$79,662	$56,042	$9,842	$8,433
Portfolio Turnover (f)	45%	57%	39%	59%	48%

(continues on next page)

See notes to financial statements.

28

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Ultra Short-Term Bond Fund
	Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021	June 29, 2020(g) through December 31, 2020
Net Asset Value, Beginning of Period	$10.12	$10.13	$9.90
Investment Activities:
Net investment income (loss)	0.27 (a)	0.07 (a)	0.07 (a)
Net realized and unrealized gains (losses)	(0.36)	(0.01)	0.23 (b)
Total from Investment Activities	(0.09)	0.06	0.30
Distributions to Shareholders From:
Net investment income	(0.18)	(0.07)	(0.07)
Total Distributions	(0.18)	(0.07)	(0.07)
Net Asset Value, End of Period	$9.85	$10.12	$10.13
Total Return (b) (h)	(0.91)%	0.57%	3.02%
Ratios to Average Net Assets:
Net Expenses (c) (d) (e) (i)	0.85%	0.85%	0.84%
Net Investment Income (Loss) (i)	2.77%	0.65%	1.32%
Gross Expenses (e) (i)	2.73%	14.86%	108.95%
Supplemental Data:
Net Assets at end of period (000's)	$133	$59	$19
Portfolio Turnover (f) (h)	45%	57%	39%

(continues on next page)

See notes to financial statements.

29

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	USAA Ultra Short-Term Bond Fund
	R6 Shares
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$10.12	$10.13	$10.05	$9.88	$9.97
Investment Activities:
Net investment income (loss)	0.25 (a)	0.11 (a)	0.21 (a)	0.29 (a)	0.24
Net realized and unrealized gains (losses)	(0.30)	(0.02)	0.09	0.17	(0.09)
Total from Investment Activities	(0.05)	0.09	0.30	0.46	0.15
Distributions to Shareholders From:
Net investment income	(0.21)	(0.10)	(0.22)	(0.29)	(0.24)
Total Distributions	(0.21)	(0.10)	(0.22)	(0.29)	(0.24)
Net Asset Value, End of Period	$9.86	$10.12	$10.13	$10.05	$9.88
Total Return (b)	(0.43)%	0.91%	3.02%	4.70%	1.51%
Ratios to Average Net Assets:
Net Expenses (c) (d) (e)	0.47%	0.48%	0.41%	0.39%	0.39%
Net Investment Income (Loss)	2.56%	1.09%	2.15%	2.92%	2.41%
Gross Expenses (e)	0.83%	0.49%	0.51%	0.80%	0.69%
Supplemental Data:
Net Assets at end of period (000's)	$5,309	$2,223	$7,648	$6,518	$4,980
Portfolio Turnover (f)	45%	57%	39%	59%	48%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(c)  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(d)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning June 29, 2020 for Class A, and July 1, 2019 for Fund Shares, Institutional Shares and R6 Shares, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(e)  Does not include acquired fund fees and expenses, if any.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(g)  Commencement of operations.

(h)  Not annualized for periods less than one year.

(i)  Annualized for periods less than one year

See notes to financial statements.

30

USAA Mutual Funds Trust	Notes to Financial Statements December 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Ultra Short-Term Bond Fund (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Class A, and R6 Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

The Adviser, appointed as the valuation designee by the Trust's Board of Trustees' (the "Board"), has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the valuation designee and subject to the oversight of the Board. The pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$53,274	$—	$53,274
Collateralized Mortgage Obligations	—	46,399	—	46,399
Senior Secured Loans	—	10,195	—	10,195
Corporate Bonds	—	71,400	—	71,400
Yankee Dollars	—	47,801	—	47,801
Municipal Bonds	—	13,793	—	13,793
U.S. Treasury Obligations	—	3,720	—	3,720
Commercial Paper	—	28,832	—	28,832
Collateral for Securities Loaned	3,886	—	—	3,886
Total	$3,886	$275,414	$—	$279,300

As of December 31, 2022, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can generally take place within 35 days a month or more after the trade date. Securities that require more than 35 days to settle are considered a senior security and subject to Rule 18f-4. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payables for Investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Leveraged Loans:

The Fund may invest in leveraged loans, a type of bank loan. Leveraged loans are adjustable-rate bank loans made to companies rated below investment grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as London Interbank Offered Rate ("LIBOR") and a "spread" above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater "spread" over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

The Fund may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received. These amounts, if received, are included in Interest income on the Statement of Operations.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of December 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$3,749	$—	$3,886

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser under specified conditions outlined in the valuation policies and procedures adopted by the Board. In addition, as defined under the valuation policies and procedures, each transaction must be effected at the independent current market price. For the year ended December 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$2,000	$2,000	$—

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$110,000	$109,241

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

rate of 0.24% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Ultra Short Obligations Funds Index. The Lipper Ultra Short Obligations Funds Index tracks the total return performance of the largest funds within the Lipper Ultra Short Obligations Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Ultra Short Obligations Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period January 1, 2022, to December 31, 2022, performance adjustments were $97, $21, less than $1 and $2 for Fund Shares, Institutional Shares, Class A and R6 Shares, in thousands, respectively. Performance adjustments were 0.05%, 0.02%, less than 0.01% and 0.08% for Fund Shares, Institutional Shares, Class A and R6 Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended December 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15%, and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, Class A, and R6 Shares, respectively. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares, Class A, and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10%, and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended December 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended December 31, 2022, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the year ended December 31, 2022, the Distributor did not receive any commissions.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of December 31, 2022, the expense limits (excluding voluntary waivers) were 0.60%, 0.55%, 0.85%, and 0.39% for Fund Shares, Institutional Shares, Class A, and R6 Shares, respectively.

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of December 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at December 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$27	$11	$127	$165

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Management Risk — The Fund is actively managed, and the investment techniques and risk analyses used by the Fund's portfolio managers may not produce the desired results.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

LIBOR Discontinuation Risk — The LIBOR discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets. However, LIBOR has been or will be discontinued as

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from January 1, 2022, through June 27, 2022, interest was based on the one-month LIBOR plus one percent. Effective with the renewal, for the period June 28, 2022, through December 31, 2022, interest was based on the one-month SOFR plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2022.

7. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2022, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended December 31, 2022			Year Ended December 31, 2021
Distributions paid from Ordinary Income	Total Taxable Distributions	Total Distributions Paid	Distributions paid from Ordinary Income	Total Taxable Distributions	Total Distributions Paid
$5,888	$5,888	$5,888	$2,619	$2,619	$2,619

As of December 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$950	$(901)	$49	$(2,495)	$(7,663)	$(10,109)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2022

As of December 31, 2022, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$1,950	$545	$2,495

As of December 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$286,963	$214	$(7,877)	$(7,663)

8. Subsequent Event

On June 29, 2022, the Board approved a change to the Fund's fiscal year-end from December 31 to April 30, with an effective date of April 30, 2023.

The Board, upon recommendation of the Adviser, has approved a change in the name of the Trust and each individual fund within the Trust. On February 23, 2023, an initial filing was made with the SEC to commence the process to effectuate the following changes.

Effective at the start of business on April 24, 2023 (the "Effective Date"), the name of the Trust will change from USAA Mutual Funds Trust to Victory Portfolios III, and all references to USAA Mutual Funds Trust in the summary prospectuses, statutory prospectuses, and SAIs will be replaced by the new name.

Also on the Effective Date, references to the current name of the Fund in the summary prospectuses, statutory prospectuses, and SAIs will be replaced with the new names as follows:

Old Name	New Name
USAA Ultra Short-Term Bond Fund	Victory Ultra Short-Term Bond Fund

In addition, on the Effective Date, USAA Investments, a Victory Capital Management Inc. Investment Franchise, that currently manages the USAA Fixed Income Funds, will change its name to Victory Income Investors, and all references to USAA Investments in the summary prospectuses, statutory prospectuses, and SAIs, will be replaced.

Please note that there will be no changes in the management of the Funds or to the Funds' ticker symbols.

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Ultra Short-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Ultra Short-Term Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, agent banks, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
February 28, 2023

42

USAA Mutual Funds Trust	Supplemental Information December 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

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Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

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Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

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Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (07/01/19-present); Executive Director, Investment and Financial Administration, USAA (2012-06/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (07/01/19-present); Accounting/ Financial Director, USAA (12/13-06/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

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Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022, through December 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value 12/31/22	Actual Expenses Paid During Period 7/1/22-12/31/22*	Hypothetical Expenses Paid During Period 7/1/22-12/31/22*	Annualized Expense Ratio During Period 7/1/22-12/31/22
Fund Shares	$1,000.00	$1,015.40	$1,021.98	$3.25	$3.26	0.64%
Institutional Shares	1,000.00	1,014.80	1,022.38	2.84	2.85	0.56
Class A	1,000.00	1,014.30	1,020.92	4.32	4.33	0.85
R6 Shares	1,000.00	1,016.40	1,022.99	2.24	2.24	0.44

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Ultra Short-Term Bond Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

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The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements — was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the median of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-year period ended June 30, 2022, and was above the average of its performance universe and its Lipper index for the three-, five- and ten-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance for certain periods.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the

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USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2022

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allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

52

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

94420-0223

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics in included as an Exhibit.
(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; on July 1, 2019, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics ("Sarbanes Code") applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley, who are “independent” for purposes of this Item 3 of Form N-CSR.

Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit and Compliance Committee, Investments Committee, Product Management and Distribution Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

Item 4. Principal Accountant Fees and Services.

	2022	2021
(a) Audit Fees (1)	$172,290	$163,506
(b) Audit-Related Fees (2)	-	-
(c) Tax Fees (3)	11,274	5,421
(d) All Other Fees (4)	-	-

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Ernst & Young LLP for statutory and regulatory filings.

(2) For the fiscal years ended December 31, 2022 and December 31, 2021, there were no audit-related fees billed by Ernst & Young LLP to the Registrant.

(3) Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for assistance with foreign tax compliance services and tax consulting fees.

(4) For the fiscal years ended December 31, 2022 and December 31, 2021, there were no other fees billed by Ernst & Young LLP to the Registrant.

(e)(1) All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit and Compliance Committee. The Audit and Compliance Committee Charter also permits the Chair of the Audit and Compliance Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit and Compliance Committee. All non-audit services were pre-approved by the Audit and Compliance Committee or its Chair, consistent with the Audit and Compliance Committee's preapproval procedures.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g) Aggregate non-audit fees for services rendered to the:

	Registrant	Adviser
2022	$11,274	$142,166
2021	$5,421	$124,184

(h) The aggregate non-audit fees related to fees billed by Ernst & Young LLP for services rendered to the Registrant; the investment adviser, and the Funds' transfer agent, Victory Capital Transfer Agency Inc., which includes aggregate fees accrued or paid to Ernst & Young LLP for professional services rendered related to the annual study of internal controls of the transfer agent for fiscal years listed above. All services were preapproved by the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)  Not applicable.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by the Adviser or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)  Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable

(b)  Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	USAA Mutual Fund Trust

By (Signature and Title)*	/s/ James K. De Vries
James K. De Vries, Principal Financial Officer

Date	March 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	March 2, 2023

By (Signature and Title)*	/s/ James, K. De Vries
James K. De Vries, Principal Financial Officer

Date	March 4, 2023